                                                              MAY 1, 2006


PREFERENCE PLUS(R) ACCOUNT VARIABLE ANNUITY CONTRACTS
ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes individual and group Preference Plus Account contracts for deferred variable annuities ("Deferred Annuities") and Preference Plus immediate variable income annuities ("Income Annuities"). The Income Annuities are no longer available.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DEFERRED
ANNUITIES
AVAILABLE:
     --  Non-Qualified
     --  Traditional IRA
     --  Roth IRA
     --  SIMPLE IRA
     --  SEP IRA

INCOME ANNUITIES
AVAILABLE:
     --  Non-Qualified
     --  Traditional IRA
     --  Roth IRA
     --  SIMPLE IRA
     --  SEP IRA

A WORD ABOUT
INVESTMENT RISK:
An investment in any
of these variable
annuities involves
investment risk. You
could lose money you
invest. Money invested
is NOT:
     --  a bank
      deposit or
      obligation;
     --  federally
      insured or
      guaranteed; or
     --  endorsed by
      any bank or
      other financial
      institution.
--------------------------------------------------------------------------------

You decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in the Contract for your Deferred Annuity or Income Annuity. Your choices may include the Fixed Interest Account/Fixed Income Option (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding Portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), Portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series ("American Funds"). For convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.


  WESTERN ASSET MANAGEMENT U.S. GOVERNMENT         AMERICAN FUNDS GLOBAL SMALL
    (FORMERLY, SALOMON BROTHERS U.S.                 CAPITALIZATION
    GOVERNMENT)                                    FI MID CAP OPPORTUNITIES
  BLACKROCK BOND INCOME                            LAZARD MID-CAP (FORMERLY, MET/AIM
  AMERICAN FUNDS BOND                                MID CAP CORE EQUITY)
  LEHMAN BROTHERS(R) AGGREGATE BOND INDEX          METLIFE MID CAP STOCK INDEX
  PIMCO TOTAL RETURN                               FI INTERNATIONAL STOCK
  WESTERN ASSET MANAGEMENT STRATEGIC BOND          HARRIS OAKMARK INTERNATIONAL
    OPPORTUNITIES (FORMERLY, SALOMON               MFS(R) RESEARCH INTERNATIONAL
    BROTHERS STRATEGIC BOND OPPORTUNITIES)         MORGAN STANLEY EAFE(R) INDEX
  LORD ABBETT BOND DEBENTURE                       BLACKROCK LEGACY LARGE CAP GROWTH
  PIMCO INFLATION PROTECTED BOND                   FI LARGE CAP
  BLACKROCK DIVERSIFIED                            AMERICAN FUNDS GROWTH
  MFS(R) TOTAL RETURN                              JANUS AGGRESSIVE GROWTH
  NEUBERGER BERMAN REAL ESTATE                     JENNISON GROWTH
  HARRIS OAKMARK FOCUSED VALUE                     OPPENHEIMER CAPITAL APPRECIATION
  BLACKROCK LARGE CAP VALUE                        T. ROWE PRICE LARGE CAP GROWTH
  DAVIS VENTURE VALUE                              LOOMIS SAYLES SMALL CAP
  FI VALUE LEADERS                                 RUSSELL 2000(R) INDEX
  HARRIS OAKMARK LARGE CAP VALUE                   BLACKROCK AGGRESSIVE GROWTH
  NEUBERGER BERMAN MID CAP VALUE                   T. ROWE PRICE MID-CAP GROWTH
  OPPENHEIMER GLOBAL EQUITY                        FRANKLIN TEMPLETON SMALL CAP
  BLACKROCK STRATEGIC VALUE                          GROWTH
  BLACKROCK INVESTMENT TRUST                       MET/AIM SMALL CAP GROWTH
  AMERICAN FUNDS GROWTH-INCOME                     T. ROWE PRICE SMALL CAP GROWTH
  LEGG MASON VALUE EQUITY                          RCM GLOBAL TECHNOLOGY
  METLIFE STOCK INDEX



                              ASSET ALLOCATION PORTFOLIOS
  METLIFE CONSERVATIVE ALLOCATION                  METLIFE MODERATE TO AGGRESSIVE
  METLIFE CONSERVATIVE TO MODERATE                   ALLOCATION
    ALLOCATION                                     METLIFE AGGRESSIVE ALLOCATION
  METLIFE MODERATE ALLOCATION



                       EXCHANGE-TRADED FUNDS ("ETF") PORTFOLIOS
  CYCLICAL GROWTH ETF                              CYCLICAL GROWTH AND INCOME ETF


HOW TO LEARN MORE:



Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities, Income Annuities and Metropolitan Life Separate Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2006. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page A-PPA-92 of this Prospectus. To view or download the SAI, go to our website www.MetLife.com. To request a free copy of the SAI or to ask questions, write or call:



Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893
Phone: (800) 638-7732



The Securities and Exchange Commission has a website (http://www.sec.gov), which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.


This Prospectus is not valid unless attached to the current Metropolitan Fund, Met Investors Fund and American Funds prospectuses, which are attached to the back of this Prospectus. You should also read these prospectuses carefully before purchasing a Deferred Annuity or Income Annuity.

                                 [METLIFE LOGO]

TABLE OF CONTENTS



IMPORTANT TERMS YOU SHOULD KNOW........... ...........  A-PPA-4
TABLE OF EXPENSES.................. ..................  A-PPA-6
ACCUMULATION UNIT VALUES TABLE............ ...........  A-PPA-13
METLIFE....................... .......................  A-PPA-14
METROPOLITAN LIFE SEPARATE ACCOUNT E......... ........  A-PPA-14
VARIABLE ANNUITIES.................. .................  A-PPA-14
   A Deferred Annuity.................................  A-PPA-15
   An Income Annuity..................................  A-PPA-15
YOUR INVESTMENT CHOICES............... ...............  A-PPA-16
   Certain Payments We Receive with Regard to the
      Portfolios......................................  A-PPA-20
DEFERRED ANNUITIES.................. .................  A-PPA-21
   The Deferred Annuity and Your Retirement Plan......  A-PPA-21
   Automated Investment Strategies....................  A-PPA-22
   Purchase Payments..................................  A-PPA-23
      Allocation of Purchase Payments.................  A-PPA-23
      Automated Purchase Payments.....................  A-PPA-23
      Electronic Applications.........................  A-PPA-24
      Limits on Purchase Payments.....................  A-PPA-24
   The Value of Your Investment.......................  A-PPA-24
   Transfers..........................................  A-PPA-25
   Access to Your Money...............................  A-PPA-29
      Systematic Withdrawal Program...................  A-PPA-29
      Minimum Distribution............................  A-PPA-31
   Contract Fee.......................................  A-PPA-31
   Charges............................................  A-PPA-31
      Insurance-Related Charge........................  A-PPA-31
      Investment-Related Charge.......................  A-PPA-32
   Premium and Other Taxes............................  A-PPA-32
   Early Withdrawal Charges...........................  A-PPA-32
      When No Early Withdrawal Charge Applies.........  A-PPA-33
      When A Different Early Withdrawal Charge May
        Apply.........................................  A-PPA-34
   Free Look..........................................  A-PPA-35
   Death Benefit......................................  A-PPA-36
   Pay-out Options (or Income Options)................  A-PPA-37
INCOME ANNUITIES................... ..................  A-PPA-38
   Income Payment Types...............................  A-PPA-38
   Minimum Size of Your Purchase Payment..............  A-PPA-40
   Allocation.........................................  A-PPA-40


A-PPA- 2

   The Value of Your Income Payments............................  A-PPA-40
   Reallocations................................................  A-PPA-42
   Contract Fee.................................................  A-PPA-45
   Charges......................................................  A-PPA-46
      Insurance-Related or Separate Account Charge..............  A-PPA-46
      Investment-Related Charge.................................  A-PPA-46
   Premium and Other Taxes......................................  A-PPA-46
   Free Look....................................................  A-PPA-47
GENERAL INFORMATION...................... ......................  A-PPA-47
   Administration...............................................  A-PPA-47
      Purchase Payments.........................................  A-PPA-47
      Confirming Transactions...................................  A-PPA-48
      Processing Transactions...................................  A-PPA-48
        By Telephone or Internet................................  A-PPA-48
        After Your Death........................................  A-PPA-50
        Third Party Requests....................................  A-PPA-50
        Valuation -- Suspension of Payments.....................  A-PPA-50
   Advertising Performance......................................  A-PPA-51
   Changes to Your Deferred Annuity or Income Annuity ..........  A-PPA-53
   Voting Rights................................................  A-PPA-54
   Who Sells the Deferred Annuities and Income Annuities .......  A-PPA-54
   Financial Statements.........................................  A-PPA-57
   When We Can Cancel Your Deferred Annuity or Income Annuity...  A-PPA-57
INCOME TAXES.......................... .........................  A-PPA-57
LEGAL PROCEEDING........................ .......................  A-PPA-79
APPENDIX A PREMIUM TAX TABLE.................. .................  A-PPA-80
APPENDIX B ACCUMULATION UNIT VALUES FOR EACH INVESTMENT
  DIVISION........................... ..........................  A-PPA-81
APPENDIX C PORTFOLIO LEGAL AND MARKETING NAMES......... ........  A-PPA-91
APPENDIX D TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL
  INFORMATION......................... .........................  A-PPA-92


MetLife does not intend to offer the Deferred Annuities or Income Annuities anywhere they may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities or Income Annuities other than the information in this Prospectus, the attached prospectuses, supplements to the prospectuses or any supplemental sales material we authorize.

                                                                        A-PPA- 3

IMPORTANT TERMS YOU SHOULD KNOW

ACCOUNT BALANCE

When you purchase a Deferred Annuity, an account is set up for you. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account and the Fixed Interest Account.

ACCUMULATION UNIT VALUE


With a Deferred Annuity, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units. Accumulation units are established for each investment division. We determine the value of these accumulation units at the close of the Exchange (see definition below) each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.


ANNUITY UNIT VALUE

With an Income Annuity or variable pay-out option, the money paid-in or reallocated into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ASSUMED INVESTMENT RETURN (AIR)

Under an Income Annuity or variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.

CONTRACT

A Contract is the legal agreement between you and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to you under a group annuity contract. This document contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.

CONTRACT YEAR

Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12 month period.

A-PPA- 4

EARLY WITHDRAWAL CHARGE

The early withdrawal charge is an amount we deduct from your Account Balance if you withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.

EXCHANGE


In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."


INVESTMENT DIVISION

Investment divisions are subdivisions of the Separate Account. When you allocate a purchase payment, transfer money or make reallocations of your income payment to an investment division, the investment division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, Met Investors Fund or American Funds.

METLIFE

MetLife is Metropolitan Life Insurance Company, which is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE

Your MetLife Designated Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity or Income Annuity. Your quarterly statement, payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to initiate a request is 1-800-638-7732.

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.

VARIABLE ANNUITY

An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the investment divisions in a variable annuity.

YOU

In this Prospectus, depending on the context, "you" may mean either the purchaser of the Deferred Annuity or Income Annuity, the annuitant under an Income Annuity, or the participant or annuitant under certain group arrangements.

                                                                        A-PPA- 5

TABLE OF EXPENSES -- PREFERENCE PLUS DEFERRED ANNUITIES


    The following tables describe the fees and expenses you will pay when you buy, hold or withdraw amounts from your Deferred Annuity. The first table describes charges you will pay at the time you purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or Income Annuity or make transfers/reallocations between the investment divisions of your Deferred Annuity or Income Annuity. The tables do not show premium and other taxes which may apply. There are no fees for the Fixed Interest Account or Fixed Income Option.

--------------------------------------------------------------------------------

CONTRACT OWNER TRANSACTION EXPENSES

  Sales Load Imposed on Purchase Payments...................        None
  Early Withdrawal Charge (as a percentage of each purchase
     payment funding the withdrawal during the pay-in
     phase)(1)..............................................    Up to 7%
  Exchange Fee for Deferred Annuities.......................        None
  Surrender Fee for Deferred Annuities......................        None
  Income Annuity Contract Fee(2)............................        $350
  Transfer Fee..............................................        None

1 AN EARLY WITHDRAWAL CHARGE OF UP TO 7% MAY APPLY IF YOU WITHDRAW PURCHASE PAYMENTS WITHIN 7 YEARS OF WHEN THEY WERE CREDITED TO YOUR DEFERRED ANNUITY. THE CHARGE ON PURCHASE PAYMENTS IS CALCULATED ACCORDING TO THE FOLLOWING
   SCHEDULE:

   DURING PURCHASE PAYMENT YEAR
   1...........................................................       7%
   2...........................................................       6%
   3...........................................................       5%
   4...........................................................       4%
   5...........................................................       3%
   6...........................................................       2%
   7...........................................................       1%
   Thereafter..................................................       0%

   THERE ARE TIMES WHEN THE EARLY WITHDRAWAL CHARGE DOES NOT APPLY TO AMOUNTS THAT ARE WITHDRAWN FROM A DEFERRED ANNUITY. FOR EXAMPLE, EACH CONTRACT YEAR YOU MAY TAKE THE GREATER OF 10% OF YOUR ACCOUNT BALANCE OR YOUR PURCHASE PAYMENTS MADE OVER 7 YEARS AGO FREE OF EARLY WITHDRAWAL CHARGES.

2 THERE IS A ONE-TIME CONTRACT FEE OF $350 FOR INCOME ANNUITIES. WE DO NOT CHARGE THIS FEE IF YOU ELECT A PAY-OUT OPTION UNDER YOUR DEFERRED ANNUITY AND YOU HAVE OWNED YOUR DEFERRED ANNUITY FOR MORE THAN TWO YEARS.
--------------------------------------------------------------------------------

The second table describes the fees and expenses that you will bear periodically during the time you hold the Deferred Annuity, but does not include fees and expenses for the Portfolios.

Annual Contract Fee for Deferred Annuities(3)...................................................     None
Separate Account Charge (as a percentage of your average account value)(4)
  General Administrative Expenses Charge........................................................     .50%
  Mortality and Expense Risk Charge.............................................................     .75%
  Total Separate Account Annual Charge..................  Current and Maximum Guaranteed Charge:    1.25%

3 A $20 ANNUAL CONTRACT FEE IS IMPOSED ON MONEY IN THE FIXED INTEREST ACCOUNT. THIS FEE MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES.

4 PURSUANT TO THE TERMS OF THE CONTRACT, OUR TOTAL SEPARATE ACCOUNT CHARGE WILL NOT EXCEED 1.25% OF YOUR AVERAGE BALANCE IN THE INVESTMENT DIVISIONS. FOR PURPOSES OF PRESENTATION HERE, WE ESTIMATED THE ALLOCATION BETWEEN GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK CHARGE FOR THE DEFERRED ANNUITIES OR THE AMOUNT OF UNDERLYING PORTFOLIO SHARES WE HAVE DESIGNATED IN THE INVESTMENT DIVISION TO GENERATE YOUR INCOME PAYMENTS FOR THE INCOME ANNUITIES.
--------------------------------------------------------------------------------


The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold your Contract. All of the Portfolios listed below are Class A except for the BlackRock Large Cap Value, FI Large Cap, FI Value Leaders, Lazard Mid-Cap, Met/AIM Small Cap Growth, Neuberger Berman Real Estate, MFS(R) Total Return, BlackRock Legacy Large Cap Growth, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, Cyclical Growth ETF, Cyclical Growth and Income ETF and Harris Oakmark International Portfolios, which are Class E Portfolios, and the Portfolios of the American Funds, which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund and the American Funds fees and expenses are contained in their respective prospectuses.



                                                                       Minimum   Maximum
Total Annual Metropolitan Fund, Met Investors Fund and American Funds  -------   -------
  Operating Expenses for the fiscal year ending December 31, 2005
     (expenses that are deducted from these Funds' assets include management fees, distribution fees (12b-1 fees) and other
     expenses)..................................................        0.29%     8.27%
  After Waiver and/or Reimbursement of Expenses (5)(6)..........        0.28%     1.19%


A-PPA- 6

5 MET INVESTORS ADVISORY LLC ("METLIFE INVESTORS") AND MET INVESTORS FUND HAVE ENTERED INTO AN EXPENSE LIMITATION AGREEMENT UNDER WHICH MET INVESTORS FUND HAS AGREED TO WAIVE OR LIMIT ITS FEES AND TO ASSUME OTHER EXPENSES SO THAT THE TOTAL ANNUAL EXPENSES OF EACH PORTFOLIO (OTHER THAN INTEREST, TAXES, BROKERAGE COMMISSIONS, OTHER EXPENDITURES WHICH ARE CAPITALIZED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND OTHER EXTRAORDINARY EXPENSES NOT INCURRED IN THE ORDINARY COURSE OF EACH PORTFOLIO'S BUSINESS) WILL NOT EXCEED, AT ANY TIME PRIOR TO APRIL 30, 2007, THE FOLLOWING
   PERCENTAGES: 0.70% FOR THE CYCLICAL GROWTH AND INCOME ETF PORTFOLIO (CLASS
   E), 0.70% FOR THE CYCLICAL GROWTH ETF PORTFOLIO (CLASS E), 0.80% FOR THE PIMCO INFLATION PROTECTED BOND PORTFOLIO (CLASS E), 1.25% FOR THE HARRIS OAKMARK INTERNATIONAL PORTFOLIO (CLASS E), 0.90% FOR THE JANUS AGGRESSIVE GROWTH PORTFOLIO, 1.05% FOR THE LAZARD MID-CAP PORTFOLIO (CLASS E), 0.80% FOR THE LEGG MASON VALUE EQUITY PORTFOLIO, 1.20% FOR THE MET/AIM SMALL CAP GROWTH PORTFOLIO (CLASS E), 1.00% FOR THE MFS(R) RESEARCH INTERNATIONAL PORTFOLIO, 1.05% FOR THE NEUBERGER BERMAN REAL ESTATE PORTFOLIO (CLASS E), 0.90% FOR THE OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO (CLASS E), 1.10% FOR THE RCM GLOBAL TECHNOLOGY PORTFOLIO AND 0.90% FOR THE T. ROWE PRICE MID-CAP GROWTH PORTFOLIO. UNDER CERTAIN CIRCUMSTANCES, ANY FEES WAIVED OR EXPENSES REIMBURSED BY METLIFE INVESTORS MAY, WITH THE APPROVAL OF THE TRUST'S BOARD OF TRUSTEES, BE REPAID BY THE APPLICABLE PORTFOLIO TO METLIFE INVESTORS. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED. SEE THE ATTACHED PROSPECTUS FOR THE MET INVESTORS FUND FOR MORE INFORMATION ABOUT THE AGREEMENT TO WAIVE OR LIMIT FEES AND TO ASSUME OTHER EXPENSES BETWEEN METLIFE INVESTORS AND THE MET INVESTORS FUND.


6 PURSUANT TO AN EXPENSE AGREEMENT METLIFE ADVISERS, LLC ("METLIFE ADVISERS") HAS AGREED TO WAIVE ITS INVESTMENT MANAGEMENT FEE OR PAY OPERATING EXPENSES (EXCLUSIVE OF BROKERAGE COSTS, INTEREST, TAXES AND EXTRAORDINARY EXPENSES, UNDERLYING PORTFOLIO INVESTMENT MANAGEMENT FEES AND EXPENSES) AS NECESSARY TO LIMIT THE TOTAL OF SUCH EXPENSES TO THE ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF THE FOLLOWING PORTFOLIOS AS INDICATED:


                         PORTFOLIO                            PERCENTAGE
                         ---------                            ----------
METLIFE CONSERVATIVE ALLOCATION PORTFOLIO                        0.10
METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO            0.10
METLIFE MODERATE ALLOCATION PORTFOLIO                            0.10
METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO              0.10
METLIFE AGGRESSIVE ALLOCATION PORTFOLIO                          0.10
FI LARGE CAP PORTFOLIO (CLASS E)                                 0.95



   THIS WAIVER OR AGREEMENT TO PAY IS SUBJECT TO THE OBLIGATION OF EACH CLASS OF THE PORTFOLIO (EXCEPT FI LARGE CAP PORTFOLIO) SEPARATELY TO REPAY METLIFE ADVISERS SUCH EXPENSES IN FUTURE YEARS, IF ANY, WHEN THE PORTFOLIO'S CLASS'S EXPENSES FALL BELOW THE ABOVE PERCENTAGES IF CERTAIN CONDITIONS ARE MET. THE AGREEMENT MAY BE TERMINATED AT ANY TIME AFTER APRIL 30, 2007. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED.



   METLIFE ADVISERS HAS ALSO AGREED TO WAIVE A PORTION OF ITS INVESTMENT MANAGEMENT FEE UNTIL AT LEAST APRIL 30, 2007 FOR THE FOLLOWING PORTFOLIOS IN THE PERCENTAGE AMOUNTS SPECIFIED BELOW:



                         PORTFOLIO                                        WAIVED PERCENTAGE
                         ---------                            -----------------------------------------
BLACKROCK BOND INCOME PORTFOLIO                                        0.025% ON ASSETS OVER $1 BILLION
                                                                               AND LESS THAN $2 BILLION
LOOMIS SAYLES SMALL CAP PORTFOLIO                                                   0.05% ON ALL ASSETS
LEHMAN BROTHERS(R) AGGREGATE BOND INDEX PORTFOLIO                                  0.006% ON ALL ASSETS
METLIFE STOCK INDEX PORTFOLIO                                                      0.007% ON ALL ASSETS
METLIFE MID CAP STOCK INDEX PORTFOLIO                                              0.007% ON ALL ASSETS
RUSSELL 2000(R) INDEX PORTFOLIO                                                    0.007% ON ALL ASSETS
MORGAN STANLEY EAFE(R) INDEX PORTFOLIO                                             0.007% ON ALL ASSETS
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO                      0.015% ON THE FIRST $50 MILLION OF ASSETS


   THE EFFECT OF SUCH WAIVER IS THAT PERFORMANCE RESULTS ARE INCREASED. SEE THE ATTACHED PROSPECTUS FOR THE METROPOLITAN FUND FOR MORE INFORMATION ABOUT THE AGREEMENT TO WAIVE OR LIMIT FEES AND TO ASSUME OTHER EXPENSES BETWEEN METLIFE ADVISERS AND THE METROPOLITAN FUND.

                                                                        A-PPA- 7

                                                                        C             A+B+C=D
METROPOLITAN FUND ANNUAL EXPENSES                A          B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2005     MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets)(8)      FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
-------------------------------------------------------------------------------------------------
Western Asset Management U.S. Government
  Portfolio(7)(23).........................     0.54      0.00         0.07             0.61
BlackRock Bond Income
  Portfolio(6)(7)(10)(18)..................     0.40      0.00         0.07             0.47
Lehman Brothers(R) Aggregate Bond Index
  Portfolio(6).............................     0.25      0.00         0.06             0.31
Western Asset Management Strategic Bond
  Opportunities Portfolio(7)(23)...........     0.65      0.00         0.10             0.75
BlackRock Diversified Portfolio(7)(18).....     0.44      0.00         0.06             0.50
MFS(R) Total Return Portfolio (Class
  E)(7)(9)(28).............................     0.57      0.15         0.16             0.88
Harris Oakmark Focused Value
  Portfolio(7).............................     0.73      0.00         0.04             0.77
BlackRock Large Cap Value Portfolio (Class
  E)(7)(9)(18).............................     0.70      0.15         0.15             1.00
Davis Venture Value Portfolio(7)...........     0.72      0.00         0.04             0.76
FI Value Leaders Portfolio (Class
  E)(7)(9).................................     0.66      0.15         0.07             0.88
Harris Oakmark Large Cap Value
  Portfolio(7).............................     0.72      0.00         0.06             0.78
Neuberger Berman Mid Cap Value
  Portfolio(7).............................     0.67      0.00         0.09             0.76
Oppenheimer Global Equity
  Portfolio(7)(20).........................     0.60      0.00         0.33             0.93
BlackRock Strategic Value
  Portfolio(7)(18).........................     0.83      0.00         0.06             0.89
BlackRock Investment Trust
  Portfolio(7)(18).........................     0.49      0.00         0.06             0.55
MetLife Stock Index Portfolio(6)...........     0.25      0.00         0.04             0.29
FI Mid Cap Opportunities
  Portfolio(7)(15).........................     0.68      0.00         0.07             0.75
MetLife Mid Cap Stock Index Portfolio(6)...     0.25      0.00         0.09             0.34
FI International Stock Portfolio(7)(16)....     0.86      0.00         0.20             1.06
Morgan Stanley EAFE(R) Index
  Portfolio(6).............................     0.30      0.00         0.22             0.52
BlackRock Legacy Large Cap Growth Portfolio
  (Class E)(7)(9)(18)......................     0.73      0.15         0.07             0.95
FI Large Cap Portfolio (Class
  E)(6)(7)(9)(27)..........................     0.80      0.15         0.06             1.01
Jennison Growth Portfolio(7)(19)...........     0.64      0.00         0.05             0.69
T. Rowe Price Large Cap Growth
  Portfolio(6)(7)..........................     0.60      0.00         0.12             0.72
Loomis Sayles Small Cap Portfolio(6)(7)....     0.90      0.00         0.08             0.98
Russell 2000(R) Index Portfolio(6).........     0.25      0.00         0.11             0.36
BlackRock Aggressive Growth
  Portfolio(7)(18).........................     0.73      0.00         0.06             0.79
Franklin Templeton Small Cap Growth
  Portfolio(7).............................     0.90      0.00         0.23             1.13
T. Rowe Price Small Cap Growth
  Portfolio(7).............................     0.51      0.00         0.09             0.60

                                                                D-E=F
METROPOLITAN FUND ANNUAL EXPENSES                  E        TOTAL EXPENSES
for fiscal year ending December 31, 2005        WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)(8)   REIMBURSEMENT  REIMBURSEMENT
-------------------------------------------  -----------------------------
Western Asset Management U.S. Government
  Portfolio(7)(23).........................       0.00           0.61
BlackRock Bond Income
  Portfolio(6)(7)(10)(18)..................       0.00           0.47
Lehman Brothers(R) Aggregate Bond Index
  Portfolio(6).............................       0.01           0.30
Western Asset Management Strategic Bond
  Opportunities Portfolio(7)(23)...........       0.00           0.75
BlackRock Diversified Portfolio(7)(18).....       0.00           0.50
MFS(R) Total Return Portfolio (Class
  E)(7)(9)(28).............................       0.00           0.88
Harris Oakmark Focused Value
  Portfolio(7).............................       0.00           0.77
BlackRock Large Cap Value Portfolio (Class
  E)(7)(9)(18).............................       0.00           1.00
Davis Venture Value Portfolio(7)...........       0.00           0.76
FI Value Leaders Portfolio (Class
  E)(7)(9).................................       0.00           0.88
Harris Oakmark Large Cap Value
  Portfolio(7).............................       0.00           0.78
Neuberger Berman Mid Cap Value
  Portfolio(7).............................       0.00           0.76
Oppenheimer Global Equity
  Portfolio(7)(20).........................       0.00           0.93
BlackRock Strategic Value
  Portfolio(7)(18).........................       0.00           0.89
BlackRock Investment Trust
  Portfolio(7)(18).........................       0.00           0.55
MetLife Stock Index Portfolio(6)...........       0.01           0.28
FI Mid Cap Opportunities
  Portfolio(7)(15).........................       0.00           0.75
MetLife Mid Cap Stock Index Portfolio(6)...       0.01           0.33
FI International Stock Portfolio(7)(16)....       0.00           1.06
Morgan Stanley EAFE(R) Index
  Portfolio(6).............................       0.01           0.51
BlackRock Legacy Large Cap Growth Portfolio
  (Class E)(7)(9)(18)......................       0.00           0.95
FI Large Cap Portfolio (Class
  E)(6)(7)(9)(27)..........................       0.00           1.01
Jennison Growth Portfolio(7)(19)...........       0.00           0.69
T. Rowe Price Large Cap Growth
  Portfolio(6)(7)..........................       0.00           0.72
Loomis Sayles Small Cap Portfolio(6)(7)....       0.05           0.93
Russell 2000(R) Index Portfolio(6).........       0.01           0.35
BlackRock Aggressive Growth
  Portfolio(7)(18).........................       0.00           0.79
Franklin Templeton Small Cap Growth
  Portfolio(7).............................       0.00           1.13
T. Rowe Price Small Cap Growth
  Portfolio(7).............................       0.00           0.60


A-PPA- 8


                                                       B              A+B=C
                                        A        OTHER EXPENSES   TOTAL EXPENSES
                                    MANAGEMENT       BEFORE       BEFORE WAIVER/
ASSET ALLOCATION PORTFOLIOS            FEES      REIMBURSEMENT    REIMBURSEMENT
--------------------------------------------------------------------------------
MetLife Conservative Allocation
  Portfolio(6)(22)................     0.10           0.95             1.05
MetLife Conservative to Moderate
  Allocation Portfolio(6)(22).....     0.10           0.31             0.41
MetLife Moderate Allocation
  Portfolio(6)(22)................     0.10           0.19             0.29
MetLife Moderate to Aggressive
  Allocation Portfolio(6)(22).....     0.10           0.24             0.34
MetLife Aggressive Allocation
  Portfolio(6)(22)................     0.10           1.66             1.76

                                                                                                       TOTAL EXPENSES FOR
                                                              C-D=E             TOTAL EXPENSES         THE PORTFOLIO AND
                                            D            TOTAL EXPENSES         AFTER WAIVER/        UNDERLYING PORTFOLIOS
                                         WAIVER/          AFTER WAIVER/       REIMBURSEMENT FOR          AFTER WAIVER/
ASSET ALLOCATION PORTFOLIOS           REIMBURSEMENT       REIMBURSEMENT     UNDERLYING PORTFOLIOS        REIMBURSEMENT
----------------------------------  ---------------------------------------------------------------------------------------
MetLife Conservative Allocation
  Portfolio(6)(22)................        0.95                0.10                   0.63                     0.73
MetLife Conservative to Moderate
  Allocation Portfolio(6)(22).....        0.31                0.10                   0.65                     0.75
MetLife Moderate Allocation
  Portfolio(6)(22)................        0.19                0.10                   0.69                     0.79
MetLife Moderate to Aggressive
  Allocation Portfolio(6)(22).....        0.24                0.10                   0.71                     0.81
MetLife Aggressive Allocation
  Portfolio(6)(22)................        1.66                0.10                   0.72                     0.82


                                                                        C             A+B+C=D
MET INVESTORS FUND ANNUAL EXPENSES               A          B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2005     MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets)(8)      FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
-------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio(17)...........     0.50      0.00         0.07             0.57
Lord Abbett Bond Debenture
  Portfolio(7)(10).........................     0.51      0.00         0.05             0.56
PIMCO Inflation Protected Bond Portfolio
  (Class E)(5)(9)(27)......................     0.50      0.15         0.05             0.70
Neuberger Berman Real Estate Portfolio
  (Class E)(5)(7)(9).......................     0.67      0.15         0.03             0.85
Legg Mason Value Equity Portfolio(5)(14)...     0.70      0.00         7.57             8.27
Lazard Mid-Cap Portfolio (Class
  E)(5)(7)(9)(24)..........................     0.70      0.15         0.09             0.94
Harris Oakmark International Portfolio
  (Class E)(5)(7)(9)(11)...................     0.82      0.15         0.13             1.10
MFS(R) Research International
  Portfolio(5)(7)(17)......................     0.74      0.00         0.22             0.96
Janus Aggressive Growth
  Portfolio(5)(7)(13)......................     0.67      0.00         0.05             0.72
Oppenheimer Capital Appreciation Portfolio
  (Class E)(5)(7)(9)(17)...................     0.59      0.15         0.09             0.83
T. Rowe Price Mid-Cap Growth
  Portfolio(5)(12).........................     0.75      0.00         0.07             0.82
Met/AIM Small Cap Growth Portfolio (Class
  E)(5)(7)(9)(17)..........................     0.90      0.15         0.11             1.16
RCM Global Technology
  Portfolio(5)(7)(17)(21)(26)..............     0.92      0.00         0.27             1.19

                                                                D-E=F
MET INVESTORS FUND ANNUAL EXPENSES                 E        TOTAL EXPENSES
for fiscal year ending December 31, 2005        WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)(8)   REIMBURSEMENT  REIMBURSEMENT
-------------------------------------------  -----------------------------
PIMCO Total Return Portfolio(17)...........       0.00           0.57
Lord Abbett Bond Debenture
  Portfolio(7)(10).........................       0.00           0.56
PIMCO Inflation Protected Bond Portfolio
  (Class E)(5)(9)(27)......................       0.00           0.70
Neuberger Berman Real Estate Portfolio
  (Class E)(5)(7)(9).......................       0.00           0.85
Legg Mason Value Equity Portfolio(5)(14)...       7.47           0.80
Lazard Mid-Cap Portfolio (Class
  E)(5)(7)(9)(24)..........................       0.00           0.94
Harris Oakmark International Portfolio
  (Class E)(5)(7)(9)(11)...................       0.00           1.10
MFS(R) Research International
  Portfolio(5)(7)(17)......................       0.00           0.96
Janus Aggressive Growth
  Portfolio(5)(7)(13)......................       0.00           0.72
Oppenheimer Capital Appreciation Portfolio
  (Class E)(5)(7)(9)(17)...................       0.00           0.83
T. Rowe Price Mid-Cap Growth
  Portfolio(5)(12).........................       0.00           0.82
Met/AIM Small Cap Growth Portfolio (Class
  E)(5)(7)(9)(17)..........................       0.00           1.16
RCM Global Technology
  Portfolio(5)(7)(17)(21)(26)..............       0.00           1.19



                                                                      C             A+B+C=D
                                               A          B     OTHER EXPENSES   TOTAL EXPENSES
                                           MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
ETF PORTFOLIOS                                FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
-----------------------------------------------------------------------------------------------
Cyclical Growth ETF Portfolio (Class
  E)(5)(9)(25)(27).......................     0.45      0.15         1.89             2.49
Cyclical Growth and Income ETF Portfolio
  (Class E)(5)(9)(25)(27)................     0.45      0.15         3.03             3.63

                                                                                     TOTAL EXPENSES FOR
                                                                     D-E=F           THE PORTFOLIO AND
                                                   E            TOTAL EXPENSES     UNDERLYING PORTFOLIOS
                                                WAIVER/          AFTER WAIVER/         AFTER WAIVER/
ETF PORTFOLIOS                               REIMBURSEMENT       REIMBURSEMENT         REIMBURSEMENT
-----------------------------------------  --------------------------------------------------------------
Cyclical Growth ETF Portfolio (Class
  E)(5)(9)(25)(27).......................        1.79                0.70                   1.08
Cyclical Growth and Income ETF Portfolio
  (Class E)(5)(9)(25)(27)................        2.93                0.70                   1.03


                                                                             C             A+B+C=D
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES                A          B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2005          MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets)(7)(8)(9)     FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
------------------------------------------------------------------------------------------------------
American Funds Bond Portfolio(27)...                 0.43      0.25         0.01             0.69
American Funds Growth-Income Portfolio...            0.28      0.25         0.01             0.54
American Funds Global Small Capitalization
  Portfolio.......................                   0.74      0.25         0.05             1.04
American Funds Growth Portfolio...                   0.33      0.25         0.02             0.60

                                                                     D-E=F
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES                  E        TOTAL EXPENSES
for fiscal year ending December 31, 2005             WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)(7)(8)(9)  REIMBURSEMENT  REIMBURSEMENT
------------------------------------------------  -----------------------------
American Funds Bond Portfolio(27)...                   0.00           0.69
American Funds Growth-Income Portfolio...              0.00           0.54
American Funds Global Small Capitalization
  Portfolio.......................                     0.00           1.04
American Funds Growth Portfolio...                     0.00           0.60


                                                                        A-PPA- 9

7 EACH PORTFOLIO'S MANAGEMENT FEE DECREASES WHEN ITS ASSETS GROW TO CERTAIN DOLLAR AMOUNTS. THE "BREAK POINT" DOLLAR AMOUNTS AT WHICH THE MANAGEMENT FEE DECLINES ARE MORE FULLY EXPLAINED IN THE PROSPECTUS AND SAI FOR EACH RESPECTIVE FUND.



8 TOTAL EXPENSES AFTER WAIVER/REIMBURSEMENT DO NOT REFLECT ANY EXPENSE REDUCTIONS RESULTING FROM VOLUNTARY WAIVERS OR TRADES PLACED WITH CERTAIN BROKERS. FOR MORE INFORMATION, SEE THE PROSPECTUS AND SAI FOR EACH FUND.


9 EACH OF THE AMERICAN, METROPOLITAN AND MET INVESTORS FUNDS HAS ADOPTED A DISTRIBUTION PLAN UNDER RULE 12B-1 OF THE INVESTMENT COMPANY ACT OF 1940. THE DISTRIBUTION PLAN IS DESCRIBED IN MORE DETAIL IN EACH FUND'S PROSPECTUS. WE ARE PAID THE RULE 12B-1 FEE IN CONNECTION WITH THE CLASS E SHARES OF THE METROPOLITAN AND MET INVESTORS FUNDS AND CLASS 2 OF THE AMERICAN FUNDS.

10 ON APRIL 29, 2002, THE STATE STREET RESEARCH INCOME PORTFOLIO OF THE
   METROPOLITAN FUND WAS MERGED INTO THE STATE STREET RESEARCH BOND INCOME PORTFOLIO OF THE NEW ENGLAND ZENITH FUND AND THE LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE LORD ABBETT BOND DEBENTURE PORTFOLIO OF THE MET INVESTORS FUND.


11 ON JANUARY 1, 2003, HARRIS ASSOCIATES L.P. BECAME THE SUB-INVESTMENT MANAGER
   FOR THE STATE STREET RESEARCH CONCENTRATED INTERNATIONAL PORTFOLIO, WHICH CHANGED ITS NAME TO HARRIS OAKMARK INTERNATIONAL PORTFOLIO. THE MANAGEMENT FEE HAS BEEN RESTATED TO REFLECT A NEW MANAGEMENT FEE SCHEDULE THAT BECAME EFFECTIVE DECEMBER 1, 2005.



12 ON JANUARY 1, 2003, T. ROWE PRICE ASSOCIATES INC. BECAME THE SUB-INVESTMENT
   MANAGER FOR THE MFS(R) MID CAP GROWTH PORTFOLIO, WHICH CHANGED ITS NAME TO T. ROWE PRICE MID-CAP GROWTH PORTFOLIO.


13 ON APRIL 28, 2003, THE JANUS GROWTH PORTFOLIO OF THE METROPOLITAN FUND WAS
   MERGED INTO THE JANUS AGGRESSIVE GROWTH PORTFOLIO OF THE MET INVESTORS FUND.


14 PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004, THE MFS(R) RESEARCH MANAGERS
   PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE MFS(R) INVESTORS TRUST PORTFOLIO OF THE METROPOLITAN FUND. PRIOR TO THE OPENING OF BUSINESS ON MAY 1, 2006, THE MFS(R) INVESTORS TRUST PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE LEGG MASON VALUE EQUITY PORTFOLIO OF THE MET INVESTORS FUND.



15 PRIOR TO THE OPENING ON BUSINESS ON MAY 3, 2004, THE FI MID CAP OPPORTUNITIES
   PORTFOLIO WAS MERGED INTO THE JANUS MID CAP PORTFOLIO AND FIDELITY MANAGEMENT & RESEARCH COMPANY BECAME THE SUB-INVESTMENT MANAGER FOR THE PORTFOLIO, WHICH CHANGED ITS NAME TO FI MID CAP OPPORTUNITIES PORTFOLIO.



16 ON DECEMBER 16, 2003, FIDELITY RESEARCH & MANAGEMENT COMPANY BECAME THE
   SUB-INVESTMENT MANAGER FOR THE PUTNAM INTERNATIONAL STOCK PORTFOLIO, WHICH CHANGED ITS NAME TO FI INTERNATIONAL STOCK PORTFOLIO.


17 FEES WAIVED OR EXPENSES REIMBURSED BY THE INVESTMENT MANAGER OF THESE
   PORTFOLIOS IN PRIOR YEARS WERE REPAID IN THE LAST FISCAL YEAR TO THE INVESTMENT MANAGER BY THESE PORTFOLIOS WITH THE APPROVAL OF THE FUND'S BOARD OF TRUSTEES. THESE AMOUNTS ARE INCLUDED IN THE "OTHER EXPENSES BEFORE REIMBURSEMENT" COLUMN. THE AMOUNTS PER PORTFOLIO ARE:


                         PORTFOLIO                            PERCENTAGE
                         ---------                            ----------
PIMCO TOTAL RETURN PORTFOLIO                                     0.01
MET/AIM SMALL CAP GROWTH PORTFOLIO                               0.04
MFS(R) RESEARCH INTERNATIONAL PORTFOLIO                          0.05
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO                       0.05
RCM GLOBAL TECHNOLOGY PORTFOLIO                                  0.14


18 EFFECTIVE JANUARY 31, 2005, BLACKROCK ADVISORS, INC. BECAME THE
   SUB-INVESTMENT MANAGER FOR THE STATE STREET RESEARCH BOND INCOME PORTFOLIO, THE STATE STREET RESEARCH DIVERSIFIED PORTFOLIO, THE STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO, THE STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO, THE STATE STREET RESEARCH LARGE CAP GROWTH PORTFOLIO, THE STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO AND THE STATE STREET RESEARCH AURORA PORTFOLIO, WHICH CHANGED THEIR NAMES AS SHOWN IN THE FOLLOWING TABLE:

                  PRIOR PORTFOLIO NAME                                       NEW PORTFOLIO NAME
                  --------------------                                       ------------------
STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO         BLACKROCK AGGRESSIVE GROWTH PORTFOLIO
STATE STREET RESEARCH AURORA PORTFOLIO                    BLACKROCK STRATEGIC VALUE PORTFOLIO
STATE STREET RESEARCH BOND INCOME PORTFOLIO               BLACKROCK BOND INCOME PORTFOLIO
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO               BLACKROCK DIVERSIFIED PORTFOLIO
STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO          BLACKROCK INVESTMENT TRUST PORTFOLIO
STATE STREET RESEARCH LARGE CAP GROWTH PORTFOLIO          BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO
STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO           BLACKROCK LARGE CAP VALUE PORTFOLIO

19 PRIOR TO THE OPENING OF BUSINESS ON MAY 2, 2005, THE MET/PUTNAM VOYAGER
   PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE JENNISON GROWTH PORTFOLIO OF THE METROPOLITAN FUND.


20 ON MAY 1, 2005, OPPENHEIMERFUNDS, INC. BECAME THE SUB-INVESTMENT MANAGER FOR
   THE SCUDDER GLOBAL EQUITY PORTFOLIO, WHICH CHANGED ITS NAME TO OPPENHEIMER GLOBAL EQUITY PORTFOLIO.



21 ON JANUARY 15, 2005, RCM CAPITAL MANAGEMENT LLC BECAME THE SUB-INVESTMENT
   MANAGER FOR THE PIMCO PEA INNOVATION PORTFOLIO, WHICH CHANGED ITS NAME TO RCM GLOBAL TECHNOLOGY PORTFOLIO.



22 THESE PORTFOLIOS ARE "FUND OF FUNDS" PORTFOLIOS THAT INVEST SUBSTANTIALLY ALL
   OF THEIR ASSETS IN OTHER PORTFOLIOS OF THE METROPOLITAN FUND OR THE MET INVESTORS FUND. BECAUSE THESE PORTFOLIOS INVEST IN OTHER UNDERLYING PORTFOLIOS, EACH OF THESE PORTFOLIOS ALSO WILL BEAR ITS PRO-RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH IT INVESTS, INCLUDING THE INVESTMENT MANAGEMENT FEE. THE TOTAL ANNUAL OPERATING EXPENSES OF THE PORTFOLIOS (BEFORE ANY APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS), INCLUDING THE TOTAL OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS (BEFORE ANY APPLICABLE FEE WAIVERS AND REIMBURSEMENTS) AS OF DECEMBER 31, 2005 ARE: 1.93% FOR THE METLIFE CONSERVATIVE ALLOCATION PORTFOLIO, 1.31% FOR THE


A-PPA- 10

   METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO; 1.23% FOR THE METLIFE MODERATE ALLOCATION PORTFOLIO, 1.30% FOR THE METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO, AND 2.73% FOR THE METLIFE AGGRESSIVE ALLOCATION PORTFOLIO. CONTRACT OWNERS MAY BE ABLE TO REALIZE LOWER AGGREGATE EXPENSES BY INVESTING DIRECTLY IN THE UNDERLYING PORTFOLIOS INSTEAD OF THE PORTFOLIO. A CONTRACT OWNER WHO CHOOSES TO INVEST DIRECTLY IN THE UNDERLYING PORTFOLIOS WOULD NOT, HOWEVER, RECEIVE THE ASSET ALLOCATION SERVICES PROVIDED BY METLIFE ADVISERS.



23 ON APRIL 28, 2006, WESTERN ASSET MANAGEMENT COMPANY BECAME THE SUB-INVESTMENT
   MANAGER FOR BOTH THE SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO AND THE SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO, WHICH CHANGED THEIR NAMES AS SET FORTH BELOW:



                     OLD PORTFOLIO NAME                                            NEW PORTFOLIO NAME
                     ------------------                                            ------------------
SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO       WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES
                                                                PORTFOLIO
SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO                    WESTERN ASSET MANAGEMENT U.S. GOVERNMENT PORTFOLIO



24 ON DECEMBER 19, 2005, LAZARD ASSET MANAGEMENT LLC BECAME THE SUB-INVESTMENT
   MANAGER FOR THE MET/AIM MID CAP CORE EQUITY PORTFOLIO, WHICH CHANGED ITS NAME TO LAZARD MID-CAP PORTFOLIO. THE MANAGEMENT FEE HAS BEEN RESTATED TO REFLECT A NEW MANAGEMENT FEE SCHEDULE THAT BECAME EFFECTIVE DECEMBER 19, 2005.



25 EACH PORTFOLIO WAS DESIGNED ON ESTABLISHED PRINCIPLES OF ASSET ALLOCATION.
   EACH PORTFOLIO WILL PRIMARILY INVEST ITS ASSETS IN OTHER INVESTMENT COMPANIES KNOWN AS EXCHANGE-TRADED FUNDS ("UNDERLYING ETFS"). AS AN INVESTOR IN AN UNDERLYING ETF OR OTHER INVESTMENT COMPANY, THE PORTFOLIO WILL ALSO BEAR ITS PRO-RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING ETF OR OTHER INVESTMENT COMPANY. THE EXPENSES OF THE UNDERLYING ETF AND OTHER INVESTMENT COMPANIES ARE: 0.33% FOR CYCLICAL GROWTH AND INCOME ETF PORTFOLIO, AND 0.38% FOR CYCLICAL GROWTH ETF PORTFOLIO. THE EXPENSES OF THE UNDERLYING ETFS AND OTHER INVESTMENT COMPANIES ARE BASED UPON THE WEIGHTED AVERAGE OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING ETFS OR OTHER INVESTMENT COMPANIES FOR THE YEAR ENDED DECEMBER 31, 2005 (OR IN THE CASE OF VANGUARD(R) U.S. SECTOR INDEX FUNDS FOR THE FISCAL YEAR ENDED AUGUST 31, 2005) ACCORDING TO SUCH UNDERLYING ETF'S AND OTHER INVESTMENT COMPANIES' ALLOCATION TARGETS IN PLACE AS OF DECEMBER 31, 2005. SEE THE PROSPECTUS FOR THE PORTFOLIOS FOR A DESCRIPTION OF THE ALLOCATION TARGETS FOR EACH PORTFOLIO.



26 THE FEE TABLE DOES NOT REFLECT A BROKERAGE COMMISSION RECAPTURE. AFTER THE
   COMMISSION RECAPTURE, ACTUAL EXPENSES OF THE RCM GLOBAL TECHNOLOGY PORTFOLIO WERE 1.10%.



27 THIS PORTFOLIO FIRST BECAME AVAILABLE MAY 1, 2006.



28 THE MANAGEMENT FEE HAS BEEN RESTATED TO REFLECT A NEW MANAGEMENT FEE SCHEDULE
   THAT BECAME EFFECTIVE MAY 1, 2006.


EXAMPLES

    The examples are intended to help you compare the cost of investing in the Deferred Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Deferred Annuity (described in the second table) and the Portfolios and expenses (described in the third table).

EXAMPLE 1.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

     --   reimbursement and/or waiver of expenses was not in effect;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   the underlying Portfolio earns a 5% annual return; and

     -- you fully surrender your Deferred Annuity with applicable early withdrawal charges deducted.


                                                                  1           3              5              10
                                                                 YEAR       YEARS          YEARS          YEARS
----------------------------------------------------------------------------------------------------------------
Maximum...................................................      $1,529      $3,051         $4,456         $7,617
Minimum...................................................      $  810      $  986         $1,138         $1,828


EXAMPLE 2.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

     --   reimbursement and/or waiver of expenses was not in effect;

                                                                       A-PPA- 11

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   the underlying Portfolio earns a 5% annual return; and

     -- you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) after owning your Deferred Annuity for more than two years or do not surrender your Deferred Annuity. (No early withdrawal charges are deducted.)


                                                                 1             3              5              10
                                                                YEAR         YEARS          YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum...................................................      $930         $3,051         $4,456         $7,617
Minimum...................................................      $810         $  986         $1,138         $1,828


EXAMPLE 3.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     -- there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Contract Fee was charged);

     --   reimbursement and/or waiver of expenses was not in effect;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   the underlying Portfolio earns a 5% annual return;

     --   you bear the Income Annuity Contract Fee; and

     -- you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) during the first year. (No early withdrawal charges are deducted.)


                                                                 1              3              5              10
                                                                YEAR          YEARS          YEARS          YEARS
------------------------------------------------------------------------------------------------------------------
Maximum..................................................      $1,280         $3,016         $4,598         $7,967
Minimum..................................................      $  507         $  836         $1,188         $2,178


A-PPA- 12

ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION

See Appendix B.


                                                                       A-PPA- 13

METLIFE


Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at 200 Park Avenue, New York, New York 10166-0188. MetLife was formed under the laws of New York State in 1868. MetLife, Inc. is a leading provider of insurance and other financial services to millions of individual and institutional customers throughout the United States. Through its subsidiaries and affiliates, MetLife, Inc. offers life insurance, annuities, automobile and homeowners' insurance and retail banking services to individuals, as well as group insurance, reinsurance and retirement and savings products and services to corporations and other institutions. Outside the United States, the MetLife companies have direct insurance operations in Asia Pacific, Latin America and Europe.


METROPOLITAN LIFE
SEPARATE ACCOUNT E

We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Account Variable Deferred and Income Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities even if that amount exceeds the assets in the Separate Account. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.

VARIABLE ANNUITIES

--------------------------------------------------------------------------------

Group Deferred Annuities and group Income Annuities are also available. They are offered to an employer, association, trust or other group for its employees, members or participants.
--------------------------------------------------------------------------------

There are two types of variable annuities described in this Prospectus: Deferred Annuities and Income Annuities. These annuities are "variable" because the value of your account or the amount of each income payment varies based on the investment performance of the investment divisions you choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money or income

A-PPA- 14
payment amount is at risk. The degree of risk will depend on the investment divisions you select. The Accumulation Unit Value or Annuity Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.

The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." With the Fixed Interest Account, your money earns a rate of interest that we guarantee. Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

A DEFERRED ANNUITY

--------------------------------------------------------------------------------
A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase.
--------------------------------------------------------------------------------

You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.

All IRAs receive tax deferral under the Internal Revenue Code. There are no additional tax benefits from funding an IRA with a Deferred Annuity. Therefore, there should be reasons other than tax deferral for acquiring the Deferred Annuity such as the availability of a guaranteed income for life or the death benefit.

The pay-out phase begins when you elect to have us pay you "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as payment options, including our guarantee of income for your lifetime, they are "annuities."


We no longer make this Deferred Annuity available, however, current contract owners may continue to make additional purchase payments.


AN INCOME ANNUITY
An Income Annuity, also known as an immediate annuity, only has a "pay-out" phase. You make a single purchase payment and select the type of income payment suited to your needs. Some of the income payment types guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments you receive will depend

                                                                       A-PPA- 15
on such things as the income payment type you choose, your investment choices and the amount of your purchase payment.

The Income Annuities are no longer available.

YOUR INVESTMENT CHOICES

--------------------------------------------------------------------------------
    The investment divisions generally offer the opportunity for greater returns over the long term than our guaranteed fixed rate option.
--------------------------------------------------------------------------------


The Metropolitan Fund, Met Investors Fund and American Funds and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. The Metropolitan Fund, Met Investors Fund and American Funds prospectuses are attached at the end of this Prospectus. You should read these prospectuses carefully before making purchase payments to the investment divisions. The Class A shares available to the Deferred Annuities and Income Annuities do not impose any 12b-1 Plan fees. However, 12b-1 Plan fees are imposed on American Funds Portfolios, which are Class 2, and the following
Portfolios: FI Value Leaders, Met/AIM Small Cap Growth, Lazard Mid-Cap, Harris Oakmark International, Neuberger Berman Real Estate, Oppenheimer Capital Appreciation, MFS(R) Total Return, BlackRock Legacy Large Cap Growth, BlackRock Large Cap Value, FI Large Cap, PIMCO Inflation Protected Bond, Cyclical Growth ETF and Cyclical Growth and Income ETF, which are all Class E.



Starting with the most conservative Portfolio, each group of investment choices is listed in the approximate risk relationship among each available Portfolio in the group, with all those within the same investment style listed in alphabetical order (based upon the Portfolios' legal names). (See Appendix C Portfolio Legal and Marketing Names.) You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The lists are intended to be guides. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance or variable income payments based on amounts allocated to the investment divisions may go down as well as up.



ASSET ALLOCATION PORTFOLIOS



The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio, and the MetLife Aggressive Allocation Portfolio, also known as the "asset allocation portfolios," are "fund of funds" Portfolios that invest substantially all of their assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, each of these asset allocation portfolios will bear its pro rata portion of the fees and


A-PPA- 16
expenses incurred by the underlying Portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation portfolios. The expense levels will vary over time, depending on the mix of underlying Portfolios in which the asset allocation portfolio invests. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in the asset allocation portfolios. A contract owner who chooses to invest directly in the underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers. For more information regarding the asset allocation portfolios, please read the prospectus for these portfolios.


EXCHANGE-TRADED FUNDS PORTFOLIOS



The Cyclical Growth ETF Portfolio and the Cyclical Growth and Income ETF Portfolio are asset allocation portfolios and "fund of funds," which invest substantially all of their assets in other investment companies known as exchange-traded funds ("Underlying ETFs"). As an investor in an Underlying ETF or other investment company, each portfolio also will bear its pro-rata portion of the fees and expenses incurred by the Underlying ETF or other investment company in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the portfolios. The expense levels will vary over time depending on the mix of Underlying ETFs in which these portfolios invest.


                                                                       A-PPA- 17

--------------------------------------------------------------------------------
   While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund.

The degree of investment risk you assume will depend on the investment divisions you choose. We have listed each group of your choices in the approximate order of risk from the most conservative to the most aggressive with all those within the same investment style listed in alphabetical order (based upon the
                                                       Portfolios' legal names).

--------------------------------------------------------------------------------



Western Asset Management U.S.          Seeks to maximize total return
  Government Portfolio                 consistent with preservation of
                                       capital and maintenance of liquidity
BlackRock Bond Income Portfolio        Seeks competitive total return
                                       primarily from investing in
                                       fixed-income securities
American Funds Bond Portfolio          Seeks to maximize current income and
                                       preserve capital by investing
                                       primarily in fixed-income securities
Lehman Brothers(R) Aggregate Bond      Seeks to equal the performance of the
  Index Portfolio                      Lehman Brothers Aggregate Bond Index
PIMCO Total Return Portfolio           Seeks maximum total return,
                                       consistent with the preservation of
                                       capital and prudent investment
                                       management
Western Asset Management Strategic     Seeks to maximize total return
  Bond Opportunities Portfolio         consistent with preservation of
                                       capital
Lord Abbett Bond Debenture Portfolio   Seeks high current income and the
                                       opportunity for capital appreciation
                                       to produce a high total return
PIMCO Inflation Protected Bond         Seeks to provide maximum real return,
  Portfolio                            consistent with preservation of
                                       capital and prudent investment
                                       management
BlackRock Diversified Portfolio        Seeks high total return while
                                       attempting to limit investment risk
                                       and preserve capital
MFS(R) Total Return Portfolio          Seeks a favorable total return
                                       through investment in a diversified
                                       portfolio
Neuberger Berman Real Estate           Seeks to provide total return through
  Portfolio                            investment in real estate securities,
                                       emphasizing both capital appreciation
                                       and current income
Harris Oakmark Focused Value           Seeks long-term capital appreciation
  Portfolio
BlackRock Large Cap Value Portfolio    Seeks long-term growth of capital
Davis Venture Value Portfolio          Seeks growth of capital
FI Value Leaders Portfolio             Seeks long-term growth of capital
Harris Oakmark Large Cap Value         Seeks long-term capital appreciation
  Portfolio
Neuberger Berman Mid Cap Value         Seeks capital growth
  Portfolio
Oppenheimer Global Equity Portfolio    Seeks capital appreciation
BlackRock Strategic Value Portfolio    Seeks high total return, consisting
                                       principally of capital appreciation
BlackRock Investment Trust Portfolio   Seeks long-term growth of capital and
                                       income
American Funds Growth-Income           Seeks both capital appreciation and
  Portfolio                            income
Legg Mason Value Equity Portfolio      Seeks long-term growth of capital
MetLife Stock Index Portfolio          Seeks to equal the performance of the
                                       Standard & Poor's(R) 500 Composite
                                       Stock Price Index
American Funds Global Small            Seeks capital appreciation through
  Capitalization Portfolio             stocks
FI Mid Cap Opportunities Portfolio     Seeks long-term growth of capital
Lazard Mid-Cap Portfolio               Seeks long-term capital appreciation
MetLife Mid Cap Stock Index Portfolio  Seeks to equal the performance of the
                                       Standard & Poor's(R) Mid Cap 400
                                       Composite Stock Price Index
FI International Stock Portfolio       Seeks long-term growth of capital
Harris Oakmark International           Seeks long-term capital appreciation
  Portfolio
MFS(R) Research International          Seeks capital appreciation
  Portfolio
Morgan Stanley EAFE(R) Index           Seeks to equal the performance of the
  Portfolio                            MSCI EAFE Index
BlackRock Legacy Large Cap Growth      Seeks long-term growth of capital
  Portfolio
FI Large Cap Portfolio                 Seeks long-term growth of capital
American Funds Growth Portfolio        Seeks capital appreciation through
                                       stocks
Janus Aggressive Growth Portfolio      Seeks long-term growth of capital
Jennison Growth Portfolio              Seeks long-term growth of capital
Oppenheimer Capital Appreciation       Seeks capital appreciation
  Portfolio
T. Rowe Price Large Cap Growth         Seeks long-term growth of capital
  Portfolio                            and, secondarily, dividend income
Loomis Sayles Small Cap Portfolio      Seeks long-term capital growth from
                                       investments in common stocks or other
                                       equity securities
Russell 2000(R) Index Portfolio        Seeks to equal the return of the
                                       Russell 2000 Index
BlackRock Aggressive Growth Portfolio  Seeks maximum capital appreciation
T. Rowe Price Mid-Cap Growth           Seeks to provide long-term growth of
  Portfolio                            capital
Franklin Templeton Small Cap Growth    Seeks long-term capital growth
  Portfolio
Met/AIM Small Cap Growth Portfolio     Seeks long-term growth of capital
T. Rowe Price Small Cap Growth         Seeks long-term capital growth
  Portfolio
RCM Global Technology Portfolio        Seeks capital appreciation; no
                                       consideration is given to income
                        ASSET ALLOCATION PORTFOLIOS
MetLife Conservative Allocation        Seeks high level of current income,
  Portfolio                            with growth of capital as a secondary
                                       objective
MetLife Conservative to Moderate       Seeks high total return in the form
  Allocation Portfolio                 of income and growth of capital, with
                                       a greater emphasis on income
MetLife Moderate Allocation Portfolio  Seeks a balance between a high level of current income and growth of
                                       capital, with a greater emphasis on
                                       growth of capital
MetLife Moderate to Aggressive         Seeks growth of capital
  Allocation Portfolio
MetLife Aggressive Allocation          Seeks growth of capital
  Portfolio
                      EXCHANGE-TRADED FUNDS PORTFOLIOS
Cyclical Growth ETF Portfolio          Seeks growth of capital
Cyclical Growth and Income ETF         Seeks growth of capital and income
  Portfolio


A-PPA- 18

Some of the investment choices may not be available under the terms of your Deferred Annuity or Income Annuity. The Contract or other correspondence we provide you will indicate the investment divisions that are available to you. Your investment choices may be limited because:

* Your employer, association or other group contract holder limits the available investment divisions.

*  We have restricted the available investment divisions.

The investment divisions buy and sell shares of corresponding mutual fund Portfolios. These Portfolios, which are part of the Metropolitan Fund, the Met Investors Fund or the American Funds, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The American Funds Portfolios are made available by the American Funds only through various insurance company annuities and life insurance policies.

The Metropolitan Fund, the Met Investors Fund and the American Funds are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the fund.

The Portfolios of the Metropolitan Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the Met Investors Fund pay Met Investors Advisory LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectus and SAI for the Metropolitan Fund, Met Investors Fund and American Funds.

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are discussed in each Fund's prospectus.

                                                                       A-PPA- 19

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS



An investment manager (other than our affiliates MetLife Advisers, LLC and Met Investors Advisory, LLC) or sub-investment manager of a Portfolio, or its affiliates, may compensate us and/or certain of our affiliates for administrative or other services relating to the Portfolios. The amount of the compensation is not deducted from the Portfolios' assets and does not decrease the Portfolios' investment return. The amount of the compensation is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%. Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or their affiliate) with increased access to persons involved in the distribution of the Contracts.



We and/or certain of our affiliated insurance companies have membership interests in our affiliated investment managers MetLife Advisers, LLC, and Met Investors Advisory, LLC, which are formed as "limited liability companies." Our membership interests entitle us to profit distributions if the investment manager makes a profit with respect to the investment management fees it receives from the Portfolio. We may benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the investment managers. (See the Table of Expenses for information on the investment management fees paid by the Portfolios and the SAI for the Portfolios for information on the investment management fees paid by the investment managers to the sub-investment managers.)



Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in each Portfolio's prospectus. The payments are deducted from assets of the Portfolios and are paid to us. These payments decrease the Portfolios' investment return.



We select the Portfolios offered through this Contract based on several criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will compensate us or our affiliates for providing certain administrative and other services, as described above. In some cases, we have


A-PPA- 20
included Portfolios based on recommendations made by broker-dealer firms. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of account value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from contract owners. We do not provide investment advice and do not recommend or endorse any particular Portfolio.



We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Who Sells the Deferred Annuities and Income Annuities.")



(See the Table of Expenses for information on the investment management fees paid by the Portfolios and the SAI for information on the investment management fees paid by the investment managers to the sub-investment managers.)


DEFERRED ANNUITIES

This Prospectus describes the following Deferred Annuities under which you can accumulate money:

    *  Non-Qualified

    *  Traditional IRAs (Individual Retirement Annuities)

    *  Roth IRAs (Roth Individual Retirement Annuities)

    * SIMPLE IRAs (Savings Incentive Match Plan for Employees Individual Retirement Annuities)

    *  SEPs (Simplified Employee Pensions)

Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder.

THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN

--------------------------------------------------------------------------------
These Deferred Annuities may be either issued to you as an individual or to a group (you are then a participant under the group's Deferred Annuity).
--------------------------------------------------------------------------------

If you participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, purchase payments, withdrawals, transfers, the death benefit and pay-out options. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult your Deferred Annuity Contract and plan document to see how you may be affected.

                                                                       A-PPA- 21

AUTOMATED INVESTMENT STRATEGIES

--------------------------------------------------------------------------------
We created these investment strategies to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and savings goals.
            Also, the strategies were designed to help you take advantage of the tax-deferred status of a Non-Qualified annuity.
--------------------------------------------------------------------------------

There are five automated investment strategies available to you. These investment strategies are available to you without any additional charges. As with any investment program, no strategy can guarantee a gain -- you can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.

THE EQUITY GENERATOR(SM): An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index or BlackRock Aggressive Growth investment division, based on your selection. If your Fixed Interest Account balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

As an added benefit of this strategy, as long as 100% of every purchase payment is allocated to the Fixed Interest Account for the life of your Deferred Annuity and you never request allocation changes or transfers, you will not pay more in early withdrawal charges than your Contract earns. Early withdrawal charges may be taken from any of your earnings.


THE EQUALIZER(SM): You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the BlackRock Aggressive Growth Division. Each quarter amounts are transferred between the Fixed Interest Account and your chosen investment division to make the value of each equal. For example, if you choose the MetLife Stock Index Division and over the quarter it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.


THE REBALANCER(R): You select a specific asset allocation for your entire Account Balance from among the investment divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

THE INDEX SELECTOR(SM): You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model you choose, your entire Account Balance is allocated among the Lehman Brothers(R) Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index investment divisions and the Fixed Interest Account. Each quarter, the percentage in each of these investment divisions and the Fixed Interest Account is brought back to the model percentage by transferring amounts among the investment divisions and the Fixed Interest Account.

A-PPA- 22

In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when you elected the Index Selector. You should consider whether it is appropriate for you to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the model. We may rely on a third party for its expertise in creating appropriate allocations.

THE ALLOCATOR(SM): Each month a dollar amount you choose is transferred from the Fixed Interest Account to any of the investment divisions you choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account balance is exhausted, this strategy is automatically discontinued.

--------------------------------------------------------------------------------
You may make purchase payments to your Deferred Annuity whenever you choose, up to the date you begin receiving payments from a pay-out option. However, Federal tax rules may limit the amount and frequency of your purchase payments.
--------------------------------------------------------------------------------


The Equity Generator and the Allocator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you wish to continue the strategy through periods of fluctuating prices.

PURCHASE PAYMENTS

There is no minimum purchase payment. You may continue to make purchase payments while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through automatic payroll deduction, check-o-matic, salary reduction or salary deduction.

ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Interest Account and the investment divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.

AUTOMATED PURCHASE PAYMENTS

If you purchase a Traditional IRA, a Roth IRA or a Non-Qualified Deferred Annuity, you may elect to have purchase payments made automatically. With "automatic payroll deduction" your employer deducts an amount from your salary and makes the purchase payment for you. With "check-o-matic" your bank deducts money from your bank account and makes the purchase payment for you.

                                                                       A-PPA- 23

ELECTRONIC APPLICATIONS

When circumstances permit, we may be able to electronically submit your complete initial application to your MetLife Designated Office. If you elect to use this process, our local office or your sales representative will actually transmit the record of your purchase payment and application. Your actual purchase payment, application and other related documents will then be forwarded to your MetLife Designated Office. We may, for certain Deferred Annuities, treat the electronic purchase payment as though we had received payment at your MetLife Designated Office in order to credit and value the purchase payment.

We may do this if:

* The electronic purchase payment is received at your MetLife Designated Office and accompanied by a properly completed electronic application record; and

* Your money, application and other documentation are received in good order at your MetLife Designated Office within five business days following the transmission of the electronic record. Generally, the electronic record is received at your MetLife Designated Office the business day following its transmission by the sales representative or local office.

   If, however, your purchase payment and paper copy of the application are received at your MetLife Designated Office before the electronic record, then your purchase payment will be credited and valued as of the date it is received.

LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

*  Federal tax laws;

* Our right to limit the total of your purchase payments to $1,000,000. We may change the maximum by telling you in writing at least 90 days in advance; and

* Regulatory requirements. For example, if you reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after you have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to you after you turn age 60; or after you turn age 63, if the Deferred Annuity was issued before you were age 61.

THE VALUE OF YOUR INVESTMENT
Accumulation Units are credited to you when you make purchase payments or transfers into an investment division. When you withdraw or transfer money from an investment division, accumulation units are liquidated. We determine the number of accumulation units by

A-PPA- 24
dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each investment division:

* First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of our insurance-related charge (general administrative expense and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and

*  Finally, we multiply the previous Accumulation Unit Value by this result.

EXAMPLES

CALCULATING THE NUMBER OF ACCUMULATION UNITS

Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

                       $500    =  50 accumulation units
                       ----
                       $10

CALCULATING THE ACCUMULATION UNIT VALUE


Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying Portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 (50 x $10.50 = $525).


           $10.00 x 1.05 = $10.50 is the new Accumulation Unit Value


However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 (50 x $9.50 = $475).


            $10.00 x .95 = $9.50 is the new Accumulation Unit Value

TRANSFERS

--------------------------------------------------------------------------------
You may transfer money within your Contract. You will not incur current taxes on your earnings or any early withdrawal charges as a result of transferring your money.
--------------------------------------------------------------------------------

You may make tax-free transfers between investment divisions or between the investment divisions and the Fixed Interest Account. For us to process a transfer, you must tell us:

*  The percentage or dollar amount of the transfer;

* The investment divisions (or Fixed Interest Account) from which you want the money to be transferred;

* The investment divisions (or Fixed Interest Account) to which you want the money to be transferred; and

* Whether you intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.

                                                                       A-PPA- 25

Your transfer request must be in good order and completed prior to the close of the Exchange on a business day if you want the transaction to take place on that day. All other transfer requests in good order will be processed on our next business day.



WE MAY REQUIRE YOU TO:



*  Use our forms;



* Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy); or



* Transfer a minimum amount if the transfer is in connection with the Allocator.


Frequent requests from contract owners or participants/annuitants to make reallocations/transfers may dilute the value of a Portfolio's shares if the frequent reallocations/transfers involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent reallocations/transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt Portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).


We have policies and procedures that attempt to detect and deter frequent reallocations/transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the Western Asset Management Strategic Bond Opportunities, FI International Stock, Harris Oakmark International, MFS(R) Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, BlackRock Strategic Value, Loomis Sayles Small Cap, Russell 2000(R) Index, Franklin Templeton Small Cap Growth, Met/AIM Small Cap Growth, T. Rowe Price Small Cap Growth, American Funds Global Small Capitalization and Lord Abbett Bond Debenture Portfolios) and we monitor reallocation/transfer activity in those Portfolios (the "Monitored Portfolios"). For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current value; and (3) two or more "round-trips"


A-PPA- 26
involving any Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.



We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor reallocation/transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring reallocation/transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive reallocation/transfer activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful reallocation/transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.



Our policies and procedures may result in reallocation/transfer restrictions being applied to deter market timing. Currently, when we detect reallocation/transfer activity in the Monitored Portfolios that exceeds our current reallocation/transfer limits, or other reallocation/transfer activity that we believe may be harmful to other persons who have an interest in the Contracts, we require all future reallocation/transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.



Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation programs described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.



The detection and deterrence of harmful reallocation/transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the reallocation/transfer limits. Our ability to detect and/or restrict such reallocation/transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such reallocation/transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all reallocation/transfer activity that may adversely affect contract owners or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract owner or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.


                                                                       A-PPA- 27

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that we currently may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Portfolios. However, under rules recently adopted by the Securities and Exchange Commission, effective October 16, 2006, we will be required to (1) enter into a written agreement with each Portfolio or its principal underwriter that will obligate us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or reallocations/transfers by specific contract owners who violate the frequent trading policies established by the Portfolio.



In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners or participants/annuitants) will not be harmed by reallocation/transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios.


In accordance with applicable law, we reserve the right to modify or terminate the reallocation/transfer privilege at any time. We also reserve the right to defer or restrict the reallocation/transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract owner or participant/annuitant). You should read the investment Portfolio prospectuses for more details.

A-PPA- 28

ACCESS TO YOUR MONEY


--------------------------------------------------------------------------------

Income taxes, tax penalties and early withdrawal charges may apply to any withdrawal you make.
--------------------------------------------------------------------------------

You may withdraw either all or part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

*  The percentage or dollar amount of the withdrawal; and

* The investment divisions (or Fixed Interest Account) from which you want the money to be withdrawn.

Your withdrawal may be subject to early withdrawal charges.

Generally, if you request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require you to use our original forms.

--------------------------------------------------------------------------------

We will withdraw your Systematic Withdrawal Program payments from the Fixed Interest Account or investment divisions you select, either pro rata or in the proportions you request.
--------------------------------------------------------------------------------


SYSTEMATIC WITHDRAWAL PROGRAM

Under this program and subject to approval in your state, you may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year, according to the time frame you select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and early withdrawal charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions.

If you elect to withdraw a dollar amount, we will pay you the same dollar amount each Contract Year. If you elect to withdraw a percentage of your Account Balance, each Contract Year, we recalculate the amount you will receive based on your new Account Balance.

CALCULATING YOUR PAYMENT BASED ON A PERCENTAGE ELECTION FOR THE FIRST CONTRACT YEAR YOU ELECT THE SYSTEMATIC WITHDRAWAL PROGRAM: If you choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When you first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if you select to receive payments on a monthly basis with the percentage of your Account Balance you request equaling $12,000, and there are six months left in the Contract Year, we will pay you $2,000 a month.

CALCULATING YOUR PAYMENT FOR SUBSEQUENT CONTRACT YEARS OF THE SYSTEMATIC WITHDRAWAL PROGRAM: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay you over the Contract Year either the amount that you chose or an amount equal to the percentage of your

                                                                       A-PPA- 29

Account Balance you chose. For example, if you select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay you $1,000 a month.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro rata from the Fixed Interest Account and any investment divisions in which you then have money.

--------------------------------------------------------------------------------
   If you would like to receive your Systematic Withdrawal Program payment on or about the first of the month, you should request that the payment date be the
                                                          20th day of the month.
--------------------------------------------------------------------------------


SELECTING A PAYMENT DATE: You select a payment date which becomes the date we make the withdrawal. We must receive your request in good order at least 10 days prior to the selected payment date. If we do not receive your request in time, we will make the payment the following month on the date you selected. If you do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of the payments can be made once a year at the beginning of any Contract Year and one other time during the Contract Year. If you make any of these changes, we will treat your request as though you were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in good order at least 30 days in advance.

--------------------------------------------------------------------------------
Your Account Balance will be reduced by the amount of your Systematic Withdrawal
 Program payments and applicable withdrawal charges. Payments under this program are not the same as income payments you would receive from a Deferred Annuity pay-out option or under an Income Annuity.
--------------------------------------------------------------------------------


Although we need your written authorization to begin this program, you may cancel this program at any time by telephone or by writing to us at your MetLife Designated Office.

Systematic Withdrawal Program payments may be subject to an early withdrawal charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When you first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the early withdrawal charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.

A-PPA- 30

MINIMUM DISTRIBUTION

In order for you to comply with certain tax law provisions, you may be required to take money out of your Deferred Annuity. Rather than receiving your minimum required distribution in one annual lump-sum payment, you may request that we pay it to you in installments throughout the calendar year. However, we may require that you maintain a certain Account Balance at the time you request these payments.

CONTRACT FEE
There is no Separate Account annual contract fee.

* For the Non-Qualified, Traditional IRA, Roth IRA and SEP Deferred Annuities, you pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year if your Account Balance is less than $20,000 and you are not enrolled in the check-o-matic or automatic payroll deduction programs.

* For the SIMPLE IRA Deferred Annuity, you pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year if your Account Balance is less than $20,000 and you do not make a purchase payment during the Contract Year.

CHARGES

--------------------------------------------------------------------------------
The charges you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charges each time we calculate the Accumulation Unit Value.
MetLife guarantees that the Separate Account insurance-related charge will not increase while you have a Deferred Annuity.
--------------------------------------------------------------------------------

There are two types of charges you pay while you have money in an investment division:

*  Insurance-related charge, and

*  Investment-related charge.

INSURANCE-RELATED CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should you die during your "pay-in" phase is larger than your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk).

                                                                       A-PPA- 31

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Two classes of shares available to the Deferred Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on which investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES
Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when you exercise a pay-out option. In certain jurisdictions, we may also deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.


Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.


We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Deferred Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

EARLY WITHDRAWAL CHARGES

--------------------------------------------------------------------------------
  You will not pay an early withdrawal charge on any purchase payments made more than 7 years ago.
--------------------------------------------------------------------------------

An early withdrawal charge of up to 7% may apply if you withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. To determine the early withdrawal charge for Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account or investment

A-PPA- 32

--------------------------------------------------------------------------------
We do not include your earnings when calculating early withdrawal charges. However, if the early withdrawal charge is greater than the available purchase payments, then we will take the early withdrawal charges, in whole or in part, from your earnings.
--------------------------------------------------------------------------------


division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from purchase payments that can be withdrawn without an early withdrawal charge, then from other purchase payments on a "first-in-first-out" (oldest money first) basis and then from earnings. Once we have determined the amount of the early withdrawal charge, we will then withdraw it from the Fixed Interest Account and the investment divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings.

For partial withdrawals, the early withdrawal charge is determined by dividing the amount that is subject to the early withdrawal charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed and withdraw the early withdrawal charge. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the early withdrawal charge.

For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as an early withdrawal charge and pay you the rest.

The early withdrawal charge on purchase payments withdrawn is as follows:

                           During Purchase Payment Year
    Year                     1     2     3     4     5     6     7    8 & Later
    Percentage              7%    6%    5%    4%    3%    2%    1%       0%

The early withdrawal charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of early withdrawal charges we collect. However, we believe that our sales costs may exceed the early withdrawal charges we collect. If so, we will pay the difference out of our general profits.

WHEN NO EARLY WITHDRAWAL CHARGE APPLIES

--------------------------------------------------------------------------------
Early withdrawal charges never apply to transfers among investment divisions or transfers to or from the Fixed Interest Account.
--------------------------------------------------------------------------------


In some cases, we will not charge you the early withdrawal charge when you make a withdrawal. We may, however, ask you to prove that you meet any conditions listed below.

You do not pay an early withdrawal charge:

*  On transfers you make within your Deferred Annuity.

*  On withdrawals of purchase payments you made over seven years ago.

* If you choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).

                                                                       A-PPA- 33

* If you die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.

* If your Contract permits and your spouse is substituted as the purchaser of the Deferred Annuity and continues the Contract, that portion of the Account Balance that equals the "step up" portion of the death benefit.

* If you withdraw up to 10% of your Account Balance in a Contract Year. This 10% total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time you make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds 10% will you have to pay early withdrawal charges.

* If the withdrawal is required for you to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity. This exception does not apply if you have a Non-Qualified or Roth IRA Deferred Annuity or if the withdrawal is to satisfy Section 72(t) requirements under the Internal Revenue Code.

* Because you accept an amendment converting your Traditional IRA Deferred Annuity to a Roth IRA Deferred Annuity.

* If your Contract provides for this, on your first withdrawal to which an early withdrawal charge would otherwise apply, and either you or your spouse:

     -- Has been a resident of certain nursing home facilities for a minimum of 90 consecutive days; or

     -- Is diagnosed with a terminal illness and not expected to live more than a year.


* If you have transferred money which is not subject to a withdrawal charge (because you have satisfied contractual provisions for a withdrawal without the imposition of a contract withdrawal charge) from certain eligible MetLife contracts into the Deferred Annuity, and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.


WHEN A DIFFERENT EARLY WITHDRAWAL CHARGE MAY APPLY

If you transferred money from certain eligible MetLife contracts into a Deferred Annuity, you may have different early withdrawal charges for these transferred amounts. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.

*  Amounts transferred before January 1, 1996:

    We credit your transfer amounts with the time you held them under your original Contract. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal

A-PPA- 34
    charges (determined as previously described) for transferred amounts from your original Contract:

                          During Purchase Payment Year
    Year                      1      2      3      4      5     6 and Beyond
    Percentage               5%     4%     3%     2%     1%          0%

*  Amounts transferred on or after January 1, 1996:

     -- For certain contracts which we issued at least two years before the date of transfer (except as noted below), we apply the withdrawal charge under your original Contract but not any of the original Contract's exceptions or reductions to the withdrawal charge percentage that do not apply to a Deferred Annuity. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges for transferred amounts from your original
          Contract:

                               After the Transfer
    Year                      1      2      3      4      5     6 and Beyond
    Percentage               5%     4%     3%     2%     1%          0%

     -- If we issued the other contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase payment, we treat your purchase payments under the other contract as if they were made under the Deferred Annuity as of the date we received them under that contract.

* Alternatively, if provided for in your Deferred Annuity, we credit your purchase payments with the time you held them under your original Contract.

FREE LOOK
You may cancel your Deferred Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The time period may also vary depending on your age and whether you purchased your Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your MetLife Designated Office in good order.

Presently, MetLife offers another deferred annuity which has different features and different charges and expenses than the Deferred Annuity. Currently, MetLife is offering holders of the Deferred Annuity the ability to exchange the Deferred Annuity for this other deferred

                                                                       A-PPA- 35
annuity, if certain criteria are met and if we believe the exchange is appropriate. The exchange offer is not approved in all states. Those contractholders who are interested in receiving more information about the exchange offer should contact their representative.

DEATH BENEFIT
One of the insurance guarantees we provide you under your Deferred Annuity is that your beneficiaries will be protected against market downturns. You name your beneficiary(ies). If you die during the pay-in phase, the death benefit the beneficiary receives will be the greatest of:

*  Your Account Balance;

* Your highest Account Balance as of December 31 following the end of your fifth Contract Year and at the end of every other five year period. In any case, less any later partial withdrawals, fees and charges; or

*  The total of all of your purchase payments less any partial withdrawals.

We will only pay the death benefit when we receive both proof of death and instructions for payment in good order.

Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum cash payment. If the beneficiary is your spouse, he/she may be substituted as the purchaser of the Deferred Annuity and continue the Contract. In that case, the Account Balance will be reset to equal the death benefit on the date the spouse continues the Deferred Annuity. (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an investment division and the Fixed Interest Account as each bears to the total Account Balance). If the spouse continues the Deferred Annuity, the death benefit is calculated as previously described, except, all values used to calculate the death benefit, which may include highest Account Balance as of December 31 following the end of the fifth contract year and every other five year period, are reset on the date the spouse continues the Deferred Annuity. Your spouse may make additional purchase payments and transfers and exercise any other rights as a purchaser of the Contract. Any applicable early withdrawal charges will be assessed against future withdrawals.

Your beneficiary may also continue the Traditional IRA Deferred Annuity in your name. In that case the Account Balance is reset to equal the death benefit on the date the beneficiary submits the necessary documentation in good order. (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an investment division and the Fixed Interest Account as each bears to the total Account Balance). There is no second death benefit payable upon the death of the beneficiary. Your beneficiary may not make

A-PPA- 36
additional purchase payments; he or she is permitted to make transfers. Your beneficiary will not bear any early withdrawal charges.

Where there are multiple beneficiaries, we will only value the death benefit at the time the first beneficiary submits the necessary documentation in good order.

Any death benefit amounts attributable to any beneficiary which remain in the investment divisions are subject to investment risk.

PAY-OUT OPTIONS (OR INCOME OPTIONS)

--------------------------------------------------------------------------------
The pay-out phase is often referred to as either "annuitizing" your Contract or taking an income annuity.
If you annuitize your Deferred Annuity and should our current immediate annuity rates for a fixed pay-out option provide for greater payments than those quoted in your Contract, we will use the current rates.
--------------------------------------------------------------------------------

You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. When you select your pay-out option, you will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes and applicable contract fees), then we apply the net amount to the option. You are not required to hold your Deferred Annuity for any minimum time period before you may annuitize. However, if you annuitize within two years of purchasing the Deferred Annuity, a $350 contract fee applies. The variable pay-out option may not be available in all states.

When considering a pay-out option, you should think about whether you want:

* Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;

*  A fixed dollar payment or a variable payment; and

*  A refund feature.

Your income payment amount will depend upon your choices. For lifetime options, the age and sex of the measuring lives (annuitants) will also be considered. For example, if you select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if you select a pay-out option with payments over only your lifetime. The terms of the Contract supplement to your Deferred Annuity will determine when your income payments start and the frequency with which you will receive your income payments.

By the date specified in your Contract, if you do not either elect to continue the Contract, select a pay-out option or withdraw your entire Account Balance, and your Deferred Annuity was not issued under certain employer retirement plans, we will automatically issue you a life annuity with a 10 year guarantee. In that case, if you do not tell us otherwise, your Fixed Interest Account balance will be used to provide a Fixed Income Option and your Separate Account balance will be used to provide a variable pay-out option. However, if we do ask you what you want us to do and you do not respond, we may treat your silence as a request by you to continue your Deferred Annuity.

                                                                       A-PPA- 37

Because the features of variable pay-out options in the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the "Income Annuities" heading for more information about the available income types and the value of your income payments, reallocations and charges of your Contract in the pay-out phase. We no longer offer the Income Annuities.

INCOME ANNUITIES

Income Annuities provide you with a regular stream of payments for either your lifetime or a specific period. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that you begin receiving payments immediately or you can apply the Account Balance of your Deferred Annuity to a pay-out option to receive payments during your "pay-out" phase. With an Income Annuity purchased as an immediate annuity and not as a pay-out option to receive payments during your "pay-out" phase, you may defer receiving payments from us for one year after you have purchased an immediate annuity. You bear any investment risk during any deferral period. The Income Annuities are no longer available.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option.

Using proceeds from the following types of arrangements, you may purchase Income Annuities to receive immediate payments:

*  Non-Qualified         *  Roth IRA            *  SIMPLE IRA
*  Traditional IRA       *  SEP IRA

If you have accumulated amounts in any of your employer's, association's or group's investment vehicles (for example, Traditional IRAs, ROTH IRAs, 401(k)s, Keoghs, 401(a)s, 403(a)s, 403(b)s or 457s or SIMPLE IRAs after two years), your lump sum rollover or transfer from that investment vehicle may be used to purchase an appropriate Income Annuity as long as all applicable Federal income tax requirements are met.

If your retirement plan has purchased an Income Annuity, your choice of pay-out options may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how you may be affected.

INCOME PAYMENT TYPES
Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type for your Income Annuity when you decide to take a pay-out option or at application. The decision is irrevocable.

A-PPA- 38

There are three people who are involved in payments under your Income Annuity:

--------------------------------------------------------------------------------
Many times, the Owner and the Annuitant are the same person.
--------------------------------------------------------------------------------


* Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

* Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

* Beneficiary: the person who receives continuing payments/or a lump sum payment if the owner dies.

--------------------------------------------------------------------------------
You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semiannual or annual basis.
--------------------------------------------------------------------------------


Your income payment amount will depend in large part on the type of income payment you choose. For example, if you select a "Lifetime Income Annuity for Two," your payments will typically be lower than if you select a "Lifetime Income Annuity." The terms of your Contract will determine when your income payments start and the frequency with which you will receive your income payments. When you select an income type, it will apply to both fixed income payments and variable income payments. We reserve the right to limit or stop issuing any of the income types currently available based upon legal requirements or other considerations. We reserve the right to commute or to otherwise pay the value of any remaining income payments over a period which would comply with Federal income tax law. The following income payment types are available:

LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

--------------------------------------------------------------------------------
When deciding how to receive income, consider:

- The amount of income you need;
- The amount you expect to receive from other sources;
- The growth potential of other investments; and
- How long you would like your income to last.
--------------------------------------------------------------------------------


LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY WITH A REFUND: A variable income that is paid as long as the annuitant is living and guarantees that the total of all income payments will not be less than the purchase payment that we received. If the annuitant dies before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both annuitants are no longer living.

                                                                       A-PPA- 39

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.


LIFETIME INCOME ANNUITY FOR TWO WITH A REFUND: A variable income that is paid as long as either annuitant is living and guarantees that all income payments will not be less than the purchase payment that we received. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. If both annuitants die before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income payment type. If the owner dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.

MINIMUM SIZE OF YOUR INCOME PAYMENT

Your initial income payment must be at least $50. If you live in Massachusetts, the initial income payment must be at least $20. This means the amount used from a Deferred Annuity to provide a pay-out option must be large enough to provide this minimum initial income payment.

ALLOCATION
You decide what portion of your income payment is allocated to each of the variable investment divisions.

THE VALUE OF YOUR INCOME PAYMENTS

ANNUITY UNITS

Annuity units are credited to you when you make a purchase payment or make a reallocation into an investment division. Before we determine the number of annuity units to credit to you, we reduce a

A-PPA- 40
purchase payment (but not a reallocation) by any premium taxes and the contract fee, if applicable. We then compute an initial income payment amount using the Assumed Investment Return ("AIR"), your income payment type and the age and sex of the measuring lives. We then divide the initial income payment (allocated to an investment division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. The initial variable income payment is a hypothetical payment which is calculated based upon the AIR. The initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity. When you reallocate an income payment from an investment division, annuity units supporting that portion of your income payment in that investment division are liquidated.


--------------------------------------------------------------------------------
The AIR is stated in your Contract and may range from 3% to 6%.
--------------------------------------------------------------------------------


AIR

Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. The AIR is stated in your Contract and may range from 3% to 6%. The higher your AIR, the higher your initial variable income payment will be. Your next payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the insurance-related charge or Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the insurance-related charge or Separate Account charge (the net investment return) is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had elected a higher AIR as changes occur in the investment experience of the investment divisions.


The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract's issue date, then the amount of that payment will be determined on your Contract's issue date.


                                                                       A-PPA- 41

VALUATION

This is how we calculate the Annuity Unit Value for each investment division:

* First, we determine the investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of your insurance-related charge or Separate Account charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return.

* Then, we divide by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

*  Finally, we multiply the previous Annuity Unit Value by this result.

REALLOCATIONS

You can reallocate among the investment divisions or the investment divisions to the Fixed Income Option. Once you reallocate your income payment into the Fixed Income Option you may not later reallocate amounts from the Fixed Income Option to the investment divisions.

Currently, there is no charge to make a reallocation. Your request for a reallocation tells us to move, in accordance with your instructions, the underlying Portfolio shares we have designated in the investment divisions or other funds to generate your income payments.

For us to process a reallocation, you must tell us:

*  The percentage of the income payment to be reallocated;

* The investment divisions from which you want the income payment to be reallocated; and

* The investment divisions or Fixed Income Option (and the percentages allocated to each) to which you want the income payment to be reallocated.


Reallocations will be made as of the end of a business day, at the close of the Exchange, if received in good order prior to the close of the Exchange on that business day. All other reallocation requests will be processed on the next business day.


Frequent requests from contract owners or participants/annuitants to make reallocations/transfers may dilute the value of a Portfolio's shares if the frequent reallocations/transfers involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent reallocations/transfers may also increase brokerage and admin-

A-PPA- 42
istrative costs of the underlying Portfolios and may disrupt Portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).

We have policies and procedures that attempt to detect and deter frequent reallocations/transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., Western Asset Management Strategic Bond Opportunities, FI International Stock, Harris Oakmark International, MFS(R) Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, BlackRock Strategic Value, Loomis Sayles Small Cap, Russell 2000(R) Index, Franklin Templeton Small Cap Growth, Met/AIM Small Cap Growth, T. Rowe Price Small Cap Growth, American Funds Global Small Capitalization and Lord Abbett Bond Debenture Portfolios) and we monitor reallocation/transfer activity in those Portfolios (the "Monitored Portfolios"). We employ various means to monitor reallocation/transfer activity, such as examining the frequency and size of reallocations/transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current value; and (3) two or more "round-trips" involving any Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.



We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor reallocation/transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring reallocation/transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive reallocation/transfer activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful reallocation/transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.


                                                                       A-PPA- 43

Our policies and procedures may result in reallocation/transfer restrictions being applied to deter market timing. Currently, when we detect reallocation/transfer activity in the Monitored Portfolios that exceeds our current reallocation/transfer limits, or other reallocation/transfer activity that we believe may be harmful to other persons who have an interest in the Contracts, we require all future reallocation/transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.



The detection and deterrence of harmful reallocation/transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the reallocation/transfer limits. Our ability to detect and/or restrict such reallocation/transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such reallocation/transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all reallocation/transfer activity that may adversely affect contract owners or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract owner or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.



The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that we currently may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Portfolios. However, under rules recently adopted by the Securities and Exchange Commission, effective October 16, 2006, we will be required to (1) enter into a written agreement with each Portfolio or its principal underwriter that will obligate us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or reallocations/transfers by specific contract owners who violate the frequent trading policies established by the Portfolio.


A-PPA- 44

In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners or participants/annuitants) will not be harmed by reallocation/transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios.


In accordance with applicable law, we reserve the right to modify or terminate the reallocation/transfer privilege at any time. We also reserve the right to defer or restrict the reallocation/transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract owner or participant/annuitant). You should read the Portfolio prospectuses for more details.


CONTRACT FEE

If you select a pay-out option under your Deferred Annuity and you purchased that Deferred Annuity at least two years ago, we will waive the contract fee.

A one time $350 contract fee is taken from your purchase payment when you purchase an Income Annuity prior to allocating the remainder of the purchase payment to either the investment divisions and/or the Fixed Income Option. This charge covers our administrative costs including preparation of the Income Annuities, review of applications and recordkeeping.

                                                                       A-PPA- 45

CHARGES

--------------------------------------------------------------------------------
The charges you pay will not reduce the number of annuity units credited to you.
         Instead, we deduct the charges when calculating the Annuity Unit Value.
--------------------------------------------------------------------------------

There are two types of charges you pay if you allocate any of your income payment to the investment divisions:

*  Insurance-related charge; and

*  Investment-related charge.

INSURANCE-RELATED OR SEPARATE ACCOUNT CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amounts in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments than we anticipated.

We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Two classes of shares available to the Income Annuities (Class B and Class 2) have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on the investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES
Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.


Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Income Annuity you purchased and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.


We also reserve the right to deduct from purchase payments, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and

A-PPA- 46
income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

FREE LOOK

--------------------------------------------------------------------------------
You do not have a "free look" if you are electing income payments in the pay-out phase of your Deferred Annuity.
--------------------------------------------------------------------------------

You may cancel your Income Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The "free look" may also vary depending on your age and whether you purchased your Income Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payment or the value of your annuity units as of the date your refund request is received at your MetLife Designated Office in good order.

If you do not cancel your Income Annuity during the "free-look" period, your decision to purchase the Income Annuity is irrevocable.

GENERAL INFORMATION


ADMINISTRATION
All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

Send your purchase payments, by check or money order made payable to "MetLife," to your MetLife Designated Office or a MetLife sales office, if that office has been designated for this purpose. (We reserve the right to receive purchase payments by other means acceptable to us.) We will provide you with all necessary forms. We must have all documents in good order to credit your purchase payments.

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in good order at your MetLife Designated Office, except when they are received:

* On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

*  After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

                                                                       A-PPA- 47

We reserve the right to credit your initial purchase payment to you within two days after its receipt at your MetLife Designated Office or MetLife sales office, if applicable. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Under certain group Deferred Annuities and group Income Annuities, your employer, or the group in which you are a participant or member must identify you on their reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account/Fixed Income Option.

CONFIRMING TRANSACTIONS

You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as check-o-matic, Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. You may elect to have your income payments sent to your residence or have us deposit payments directly into your bank account. Periodically, you may receive additional information from us about the Income Annuity. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

PROCESSING TRANSACTIONS

We permit you to request transactions by mail and telephone. We make Internet access available to you for your Deferred Annuity. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers/reallocations, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

BY TELEPHONE OR INTERNET

You may obtain information and initiate a variety of transactions about your Deferred Annuity by telephone or the Internet virtually

A-PPA- 48

24 hours a day, 7 days a week, unless prohibited by state law. Some of the information and transactions accessible to you include:

*  Account Balance

*  Unit Values

*  Current rates for the Fixed Interest Account

*  Transfers

*  Changes to investment strategies

*  Changes in the allocation of future purchase payments.

For your Deferred Annuity in the pay-out phase or Income Annuity, you may obtain information and initiate transactions through our toll-free number, 1-800-638-7732. Our customer service consultants are available by telephone between 8 a.m. and 6 p.m. Eastern Time each business day.

Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:

* any inaccuracy, error, or delay in or omission of any information you transmit or deliver to us; or

* any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.

                                                                       A-PPA- 49

AFTER YOUR DEATH

If we are notified of your death before a requested transaction is completed, we will cancel the request. For a Deferred Annuity in the pay-out phase and Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity or Deferred Annuity in the pay-out phase so provides. Or, depending on your Income Annuity's or annuitized Deferred Annuity's provisions, we may continue making payments to a joint annuitant or pay your beneficiary a refund.

THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from you. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners.

VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Accumulation Unit Value and Annuity Unit Value for each investment division once each day at the close of the Exchange when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

When you request a transaction, we will process the transaction using the next available Accumulation Unit Value for Deferred Annuities or Annuity Unit Value for Income Annuities. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.

We reserve the right to suspend or postpone payment for a withdrawal, income payment or transfer/reallocation when:

* rules of the Securities and Exchange Commission so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

* during any other period when the Securities and Exchange Commission by order so permits.

A-PPA- 50

ADVERTISING PERFORMANCE
We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports.

We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of early withdrawal charges. Early withdrawal charges would reduce performance experience.

AVERAGE ANNUAL TOTAL RETURN calculations ("Standard Performance") reflect all Separate Account charges and applicable early withdrawal charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity. These presentations for the Income Annuities reflect a 3% benchmark AIR. These figures also assume a steady annual rate of return.

For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities and the Income Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Deferred Annuities and the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund and American Funds Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities or Income Annuities had been introduced as of the Portfolio inception date.

                                                                       A-PPA- 51

We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities and Income Annuities had been introduced as of the Portfolio inception date.

We calculate performance for certain investment strategies available in the Deferred Annuity, including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

We may state performance for the investment divisions of the Income Annuity which reflect deduction of the Separate Account charge and investment-related charge, if accompanied by the annualized change in Annuity Unit Value.

Past performance is no guarantee of future results.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the historical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and investment-related charge.

We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Income Annuity and historical Annuity Unit Values.

Historical performance information should not be relied on as a guarantee of future performance results.

We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, hypothetical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the average of

A-PPA- 52
investment-related charges for all Portfolios to depict investment-related charges.

An illustration should not be relied upon as a guarantee of future results.

Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and early withdrawal charges.

CHANGES TO YOUR DEFERRED ANNUITY OR
INCOME ANNUITY
We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

*  To operate the Separate Account in any form permitted by law.

* To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations permitted.

* To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

* To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, Met Investors Fund or the shares of another investment company or any other investment permitted by law.

* To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available Portfolio in connection with the Deferred Annuities or Income Annuities.

* To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have a balance or an allocation, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes.

                                                                       A-PPA- 53

VOTING RIGHTS
Based on our current view of applicable law, you have voting interests under your Deferred Annuity or Income Annuity concerning Metropolitan Fund, Met Investors Fund or American Funds proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. Shares of the Metropolitan Fund, Met Investors Fund or American Funds that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

*  The shares for which voting instructions are received, and

*  The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE DEFERRED ANNUITIES AND
INCOME ANNUITIES

All Deferred Annuities and Income Annuities are sold through our licensed sales representatives. We are registered with the Securities and Exchange Commission as broker-dealers under the Securities Exchange Act of 1934 and we are also members of the National Association of Securities Dealers, Inc. Deferred Annuities and Income Annuities are also sold through other registered broker-dealers. Deferred Annuities and Income Annuities also may be sold through the mail or over the Internet.



The licensed sales representatives and broker-dealers who sell the annuities may be compensated for these sales by payments from us. There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered from the Separate Account charge. The Separate Account does not pay sales commissions. MetLife sales representatives who are not in our MetLife Resources division ("non-MetLife Resources MetLife sales representa-


A-PPA- 54
tives") must meet a minimum level of sales of proprietary products in order to maintain employment with us. Sales representatives in our MetLife Resources division must meet a minimum level of sales in order to maintain employment with us.



We make cash payments to non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives for the products they sell and service based upon a "gross dealer concession" model. With respect to Deferred Annuities and Income Annuities, the gross dealer concession ranges from 1.5% to 6% of each purchase payment and, starting in the second Contract Year, 0.18% of the Account Balance or amount available from which income payments are made each year the Contract is in force for servicing the Deferred Annuity. Gross dealer concession may also be paid when the Contract is annuitized. The amount of this gross dealer concession payable upon annuitization depends on several factors, including the number of years the Deferred Annuity has been in force. Compensation to the sales representative is all or part of the gross dealer concession. Compensation to sales representatives in the MetLife Resources division is based upon premiums and purchase payments applied to all products sold and serviced by the representative. Compensation to non-MetLife Resources MetLife sales representatives is determined based upon a formula that recognizes premiums and purchase payments applied to proprietary products sold and serviced by the representative as well as certain premiums and purchase payments applied to non-proprietary products sold by the representative. Proprietary products are those issued by us or our affiliates. Because one of the factors determining the percentage of gross dealer concession that applies to a non-MetLife Resources MetLife sales representative's compensation is sales of proprietary products, these sales representatives have an incentive to favor the sale of proprietary products. Because non-MetLife Resources MetLife sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sales of proprietary products.



Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers may be eligible for additional cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplemental salary, financial arrangements, marketing support, medical and other insurance benefits, and retirement benefits and other benefits based primarily on the amount of proprietary products sold. Because non-MetLife Resources MetLife sales representatives' and MetLife Resources sales representatives' and their managers' additional cash compensation is based primarily on the sale of proprietary products, non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers have an incentive to favor the sale of proprietary products.


                                                                       A-PPA- 55

Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.



We also pay the business unit responsible for the operation of our distribution system.



We also offer our sales representatives and their managers non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.



We may also enter into preferred distribution arrangements with certain affiliated broker-dealers such as New England Securities Corporation, Walnut Street Securities, Inc. and Tower Square Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, we may pay separate, additional compensation to the broker-dealer for services the broker-dealer provides in connection with the distribution of the Contracts. These services may include providing us with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Contracts.



We pay American Funds Distributors, Inc., the principal underwriter for the American Funds, a percentage of all purchase payments allocated to the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio, the American Funds Global Small Capitalization Portfolio and the American Funds Bond Portfolio for the services it provides in marketing these Portfolios' shares in connection with the Deferred Annuity or Income Annuity.



Gallatin Asset Management, Inc., an affiliate of A.G. Edwards, serves as the sub-investment manager of the Cyclical Growth and Income ETF Portfolio and the Cyclical Growth ETF Portfolio (the "ETF Portfolios"). Accordingly, A.G. Edwards may benefit from assets allocated to the ETF Portfolios to the extent such assets result in profits to Gallatin Asset Management, Inc. (See the SAI for Met Investors Series Trust for information on the investment management fees paid to Gallatin Asset Management, Inc. by Met Investors Advisory, LLC, the investment manager of the ETF Portfolios.) In addition, pursuant to agreements with A.G. Edwards, we pay to them a percentage fee on assets allocated to the ETF Portfolios in this and


A-PPA- 56
other contracts issued by us and/or our affiliates. It is conceivable that A.G. Edwards may have an incentive to recommend to customers that they allocate purchase payments and account value to the ETF Portfolios.



FINANCIAL STATEMENTS

The financial statements and related notes for the Separate Account and MetLife, which are in the SAI and are available from MetLife upon request, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing in the SAI and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

WHEN WE CAN CANCEL YOUR DEFERRED
ANNUITY OR INCOME ANNUITY

We may not cancel your Income Annuity.

We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 36 consecutive months and your Account Balance is less than $2,000. We will only do so to the extent allowed by law. If we do so for a Deferred Annuity issued in New York, we will return the full Account Balance. In all other cases, you will receive an amount equal to what you would have received if you had requested a total withdrawal of your Account Balance. Federal tax law may impose additional restrictions on our right to cancel your IRA and Roth IRA Deferred Annuity. Early withdrawal charges may apply.


INCOME TAXES


The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly and to different interpretation. Consult your own tax adviser about your circumstances, any recent tax developments, and the effect of state income taxation.



The SAI may have additional tax information. You should also reference the "Premium and Other Taxes" section of this Prospectus and/or the SAI.



You are responsible for determining whether your purchase of a Deferred Annuity, withdrawals, or income payments under your Deferred/Income Annuity satisfy applicable tax law.



Where otherwise permitted under the Deferred and Income Annuities, the transfer of ownership of a Deferred or Income Annuity, the designation (or change in such designation) of an annuitant, beneficiary or other payee who is not also an owner, the exchange of a Deferred or Income Annuity, or the receipt of a Deferred or Income


                                                                       A-PPA- 57

Annuity in an exchange, may result in income tax and other tax consequences, including estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. Please consult your tax adviser prior to making any such designation.



MetLife does not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.



To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.



The rules for state and local income taxes may differ from the Federal income tax rules. Purchasers and prospective buyers of the Contract should consult their own tax advisors and the law of the applicable jurisdiction to determine what rules and tax benefits apply to the Contract.



We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or ERISA (the Employee Retirement Income Security Act of 1974).


GENERAL


Deferred annuities are a means of setting aside money for future needs -- usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.


--------------------------------------------------------------------------------

      Simply stated, earnings on Deferred Annuities are generally not subject to Federal income tax until they are withdrawn. This is known as tax deferral.

--------------------------------------------------------------------------------



All IRAs, SEPs and SIMPLE IRAs receive tax deferral under the Code. Although there are no additional tax benefits by funding your IRAs, SEPs and SIMPLEs with an annuity, it does provide you additional insurance benefits such as availability of a guaranteed income for life.



Simply stated, earnings on Deferred Annuities are generally not subject to Federal income tax until they are withdrawn. This is known as tax deferral. Under current Federal income tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including IRAs) is subject to ordinary income tax and is not eligible for the reduced maximum tax rate (15%) currently applicable to long term capital gains and qualifying dividends.



The Economic Growth and Tax Relief Reconciliation Act of 2001 made certain changes to qualified plans and IRAs, including:



* increasing the contribution limits for qualified plans and Traditional and Roth IRAs, starting in 2002;



*  adding "catch-up" contributions for taxpayers age 50 and above; and



*  adding enhanced portability features.



You should consult your tax adviser regarding these changes.


A-PPA- 58

Please note that the changes made by the Economic Growth and Tax Relief Reconciliation Act of 2001 (e.g., increased contribution limits for IRAs and qualified plans) expire after 2010. Additionally not all states and tax jurisdictions may have adopted the increased contribution limits or other of these changes. You should consult your tax adviser regarding these changes.



SEPARATE ACCOUNT CHARGES. It is conceivable that the charges for certain benefits such as any of the guaranteed death benefits could be considered to be taxable each year as deemed distributions from the Contract to pay for non-annuity benefits. We currently treat these charges as an intrinsic part of the annuity contract and do not tax report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.



WITHDRAWALS & INCOME PAYMENTS


Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a tax penalty.

When money is withdrawn from your Contract (whether by you or your beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of:


*  annuity you purchase (e.g., Non-Qualified or Qualified IRA); and


*  pay-out option you elect.


Withdrawals (other than tax-free transfers or rollovers to other individual retirement arrangements or eligible retirement plans) and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total value of all your Traditional IRAs or eligible retirement plans.



For IRAs, if your purchase payment consists of both deductible and non-deductible amounts, the portion of the withdrawal attributable to non-deductible contributions is considered a non-taxable return of principal. You must keep track of which contributions were deductible and which were not, and make annual reports to the IRS if non-deductible contributions were made. In general where you have contributed any after-tax money to a Traditional IRA, the portion of a withdrawal or income payment that is considered to be a non-taxable return of principal is determined by applying the ratio of the total remaining purchase payments to all your Traditional IRAs to the aggregate value of all your Traditional IRAs. See IRS form 8606 for details.



We will withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.


                                                                       A-PPA- 59

WITHDRAWALS BEFORE AGE 59 1/2


If you receive a taxable distribution from your Contract before you reach age
59 1/2, this amount may be subject to a 10% penalty tax, in addition to ordinary income taxes. (In general, this does not apply to Section 457 annuities. However, it does apply to distributions from Section 457(b) plans of employers which are state or local governments to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans.)


As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:


                                        Type of Contract
                               -----------------------------------
                                                            401(a)
                                               Trad.        401(k)
                                              IRA/SEP       Keogh
                                              ROTH IRA      403(a)
                                 Non-          SIMPLE       403(b)
                               Qualified        IRA*         457
                               ---------      --------      ------
In a series of
  substantially equal
  payments made annually
  (or more frequently)
  for life or life
  expectancy (SEPP)                x             x            x(1)
After you die                      x             x            x
After you become totally
disabled (as defined in
the Code)                          x             x            x
To pay deductible medical
expenses                                         x            x
To pay medical insurance
premiums if you are
unemployed                                       x
For qualified higher
education expenses, or                           x
For qualified first time
home purchases up to
$10,000                                          x
After December 31, 1999
for IRS levies                                   x            x
After separation from
service if you are over
age 55 at time of
separation                                                    x
Under certain income
annuities providing for
substantially equal
payments over the
"pay-out" period                   x
(*) For SIMPLE IRA's the tax penalty for early withdrawals is generally increased to 25% for withdrawals within the first two years of your participation in the SIMPLE IRA.
(1) You must also be separated from service at the time payments begin.


A-PPA- 60

INCOME OPTIONS FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP)



If you are considering purchasing the Income Annuity or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether your variable income payments will satisfy the SEPP exception.



If you have not attained age 59 1/2 at the time of purchase or on the date that income payments commence and intend to use the Income Annuity to meet the substantially equal periodic payment exception to the 10% penalty tax, note that the exercise of the withdrawal option prior to the later of (a) your attaining age 59 1/2 or (b) five years after income payments had begun, will generally also result in the retroactive imposition of the 10% penalty tax (with interest) in addition to ordinary income tax on income payments previously received. In such cases, the taxable portion of the withdrawal, as well as the taxable portion of income payments received in the year of the withdrawal, will generally be subject to the 10% penalty tax in addition to ordinary income tax. In addition, if you are under age 59 1/2 when such payments are received, any future payments you receive will generally be subject to the 10% penalty tax. Consult your tax adviser.



You should consult your tax advisor prior to making any reallocations if you were under age 59 1/2 at the time income payments began or have been receiving income payments for less than five years.



It is unclear whether the income payments under the Income Annuity satisfy certain of the other exceptions to the penalty tax. Accordingly, if you have not reached age 59 1/2, and you intend to use the Income Annuity to meet one or more of the exceptions, you should consult a tax advisor prior to purchasing the Income Annuity.


NON-QUALIFIED ANNUITIES

--------------------------------------------------------------------------------
After-tax means that your purchase payments for your annuity do not reduce your taxable income or give you a tax deduction.
--------------------------------------------------------------------------------



Purchase payments to Non-Qualified Contracts are on an "after-tax" basis, so when you receive a distribution as a withdrawal or as a periodic annuity payment, you will only pay income taxes on the amount that is considered earnings.



Once income payments commence, you may not be able to transfer withdrawals to another non-qualified annuity contract in a tax-free Section 1035 exchange.



We will withhold amounts from withdrawals or income payments as required under the Code unless you properly elect out of withholding.



Where otherwise permitted under the Deferred Annuity, pledges, direct or indirect borrowing against the value of the Contract and other types of transfers of all or a portion of your Account Balance may result in the immediate taxation of the gain in your Deferred Annuity. This rule may not apply to certain transfers between spouses


                                                                       A-PPA- 61
or between ex-spouses which are considered incident to divorce as defined by the Code.



When a non-natural person (e.g. a corporation) owns a Non-Qualified Contract, the annuity will generally not be treated as an annuity for tax purposes and thus will lose the benefit of tax deferral. In such cases, the gain in the Contract each year will generally be taxable as ordinary income to the owner and will not qualify for any reduced tax rate or tax treatment that may apply to capital gains or dividends. However, an annuity owned by a non-natural person (such as a trust) as agent for an individual will be treated as an annuity for tax purposes.



Certain Income annuities under Section 72(u)(4) of the Code purchased with a single payment and providing substantially equal periodic payments with an annuity starting date within 12 months of purchase may also be considered annuities for federal income tax purposes where owned by a non-natural person. It is unclear under current tax law whether your income annuity will satisfy this test. Other exceptions to the general rule for holders who are not individuals could also apply under the Code. Accordingly, non-natural persons should consult with their own tax advisors prior to purchase, and prior to the transfer of any amounts between investment divisions or between an investment option and the fixed income option, where these options and benefits are otherwise made available, after the income annuity starting date.



In situations where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for Federal income tax purposes, the non-natural owner may have a limited ability to deduct interest payments or in the case of an insurance company certain reserve deductions may be reduced.



PURCHASE PAYMENTS



Although the Code does not limit the amount of your purchase payments, your Contract may limit them.



DEFERRED ANNUITY



The tax law treats all non-qualified deferred annuities issued after October 21, 1988 by the same company (or its affiliates) to the same owner during any one calendar year as one annuity. This may cause a greater portion of your withdrawals from the Deferred Annuity to be treated as income than would otherwise be the case. Although the law is not clear, the aggregation rule may also adversely affect the tax treatment of payments received under an income annuity where the owner has purchased more than one non-qualified annuity during the same calendar year from the same or an affiliated company after October 21, 1988, and is not receiving income payments from all annuities at the same time.


A-PPA- 62

Under Section 1035 of the Code, your Non-Qualified Contract may be exchanged for another non-qualified annuity without paying income taxes if certain requirements are met and income payments have not yet commenced. Code Section 1035 provides that no gain or loss is recognized when an annuity contract or a portion of an existing annuity account balance is received in exchange for a life, endowment, or annuity contract. Since different annuity contracts have different expenses, fees and benefits, a tax-free exchange (or a portion thereof) could result in your investment becoming subject to higher or lower fees and/or expenses.



For partial exchanges under Section 1035, the IRS may require aggregation of the several contracts if distributions have been taken from any of the contracts after the exchange within a certain period of time (e.g. 24 months) resulting in greater taxable income and adverse tax consequences such as imposition of the 10% penalty if the taxpayer has not attained age 59 1/2 at the time of the distribution(s).



Additionally, consolidation of contracts under a Section 1035 exchange will cause an aggregation of contract values and may adversely affect gain reported and possible imposition of the 10% penalty if the taxpayer is under age 59 1/2 at the time of distribution from a consolidated contract.



Where otherwise permitted under the Deferred Annuity, pledges, direct or indirect borrowing against the value of the Contract and other types of transfers of all or a portion of your Account Balance may result in the immediate taxation of the gain in your Deferred Annuity. This rule may not apply to certain transfers between spouses or between ex-spouses which are considered incident to divorce as defined by the Code.



Consult your tax advisor prior to changing the annuitant or prior to changing the date you have determined to commence income payments, if permitted under the terms of your contract, as it is conceivable the IRS could consider such actions to be a taxable exchange of annuity contracts.


DIVERSIFICATION


In order for your Non-Qualified Contract to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the contract. We believe that we satisfy and will continue to satisfy these diversification standards. However, the tax law concerning these rules is subject to change and to different interpretations. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract owners of gains under their contract. Consult your independent tax advisor prior to purchase.


                                                                       A-PPA- 63

INVESTOR CONTROL



In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the contract, such as the number of funds available and the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the contract does not give the contract owner investment control over Separate Account assets, we reserve the right to modify the contract as necessary to prevent a contract owner from being treated as the owner of the Separate Account assets supporting the contract.


CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:

* Possible taxation of transfers/reallocations between investment divisions and/or transfers/reallocations from/between an investment division to/and a fixed option.

* Possible taxation as if you were the owner of your portion of the Separate Account's assets.

* Possible limits on the number of funding options available or the frequency of transfers/reallocations among them.

We reserve the right to amend your Deferred Annuity where necessary to maintain its status as a variable annuity contract under Federal tax law and to protect you and other contract holders in the investment divisions from adverse tax consequences.


PARTIAL AND FULL WITHDRAWALS



Any withdrawal is generally treated as coming first from earnings (determined based on the difference between the account balance prior to any surrender charges and the remaining basis, immediately prior to the withdrawal) and only after all earnings are paid out from your contributions (and thus a nontaxable return of principal). However, this rule does not apply to payments made under income annuities. Such payments are subject to an "exclusion ratio" or "excludable amount," which determines how much of each payment is a non-taxable return of your contributions/purchase payments and how much is a taxable payment of earnings. Once the total amount treated as a return of your contributions/purchase payments equals


A-PPA- 64
the amount of such contributions/purchase payments, all remaining payments are fully taxable.



Generally, when you (or your beneficiary in the case of a death benefit) make a partial withdrawal from your Non-Qualified Annuity, the Code treats such a withdrawal as:



*  First coming from earnings (and thus subject to income tax); and



*  Then from your purchase payments (which are not subject to income tax).



This rule does not apply to payments made pursuant to an income pay-out option under your Contract.



In the case of a full withdrawal, the withdrawn amounts are treated as first coming from your non-taxable return of purchase payments and then from a taxable payment of earnings. In the event the proceeds on full surrender of your Contract are less than remaining purchase payments you may be able to claim a loss: consult a tax advisor as to whether a loss is allowable, the character of such loss and where to claim it in your Federal Income Tax return.



INCOME ANNUITY



Generally, different tax rules apply to payments made pursuant to an Income Annuity or pay-out option under your Deferred Annuity than to withdrawals and payments received before the annuity starting date.



Income payments are subject to an "excludable amount" or "exclusion ratio," which determines how much of each payment is treated as:



*  A non-taxable return of your purchase payment; and



*  A taxable payment of earnings.



Partial Annuitizations: Currently, we will treat the application of less than your entire Account Balance under a Non-Qualified Contract to a pay-out option (i.e. taking an income annuity) as a taxable withdrawal for federal income tax purposes which may also be subject to the 10% penalty tax (if you are under age 59 1/2). We will then treat the remaining amount of the withdrawal as the purchase price of an income annuity and tax report the income payments received for that annuity under the rules for variable income annuities. Consult your tax attorney prior to partially annuitizing your Contract.



At the present time the IRS has not approved the use of an exclusion ratio or exclusion amount when only part of your account balance is used to convert to income payments.



Income payments and amounts received on the exercise of a full or partial withdrawal option under your Non-Qualified Income Annuity may not be transferred in a tax-free exchange into another annuity contract. In accordance with our procedures, such amounts will


                                                                       A-PPA- 65
instead be taxable under the rules for income payment or withdrawals, whichever is applicable.



Additionally, if you are under age 59 1/2 at the time income payments commence and intend the income payments to constitute an exception to the 10% penalty tax, any attempt to make a tax-free transfer or rollover (whether for non-qualified or qualified annuities) prior to the later of (a) age 59 1/2, or
(b) five years after income payments commence will generally invalidate the exception and subject you to income tax, additional penalties and interest.



The Internal Revenue Service (the "IRS") has not specifically approved the use of a method to calculate an excludable amount with respect to a variable income annuity where transfers/reallocations are permitted between investment divisions or from an investment division into/and a fixed income option after the annuity starting date.



We will determine such excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e. by dividing your after-tax purchase price, as adjusted for any refund or guarantee feature, by the number of expected income payments from the appropriate IRS table). However, the IRS may determine that the excludable amount is different from our computation.



We generally will tell you how much of each income payment is a non-taxable return of your purchase payment. However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qualified contract is an amount greater (or less) than the taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.



These rules also apply to income payments made to your beneficiary as a death benefit. However, under a life contingent income annuity, payments in the nature of a refund of premium made after your death may generally be excluded from the recipient's income until the remaining basis has been fully recovered. Thereafter, all amounts paid are fully includible in income.



Under the Code, withdrawals or income payments from non-qualified annuities need not be made by a particular age, but it is possible that the IRS may determine that you must take a lump sum withdrawal or elect to receive income payments by a certain age (e.g., 85).



If you die before the purchase payment is returned, the unreturned amount may be deductible on your final tax return or deductible by


A-PPA- 66
your beneficiary if income payments continue after your death or a lump sum is paid to your estate or your beneficiary.



If the amount of income payments received in any calendar year is less than the excludable amount applicable to that year, the excess is not allowable as a deduction. However, you may generally elect the year in which to begin to ratably apply this excess in order to increase the excludable amount attributable to future years. Consult your tax advisor as to the details and consequences of making such an election. Also, consult your tax advisor as to the tax treatment of any unrecovered after-tax cost in the year that the Contract terminates.



AFTER DEATH & DEATH BENEFITS



The death benefit under an annuity is generally taxable to the beneficiary or other payee, such as your estate, in the same manner as distributions made to the contract owner using the rules for withdrawals or income payments, whichever is applicable.



If you die before the annuity starting date, as defined under the income tax regulations, payment of your entire interest in the Contract must be made within five years of the date of your death or payments must begin under a pay-out option allowed by the Code to your designated beneficiary (beginning within one year of the date of your death. Alternatively, where permitted under the Contract, a spousal beneficiary may continue the contract as his or her own.



After your death, if your designated beneficiary does not timely elect in accordance with our procedures a method for the payment of the death benefit complying with the Code, the remaining interest in the Contract will be paid out in a lump sum. In all such cases, payments will be made within five years of the date of your death.



If you die on or after the annuity starting date as defined under Treasury Regulations, payments must continue to be made at least as rapidly as under the income type being used as of the date of your death.



If you die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or deductible by either your beneficiary, if income payments continue after your death, or by your estate or your beneficiary if paid in a lump sum.



In the case of joint owners, the above rules will be applied on the death of any contract owner.



When the contract owner is not a natural person, these rules will be triggered on the death or change of any annuitant.


                                                                       A-PPA- 67

--------------------------------------------------------------------------------

For individuals under 50, your total annual contribution to all your Traditional and Roth IRAs for 2006 may not exceed the lesser of $4,000 or 100% of your
                                          "compensation" as defined by the Code.

--------------------------------------------------------------------------------


INDIVIDUAL RETIREMENT ANNUITIES

[TRADITIONAL IRA, ROTH IRA, SIMPLE IRAs AND SEPs]

Generally, except for Roth IRAs, IRAs can accept deductible (or pre-tax) purchase payments. Deductible or pre-tax purchase payments will be taxed when distributed from the contract.


* Your annuity is for the exclusive benefit of you and your designated beneficiary. It is not forfeitable and you may not transfer, assign or pledge it to someone else.



* You can transfer your IRA proceeds to the same type of IRA (e.g., Traditional IRA under Sections 408(a) or (b) to another Traditional IRA account or annuity) or certain eligible retirement plans of an employer, without incurring Federal income taxes if certain conditions are satisfied.



* You can rollover proceeds from a SIMPLE IRA to another IRA after participating in the SIMPLE for at least two years.



* IRA contracts may not invest in life insurance. The Deferred Annuity offers death benefits that in some cases may exceed the greater of the purchase payments or the Account Balance which could conceivably be characterized as life insurance (see below).


* The sale of a contract for use with an IRA may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of a contract for use with IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency.


The Contract may provide death benefits that could exceed the greater of premiums paid or the Account Balance. The final required minimum distribution income tax regulations generally treat such benefit as part of the annuity contract and not as life insurance and require the value of such benefit to be included in the participant's interest that is subject to the required minimum distribution rules (see below).



A contract issued in connection with an IRA may be amended as necessary to conform to the requirements of the Code.



The IRS has approved the form of the Traditional IRA endorsement and SIMPLE IRA endorsement for use with the Contract and certain riders, including riders providing for death benefits in excess of premiums paid. Please be aware that the IRA or SIMPLE IRA contract issued to you may differ from the form of the Traditional IRA or SIMPLE IRA approved by the IRS because of several factors such as different riders and state insurance department requirements.


A-PPA- 68

The Roth IRA endorsement is based on the IRA Model Roth IRA Contract Form 5305-RB (Rev. 3-02).


--------------------------------------------------------------------------------
In some cases, your purchase payments may be tax deductible.
--------------------------------------------------------------------------------


TRADITIONAL IRA ANNUITIES

PURCHASE PAYMENTS

Generally:


Under some circumstances "after-tax" purchase payments can be made to certain annuities. These purchase payments do not reduce your taxable income or give you a tax deduction.



There are different annual purchase payments limits for the annuities offered in this Prospectus. Purchase payments in excess of the limits may result in adverse tax consequences.



Your Contract may accept certain direct transfers and rollovers from other qualified plan accounts and contracts which are not subject to the annual limitation on purchase payments.



Because your purchase payments are generally on a before-tax basis, you generally pay income taxes on the full amount of money you withdraw as well as income earned under the Contract. Withdrawals and income payments attributable to any after-tax contributions are not subject to income tax.



Minimum distribution requirements also apply to the Deferred Annuities. These are described separately later in this section.



* Except for permissible rollovers and direct transfers, or permissible contributions under the Code made in accordance with an employer's SEP plan, purchase payments to Traditional and Roth IRAs for individuals under age 50 are limited to the lesser of 100% of compensation or an amount specified by the Code ($4,000 for tax years 2006-2007). This amount increases to $5,000 in 2008 (adjusted for inflation thereafter). Purchase payments up to the deductible amount for the year can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate purchase payments.



* Beginning in 2006, individuals age 50 or older can make an additional "catch-up" contribution of $1,000 per year (assuming you have sufficient compensation).


* Purchase payments in excess of permitted amounts may be subject to a penalty tax.


* Purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after the calendar year in which you become 69 1/2. (This does not apply to Roth IRAs or to SIMPLE IRAs.)



* If certain conditions are met, you can change your Traditional IRA purchase payment to a Roth IRA before you file your income tax


                                                                       A-PPA- 69
   return (including filing extensions). See more detailed discussion below.


* If contributions are being made under a SEP or a SAR-SEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan.


Annual purchase payments are generally deductible up to the above limits if neither you nor your spouse was an "active participant" in another qualified retirement plan during the taxable year. You will not be treated as married for these purposes if you lived apart for the entire taxable year and file separate returns. For 2006, if you are an "active participant" in another retirement plan and if your adjusted gross income is $50,000 or less ($75,000 for married couples filing jointly, however, never fully deductible for a married person filing separately), annual contributions are fully deductible. However, contributions are not deductible if your adjusted gross income is over $60,000 ($85,000 for married couples filing jointly, $10,000 for a married person filing separately). If your adjusted gross income falls between these amounts, your maximum deductible amount is phased out. For an individual who is not an "active participant" but whose spouse is, the adjusted gross income limit for the non-active participant spouse is $150,000 for a full deduction (with a phase-out between $150,000 and $160,000). If you file a joint return and you and your spouse are under age 70 1/2 as of the end of the calendar year, you and your spouse may be able to make annual IRA contributions of up to twice the deductible amount to two IRAs, one in your name and one in your spouse's. Neither can exceed the deductible amount, nor can it exceed your joint compensation.


WITHDRAWALS AND INCOME PAYMENTS

Withdrawals (other than tax-free transfers or rollovers to other individual retirement arrangements or eligible retirement plans) and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs.


For IRAs, if your purchase payment consists of both deductible and non-deductible amounts, the portion of the withdrawal attributable to non-deductible contributions is considered a non-taxable return of principal. You must keep track of which contributions were deductible and which were not, and make annual reports to the IRS if non-deductible contributions were made. In general where you have contributed any after-tax money to a Traditional IRA, the portion of a withdrawal or income payment that is considered to be a non-taxable return of principal is determined by applying the ratio of the total remaining purchase payments to all your Traditional IRAs. See IRS Form 8606 for details.


A-PPA- 70

We will withhold a portion of the taxable amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

MINIMUM DISTRIBUTION REQUIREMENTS

--------------------------------------------------------------------------------

You may combine the money required to be withdrawn from each of your Traditional IRAs and withdraw this amount from any one or more of them.

--------------------------------------------------------------------------------



For Traditional IRAs, SIMPLE IRAs and SEPs, you must begin receiving distributions by April 1 of the calendar year following the year in which you turn age 70 1/2.



Complex rules apply to the determination of the amount of these distributions. A tax penalty of 50% applies to withdrawals which should have been taken but were not. These rules limit the income payment types available under a qualified contract and the guaranteed period over which income payments can be made (if such a period is selected). A tax penalty of 50% applies to distributions which should have been taken but were not.



In general, proposed regulations issued in 2002 and finalized in 2004 permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Actuarial gain is broadly defined to include changes in the assumed interest rate such as those produced by the specified interest rate under the Income Annuity. Additionally, these proposed regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.



If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse for over a period not exceeding the joint life expectancy of your and your non-spousal beneficiary, be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Additionally, under the required minimum distribution regulations, if you purchase a life contingent annuity with a guarantee period, such guarantee period may also be limited to a shorter period than the joint and last survivor life expectancy of you and your designated beneficiary, even when such individual is your spouse. Consult your tax advisor.



As mentioned, final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of cash value) must be added to the account value in computing the amount required to be distributed over the applicable period. The new rules are not entirely clear and you should consult your own tax advisors as to how these rules affect your own Contract. We will provide you with additional information regarding the amount that is subject to minimum distribution under this new rule.


                                                                       A-PPA- 71

AFTER DEATH


The death benefit is generally taxable to the recipient in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable). Complex rules apply to the calculation of these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not.



If the sole beneficiary is your spouse he or she may continue the IRA Annuity as owner. Your spouse beneficiary may also be able to rollover the proceeds into another Traditional IRA or into another eligible retirement plan in which he or she participates as permitted under the tax law.


--------------------------------------------------------------------------------
 If your spouse is your sole beneficiary and if your Contract permits, he or she may elect to continue as "owner" of the Contract.
--------------------------------------------------------------------------------



If your spouse is your beneficiary, and, if your Contract permits, your spouse may delay the start of income payments until December 31 of the year in which you would have reached age 70 1/2.



If you die after required withdrawals begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).


ROTH IRA ANNUITIES

GENERAL

Roth IRAs are different from other IRAs because you have the opportunity to enjoy tax-free earnings. However, you can only make after-tax purchase payments to a Roth IRA.

PURCHASE PAYMENTS


Roth IRA purchase payments for individuals under age 50 are non-deductible and are limited to the lesser of 100% of compensation or the deductible amount under the Code ($4,000 for tax years 2006-2007) including contributions to all your Traditional and Roth IRAs. This amount increases to $5,000 in 2008 (adjusted for inflation thereafter). In 2006 individuals age 50 or older can make an additional "catch-up" purchase payment of $1,000 a year (assuming the individual has sufficient compensation). You may contribute up to the annual purchase payment limit, if your modified adjusted gross income does not exceed $95,000 ($150,000 for married couples filing jointly). Purchase payment limits are phased out if your income is between:


--------------------------------------------------------------------------------

 For individuals under 50, annual purchase payments to your IRAs, including Roth IRAs for 2006 may not exceed the lesser of $4,000 or 100% of your "compensation"
                                                         as defined by the Code.

--------------------------------------------------------------------------------


           Status                        Income
           ------                        ------
         Individual                 $95,000--$110,000
   Married filing jointly          $150,000--$160,000
  Married filing separately            $0--$10,000

- Annual purchase payments limits do not apply to a rollover from a Roth IRA to another Roth IRA or a conversion from a Traditional IRA to a Roth IRA.

-  You can contribute to a Roth IRA after age 70 1/2.

A-PPA- 72

- If you exceed the purchase payment limits you may be subject to a tax penalty.

- If certain conditions are met, you can change your Roth IRA contribution to a Traditional IRA before you file your income return (including filing extensions).


- If you are an active participant in a retirement plan of an employer, your contributions may be limited.


   WITHDRAWALS

Generally, withdrawals of earnings from Roth IRAs are free from Federal income tax if they meet the following two requirements:

*  The withdrawal is made:

- At least five taxable years after your first purchase payment to a Roth IRA, and

*  The withdrawal is made:

-  On or after the date you reach age 59 1/2;

-  Upon your death or disability; or

-  For a qualified first-time home purchase (up to $10,000).


Withdrawals of earnings which do not meet these requirements are taxable and a 10% penalty tax may apply if made before age 59 1/2. See chart above. Consult your tax adviser to determine if an exception applies.


Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. Generally, you do not pay income tax on withdrawals of purchase payments. However, withdrawals of taxable converted amounts from a non-Roth IRA prior to age 59 1/2 will be subject to the 10% penalty tax (unless you meet an exception) if made within 5 taxable years of such conversion.

The order in which money is withdrawn from a Roth IRA is as follows:

(All Roth IRAs owned by a taxpayer are combined for withdrawal purposes.)

* The first money withdrawn is any annual (non-conversion/rollover) contributions to the Roth IRA. These are received tax and penalty free.

* The next money withdrawn is from conversion/rollover contributions from a non-Roth IRA, on a first-in, first-out basis. For these purposes, distributions are treated as coming first from the taxable portion of the conversion/rollover contribution. As previously discussed, depending upon when it occurs, withdrawals of taxable converted amounts may be subject to a penalty tax, or result in the acceleration of inclusion of income.

                                                                       A-PPA- 73

* The next money withdrawn is from earnings in the Roth IRA. This is received tax-free if it meets the requirements previously discussed, otherwise it is subject to Federal income tax and an additional 10% penalty tax may apply if you are under age 59 1/2.

* We may be required to withhold a portion of your withdrawal for income taxes, unless you elect otherwise. The amount will be determined by the Code.

--------------------------------------------------------------------------------
If you are married but file separately, you may not convert an existing IRA into a Roth IRA.
--------------------------------------------------------------------------------


CONVERSION

You may convert/rollover an existing IRA to a Roth IRA if your modified adjusted gross income does not exceed $100,000 in the year you convert.

If you are married but file separately, you may not convert a Traditional IRA into a Roth IRA.

Except to the extent you have non-deductible IRA contributions, the amount converted from an existing IRA into a Roth IRA is taxable. Generally, the 10% early withdrawal penalty does not apply to conversions/rollovers. (See exception discussed previously.)


Unless you elect otherwise, amounts you convert from a Traditional IRA to a Roth IRA will be subject to income tax withholding. The amount withheld is determined by the Code.



Note: new IRS guidance requires that in the case of a redesignation of a Traditional IRA into a Roth IRA under the same Contract, the amount that is treated as a taxable distribution is the entire value of the contract, in addition to the account balance. The method(s) under which this value must be determined has not been finalized by the IRS. However, interim guidance has been issued, which provides the Issuer may use a method similar to that used in determining the required minimum distribution (but without certain exceptions and assumptions being permitted). Additionally, issuers are required to increase the value subject to tax in the year of the redesignation by any front loads or non-recurring charges (this could include contractual withdrawal charges) imposed in the 12 months prior to the conversion. If your Contract permits such redesignation, consult your tax advisor prior to redesignating your Traditional IRA to a Roth.



If you mistakenly convert or otherwise wish to change your Roth IRA contribution to a Traditional IRA contribution, the tax law allows you to reverse your conversion provided you do so before you file your tax return for the year of the contribution and if certain conditions are met.



In general, a taxpayer may be permitted to revoke or recharacterize a previous conversion from a Traditional IRA to a Roth IRA provided that certain conditions are met. Consult your tax advisor and the instructions to IRS Form 8606 which indicates how and when the recharacterization must be made to be valid and how amounts should


A-PPA- 74
be reported. The income tax regulations also impose a waiting period to make a reconversion after such a reversal or recharacterization.



REQUIRED DISTRIBUTIONS



Required minimum distribution rules that apply to other types of IRAs while you are alive do not apply to Roth IRAs; however, in general, the same rules with respect to minimum distributions after your death under Traditional IRAs also apply to Roth IRAs. Note that if payments under a Roth Income Annuity have begun prior to your death the remaining interest in the Contract must be paid to your designated beneficiary by the end of the 5th or over a period no longer than the beneficiary's remaining life expectancy at the time you die.


AFTER DEATH

Generally, when you die we must make payment of your entire interest by the December 31 of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, your spouse may delay the start of required payments until December 31st of the year in which you would have reached age
70 1/2.

If your spouse is your sole beneficiary and if your Contract permits, he or she may elect to continue as "owner" of the Contract.

SIMPLE IRAs AND SEPs ANNUITIES


The Code provides for certain contribution limitations and eligibility requirements under SIMPLE IRAs and SEP arrangements. The minimum distribution requirements are generally the same as Traditional IRAs. There are some differences in the tax treatment of certain SIMPLE IRAs transfers and rollovers. If your Contract accepts SIMPLE IRA or SEP contributions, consult your tax adviser and see the SAI for additional details.



SIMPLE IRAS



The Code allows contributions up to certain limits to be made under a valid salary reduction agreement and also allows for employer contributions up to certain applicable limits under the Code.



- The Code allows "catch up" contributions for participants age 50 and older (by the end of calendar year) in excess of these limits (up to $2,500 in 2006) increasing thereafter as provided under the Code.



- Transfers and rollovers from other SIMPLE IRA funding vehicles may also be accepted under your SIMPLE IRA Deferred Annuity.


                                                                       A-PPA- 75

WITHDRAWALS AND INCOME PAYMENTS



Withdrawals and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs in the case of SEPs or based on the ratio of all non-deductible SIMPLE IRA purchase payments to the total value of all of your SIMPLE IRAs.



MINIMUM DISTRIBUTION



The minimum distribution and after death distribution rules for Traditional IRA/SEPs and SIMPLE IRAs are generally the same. In all cases participants must begin receiving required distributions no later than April 1st of the calendar year following the year in which the participant becomes 70 1/2. Complex rules apply to calculate the amount of the required withdrawal each year and a penalty tax of 50% applies to amounts which should have been withdrawn, but were not. See discussion under IRAs above for more detail.



In general the amount of required minimum distribution must be calculated separately with respect to each IRA/SEP and each SIMPLE IRA account and annuity contract, and then aggregated for all Traditional IRA/SEPs or for all SIMPLE IRA funding vehicles. The participant may then generally decide to aggregate the minimum distribution requirement for his/her Traditional IRA/SEPs and how much to take from each Traditional IRA/SEP (or from each SIMPLE IRA, as the case may be) to satisfy the minimum distribution requirement. You may not satisfy minimum distributions for one type of IRA or qualified plan with distributions from an account or annuity contract under another type of IRA or qualified plan. Consult your tax adviser.



AFTER DEATH DISTRIBUTIONS



The death benefit is taxable to the recipient in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable). See discussion under IRAs above for more detail.



Generally, if you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.



If your spouse is your beneficiary, your spouse may delay the start of these payments until December 31 of the year in which you would have reached age
70 1/2. Alternatively, if your spouse is your beneficiary, he or she may elect to continue as "owner" of the Contract and


A-PPA- 76
treat it as his/her own Traditional IRA (in the case of SEPs) or his/her own SIMPLE IRA (if so eligible, in the case of SIMPLE IRA).



If you die after required distributions begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).



SEPS



If contributions are being made under a SEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan. In addition, rules applicable to Traditional IRA annuities (including purchase payments, rollovers, minimum distributions, penalty taxes and after death distributions) apply to your SEP/IRA annuity. See discussion under General IRAs above and note the following:



- For SEP plans of an employer in existence prior to 1997 that permit contributions by elective deferrals, such contributions must be aggregated with all contributions under Section 402(g) of the Code to meet the limitations that apply to salary reduction contributions under all 401(k), SEPS, SIMPLE IRAs and TSAs in which you participate.



OTHER TAX CONSIDERATIONS



FEDERAL ESTATE TAXES



While no attempt is being made to discuss the Federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.



GENERATION-SKIPPING TRANSFER TAX



The Code and certain state and local tax laws may impose a liability for certain interests in or payments made to certain beneficiaries and payees ("skip persons") under an annuity contract. The Code generally imposes a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, a family member two or more generations younger than the contract owner. Transfers to, or death benefits paid to a non-family member who is 37 1/2 years younger than the contract owner may also trigger such taxes. We may, if required under the Code or other applicable law, reduce the payments made to a skip person to pay the generation skipping tax or similar tax liability. Consult a tax advisor


                                                                       A-PPA- 77
or attorney prior to naming a beneficiary or other payee under the Income Annuity to determine whether this tax may apply.



ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS



The discussion above provides general information regarding U.S. Federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate (unless a lower treaty rate applies). In addition, purchasers may be subject to state and/or municipal taxes as well as taxes that may be imposed by the tax authority of the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation (income and otherwise) with respect to an annuity contract purchase.



HURRICANE RELIEF



DISTRIBUTIONS



Your plan may provide for "qualified hurricane distributions" pursuant to the Katrina Emergency Tax Relief Act of 2005 and the Gulf Opportunity Zone Act of 2005. Subject to an aggregate limit of $100,000 among all eligible retirement plans, a participant's qualified hurricane distributions are not subject to the 10% early withdrawal penalty that might otherwise apply to a qualified annuity under Section 72(t).



To the extent a participant "repays" a qualified hurricane distribution by contributing within three years of the distribution date to an eligible retirement plan that accepts rollover contributions, it will generally be treated as a timely direct trustee-to-trustee transfer and will not be subject to income tax. To the extent a participant does not repay a qualified hurricane distribution within three years, he or she will include the distribution in gross income ratably over the three-tax year period, beginning with the tax year in which the distribution is received, unless the participant elects to opt out of three-year averaging by including the qualified hurricane distribution in gross income for the year it is received. Consult your independent tax advisor to determine if hurricane relief is available to your particular situation.



LOANS



Your plan may provide for increased limits and delayed repayment of participant loans, where otherwise permitted by your plan, pursuant to the Katrina Emergency Tax Relief Act of 2005 and the Gulf Opportunity Zone Act of 2005. An eligible retirement plan other than an IRA may allow a plan loan to delay loan repayment by certain individuals affected by Hurricanes Katrina, Rita and Wilma, whose


A-PPA- 78
principal places of abode on certain dates were located in statutorily defined disaster areas and who sustained an economic loss due to the hurricane. Generally, if the due date for any repayment with respect to such loan occurs during a period beginning on September 23, 2005 (for purposes of Hurricane Katrina) or October 23, 2005 (for purposes of Hurricanes Rita and Wilma) and ending on December 31, 2006, then such due date may be delayed for one year.
Note: for purposes of these loan rules, an individual cannot be a qualified individual with respect to more than one hurricane. Consult your independent tax advisor to determine if hurricane relief is available to your particular situation.



LEGAL PROCEEDINGS



In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.



It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.


                                                                       A-PPA- 79

APPENDIX A


PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.


                                                     IRA, SIMPLE IRA
                               Non-Qualified        and SEP Deferred
                             Deferred Annuities       Annuities and
                                 and Income         Qualified Income
                                 Annuities            Annuities(1)
                             ------------------    -------------------
California...............           2.35%                  0.5%(2)
Maine....................            2.0%                   --
Nevada...................            3.5%                   --
Puerto Rico(3)...........            3.0%                  3.0%
South Dakota.............           1.25%                   --
West Virginia............            1.0%                  1.0%
Wyoming..................            1.0%                   --


----------------

1 PREMIUM TAX RATES APPLICABLE TO IRA, SIMPLE IRA AND SEP DEFERRED ANNUITIES AND INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING THE REQUIREMENTS OF SECTION 408(a) OF THE CODE ARE INCLUDED UNDER THE COLUMN HEADING "IRA, SIMPLE IRA AND SEP DEFERRED ANNUITIES AND INCOME ANNUITIES."

2 WITH RESPECT TO DEFERRED ANNUITIES AND INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING THE REQUIREMENTS OF SECTION 408(a) OF THE CODE, THE ANNUITY TAX RATE IN CALIFORNIA IS 2.35% INSTEAD OF 0.5%.


3  NEW TAX RATES EFFECTIVE JANUARY 1, 2006.


A-PPA- 80

APPENDIX B


ACCUMULATION UNIT VALUES (IN DOLLARS)


    This table shows fluctuations in the Accumulation Unit Values for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).


-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               NUMBER OF UNITS
                                                                                                               OUTSTANDING AT
                                                                      UNIT VALUE AT        UNIT VALUE AT         END OF YEAR
                  FUND NAME                            YEAR         BEGINNING OF YEAR       END OF YEAR        (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------------
American Funds Global Small Capitalization
  Division(h).................................         2001              $ 14.94              $ 13.62                 549
                                                       2002                13.62                10.89               1,291
                                                       2003                10.89                16.52               2,336
                                                       2004                16.52                19.72               3,456
                                                       2005                19.72                24.41               4,905

American Funds Growth Division(h).............         2001               138.68               118.11                 383
                                                       2002               118.11                88.12                 925
                                                       2003                88.12               119.07               1,483
                                                       2004               119.07               132.29               1,843
                                                       2005               132.29               151.82               2,087

American Funds Growth-Income Division(h)......         2001                90.87                87.85                 404
                                                       2002                87.85                70.84               1,163
                                                       2003                70.84                92.66               1,753
                                                       2004                92.66               101.01               2,229
                                                       2005               101.01               105.58               2,335

BlackRock Aggressive Growth Division..........         1996                23.35                23.77              43,962
                                                       1997                23.77                25.04              43,359
                                                       1998                25.04                28.12              38,975
                                                       1999                28.12                37.00              31,947
                                                       2000                37.00                33.76              33,051
                                                       2001                33.76                25.42              31,091
                                                       2002                25.42                17.89              27,179
                                                       2003                17.89                24.88              25,244
                                                       2004                24.88                27.76              22,467
                                                       2005                27.76                30.35              19,747


                                                                       A-PPA- 81

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               NUMBER OF UNITS
                                                                                                               OUTSTANDING AT
                                                                      UNIT VALUE AT        UNIT VALUE AT         END OF YEAR
                  FUND NAME                            YEAR         BEGINNING OF YEAR       END OF YEAR        (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------------
BlackRock Bond Income Division(c).............         1996              $ 16.12              $ 16.49              16,604
                                                       1997                16.49                17.89              16,307
                                                       1998                17.89                19.33              20,060
                                                       1999                19.33                18.65              18,535
                                                       2000                18.65                20.49              16,397
                                                       2001                20.49                21.92              18,441
                                                       2002                21.92                23.45              17,570
                                                       2003                23.45                24.52              15,377
                                                       2004                24.52                25.29              13,472
                                                       2005                25.29                25.58              12,152

BlackRock Diversified Division................         1996                16.99                19.22              52,053
                                                       1997                19.22                22.89              62,604
                                                       1998                22.89                27.04              73,897
                                                       1999                27.04                29.04              75,126
                                                       2000                29.04                28.98              72,259
                                                       2001                28.98                26.80              66,375
                                                       2002                26.80                22.80              53,831
                                                       2003                22.80                27.15              48,133
                                                       2004                27.15                29.10              42,492
                                                       2005                29.10                29.62              36,977

BlackRock Investment Trust Division...........         1996                17.71                21.37              49,644
                                                       1997                21.37                27.09              60,102
                                                       1998                27.09                34.30              64,053
                                                       1999                34.30                40.13              64,026
                                                       2000                40.13                37.19              62,971
                                                       2001                37.19                30.48              57,292
                                                       2002                30.48                22.24              47,435
                                                       2003                22.24                28.61              42,947
                                                       2004                28.61                31.32              37,874
                                                       2005                31.32                32.05              32,640

BlackRock Large Cap Value Division -- Class
  E(f)........................................         2002                10.00                 7.93                 284
                                                       2003                 7.93                10.60                 856
                                                       2004                10.60                11.87               1,487
                                                       2005                11.87                12.39               1,366


A-PPA- 82

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               NUMBER OF UNITS
                                                                                                               OUTSTANDING AT
                                                                      UNIT VALUE AT        UNIT VALUE AT         END OF YEAR
                  FUND NAME                            YEAR         BEGINNING OF YEAR       END OF YEAR        (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------------
BlackRock Legacy Large Cap Growth
  Division -- Class E(k)......................         2004              $ 10.07              $ 11.06                 131
                                                       2005                11.06                11.67                 248

BlackRock Strategic Value Division(a).........         2000                10.00                12.24               4,095
                                                       2001                12.24                14.03              14,487
                                                       2002                14.03                10.90              18,446
                                                       2003                10.90                16.16              18,572
                                                       2004                16.16                18.41              18,476
                                                       2005                18.41                18.94              16,013

Davis Venture Value Division(a)...............         2000                30.19                30.79                 917
                                                       2001                30.79                27.01               2,072
                                                       2002                27.01                22.31               2,269
                                                       2003                22.31                28.84               2,515
                                                       2004                28.84                32.01               3,051
                                                       2005                32.01                34.87               3,699

FI International Stock Division...............         1996                14.19                13.76              17,780
                                                       1997                13.76                13.27              15,865
                                                       1998                13.27                16.07              14,330
                                                       1999                16.07                18.48              13,052
                                                       2000                18.48                16.41              13,980
                                                       2001                16.41                12.87              13,984
                                                       2002                12.87                10.48              13,031
                                                       2003                10.48                13.26              11,727
                                                       2004                13.26                15.48              10,581
                                                       2005                15.48                18.04               9,752

FI Mid Cap Opportunities Division(b)(j).......         1997                10.00                12.68               7,417
                                                       1998                12.68                17.19              19,031
                                                       1999                17.19                37.85              44,078
                                                       2000                37.85                25.71              57,546
                                                       2001                25.71                15.91              52,028
                                                       2002                15.91                11.16              42,962
                                                       2003                11.16                14.83              38,331
                                                       2004                14.83                17.16              34,048
                                                       2005                17.16                18.13              29,773


                                                                       A-PPA- 83

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               NUMBER OF UNITS
                                                                                                               OUTSTANDING AT
                                                                      UNIT VALUE AT        UNIT VALUE AT         END OF YEAR
                  FUND NAME                            YEAR         BEGINNING OF YEAR       END OF YEAR        (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------------
FI Value Leaders Division -- Class E(f).......         2002              $ 23.06              $ 19.03                  40
                                                       2003                19.03                23.83                 176
                                                       2004                23.83                26.72                 294
                                                       2005                26.72                29.18                 561

Franklin Templeton Small Cap Growth
  Division(h).................................         2001                10.00                 8.80                 769
                                                       2002                 8.80                 6.27               1,420
                                                       2003                 6.27                 8.98               2,000
                                                       2004                 8.98                 9.88               1,935
                                                       2005                 9.88                10.22               1,816

Harris Oakmark Focused Value Division(h)......         2001                23.96                26.80               2,800
                                                       2002                26.80                24.13               5,044
                                                       2003                24.13                31.61               5,303
                                                       2004                31.61                34.32               5,348
                                                       2005                34.32                37.28               5,417

Harris Oakmark International Division -- Class
  E(f)........................................         2002                10.60                 8.85                  42
                                                       2003                 8.85                11.82                 595
                                                       2004                11.82                14.09               1,794
                                                       2005                14.09                15.90               3,248

Harris Oakmark Large Cap Value Division(e)....         1998                10.00                 9.71                 386
                                                       1999                 9.71                 8.93               3,631
                                                       2000                 8.93                 9.91               4,947
                                                       2001                 9.91                11.59              16,415
                                                       2002                11.59                 9.83              19,479
                                                       2003                 9.83                12.18              18,737
                                                       2004                12.18                13.40              18,012
                                                       2005                13.40                13.05              16,233

Janus Aggressive Growth Division(g)(h)........         2001                10.03                 7.78               1,023
                                                       2002                 7.78                 5.33               1,511
                                                       2003                 5.33                 6.82               1,650
                                                       2004                 6.82                 7.33               1,575
                                                       2005                 7.33                 8.24               1,656


A-PPA- 84

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               NUMBER OF UNITS
                                                                                                               OUTSTANDING AT
                                                                      UNIT VALUE AT        UNIT VALUE AT         END OF YEAR
                  FUND NAME                            YEAR         BEGINNING OF YEAR       END OF YEAR        (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------------
Jennison Growth Division(a)(j)................         2000              $  9.81              $  7.24               2,555
                                                       2001                 7.24                 4.94               5,527
                                                       2002                 4.94                 3.47               5,946
                                                       2003                 3.47                 4.31               6,160
                                                       2004                 4.31                 4.47               5,447
                                                       2005                 4.47                 4.98               5,029

Lazard Mid-Cap Division -- Class E(f).........         2002                11.41                 9.70                 342
                                                       2003                 9.70                12.10                 799
                                                       2004                12.10                13.68                 970
                                                       2005                13.68                14.62               1,006

Legg Mason Value Equity Division(l)...........         2001                 9.39                 8.35                 494
                                                       2002                 8.35                 6.58                 796
                                                       2003                 6.58                 7.92                 848
                                                       2004                 7.92                 8.71               1,132
                                                       2005                 8.71                 9.22               1,086

Lehman Brothers(R) Aggregate Bond
  Division(e).................................         1998                10.00                10.11                 793
                                                       1999                10.11                 9.85               7,735
                                                       2000                 9.85                10.84              11,149
                                                       2001                10.84                11.51              17,519
                                                       2002                11.51                12.53              20,058
                                                       2003                12.53                12.82              20,045
                                                       2004                12.82                13.18              22,524
                                                       2005                13.18                13.29              21,998

Loomis Sayles Small Cap Division(a)...........         2000                25.78                25.52                 353
                                                       2001                25.52                22.98                 654
                                                       2002                22.98                17.80                 759
                                                       2003                17.80                24.00                 812
                                                       2004                24.00                27.58                 828
                                                       2005                27.58                29.13                 864


                                                                       A-PPA- 85

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               NUMBER OF UNITS
                                                                                                               OUTSTANDING AT
                                                                      UNIT VALUE AT        UNIT VALUE AT         END OF YEAR
                  FUND NAME                            YEAR         BEGINNING OF YEAR       END OF YEAR        (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Division(b)(d).....         1997              $ 10.00              $ 10.50               2,375
                                                       1998                10.50                 9.59               3,882
                                                       1999                 9.59                11.16               4,708
                                                       2000                11.16                10.92               5,291
                                                       2001                10.92                10.64               5,375
                                                       2002                10.64                10.65               4,922
                                                       2003                10.65                12.57               5,372
                                                       2004                12.57                13.46               5,242
                                                       2005                13.46                13.54               5,163

Met/AIM Small Cap Growth Division -- Class
  E(f)........................................         2002                11.24                 8.51                 130
                                                       2003                 8.51                11.68                 317
                                                       2004                11.68                12.30                 324
                                                       2005                12.30                13.17                 360

MetLife Mid Cap Stock Index Division(a).......         2000                10.00                10.62               5,493
                                                       2001                10.62                10.36               8,080
                                                       2002                10.36                 8.71              10,596
                                                       2003                 8.71                11.61              11,376
                                                       2004                11.61                13.30               9,541
                                                       2005                13.30                14.75               9,546

MetLife Stock Index Division..................         1996                18.52                22.43              43,141
                                                       1997                22.43                29.27              58,817
                                                       1998                29.27                37.08              71,204
                                                       1999                37.08                44.24              79,702
                                                       2000                44.24                39.61              83,765
                                                       2001                39.61                34.36              80,855
                                                       2002                34.36                26.36              73,961
                                                       2003                26.36                33.38              69,963
                                                       2004                33.38                36.44              67,011
                                                       2005                36.44                37.66              61,056

MFS(R) Research International Division(h).....         2001                10.00                 8.73                 409
                                                       2002                 8.73                 7.62                 830
                                                       2003                 7.62                 9.96                 973
                                                       2004                 9.96                11.77               1,281
                                                       2005                11.77                13.58               1,545


A-PPA- 86

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               NUMBER OF UNITS
                                                                                                               OUTSTANDING AT
                                                                      UNIT VALUE AT        UNIT VALUE AT         END OF YEAR
                  FUND NAME                            YEAR         BEGINNING OF YEAR       END OF YEAR        (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------------
MFS(R) Total Return Division -- Class E(k)....         2004              $ 10.04              $ 10.93                 541
                                                       2005                10.93                11.12               1,421

Morgan Stanley EAFE(R) Index Division(e)......         1998                10.00                10.79                 342
                                                       1999                10.79                13.31               3,869
                                                       2000                13.31                11.24               8,034
                                                       2001                11.24                 8.69              11,012
                                                       2002                 8.69                 7.15              12,545
                                                       2003                 7.15                 9.72              12,719
                                                       2004                 9.72                11.49              10,705
                                                       2005                11.49                12.85              10,292

Neuberger Berman Mid Cap Value Division(e)....         1998                10.00                10.72                 297
                                                       1999                10.72                12.46               2,438
                                                       2000                12.46                15.78               7,506
                                                       2001                15.78                15.19               9,094
                                                       2002                15.19                13.56               9,180
                                                       2003                13.56                18.28               9,002
                                                       2004                18.28                22.20              10,312
                                                       2005                22.20                24.61              11,158

Neuberger Berman Real Estate Division -- Class
  E(k)........................................         2004                 9.99                12.86               1,462
                                                       2005                12.86                14.41               3,143

Oppenheimer Capital Appreciation
  Division -- Class E(m)......................         2005                10.02                10.90                  66

Oppenheimer Global Equity Division(b).........         1997                10.00                10.84               4,826
                                                       1998                10.84                12.42               7,712
                                                       1999                12.42                15.36               9,323
                                                       2000                15.36                14.92              11,687
                                                       2001                14.92                12.37              12,091
                                                       2002                12.37                10.26              10,868
                                                       2003                10.26                13.22              10,017
                                                       2004                13.22                15.20               9,063
                                                       2005                15.20                17.44               8,299


                                                                       A-PPA- 87

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               NUMBER OF UNITS
                                                                                                               OUTSTANDING AT
                                                                      UNIT VALUE AT        UNIT VALUE AT         END OF YEAR
                  FUND NAME                            YEAR         BEGINNING OF YEAR       END OF YEAR        (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------------
PIMCO Total Return Division(h)................         2001              $ 10.00              $ 10.54               2,743
                                                       2002                10.54                11.41               8,941
                                                       2003                11.41                11.78               9,778
                                                       2004                11.78                12.24               9,738
                                                       2005                12.24                12.39              10,726

RCM Global Technology Division(h).............         2001                10.00                 7.44               2,036
                                                       2002                 7.44                 3.63               2,785
                                                       2003                 3.63                 5.66               6,380
                                                       2004                 5.66                 5.35               5,506
                                                       2005                 5.35                 5.88               4,229

Russell 2000(R) Index Division(e).............         1998                10.00                10.52                 598
                                                       1999                10.52                12.76               5,395
                                                       2000                12.76                12.12               9,113
                                                       2001                12.12                12.08               9,632
                                                       2002                12.08                 9.48              10,366
                                                       2003                 9.48                13.68              10,958
                                                       2004                13.68                15.92               9,453
                                                       2005                15.92                16.43               8,755

T. Rowe Price Large Cap Growth Division(e)....         1998                10.00                11.00                 407
                                                       1999                11.00                13.28               3,394
                                                       2000                13.28                13.05              12,475
                                                       2001                13.05                11.62              12,077
                                                       2002                11.62                 8.80              10,694
                                                       2003                 8.80                11.38              10,543
                                                       2004                11.38                12.35               9,722
                                                       2005                12.35                13.00               8,725

T. Rowe Price Mid-Cap Growth Division(h)......         2001                10.00                 8.42               1,519
                                                       2002                 8.42                 4.66               2,343
                                                       2003                 4.66                 6.31               3,464
                                                       2004                 6.31                 7.36               4,024
                                                       2005                 7.36                 8.35               4,626


A-PPA- 88

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               NUMBER OF UNITS
                                                                                                               OUTSTANDING AT
                                                                      UNIT VALUE AT        UNIT VALUE AT         END OF YEAR
                  FUND NAME                            YEAR         BEGINNING OF YEAR       END OF YEAR        (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------------

T. Rowe Price Small Cap Growth Division(b)....         1997              $ 10.00              $ 11.75               6,932
                                                       1998                11.75                12.01              13,119
                                                       1999                12.01                15.18              14,007
                                                       2000                15.18                13.63              19,423
                                                       2001                13.63                12.25              18,643
                                                       2002                12.25                 8.87              16,729
                                                       2003                 8.87                12.34              15,892
                                                       2004                12.34                13.54              14,108
                                                       2005                13.54                14.84              12,484

Western Asset Management Strategic Bond
  Opportunities Division(h)...................         2001                15.75                16.21                 494
                                                       2002                16.21                17.55               1,216
                                                       2003                17.55                19.52               2,157
                                                       2004                19.52                20.55               2,415
                                                       2005                20.55                20.88               3,190

Western Asset Management U.S. Government
  Division(h).................................         2001                14.55                15.07               1,179
                                                       2002                15.07                16.07               3,844
                                                       2003                16.07                16.13               3,166
                                                       2004                16.13                16.41               2,998
                                                       2005                16.41                16.49               3,100

MetLife Aggressive Allocation Division(m).....         2005                 9.99                11.17                 143

MetLife Conservative Allocation Division(m)...         2005                 9.99                10.32                 188

MetLife Conservative to Moderate Allocation
  Division(m).................................         2005                 9.99                10.55                 824

MetLife Moderate Allocation Division(m).......         2005                 9.99                10.77               1,278

MetLife Moderate to Aggressive Allocation
  Division(m).................................         2005                 9.99                11.00                 654


----------------
NOTES:

A  INCEPTION DATE: JULY 5, 2000.

B  INCEPTION DATE: MARCH 3, 1997.

C THE ASSETS OF STATE STREET RESEARCH INCOME DIVISION WERE MERGED INTO THIS INVESTMENT DIVISION ON APRIL 29, 2002. ACCUMULATION UNIT VALUES PRIOR TO APRIL 29, 2002 ARE THOSE OF STATE STREET RESEARCH INCOME DIVISION.

D THE ASSETS OF LOOMIS SAYLES HIGH YIELD BOND DIVISION WERE MERGED INTO THIS INVESTMENT DIVISION ON APRIL 29, 2002. ACCUMULATION UNIT VALUES PRIOR TO APRIL 29, 2002 ARE THOSE OF LOOMIS SAYLES HIGH YIELD BOND DIVISION.

                                                                       A-PPA- 89

E  INCEPTION DATE: NOVEMBER 9, 1998.

F  INCEPTION DATE: MAY 1, 2002.

G THE ASSETS OF THE JANUS GROWTH DIVISION WERE MERGED INTO THE JANUS AGGRESSIVE GROWTH DIVISION ON APRIL 28, 2003 ACCUMULATION UNIT VALUES PRIOR TO APRIL 28, 2003 ARE THOSE OF JANUS GROWTH DIVISION.

H  INCEPTION DATE: MAY 1, 2001.

I THE INVESTMENT DIVISION WITH THE NAME FI MID CAP OPPORTUNITIES WAS MERGED INTO THE JANUS MID CAP DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004 AND WAS RENAMED FI MID CAP OPPORTUNITIES. THE INVESTMENT DIVISION WITH THE NAME FI MID CAP OPPORTUNITIES ON APRIL 30, 2004 CEASED TO EXIST. THE ACCUMULATION UNIT VALUES HISTORY PRIOR TO MAY 1, 2004 IS THAT OF THE JANUS MID CAP DIVISION.

J THE ASSETS IN THIS INVESTMENT DIVISION WERE MERGED INTO JENNISON GROWTH DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 2, 2005. THIS INVESTMENT DIVISION IS NO LONGER AVAILABLE.

K  INCEPTION DATE: MAY 1, 2004.


L THE ASSETS OF THE MFS(R) INVESTORS TRUST DIVISION WERE MERGED INTO THE LEGG MASON VALUE EQUITY DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 1, 2006. ACCUMULATION UNIT VALUES PRIOR TO MAY 1, 2006 ARE THOSE OF MFS(R) INVESTORS TRUST DIVISION.


M  INCEPTION DATE: MAY 1, 2005.

A-PPA- 90

APPENDIX C



PORTFOLIO LEGAL AND MARKETING NAMES



                                     LEGAL NAME OF
SERIES FUND/TRUST                   PORTFOLIO SERIES       MARKETING NAME
-----------------                  ------------------    ------------------
AMERICAN FUNDS INSURANCE SERIES        Bond Fund           American Funds
                                                             Bond Fund
AMERICAN FUNDS INSURANCE SERIES       Global Small         American Funds
                                     Capitalization         Global Small
                                          Fund             Capitalization
                                                                Fund
AMERICAN FUNDS INSURANCE SERIES    Growth-Income Fund      American Funds
                                                         Growth-Income Fund
AMERICAN FUNDS INSURANCE SERIES       Growth Fund          American Funds
                                                            Growth Fund
METROPOLITAN SERIES FUND, INC.      FI International      FI International
                                    Stock Portfolio       Stock Portfolio
                                                             (Fidelity)
METROPOLITAN SERIES FUND, INC.        FI Large Cap          FI Large Cap
                                       Portfolio             Portfolio
                                                             (Fidelity)
METROPOLITAN SERIES FUND, INC.         FI Mid Cap            FI Mid Cap
                                     Opportunities         Opportunities
                                       Portfolio             Portfolio
                                                             (Fidelity)
METROPOLITAN SERIES FUND, INC.      FI Value Leaders      FI Value Leaders
                                       Portfolio             Portfolio
                                                             (Fidelity)


                                                                       A-PPA- 91

APPENDIX D


TABLE OF CONTENTS FOR THE STATEMENT OF

ADDITIONAL INFORMATION


                                                        PAGE
COVER PAGE...........................................     1

TABLE OF CONTENTS....................................     1

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM........     2

SERVICES.............................................     2
DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE
     DEFERRED ANNUITIES AND INCOME ANNUITIES.........     2

EARLY WITHDRAWAL CHARGE..............................     3

EXPERIENCE FACTOR....................................     3

VARIABLE INCOME PAYMENTS.............................     4

INVESTMENT MANAGEMENT FEES...........................     7

ADVERTISEMENT OF THE SEPARATE ACCOUNT................    11

VOTING RIGHTS........................................    12

ERISA................................................    13

TAXES................................................    14

FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT.........   F-1

FINANCIAL STATEMENTS OF METLIFE......................   F-1


A-PPA- 92

                           REQUEST FOR A STATEMENT OF

                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[ ] Metropolitan Life Separate Account E

[ ] Metropolitan Series Fund, Inc.

[ ] Met Investors Series Trust

[ ] American Funds Insurance Series

[ ] I have changed my address. My current address is:

-------------------------------
                                    Name -------------------------------
       (Contract Number)
                                 Address -------------------------------
-------------------------------          -------------------------------
          (Signature)                                                zip

Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893

[METLIFE LOGO]                                                     PRSRT STD
                                                               U.S. Postage Paid
                                                                    METLIFE
Metropolitan Life Insurance Company

Johnstown Office, 500 Schoolhouse Road

Johnstown, PA 15907-2914

DEFERRED ANNUITIES AVAILABLE:
     --  TSA

     --  PEDC

     --  Keogh
     --  403(a)

INCOME ANNUITIES AVAILABLE:
     --  TSA

     --  PEDC

     --  Keogh
     --  403(a)

A WORD ABOUT INVESTMENT RISK:

An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:
     --  a bank deposit or obligation;
     --  federally insured or guaranteed; or
     --  endorsed by any bank or other financial institution.

                                 [METLIFE LOGO]


                                                              MAY 1, 2006


PREFERENCE PLUS(R) ACCOUNT VARIABLE DEFERRED AND INCOME ANNUITY CONTRACTS ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes individual and group Preference Plus Account contracts for deferred variable annuities ("Deferred Annuities") and Preference Plus immediate variable income annuities ("Income Annuities").
--------------------------------------------------------------------------------

You decide how to allocate your money among the various available investment choices for the Deferred
Annuity. The investment choices available to you are listed in the Contract for your Deferred Annuity or Income Annuity. Your choices may include the Fixed
Interest Account/ Fixed Income Option (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding Portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan
Fund"), a Portfolio of the Calvert Variable Series,
Inc. ("Calvert Fund"), Portfolios of the Met Investors
Series Trust ("Met Investors Fund") and funds of the
American Funds Insurance Series ("American Funds").
For your convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.


  WESTERN ASSET MANAGEMENT U.S. GOVERNMENT   LEGG MASON VALUE EQUITY
    (FORMERLY, SALOMON BROTHERS              METLIFE STOCK INDEX
    U.S. GOVERNMENT)                         AMERICAN FUNDS GLOBAL SMALL
  BLACKROCK BOND INCOME                        CAPITALIZATION
  AMERICAN FUNDS BOND                        FI MID CAP OPPORTUNITIES
  LEHMAN BROTHERS(R) AGGREGATE BOND INDEX    LAZARD MID-CAP
  PIMCO TOTAL RETURN                           (FORMERLY, MET/AIM MID CAP CORE
  WESTERN ASSET MANAGEMENT STRATEGIC BOND      EQUITY)
  OPPORTUNITIES                              METLIFE MID CAP STOCK INDEX
    (FORMERLY, SALOMON BROTHERS STRATEGIC    FI INTERNATIONAL STOCK
    BOND OPPORTUNITIES)                      HARRIS OAKMARK INTERNATIONAL
  LORD ABBETT BOND DEBENTURE                 MFS(R) RESEARCH INTERNATIONAL
  PIMCO INFLATION PROTECTED BOND             MORGAN STANLEY EAFE(R) INDEX
  BLACKROCK DIVERSIFIED                      BLACKROCK LEGACY LARGE CAP GROWTH
  MFS(R) TOTAL RETURN                        FI LARGE CAP
  CALVERT SOCIAL BALANCED                    AMERICAN FUNDS GROWTH
  NEUBERGER BERMAN REAL ESTATE               JANUS AGGRESSIVE GROWTH
  HARRIS OAKMARK FOCUSED VALUE               JENNISON GROWTH
  BLACKROCK LARGE CAP VALUE                  OPPENHEIMER CAPITAL APPRECIATION
  DAVIS VENTURE VALUE                        T. ROWE PRICE LARGE CAP GROWTH
  FI VALUE LEADERS                           LOOMIS SAYLES SMALL CAP
  HARRIS OAKMARK LARGE CAP VALUE             RUSSELL 2000(R) INDEX
  NEUBERGER BERMAN MID CAP VALUE             BLACKROCK AGGRESSIVE GROWTH
  OPPENHEIMER GLOBAL EQUITY                  T. ROWE PRICE MID-CAP GROWTH
  BLACKROCK STRATEGIC VALUE                  FRANKLIN TEMPLETON SMALL CAP GROWTH
  BLACKROCK INVESTMENT TRUST                 MET/AIM SMALL CAP GROWTH
  AMERICAN FUNDS GROWTH-INCOME               T. ROWE PRICE SMALL CAP GROWTH
                                             RCM GLOBAL TECHNOLOGY
                             ASSET ALLOCATION PORTFOLIOS
  METLIFE CONSERVATIVE ALLOCATION            METLIFE MODERATE TO AGGRESSIVE
  METLIFE CONSERVATIVE TO MODERATE             ALLOCATION
    ALLOCATION                               METLIFE AGGRESSIVE ALLOCATION
  METLIFE MODERATE ALLOCATION
                       EXCHANGE-TRADED FUNDS ("ETF") PORTFOLIOS
  CYCLICAL GROWTH ETF                        CYCLICAL GROWTH AND INCOME ETF



HOW TO LEARN MORE:


Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities, Income Annuities and Metropolitan Life Separate Account E, which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2006. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page B-PPA-91 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:


Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893
Phone: (800) 638-7732

                          [SNOOPY WITH BRIEFCASE GRAPHIC]


The Securities and Exchange Commission has a website (http://www.sec.gov), which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

This Prospectus is not valid unless attached to the current Metropolitan Fund, Met Investors Fund, American Funds and, if applicable, Calvert Fund prospectuses which are attached to the back of this prospectus. You should also read these prospectuses carefully before purchasing a Deferred Annuity or Income Annuity.

TABLE OF CONTENTS



IMPORTANT TERMS YOU SHOULD KNOW.......................  B-PPA-4
TABLE OF EXPENSES.....................................  B-PPA-7
ACCUMULATION UNIT VALUES TABLE........................  B-PPA-15
METLIFE...............................................  B-PPA-16
METROPOLITAN LIFE SEPARATE ACCOUNT E..................  B-PPA-16
VARIABLE ANNUITIES....................................  B-PPA-16
   A Deferred Annuity.................................  B-PPA-17
   An Income Annuity..................................  B-PPA-18
YOUR INVESTMENT CHOICES...............................  B-PPA-18
   Certain Payments We Receive with Regard to the
      Portfolios......................................  B-PPA-22
DEFERRED ANNUITIES....................................  B-PPA-23
   The Deferred Annuity and Your Retirement Plan......  B-PPA-24
   Automated Investment Strategies....................  B-PPA-24
   Purchase Payments..................................  B-PPA-26
      Allocation of Purchase Payments.................  B-PPA-26
      Limits on Purchase Payments.....................  B-PPA-26
   The Value of Your Investment.......................  B-PPA-27
   Transfers..........................................  B-PPA-28
   Access to Your Money...............................  B-PPA-31
      Account Reduction Loans.........................  B-PPA-31
      Systematic Withdrawal Program for TSA Deferred
        Annuities.....................................  B-PPA-32
      Minimum Distribution............................  B-PPA-33
   Contract Fee.......................................  B-PPA-34
   Account Reduction Loan Fees........................  B-PPA-34
   Charges............................................  B-PPA-34
      Insurance-Related Charge........................  B-PPA-34
      Investment-Related Charge.......................  B-PPA-35
   Premium and Other Taxes............................  B-PPA-35
   Early Withdrawal Charges...........................  B-PPA-36
      When No Early Withdrawal Charge Applies.........  B-PPA-37
      When A Different Early Withdrawal Charge May
        Apply.........................................  B-PPA-40
   Free Look..........................................  B-PPA-41
   Death Benefit......................................  B-PPA-41
   Pay-out Options (or Income Options)................  B-PPA-42
INCOME ANNUITIES......................................  B-PPA-43
   Income Payment Types...............................  B-PPA-44
   Allocation.........................................  B-PPA-45
   Minimum Size of Your Income Payment................  B-PPA-45
   The Value of Your Income Payments..................  B-PPA-46


B-PPA- 2


   Reallocations......................................  B-PPA-47
   Contract Fee.......................................  B-PPA-50
   Charges............................................  B-PPA-50
      Insurance-Related or Separate Account Charge....  B-PPA-50
      Investment-Related Charge.......................  B-PPA-51
   Premium and Other Taxes............................  B-PPA-51
   Free Look..........................................  B-PPA-52
GENERAL INFORMATION...................................  B-PPA-53
   Administration.....................................  B-PPA-53
      Purchase Payments...............................  B-PPA-53
      Confirming Transactions.........................  B-PPA-53
      Processing Transactions.........................  B-PPA-54
        By Telephone or Internet......................  B-PPA-54
        After Your Death..............................  B-PPA-55
        Third Party Requests..........................  B-PPA-55
        Valuation -- Suspension of Payments...........  B-PPA-55
   Advertising Performance............................  B-PPA-56
   Changes to Your Deferred Annuity or Income
      Annuity.........................................  B-PPA-57
   Voting Rights......................................  B-PPA-58
   Who Sells the Deferred Annuities and Income
      Annuities.......................................  B-PPA-59
   Financial Statements...............................  B-PPA-62
   Your Spouse's Rights...............................  B-PPA-62
   When We Can Cancel Your Deferred Annuity or Income
      Annuity.........................................  B-PPA-62
INCOME TAXES..........................................  B-PPA-63
LEGAL PROCEEDINGS.....................................  B-PPA-76
APPENDIX A PREMIUM TAX TABLE..........................  B-PPA-77
APPENDIX B ACCUMULATION UNIT VALUES FOR EACH
  INVESTMENT DIVISION.................................  B-PPA-78
APPENDIX C PORTFOLIO LEGAL AND MARKETING NAMES........  B-PPA-89
APPENDIX D TEXAS OPTIONAL RETIREMENT PROGRAM..........  B-PPA-90
APPENDIX E TABLE OF CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION..............................  B-PPA-91


MetLife does not intend to offer the Deferred Annuities or Income Annuities anywhere they may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities or Income Annuities other than the information in this Prospectus, any attached prospectuses or supplements to the prospectuses or any supplemental sales material we authorize.


--------------------------------------------------------------------------------
(CHARLIE BROWN READING A CHART GRAPHIC)
--------------------------------------------------------------------------------

                                                                        B-PPA- 3

IMPORTANT TERMS YOU SHOULD KNOW

--------------------------------------------------------------------------------
[SNOOPY WITH POINTER GRAPHIC]
--------------------------------------------------------------------------------


ACCOUNT BALANCE

When you purchase a Deferred Annuity, an account is set up for you. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account and the Fixed Interest Account, less any account reduction loans.


ACCUMULATION UNIT VALUE


With a Deferred Annuity, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units. Accumulation units are established for each investment division. We determine the value of these accumulation units at the close of the Exchange (see definition below) each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.



ANNUITY UNIT VALUE

With an Income Annuity or variable pay-out option, the money paid-in or reallocated into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ASSUMED INVESTMENT RETURN (AIR)

Under an Income Annuity or variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.


CONTRACT

A Contract is the legal agreement between you and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to you under a group annuity contract. This document contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.

B-PPA- 4

CONTRACT YEAR

Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12 month period. However, depending on underwriting and plan requirements, the first Contract Year may range from the initial three to 15 months after the Deferred Annuity is issued.

EARLY WITHDRAWAL CHARGE


The early withdrawal charge is an amount we deduct from your Account Balance if you withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.



EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."

INVESTMENT DIVISION

Investment divisions are subdivisions of the Separate Account. When you allocate a purchase payment, transfer money or make reallocations of your income payment to an investment division, the investment division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, Calvert Fund, Met Investors Fund or American Funds.


METLIFE

MetLife is Metropolitan Life Insurance Company, which is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."


METLIFE DESIGNATED OFFICE

The MetLife Designated Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity or Income Annuity. Your quarterly statement, payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to initiate a request is 1-800-638-7732.


SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.


VARIABLE ANNUITY

An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the investment divisions in a variable annuity.

                                                                        B-PPA- 5

YOU

In this Prospectus, depending on the context, "you" may mean either the purchaser of the Deferred Annuity or Income Annuity, or, the participant or annuitant for whom money is invested under certain group arrangements. In cases where we are referring to giving instructions or making payments to us for PEDC Contracts, "you" means the trustee. For Keogh Contracts, "you" means the trustee of the Keogh plan. Under PEDC or Keogh plans where the participant or annuitant is allowed to choose among investment choices, "you" means the participant or annuitant who is giving us instructions about the investment choices.

B-PPA- 6

TABLE OF EXPENSES -- PREFERENCE PLUS DEFERRED ANNUITIES AND PREFERENCE PLUS INCOME ANNUITIES



    The following tables describe the fees and expenses you will pay when you buy, hold or withdraw amounts from your Deferred Annuity or Income Annuity. The first table describes charges you will pay at the time you purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or Income Annuity or make transfers/reallocations between the investment divisions of your Deferred Annuity or Income Annuity. The tables do not show premium and other taxes which may apply. There are no fees for the Fixed Income Option.

--------------------------------------------------------------------------------

CONTRACT OWNER TRANSACTION EXPENSES

  Sales Load Imposed on Purchase Payments...................        None
  Early Withdrawal Charge (as a percentage of each purchase
     payment funding the withdrawal during the pay-in
     phase) (1).............................................    Up to 7%
  Exchange Fee..............................................        None
  Surrender Fee.............................................        None
  Account Reduction Loan Initiation Fee.....................      $75(2)
  Annual Account Reduction Loan Maintenance Fee (per loan
     outstanding)...........................................      $50(2)
  Income Annuity Contract Fee(3)............................        $350
  Transfer Fee..............................................        None

(1) AN EARLY WITHDRAWAL CHARGE OF UP TO 7% MAY APPLY IF YOU WITHDRAW PURCHASE PAYMENTS WITHIN 7 YEARS OF WHEN THEY WERE CREDITED TO YOUR DEFERRED ANNUITY. THE CHARGE ON PURCHASE PAYMENTS IS CALCULATED ACCORDING TO THE FOLLOWING
    SCHEDULE:

   DURING PURCHASE PAYMENT/CONTRACT YEAR
   1...........................................................      7%
   2...........................................................      6%
   3...........................................................      5%
   4...........................................................      4%
   5...........................................................      3%
   6...........................................................      2%
   7...........................................................      1%
   THEREAFTER..................................................      0%

  THERE ARE TIMES WHEN THE EARLY WITHDRAWAL CHARGE DOES NOT APPLY TO AMOUNTS THAT ARE WITHDRAWN FROM A DEFERRED ANNUITY. FOR EXAMPLE, EACH CONTRACT YEAR YOU MAY TAKE THE GREATER OF 10% (20% UNDER CERTAIN DEFERRED ANNUITIES) OF YOUR ACCOUNT BALANCE OR YOUR PURCHASE PAYMENTS MADE OVER 7 YEARS AGO FREE OF EARLY WITHDRAWAL CHARGES.

(2) EITHER OR BOTH FEES MAY BE WAIVED FOR CERTAIN GROUPS. THE LOAN MAINTENANCE FEE IS PAID ON A QUARTERLY BASIS AT THE END OF EACH QUARTER ON A PRO-RATA BASIS FROM THE INVESTMENT DIVISIONS AND THE FIXED INTEREST ACCOUNT IN WHICH YOU THEN HAVE A BALANCE.

(3) THERE IS A ONE-TIME CONTRACT FEE OF $350 FOR INCOME ANNUITIES. WE DO NOT CHARGE THIS FEE IF YOU ELECT A PAY-OUT OPTION UNDER YOUR DEFERRED ANNUITY AND YOU HAVE OWNED YOUR DEFERRED ANNUITY MORE THAN TWO YEARS.
--------------------------------------------------------------------------------

The second table describes the fees and expenses that you will bear periodically during the time you hold the Deferred Annuity or Income Annuity, but does not include fees and expenses for the Portfolios.

Annual Contract Fee (4).........................................................................     None
Separate Account Charge (as a percentage of your average account value) (5)
  General Administrative Expenses Charge........................................................     .50%
  Mortality and Expense Risk Charge.............................................................     .75%
  Total Separate Account Annual Charge..................  Current and Maximum Guaranteed Charge:    1.25%

(4) A $20 ANNUAL CONTRACT FEE IS IMPOSED ON MONEY IN THE FIXED INTEREST ACCOUNT. THIS FEE MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES.

(5) PURSUANT TO THE TERMS OF THE CONTRACT, OUR TOTAL SEPARATE ACCOUNT CHARGE WILL NOT EXCEED 1.25% OF YOUR AVERAGE BALANCE IN THE INVESTMENT DIVISIONS. FOR PURPOSES OF PRESENTATION HERE, WE ESTIMATED THE ALLOCATION BETWEEN GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK CHARGE FOR DEFERRED ANNUITIES OR THE AMOUNT OF UNDERLYING PORTFOLIO SHARES WE HAVE DESIGNATED IN THE INVESTMENT DIVISIONS TO GENERATE YOUR INCOME PAYMENTS FOR INCOME ANNUITIES.
--------------------------------------------------------------------------------


The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold your Contract. All of the Portfolios listed below are Class A except for the BlackRock Large Cap Value, FI Large Cap, FI Value Leaders, Lazard Mid-Cap, Met/AIM Small Cap Growth, Neuberger Berman Real Estate, MFS(R) Total Return, BlackRock Legacy Large Cap Growth, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, Cyclical Growth ETF, Cyclical Growth and Income ETF and Harris Oakmark International Portfolios, which are Class E Portfolios, and the Portfolios of the American Funds, which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund, the Calvert Fund and the American Funds fees and expenses are contained in their respective prospectuses.


                                                                        B-PPA- 7

                                                                                           Minimum    Maximum
Total Annual Metropolitan Fund, Met Investors Fund, the Calvert Fund and American Funds    -------    -------
  Operating Expenses for the fiscal year ending December 31, 2005 (expenses that are deducted from these Funds' assets include management fees, distribution fees
     (12b-1 fees) and other expenses)....................................                   0.29%      8.27%
After Waiver and/or Reimbursement of Expenses(6)(7)......................                   0.28%      1.19%



(6) MET INVESTORS ADVISORY LLC ("METLIFE INVESTORS") AND MET INVESTORS FUND HAVE ENTERED INTO AN EXPENSE LIMITATION AGREEMENT UNDER WHICH MET INVESTORS FUND HAS AGREED TO WAIVE OR LIMIT ITS FEES AND TO ASSUME OTHER EXPENSES SO THAT THE TOTAL ANNUAL EXPENSES OF EACH PORTFOLIO (OTHER THAN INTEREST, TAXES, BROKERAGE COMMISSIONS, OTHER EXPENDITURES WHICH ARE CAPITALIZED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND OTHER EXTRAORDINARY EXPENSES NOT INCURRED IN THE ORDINARY COURSE OF EACH PORTFOLIO'S BUSINESS) WILL NOT EXCEED, AT ANY TIME PRIOR TO APRIL 30, 2007, THE FOLLOWING PERCENTAGES: 0.70% FOR THE CYCLICAL GROWTH AND INCOME ETF PORTFOLIO (CLASS E), 0.70% FOR THE CYCLICAL GROWTH ETF PORTFOLIO (CLASS E), 0.80% FOR THE PIMCO INFLATION PROTECTED BOND PORTFOLIO (CLASS E), 1.25% FOR THE HARRIS OAKMARK INTERNATIONAL PORTFOLIO (CLASS E), 0.90% FOR THE JANUS AGGRESSIVE GROWTH PORTFOLIO, 0.95% FOR THE LAZARD MID-CAP PORTFOLIO (CLASS
    E), 0.80% FOR THE LEGG MASON VALUE EQUITY PORTFOLIO, 1.20% FOR THE MET/AIM SMALL CAP GROWTH PORTFOLIO (CLASS E), 1.00% FOR THE MFS(R) RESEARCH INTERNATIONAL PORTFOLIO, 1.05% FOR THE NEUBERGER BERMAN REAL ESTATE PORTFOLIO (CLASS E), 0.90% FOR THE OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO (CLASS E), 1.10% FOR THE RCM GLOBAL TECHNOLOGY PORTFOLIO AND 0.90% FOR THE T. ROWE PRICE MID-CAP GROWTH PORTFOLIO. UNDER CERTAIN CIRCUMSTANCES, ANY FEES WAIVED OR EXPENSES REIMBURSED BY METLIFE INVESTORS MAY, WITH THE APPROVAL OF THE TRUST'S BOARD OF TRUSTEES, BE REPAID BY THE APPLICABLE PORTFOLIO TO METLIFE INVESTORS. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED. SEE THE ATTACHED PROSPECTUS FOR THE MET INVESTORS FUND FOR MORE INFORMATION ABOUT THE AGREEMENT TO WAIVE OR LIMIT FEES AND TO ASSUME OTHER EXPENSES BETWEEN METLIFE INVESTORS AND THE MET INVESTORS FUND. THE FEE TABLE DOES NOT REFLECT A BROKERAGE COMMISSION RECAPTURE. AFTER THE COMMISSION RECAPTURE, ACTUAL EXPENSES OF RCM GLOBAL TECHNOLOGY PORTFOLIO WERE 1.10%.


(7) PURSUANT TO AN EXPENSE AGREEMENT METLIFE ADVISERS, LLC ("METLIFE ADVISERS") HAS AGREED TO WAIVE ITS INVESTMENT MANAGEMENT FEE OR PAY OPERATING EXPENSES (EXCLUSIVE OF BROKERAGE COSTS, INTEREST, TAXES AND EXTRAORDINARY EXPENSES, UNDERLYING PORTFOLIO INVESTMENT MANAGEMENT FEES AND EXPENSES) AS NECESSARY TO LIMIT THE TOTAL OF SUCH EXPENSES TO THE ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF THE FOLLOWING PORTFOLIOS AS INDICATED:


                         PORTFOLIO                            PERCENTAGE
                         ---------                            ----------
METLIFE CONSERVATIVE ALLOCATION PORTFOLIO                        0.10
METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO            0.10
METLIFE MODERATE ALLOCATION PORTFOLIO                            0.10
METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO              0.10
METLIFE AGGRESSIVE ALLOCATION PORTFOLIO                          0.10
FI LARGE CAP PORTFOLIO (CLASS E)                                 1.10



     THIS WAIVER OR AGREEMENT TO PAY IS SUBJECT TO THE OBLIGATION OF EACH CLASS OF THE PORTFOLIO (EXCEPT FI LARGE CAP PORTFOLIO) SEPARATELY TO REPAY METLIFE ADVISERS SUCH EXPENSES IN FUTURE YEARS, IF ANY, WHEN THE PORTFOLIO'S CLASS'S EXPENSES FALL BELOW THE ABOVE PERCENTAGES IF CERTAIN CONDITIONS ARE MET. THE AGREEMENT MAY BE TERMINATED AT ANY TIME AFTER APRIL 30, 2007. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED.



     METLIFE ADVISERS HAS ALSO AGREED TO WAIVE A PORTION OF ITS INVESTMENT MANAGEMENT FEE UNTIL AT LEAST APRIL 30, 2007 FOR THE FOLLOWING PORTFOLIOS IN THE PERCENTAGE AMOUNTS SPECIFIED BELOW:



                         PORTFOLIO                                        WAIVED PERCENTAGE
                         ---------                                        -----------------
BLACKROCK BOND INCOME PORTFOLIO                                0.025% ON ASSETS OVER $1 BILLION AND LESS
                                                                                         THAN $2 BILLION
LOOMIS SAYLES SMALL CAP PORTFOLIO                                                    0.05% ON ALL ASSETS
LEHMAN BROTHERS(R) AGGREGATE BOND INDEX PORTFOLIO                                   0.006% ON ALL ASSETS
METLIFE STOCK INDEX PORTFOLIO                                                       0.007% ON ALL ASSETS
METLIFE MID CAP STOCK INDEX PORTFOLIO                                               0.007% ON ALL ASSETS
RUSSELL 2000(R) INDEX PORTFOLIO                                                     0.007% ON ALL ASSETS
MORGAN STANLEY EAFE(R) INDEX PORTFOLIO                                              0.007% ON ALL ASSETS
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO                       0.015% ON THE FIRST $50 MILLION OF ASSETS


     THE EFFECT OF SUCH WAIVER IS THAT PERFORMANCE RESULTS ARE INCREASED. SEE THE ATTACHED PROSPECTUS FOR THE METROPOLITAN FUND FOR MORE INFORMATION ABOUT THE AGREEMENT TO WAIVE OR LIMIT FEES AND TO ASSUME OTHER EXPENSES BETWEEN METLIFE ADVISERS AND THE METROPOLITAN FUND.

B-PPA- 8

                                                                         C             A+B+C=D                          D-E=F
METROPOLITAN FUND ANNUAL EXPENSES                 A          B     OTHER EXPENSES   TOTAL EXPENSES         E        TOTAL EXPENSES
for the fiscal year ending December 31, 2005  MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/      WAIVER/     AFTER WAIVER/
(as a percentage of average net assets) (9)      FEES      FEES    REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT  REIMBURSEMENT
----------------------------------------------------------------------------------------------------------------------------------
Western Asset Management U.S. Government
  Portfolio(8)(25).........................      0.54      0.00         0.07             0.61             0.00           0.61
BlackRock Bond Income
  Portfolio(7)(8)(11)(20)..................      0.40      0.00         0.07             0.47             0.00           0.47
Lehman Brothers(R) Aggregate Bond Index
  Portfolio(7).............................      0.25      0.00         0.06             0.31             0.01           0.30
Western Asset Management Strategic Bond
  Opportunities Portfolio(8)(25)...........      0.65      0.00         0.10             0.75             0.00           0.75
BlackRock Diversified Portfolio(8)(20).....      0.44      0.00         0.06             0.50             0.00           0.50
MFS(R) Total Return Portfolio (Class
  E)(8)(10)(28)............................      0.57      0.15         0.16             0.88             0.00           0.88
Harris Oakmark Focused Value Portfolio(8)...     0.73      0.00         0.04             0.77             0.00           0.77
BlackRock Large Cap Value Portfolio (Class
  E)(8)(10)(20)............................      0.70      0.15         0.15             1.00             0.00           1.00
Davis Venture Value Portfolio(8)...........      0.72      0.00         0.04             0.76             0.00           0.76
FI Value Leaders Portfolio (Class
  E)(8)(10)................................      0.66      0.15         0.07             0.88             0.00           0.88
Harris Oakmark Large Cap Value
  Portfolio(8).............................      0.72      0.00         0.06             0.78             0.00           0.78
Neuberger Berman Mid Cap Value
  Portfolio(8).............................      0.67      0.00         0.09             0.76             0.00           0.76
Oppenheimer Global Equity
  Portfolio(8)(22).........................      0.60      0.00         0.33             0.93             0.00           0.93
BlackRock Strategic Value
  Portfolio(8)(20).........................      0.83      0.00         0.06             0.89             0.00           0.89
BlackRock Investment Trust
  Portfolio(8)(20).........................      0.49      0.00         0.06             0.55             0.00           0.55
MetLife Stock Index Portfolio(7)...........      0.25      0.00         0.04             0.29             0.01           0.28
FI Mid Cap Opportunities Portfolio(8)(17)...     0.68      0.00         0.07             0.75             0.00           0.75
MetLife Mid Cap Stock Index Portfolio(7)...      0.25      0.00         0.09             0.34             0.01           0.33
FI International Stock Portfolio(8)(18)....      0.86      0.00         0.20             1.06             0.00           1.06
Morgan Stanley EAFE(R) Index Portfolio(7)...     0.30      0.00         0.22             0.52             0.01           0.51
BlackRock Legacy Large Cap Growth Portfolio
  (Class E)(8)(10)(20).....................      0.73      0.15         0.07             0.95             0.00           0.95
FI Large Cap Portfolio (Class
  E)(7)(8)(10)(29).........................      0.80      0.15         0.06             1.01             0.00           1.01
Jennison Growth Portfolio(8)(21)...........      0.64      0.00         0.05             0.69             0.00           0.69
T. Rowe Price Large Cap Growth
  Portfolio(7)(8)..........................      0.60      0.00         0.12             0.72             0.00           0.72
Loomis Sayles Small Cap Portfolio(7)(8)....      0.90      0.00         0.08             0.98             0.05           0.93
Russell 2000(R) Index Portfolio(7).........      0.25      0.00         0.11             0.36             0.01           0.35
BlackRock Aggressive Growth
  Portfolio(8)(20).........................      0.73      0.00         0.06             0.79             0.00           0.79
Franklin Templeton Small Cap Growth
  Portfolio(8).............................      0.90      0.00         0.23             1.13             0.00           1.13
T. Rowe Price Small Cap Growth
  Portfolio(8).............................      0.51      0.00         0.09             0.60             0.00           0.60


                                                                        B-PPA- 9


                                                       B              A+B=C
                                        A        OTHER EXPENSES   TOTAL EXPENSES
                                    MANAGEMENT       BEFORE       BEFORE WAIVER/
   ASSET ALLOCATION PORTFOLIOS         FEES      REIMBURSEMENT    REIMBURSEMENT
--------------------------------------------------------------------------------
MetLife Conservative Allocation
  Portfolio(7)(24)................     0.10           0.95             1.05
MetLife Conservative to Moderate
  Allocation Portfolio(7)(24).....     0.10           0.31             0.41
MetLife Moderate Allocation
  Portfolio(7)(24)................     0.10           0.19             0.29
MetLife Moderate to Aggressive
  Allocation Portfolio(7)(24).....     0.10           0.24             0.34
MetLife Aggressive Allocation
  Portfolio(7)(24)................     0.10           1.66             1.76

                                                                                                       TOTAL EXPENSES FOR
                                                              C-D=E             TOTAL EXPENSES         THE PORTFOLIO AND
                                            D            TOTAL EXPENSES         AFTER WAIVER/        UNDERLYING PORTFOLIOS
                                         WAIVER/          AFTER WAIVER/       REIMBURSEMENT FOR          AFTER WAIVER/
   ASSET ALLOCATION PORTFOLIOS        REIMBURSEMENT       REIMBURSEMENT     UNDERLYING PORTFOLIOS        REIMBURSEMENT
----------------------------------  ---------------------------------------------------------------------------------------
MetLife Conservative Allocation
  Portfolio(7)(24)................        0.95                0.10                   0.63                     0.73
MetLife Conservative to Moderate
  Allocation Portfolio(7)(24).....        0.31                0.10                   0.65                     0.75
MetLife Moderate Allocation
  Portfolio(7)(24)................        0.19                0.10                   0.69                     0.79
MetLife Moderate to Aggressive
  Allocation Portfolio(7)(24).....        0.24                0.10                   0.71                     0.81
MetLife Aggressive Allocation
  Portfolio(7)(24)................        1.66                0.10                   0.72                     0.82


                                                                       B              A+B=C
CALVERT FUND ANNUAL EXPENSES                          A          OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2005          MANAGEMENT         BEFORE           BEFORE
(as a percentage of average net assets) (12)         FEES        REIMBURSEMENT    REIMBURSEMENT
------------------------------------------------------------------------------------------------
Calvert Social Balanced Portfolio.............       0.70             0.22             0.92

                                                                   C-D=E
CALVERT FUND ANNUAL EXPENSES                                   TOTAL EXPENSES
for fiscal year ending December 31, 2005              D            AFTER
(as a percentage of average net assets) (12)    REIMBURSEMENT  REIMBURSEMENT
----------------------------------------------  -----------------------------
Calvert Social Balanced Portfolio.............       0.00           0.92



                                                                       C             A+B+C=D                          D-E=F
MET INVESTORS FUND ANNUAL EXPENSES              A          B     OTHER EXPENSES   TOTAL EXPENSES         E        TOTAL EXPENSES
for fiscal year ending December 31, 2005    MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/      WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)(9)     FEES      FEES    REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT  REIMBURSEMENT
--------------------------------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio(19)..........     0.50      0.00         0.07             0.57             0.00           0.57
Lord Abbett Bond Debenture
  Portfolio(8)(11)........................     0.51      0.00         0.05             0.56             0.00           0.56
PIMCO Inflation Protected Bond Portfolio
  (Class E)(6)(10)(29)....................     0.50      0.15         0.05             0.70             0.00           0.70
Neuberger Berman Real Estate Portfolio
  (Class E)(6)(8)(10).....................     0.67      0.15         0.03             0.85             0.00           0.85
Legg Mason Value Equity
  Portfolio(6)(16)........................     0.70      0.00         7.57             8.27             7.47           0.80
Lazard Mid-Cap Portfolio (Class
  E)(6)(8)(10)(26)........................     0.70      0.15         0.09             0.94             0.00           0.94
Harris Oakmark International Portfolio
  (Class E)(6)(8)(10)(13).................     0.82      0.15         0.13             1.10             0.00           1.10
MFS(R) Research International
  Portfolio(6)(8)(19).....................     0.74      0.00         0.22             0.96             0.00           0.96
Janus Aggressive Growth
  Portfolio(6)(8)(15).....................     0.67      0.00         0.05             0.72             0.00           0.72
Oppenheimer Capital Appreciation Portfolio
  (Class E)(6)(8)(10)(19).................     0.59      0.15         0.09             0.83             0.00           0.83
T. Rowe Price Mid-Cap Growth
  Portfolio(6)(14)........................     0.75      0.00         0.07             0.82             0.00           0.82
Met/AIM Small Cap Growth Portfolio (Class
  E)(6)(8)(10)(19)........................     0.90      0.15         0.11             1.16             0.00           1.16
RCM Global Technology
  Portfolio(6)(8)(19)(23).................     0.92      0.00         0.27             1.19             0.00           1.19



                                                                       C             A+B+C=D
                                                A          B     OTHER EXPENSES   TOTAL EXPENSES
                                            MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
              ETF PORTFOLIOS                   FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
------------------------------------------------------------------------------------------------
Cyclical Growth ETF Portfolio (Class
  E)(6)(10)(27)(29).......................     0.45      0.15         1.89             2.49
Cyclical Growth and Income ETF Portfolio
  (Class E)(6)(10)(27)(29)................     0.45      0.15         3.03             3.63

                                                                                      TOTAL EXPENSES FOR
                                                                      D-E=F           THE PORTFOLIO AND
                                                    E            TOTAL EXPENSES     UNDERLYING PORTFOLIOS
                                                 WAIVER/          AFTER WAIVER/         AFTER WAIVER/
              ETF PORTFOLIOS                  REIMBURSEMENT       REIMBURSEMENT         REIMBURSEMENT
------------------------------------------  --------------------------------------------------------------
Cyclical Growth ETF Portfolio (Class
  E)(6)(10)(27)(29).......................        1.79                0.70                   1.08
Cyclical Growth and Income ETF Portfolio
  (Class E)(6)(10)(27)(29)................        2.93                0.70                   1.03


B-PPA- 10

                                                                              C             A+B+C=D
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES                 A          B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2005           MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets)(8)(9)(10)     FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
-------------------------------------------------------------------------------------------------------
American Funds Bond Portfolio(29)...                  0.43      0.25         0.01             0.69
American Funds Growth-Income Portfolio...             0.28      0.25         0.01             0.54
American Funds Global Small Capitalization
  Portfolio.......................                    0.74      0.25         0.05             1.04
American Funds Growth Portfolio...                    0.33      0.25         0.02             0.60

                                                                      D-E=F
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES                   E        TOTAL EXPENSES
for fiscal year ending December 31, 2005              WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)(8)(9)(10)  REIMBURSEMENT  REIMBURSEMENT
-------------------------------------------------  -----------------------------
American Funds Bond Portfolio(29)...                    0.00           0.69
American Funds Growth-Income Portfolio...               0.00           0.54
American Funds Global Small Capitalization
  Portfolio.......................                      0.00           1.04
American Funds Growth Portfolio...                      0.00           0.60



(8 ) EACH PORTFOLIO'S MANAGEMENT FEE DECREASES WHEN ITS ASSETS GROW TO CERTAIN DOLLAR AMOUNTS. THE "BREAK POINT" DOLLAR AMOUNTS AT WHICH THE MANAGEMENT FEE DECLINES ARE MORE FULLY EXPLAINED IN THE
      PROSPECTUS AND SAI FOR EACH RESPECTIVE FUND.



(9 ) TOTAL EXPENSES AFTER WAIVER/REIMBURSEMENT DO NOT REFLECT ANY EXPENSE REDUCTIONS RESULTING FROM VOLUNTARY WAIVERS OR TRADES PLACED WITH CERTAIN BROKERS. FOR MORE INFORMATION, SEE THE
      PROSPECTUS AND SAI FOR EACH FUND.


(10) EACH OF THE AMERICAN, METROPOLITAN AND MET INVESTORS FUNDS HAS ADOPTED A DISTRIBUTION PLAN UNDER RULE 12b-1 OF THE INVESTMENT COMPANY ACT OF 1940. THE DISTRIBUTION PLAN IS DESCRIBED IN MORE DETAIL IN EACH FUND'S PROSPECTUS. WE ARE PAID THE RULE 12b-1 FEE IN CONNECTION WITH THE CLASS E SHARES OF THE METROPOLITAN AND MET INVESTORS FUNDS AND CLASS 2 OF THE AMERICAN FUNDS.

(11) ON APRIL 29, 2002, THE STATE STREET RESEARCH INCOME PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE STATE STREET RESEARCH BOND INCOME PORTFOLIO OF THE NEW ENGLAND ZENITH FUND AND THE LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE LORD ABBETT BOND DEBENTURE PORTFOLIO OF THE MET INVESTORS FUND.

(12) "OTHER EXPENSES" ARE BASED ON THE PORTFOLIO'S MOST RECENT FISCAL YEAR. THE MANAGEMENT FEES INCLUDE THE SUBADVISORY FEES PAID BY THE ADVISOR CALVERT ASSET MANAGEMENT COMPANY, INC. AND THE
     ADMINISTRATIVE FEE PAID BY THE FUND TO CALVERT ADMINISTRATIVE SERVICES COMPANY, AN AFFILIATE OF CALVERT.


(13) ON JANUARY 1, 2003, HARRIS ASSOCIATES L.P. BECAME THE SUB-INVESTMENT MANAGER FOR THE STATE STREET RESEARCH CONCENTRATED INTERNATIONAL PORTFOLIO, WHICH CHANGED ITS NAME TO HARRIS OAKMARK INTERNATIONAL PORTFOLIO. THE MANAGEMENT FEE HAS BEEN RESTATED TO REFLECT A NEW MANAGEMENT FEE SCHEDULE THAT BECAME EFFECTIVE DECEMBER 1, 2005.



(14) ON JANUARY 1, 2003, T. ROWE PRICE ASSOCIATES INC. BECAME THE
     SUB-INVESTMENT MANAGER FOR THE MFS(R) MID CAP GROWTH PORTFOLIO, WHICH CHANGED ITS NAME TO T. ROWE PRICE MID-CAP GROWTH PORTFOLIO.


(15) ON APRIL 28, 2003, THE JANUS GROWTH PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE JANUS AGGRESSIVE GROWTH PORTFOLIO OF THE MET INVESTORS FUND.


(16) PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004, THE MFS(R) RESEARCH MANAGERS PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE MFS(R) INVESTORS TRUST PORTFOLIO OF THE METROPOLITAN FUND. PRIOR TO THE OPENING OF BUSINESS ON MAY 1, 2006, THE MFS(R) INVESTORS TRUST PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE LEGG MASON VALUE EQUITY PORTFOLIO OF THE MET INVESTORS FUND.



(17) PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004, THE FI MID CAP OPPORTUNITIES PORTFOLIO WAS MERGED INTO THE JANUS MID CAP
     PORTFOLIO AND FIDELITY MANAGEMENT & RESEARCH COMPANY BECAME THE SUB-INVESTMENT MANAGER FOR THE PORTFOLIO, WHICH CHANGED ITS NAME TO FI MID CAP OPPORTUNITIES PORTFOLIO.



(18) ON DECEMBER 16, 2003, FIDELITY RESEARCH & MANAGEMENT COMPANY
     BECAME THE SUB-INVESTMENT MANAGER FOR THE PUTNAM INTERNATIONAL STOCK PORTFOLIO, WHICH CHANGED ITS NAME TO FI INTERNATIONAL STOCK PORTFOLIO.


(19) FEES WAIVED OR EXPENSES REIMBURSED BY THE INVESTMENT MANAGER OF THESE PORTFOLIOS IN PRIOR YEARS WERE REPAID IN THE LAST FISCAL YEAR TO THE INVESTMENT MANAGER BY THESE PORTFOLIOS WITH THE APPROVAL OF THE FUND'S BOARD OF TRUSTEES. THESE AMOUNTS ARE INCLUDED IN THE "OTHER EXPENSES BEFORE REIMBURSEMENT" COLUMN. THE AMOUNTS PER PORTFOLIO ARE:


                         PORTFOLIO                            PERCENTAGE
                         ---------                            ----------
PIMCO TOTAL RETURN PORTFOLIO                                     0.01
MET/AIM SMALL CAP GROWTH PORTFOLIO                               0.04
MFS(R) RESEARCH INTERNATIONAL PORTFOLIO                          0.05
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO                       0.05
RCM GLOBAL TECHNOLOGY PORTFOLIO                                  0.14


                                                                       B-PPA- 11

(20) EFFECTIVE JANUARY 31, 2005, BLACKROCK ADVISORS, INC. BECAME THE SUB-INVESTMENT MANAGER FOR THE STATE STREET RESEARCH BOND INCOME PORTFOLIO, THE STATE STREET RESEARCH DIVERSIFIED PORTFOLIO, THE STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO, THE STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO, THE STATE STREET RESEARCH LARGE CAP GROWTH PORTFOLIO, THE STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO AND THE STATE STREET RESEARCH AURORA PORTFOLIO, WHICH CHANGED THEIR NAMES AS SHOWN IN THE FOLLOWING TABLE:

           PRIOR PORTFOLIO NAME                         NEW PORTFOLIO NAME
           --------------------                         ------------------
STATE STREET RESEARCH AGGRESSIVE GROWTH
  PORTFOLIO                                 BLACKROCK AGGRESSIVE GROWTH PORTFOLIO
STATE STREET RESEARCH AURORA PORTFOLIO      BLACKROCK STRATEGIC VALUE PORTFOLIO
STATE STREET RESEARCH BOND INCOME
  PORTFOLIO                                 BLACKROCK BOND INCOME PORTFOLIO
STATE STREET RESEARCH DIVERSIFIED
  PORTFOLIO                                 BLACKROCK DIVERSIFIED PORTFOLIO
STATE STREET RESEARCH INVESTMENT TRUST
  PORTFOLIO                                 BLACKROCK INVESTMENT TRUST PORTFOLIO
STATE STREET RESEARCH LARGE CAP GROWTH      BLACKROCK LEGACY LARGE CAP GROWTH
  PORTFOLIO                                 PORTFOLIO
STATE STREET RESEARCH LARGE CAP VALUE
  PORTFOLIO                                 BLACKROCK LARGE CAP VALUE PORTFOLIO

(21) PRIOR TO THE OPENING OF BUSINESS ON MAY 2, 2005, THE MET/PUTNAM VOYAGER PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE JENNISON GROWTH PORTFOLIO OF THE METROPOLITAN FUND.


(22) ON MAY 1, 2005, OPPENHEIMERFUNDS, INC. BECAME THE SUB-INVESTMENT MANAGER FOR THE SCUDDER GLOBAL EQUITY PORTFOLIO, WHICH CHANGED ITS NAME TO OPPENHEIMER GLOBAL EQUITY PORTFOLIO.



(23) ON JANUARY 15, 2005, RCM CAPITAL MANAGEMENT LLC BECAME THE
     SUB-INVESTMENT MANAGER FOR THE PIMCO PEA INNOVATION PORTFOLIO, WHICH CHANGED ITS NAME TO RCM GLOBAL TECHNOLOGY PORTFOLIO.



(24) THESE PORTFOLIOS ARE "FUND OF FUNDS" PORTFOLIOS THAT INVEST SUBSTANTIALLY ALL OF THEIR ASSETS IN OTHER PORTFOLIOS OF THE METROPOLITAN FUND OR THE MET INVESTORS FUND. BECAUSE THESE PORTFOLIOS INVEST IN OTHER UNDERLYING PORTFOLIOS, EACH OF THESE PORTFOLIOS ALSO WILL BEAR ITS PRO-RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH IT INVESTS, INCLUDING THE INVESTMENT MANAGEMENT FEE. THE TOTAL ANNUAL OPERATING EXPENSES OF THE PORTFOLIOS (BEFORE ANY APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS), INCLUDING THE TOTAL OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS (BEFORE ANY APPLICABLE FEE WAIVERS AND REIMBURSEMENTS) AS OF DECEMBER 31, 2005 ARE: 1.93% FOR THE METLIFE CONSERVATIVE ALLOCATION PORTFOLIO, 1.31% FOR THE METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO; 1.23% FOR THE METLIFE MODERATE ALLOCATION PORTFOLIO, 1.30% FOR THE METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO, AND 2.73% FOR THE METLIFE AGGRESSIVE ALLOCATION PORTFOLIO. CONTRACT OWNERS MAY BE ABLE TO REALIZE LOWER AGGREGATE EXPENSES BY INVESTING DIRECTLY IN THE UNDERLYING PORTFOLIOS INSTEAD OF THE PORTFOLIO. A CONTRACT OWNER WHO CHOOSES TO INVEST DIRECTLY IN THE UNDERLYING PORTFOLIOS WOULD NOT, HOWEVER, RECEIVE THE ASSET ALLOCATION SERVICES PROVIDED BY METLIFE ADVISERS.



(25) ON APRIL 28, 2006, WESTERN ASSET MANAGEMENT BECAME THE
     SUB-INVESTMENT MANAGER FOR BOTH THE SALOMON BROTHERS U.S.
     GOVERNMENT PORTFOLIO AND THE SALOMON BROTHERS STRATEGIC
     OPPORTUNITIES BOND PORTFOLIO, WHICH CHANGED THEIR NAMES AS SET
     FORTH BELOW:



                        OLD PORTFOLIO NAME                                           NEW PORTFOLIO NAME
                        ------------------                                           ------------------
   SALOMON BROTHERS STRATEGIC OPPORTUNITIES BOND PORTFOLIO      WESTERN ASSET MANAGEMENT STRATEGIC OPPORTUNITIES BOND
                                                                PORTFOLIO
   SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO                   WESTERN ASSET MANAGEMENT U.S. GOVERNMENT PORTFOLIO



(26) ON DECEMBER 19, 2005, LAZARD ASSET MANAGEMENT LLC BECAME THE
     SUB-INVESTMENT MANAGER FOR THE MET/AIM MID CAP CORE EQUITY
     PORTFOLIO, WHICH CHANGED ITS NAME TO LAZARD MID-CAP PORTFOLIO. THE MANAGEMENT FEE HAS BEEN RESTATED TO REFLECT A NEW MANAGEMENT FEE SCHEDULE THAT BECAME EFFECTIVE DECEMBER 19, 2005.



(27) EACH PORTFOLIO WAS DESIGNED ON ESTABLISHED PRINCIPLES OF ASSET ALLOCATION. EACH PORTFOLIO WILL PRIMARILY INVEST ITS ASSETS IN OTHER INVESTMENT COMPANIES KNOWN AS EXCHANGE-TRADED FUNDS ("UNDERLYING ETFS"). AS AN INVESTOR IN AN UNDERLYING ETF OR OTHER INVESTMENT COMPANY, THE PORTFOLIO WILL ALSO BEAR ITS PRO-RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING ETF OR OTHER INVESTMENT COMPANY. THE EXPENSES OF THE UNDERLYING ETF AND OTHER INVESTMENT COMPANIES ARE: 0.33% FOR CYCLICAL GROWTH AND INCOME ETF PORTFOLIO, AND 0.38% FOR CYCLICAL GROWTH ETF PORTFOLIO. THE EXPENSES OF THE UNDERLYING ETFS AND OTHER INVESTMENT COMPANIES ARE BASED UPON THE WEIGHTED AVERAGE OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING ETFS OR OTHER INVESTMENT COMPANIES FOR THE YEAR ENDED DECEMBER 31, 2005 (OR IN THE CASE OF VANGUARD(R) U.S. SECTOR INDEX FUNDS, FOR THE FISCAL YEAR ENDED AUGUST 31, 2005) ACCORDING TO SUCH UNDERLYING ETFS' AND OTHER INVESTMENT COMPANIES' ALLOCATION TARGETS IN PLACE AS OF DECEMBER 31, 2005. SEE THE PROSPECTUS FOR THE PORTFOLIOS FOR A DESCRIPTION OF THE ALLOCATION TARGETS FOR EACH PORTFOLIO.



(28) THE MANAGEMENT FEE HAS BEEN RESTATED TO REFLECT A NEW MANAGEMENT FEE SCHEDULE THAT BECAME EFFECTIVE MAY 1, 2006.



(29) THIS PORTFOLIO FIRST BECAME AVAILABLE MAY 1, 2006.


B-PPA- 12

EXAMPLES


    The examples are intended to help you compare the cost of investing in the Deferred Annuities and Income Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Deferred Annuity or Income Annuity (described in the second table) and the Portfolios and expenses (described in the third table).


EXAMPLE 1.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

     --   reimbursement and/or waiver of expenses was not in effect;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   the underlying Portfolio earns a 5% annual return; and

     -- you fully surrender your Deferred Annuity with applicable early withdrawal charges deducted.


                                                                 1              3              5              10
                                                                YEAR          YEARS          YEARS          YEARS
------------------------------------------------------------------------------------------------------------------
Maximum..................................................      $1,529         $3,051         $4,456         $7,617
Minimum..................................................      $  810         $  986         $1,138         $1,828


EXAMPLE 2.
This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

     --   reimbursement and/or waiver of expenses was not in effect;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   the underlying Portfolio earns a 5% annual return; and

     -- you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) after owning your Deferred Annuity for more than two years or do not surrender your Deferred Annuity. (No early withdrawal charges are deducted.)


                                                                 1             3              5              10
                                                                YEAR         YEARS          YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum...................................................      $930         $2,666         $4,248         $7,617
Minimum...................................................      $157         $  486         $  838         $1,828


                                                                       B-PPA- 13

EXAMPLE 3.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     -- there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Contract Fee was charged);

     --   reimbursement and/or waiver of expenses was not in effect;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   the underlying Portfolio earns a 5% annual return;

     --   you bear the Income Annuity Contract Fee; and

     -- you purchase an Income Annuity or you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) during the first year. (No early withdrawal charges are deducted.)


                                                                 1              3              5              10
                                                                YEAR          YEARS          YEARS          YEARS
------------------------------------------------------------------------------------------------------------------
Maximum..................................................      $1,280         $3,016         $4,598         $7,967
Minimum..................................................      $  507         $  836         $1,188         $2,178


B-PPA- 14

 ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION


See Appendix B.


                                                                       B-PPA- 15

METLIFE

--------------------------------------------------------------------------------
[SNOOPY AND WOODSTOCK GRAPHIC]
--------------------------------------------------------------------------------


Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at 200 Park Avenue, New York, New York 10166-0188. MetLife was formed under the laws of New York State in 1868. MetLife, Inc. is a leading provider of insurance and other financial services to individual and institutional customers throughout the United States. Through its subsidiaries and affiliates, MetLife, Inc. offers life insurance, annuities, automobile and homeowners' insurance and retail banking services to individuals, as well as group insurance, reinsurance and retirement and savings products and services to corporations and other institutions. Outside the United States, the MetLife companies have direct insurance operations in Asia Pacific, Latin America and Europe.


METROPOLITAN LIFE
SEPARATE ACCOUNT E
We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Account Variable Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities even if that amount exceeds the assets in the Separate Account. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.

VARIABLE ANNUITIES
There are two types of variable annuities described in this Prospectus: Deferred Annuities and Income Annuities. These annuities are "variable" because the value of your account or the amount of each income payment varies based on the investment performance of the investment divisions you choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money or income

B-PPA- 16
payment amount is at risk. The degree of risk will depend on the investment divisions you select. The Accumulation Unit Value or Annuity Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer annuities not described in this Prospectus.

--------------------------------------------------------------------------------

Group Deferred Annuities and group Income Annuities are also available. They are offered to an employer, association, trust or other group for its employees, members or participants.

[SNOOPY TEETER TOTTER WITH WOODSTOCK GRAPHIC]

A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase.

--------------------------------------------------------------------------------


The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." With the Fixed Interest Account, your money earns a rate of interest that we guarantee. Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

A DEFERRED ANNUITY
You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit any investment returns as long as the money remains in your account.

The pay-out phase begins when you elect to have us pay you "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, they are "annuities."


All TSA, 457(b), Keogh and 403(a) arrangements receive tax deferral under the Internal Revenue Code and/or the plan. There are no additional tax benefits from funding these tax qualified arrangements with a Deferred Annuity. Therefore, there should be reasons other than tax deferral, such as the availability of a guaranteed income for life or the death benefit, for acquiring the Deferred Annuity within these arrangements.



Generally, it is not advisable to purchase a Deferred Annuity as a replacement for an existing annuity contract. You should replace an existing contract only when you determine that the Deferred Annuity is better for you. You may have to pay a withdrawal charge on your existing contract, and the Deferred Annuity may impose a new withdrawal charge period. Before you buy a Deferred Annuity ask your registered representative if purchasing a Deferred Annuity would be advantageous, given the Deferred Annuity's features, benefits and charges.



You should talk to your tax advisor to make sure that this purchase will qualify as a tax-free exchange. If you surrender your existing contract for cash and then buy the Deferred Annuity, you may have to


                                                                       B-PPA- 17
pay Federal income taxes, including possible penalty taxes, on the surrender. Also, because we will not issue the Deferred Annuity until we have received the initial purchase payment from your existing insurance company, the issuance of the Deferred Annuity may be delayed.


AN INCOME ANNUITY

--------------------------------------------------------------------------------

    The investment divisions generally offer the opportunity for greater returns over the long term than our Fixed Interest Account/Fixed Income Option.

--------------------------------------------------------------------------------


An Income Annuity, also known as an immediate annuity, only has a "pay-out" phase. You make a single purchase payment and select the type of income payment suited to your needs. Some of the income payment types guarantee an income stream for your lifetime; others guarantee an income stream for your lifetime as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments you receive will depend on such things as the income payment type you choose, your investment choices and the amount of your purchase payment.


YOUR INVESTMENT CHOICES

--------------------------------------------------------------------------------
   While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund.
--------------------------------------------------------------------------------


The Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. The Metropolitan Fund, Met Investors Fund and American Funds prospectuses are attached at the end of this Prospectus. If the Calvert Social Balanced Portfolio is available to you, then you will also receive a Calvert Fund prospectus. You should read the prospectuses carefully before making purchase payments to the investment divisions. The Class A shares available to the Deferred Annuities and Income Annuities do not impose any 12b-1 Plan fees. However, 12b-1 Plan fees are imposed on American Funds Portfolios, which are Class 2, and the following
Portfolios: FI Large Cap, PIMCO Inflation Protected Bond, Cyclical Growth ETF, Cyclical Growth and Income ETF, FI Value Leaders, Met/AIM Small Cap Growth, Harris Oakmark International, Neuberger Berman Real Estate, MFS(R) Total Return, BlackRock Legacy Large Cap Growth (formerly State Street Research Large Cap Growth), Lazard Mid-Cap, Oppenheimer Capital Appreciation and BlackRock Large Cap Value (formerly State Street Research Large Cap Value), which are all Class E.



Starting with the most conservative Portfolio, each group of investment choices is listed in the approximate risk relationship among each available Portfolio in the group, with all those within the same investment style listed in alphabetical order (based upon the Portfolios' legal names). (See Appendix C Portfolio Legal and Marketing Names.) You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the


B-PPA- 18
respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The lists are intended to be guides. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance and income payments based upon amounts allocated to the investment divisions may go down as well as up.



ASSET ALLOCATION PORTFOLIOS



The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio, and the MetLife Aggressive Allocation Portfolio, also known as the "asset allocation portfolios," are "fund of funds" Portfolios that invest substantially all of their assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, each of these asset allocation portfolios will bear its pro-rata portion of the fees and expenses incurred by the underlying Portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation portfolios. The expense levels will vary over time, depending on the mix of underlying Portfolios in which the asset allocation portfolio invests. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in the asset allocation portfolios. A contract owner who chooses to invest directly in the underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers. For more information regarding the asset allocation portfolios, please read the prospectus for these portfolios.



EXCHANGE-TRADED FUNDS PORTFOLIOS



The Cyclical Growth ETF Portfolio and the Cyclical Growth and Income ETF Portfolio are asset allocation portfolios and "fund of funds," which invest substantially all of their assets in other investment companies known as exchange-traded funds ("Underlying ETFs"). As an investor in an Underlying ETF or other investment, each portfolio also will bear its pro-rata portion of the fees and expenses incurred by the Underlying ETF or other investment company in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the portfolios. The expense levels will vary over time depending on the mix of Underlying ETFs in which these portfolios invest.


                                                                       B-PPA- 19

--------------------------------------------------------------------------------

The degree of investment risk you assume will depend on the investment divisions you choose. We have listed each group of your choices in the approximate order of risk from the most conservative to the most aggressive with all those within the same investment style listed in alphabetical order (based upon the
                                                       Portfolios' legal names).

--------------------------------------------------------------------------------



Western Asset Management U.S.          Seeks to maximize total return
  Government Portfolio                 consistent with preservation of
                                       capital and maintenance of liquidity
BlackRock Bond Income Portfolio        Seeks competitive total return
                                       primarily from investing in
                                       fixed-income securities
American Funds Bond Portfolio          Seeks to maximize current income and
                                       preserve capital by investing
                                       primarily in fixed-income securities
Lehman Brothers(R) Aggregate Bond      Seeks to equal the performance of the
  Index Portfolio                      Lehman Brothers Aggregate Bond Index
PIMCO Total Return Portfolio           Seeks maximum total return,
                                       consistent with the preservation of
                                       capital and prudent investment
                                       management
Western Asset Management Strategic     Seeks to maximize total return
  Bond Opportunities Portfolio         consistent with preservation of
                                       capital
Lord Abbett Bond Debenture Portfolio   Seeks high current income and the
                                       opportunity for capital appreciation
                                       to produce a high total return
PIMCO Inflation Protected Bond         Seeks to provide maximum real return,
  Portfolio                            consistent with preservation of
                                       capital and prudent investment
                                       management
BlackRock Diversified Portfolio        Seeks high total return while
                                       attempting to limit investment risk
                                       and preserve capital
MFS(R) Total Return Portfolio          Seeks a favorable total return
                                       through investment in a diversified
                                       portfolio
Calvert Social Balanced Portfolio      Seeks to achieve a competitive total
                                       return
Neuberger Berman Real Estate           Seeks to provide total return through
  Portfolio                            investment in real estate securities,
                                       emphasizing both capital appreciation
                                       and current income
Harris Oakmark Focused Value           Seeks long-term capital appreciation
  Portfolio
BlackRock Large Cap Value Portfolio    Seeks long-term growth of capital
Davis Venture Value Portfolio          Seeks growth of capital
FI Value Leaders Portfolio             Seeks long-term growth of capital
Harris Oakmark Large Cap Value         Seeks long-term capital appreciation
  Portfolio
Neuberger Berman Mid Cap Value         Seeks capital growth
  Portfolio
Oppenheimer Global Equity Portfolio    Seeks capital appreciation
BlackRock Strategic Value Portfolio    Seeks high total return, consisting
                                       principally of capital appreciation
BlackRock Investment Trust Portfolio   Seeks long-term growth of capital and
                                       income
American Funds Growth-Income           Seeks both capital appreciation and
  Portfolio                            income
Legg Mason Value Equity Portfolio      Seeks long-term growth of capital
MetLife Stock Index Portfolio          Seeks to equal the performance of the
                                       Standard & Poor's(R) 500 Composite
                                       Stock Price Index
American Funds Global Small            Seeks capital appreciation through
  Capitalization Portfolio             stocks
FI Mid Cap Opportunities Portfolio     Seeks long-term growth of capital
Lazard Mid-Cap Portfolio               Seeks long-term capital appreciation
MetLife Mid Cap Stock Index Portfolio  Seeks to equal the performance of the
                                       Standard & Poor's(R) MidCap 400
                                       Composite Stock Price Index
FI International Stock Portfolio       Seeks long-term growth of capital
Harris Oakmark International           Seeks long-term capital appreciation
  Portfolio
MFS(R) Research International          Seeks capital appreciation
  Portfolio
Morgan Stanley EAFE(R) Index           Seeks to equal the performance of the
  Portfolio                            MSCI EAFE Index
BlackRock Legacy Large Cap Growth      Seeks long-term growth of capital
  Portfolio
FI Large Cap Portfolio                 Seeks long-term growth of capital
American Funds Growth Portfolio        Seeks capital appreciation through
                                       stocks
Janus Aggressive Growth Portfolio      Seeks long-term growth of capital
Jennison Growth Portfolio              Seeks long-term growth of capital
Oppenheimer Capital Appreciation       Seeks capital appreciation
  Portfolio
T. Rowe Price Large Cap Growth         Seeks long-term growth of capital
  Portfolio                            and, secondarily, dividend income
Loomis Sayles Small Cap Portfolio      Seeks long-term capital growth from
                                       investments in common stocks or other
                                       equity securities
Russell 2000(R) Index Portfolio        Seeks to equal the return of the
                                       Russell 2000 Index
BlackRock Aggressive Growth Portfolio  Seeks maximum capital appreciation
T. Rowe Price Mid-Cap Growth           Seeks to provide long-term growth of
  Portfolio                            capital


B-PPA- 20

Franklin Templeton Small Cap Growth    Seeks long-term capital growth
  Portfolio
Met/AIM Small Cap Growth Portfolio     Seeks long-term growth of capital
T. Rowe Price Small Cap Growth         Seeks long-term capital growth
  Portfolio
RCM Global Technology Portfolio        Seeks capital appreciation; no
                                       consideration is given to income
                        ASSET ALLOCATION PORTFOLIOS
MetLife Conservative Allocation        Seeks high level of current income,
  Portfolio                            with growth of capital as a secondary
                                       objective
MetLife Conservative to Moderate       Seeks high total return in the form
  Allocation Portfolio                 of income and growth of capital, with
                                       a greater emphasis on income
MetLife Moderate Allocation Portfolio  Seeks a balance between a high level of current income and growth of
                                       capital, with a greater emphasis on
                                       growth of capital
MetLife Moderate to Aggressive         Seeks growth of capital
  Allocation Portfolio
MetLife Aggressive Allocation          Seeks growth of capital
  Portfolio
                      EXCHANGE-TRADED FUNDS PORTFOLIOS
Cyclical Growth ETF Portfolio          Seeks growth of capital
Cyclical Growth and Income ETF         Seeks growth of capital and income
  Portfolio


Some of the investment choices may not be available under the terms of your Deferred Annuity or Income Annuity. The Contract or other correspondence we provide you will indicate the investment divisions that are available to you. Your investment choices may be limited because:

* Your employer, association or other group contract holder limits the available investment divisions.

*   We have restricted the available investment divisions.

The investment divisions buy and sell shares of corresponding mutual fund Portfolios. These Portfolios, which are part of the Metropolitan Fund, the Calvert Fund, the Met Investors Fund or the American Funds, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The Calvert Social Balanced and American Funds Portfolios are made available by the Calvert Fund and the American Funds, respectively, only through various insurance company annuities and life insurance policies.

The Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the fund.

The Portfolios of the Metropolitan Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment

                                                                       B-PPA- 21
manager. The Calvert Social Balanced Portfolio pays Calvert Asset Management Company, Inc. a monthly fee for its services as its investment manager. The Portfolios of the Met Investors Fund pay Met Investors Advisory LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as the other expenses paid by each Portfolio, are described in the applicable prospectus and SAIs for the Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds.

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The Calvert Fund prospectus discusses different separate accounts of the various insurance companies that invest in the portfolios of the Calvert Fund. The risks of these arrangements are also discussed in each Fund's prospectus.


CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS



An investment manager (other than our affiliates MetLife Advisers, LLC, and Met Investors Advisory, LLC) or sub-investment manager of a Portfolio, or its affiliates, may compensate us and/or certain of our affiliates for administrative or other services relating to the Portfolios. The amount of the compensation is not deducted from the Portfolios' assets and does not decrease the Portfolios' investment return. The amount of the compensation is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%. Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or their affiliate) with increased access to persons involved in the distribution of the Contracts.



We and/or certain of our affiliated insurance companies have membership interests in our affiliated investment managers MetLife Advisers, LLC, and Met Investors Advisory, LLC, which are formed as "limited liability companies." Our membership interests entitle us to profit distributions if the investment manager makes a profit with respect to the advisory fees it receives from the Portfolio. We may benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the investment managers. (See the Table of Expenses for information on the


B-PPA- 22
management fees paid by the Portfolios and the SAI for the Portfolios for information on the investment management fees paid by the investment managers to the sub-investment managers.)



Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in each Portfolio's prospectus. The payments are deducted from assets of the Portfolios and are paid to us. These payments decrease the Portfolios' investment return.



We select the Portfolios offered through this Contract based on several criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will compensate us or our affiliates for providing certain administrative and other services, as described above. In some cases, we have included Portfolios based on recommendations made by broker-dealer firms. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of account value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from contract owners. We do not provide investment advice and do not recommend or endorse any particular Portfolio.



We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Who Sells the Deferred Annuities and Income Annuities.")



(See the Tables of Expenses for information on the investment management fees paid by the Portfolios and the SAI for information on the investment management fees paid by the investment managers to the sub-investment managers.)


DEFERRED ANNUITIES

--------------------------------------------------------------------------------
[LINUS BUILDING SAND CASTLE GRAPHIC]
--------------------------------------------------------------------------------

This Prospectus describes the following Deferred Annuities under which you can accumulate money:

    *   TSA (Tax Sheltered Annuity)


    *   PEDC


    *   Keogh (Keogh plans under sec.401)

    *   403(a) (Qualified Annuity plans under sec.403(a))

                                                                       B-PPA- 23

Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder. Deferred Annuities may be either:

--------------------------------------------------------------------------------
   These Deferred Annuities may be either issued to you as an individual or to a group (you are then a participant under the group's Deferred Annuity).
--------------------------------------------------------------------------------


*   Allocated (your Account Balance records are kept for you as an individual);
    or

* Unallocated (Account Balance records are kept for a plan or group as a whole).
THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN

--------------------------------------------------------------------------------

We created these investment strategies to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and savings goals.

                                                                  [SAFE GRAPHIC]
--------------------------------------------------------------------------------


If you participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, automated investment strategies, purchase payments, withdrawals, transfers, loans, the death benefit and pay-out options. The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult the Deferred Annuity Contract and plan document to see how you may be affected. If you are a Texas Optional Retirement Program participant, please see Appendix D for specific information which applies to you.

AUTOMATED INVESTMENT STRATEGIES

--------------------------------------------------------------------------------
                                                                 [SCALE GRAPHIC]
--------------------------------------------------------------------------------

There are five automated investment strategies available to you. These investment strategies are available to you without any additional charge. However, the investment strategies are not available to Keogh Deferred Annuities or other unallocated contracts. As with any investment program, no strategy can guarantee a gain - you can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.

THE EQUITY GENERATOR(SM): An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index or BlackRock Aggressive Growth investment division, based on your selection. If your Fixed Interest Account balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

As an added benefit of this strategy, as long as 100% of every purchase payment is allocated to the Fixed Interest Account for the life of your Deferred Annuity and you never request allocation changes or transfers, you will not pay more in early withdrawal charges than

B-PPA- 24
your Contract earns. Early withdrawal charges may be taken from any of your earnings.

--------------------------------------------------------------------------------
[PIE CHART GRAPHIC]
--------------------------------------------------------------------------------



THE EQUALIZER(SM): You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the BlackRock Aggressive Growth Division. Each quarter amounts are transferred between the Fixed Interest Account and your chosen investment division to make the value of each equal. For example, if you choose the MetLife Stock Index Division and over the quarter it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.


--------------------------------------------------------------------------------
[GLOBE GRAPHIC]
--------------------------------------------------------------------------------


THE REBALANCER(R): You select a specific asset allocation for your entire Account Balance from among the investment divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.


THE INDEX SELECTOR(SM): You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model you choose, your entire Account Balance is allocated among the Lehman Brothers(R) Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index investment divisions and the Fixed Interest Account. Each quarter, the percentage in each of these investment divisions and the Fixed Interest Account is brought back to the model percentage by transferring amounts among the investment divisions and the Fixed Interest Account.

In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when you elected the Index Selector. You should consider whether it is appropriate for you to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the model. We may rely on a third party for its expertise in creating appropriate allocations.

THE ALLOCATOR(SM): Each month a dollar amount you choose is transferred from the Fixed Interest Account to any of the investment divisions you choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account balance is exhausted, this strategy is automatically discontinued.

The Equity Generator and the Allocator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals

                                                                       B-PPA- 25
of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you wish to continue the strategy through periods of fluctuating prices.

--------------------------------------------------------------------------------
 You may make purchase payments to your Deferred Annuity whenever you choose, up to the date you begin receiving payments from a pay-out option. However, Federal tax rules may limit the amount and frequency of your purchase payments.
--------------------------------------------------------------------------------

PURCHASE PAYMENTS

There is no minimum purchase payment except for the unallocated Keogh Deferred Annuity. If you have an unallocated Keogh Deferred Annuity, each purchase payment must be at least $2,000. In addition, your total purchase payments must be at least $15,000 for your first Contract Year and $5,000 for each subsequent Contract Year. You may continue to make purchase payments while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through salary reduction or salary deduction.

ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Interest Account and the investment divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.

LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

*   Federal tax laws.

* Our right to limit the total of your purchase payments to $1,000,000. We may change the maximum by telling you in writing at least 90 days in advance.

* Regulatory requirements. For example, if you reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after you have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to you after you turn age 60; or after you turn age 63, if the Deferred Annuity was issued before you were age 61 (except under a PEDC Deferred Annuity).


*   Your leaving your job (for Keogh, TSA, PEDC and 403(a) Deferred Annuities).


*   Receiving systematic termination payments (described later).

B-PPA- 26

--------------------------------------------------------------------------------
[WOODSTOCK GRAPHIC]
--------------------------------------------------------------------------------

THE VALUE OF YOUR INVESTMENT
Accumulation Units are credited to you when you make purchase payments or transfers into an investment division. When you withdraw or transfer money from an investment division, accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each investment division:

* First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of our insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and

*   Finally, we multiply the previous Accumulation Unit Value by this result.

EXAMPLES

CALCULATING THE NUMBER OF ACCUMULATION UNITS

Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

                       $500    =  50 accumulation units
                       ----
                       $10


--------------------------------------------------------------------------------
[MARCIE WITH A CALCULATOR]
--------------------------------------------------------------------------------


CALCULATING THE ACCUMULATION UNIT VALUE


Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying Portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 (50 x $10.50 = $525).


           $10.00 x 1.05 = $10.50 is the new Accumulation Unit Value


However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 (50 x $9.50 = $475).


            $10.00 x .95 = $9.50 is the new Accumulation Unit Value

                                                                       B-PPA- 27

TRANSFERS

--------------------------------------------------------------------------------

You may transfer money within your Contract. You will not incur current taxes on your earnings or any early withdrawal charges as a result of transferring your money.

--------------------------------------------------------------------------------

You may make tax-free transfers between investment divisions or between the investment divisions and the Fixed Interest Account. For us to process a transfer, you must tell us:

*   The percentage or dollar amount of the transfer;

* The investment divisions (or Fixed Interest Account) from which you want the money to be transferred;

* The investment divisions (or Fixed Interest Account) to which you want the money to be transferred; and

* Whether you intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.



Your transfer request must be in good order and completed prior to the close of the Exchange on a business day if you want the transaction to take place on that day. All other transfer requests in good order will be processed on our next business day.



WE MAY REQUIRE YOU TO:



*   Use our forms;



* Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy or if there is an outstanding loan from the Fixed Interest Account); or



* Transfer a minimum amount if the transfer is in connection with the Allocator.


Frequent requests from contract holders or participants/annuitants to make reallocations/transfers may dilute the value of a Portfolio's shares if the frequent reallocations/transfers involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent reallocations/transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt Portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract holders and other persons who may have an interest in the Contracts (e.g., participants/annuitants).

We have policies and procedures that attempt to detect and deter frequent reallocations/transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and

B-PPA- 28
high-yield investment Portfolios (i.e., the Western Asset Management Strategic Bond Opportunities, FI International Stock, Harris Oakmark International, MFS(R) Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, BlackRock Strategic Value, Loomis Sayles Small Cap, Russell 2000(R) Index, Franklin Templeton Small Cap Growth, Met/AIM Small Cap Growth, T. Rowe Price Small Cap Growth, American Funds Global Small Capitalization, and Lord Abbett Bond Debenture Portfolios) and we monitor reallocation/transfer activity in those Portfolios (the "Monitored Portfolios"). For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current value; and (3) two or more "round-trips" involving any Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.



We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor reallocation/transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring reallocation/transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive reallocation/transfer activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful reallocation/transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.



Our policies and procedures may result in reallocation/transfer restrictions being applied to deter market timing. Currently, when we detect reallocation/transfer activity in the Monitored Portfolios that exceeds our current reallocation/transfer limits, or other reallocation/transfer activity that we believe may be harmful to other persons who have an interest in the Contracts, we require all future reallocation/transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.



Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.



The detection and deterrence of harmful reallocation/transfer activity involves judgments that are inherently subjective, such as the decision


                                                                       B-PPA- 29
to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the reallocation/transfer limits. Our ability to detect and/or restrict such reallocation/transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract holders or participants/annuitants to avoid such detection. Our ability to restrict such reallocation/transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all reallocation/transfer activity that may adversely affect contract holders or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract holder or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.



The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that we currently may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Portfolios. However, under rules recently adopted by the Securities and Exchange Commission, effective October 16, 2006, we will be required to (1) enter into a written agreement with each Portfolio or its principal underwriter that will obligate us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or reallocations/transfers by specific contract owners who violate the frequent trading policies established by the Portfolio.



In addition, contract holders or participants/annuitants and other persons with interests in the Contracts should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and


B-PPA- 30
procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract holders or participants/annuitants) will not be harmed by reallocation/transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios.


In accordance with applicable law, we reserve the right to modify or terminate the reallocation/transfer privilege at any time. We also reserve the right to defer or restrict the reallocation/transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract holders or participant/annuitant). You should read the investment Portfolio prospectuses for more details.


ACCESS TO YOUR MONEY


--------------------------------------------------------------------------------

Income taxes, tax penalties and early withdrawal charges may apply to any withdrawal you make.



--------------------------------------------------------------------------------

You may withdraw either all or a part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

*   The percentage or dollar amount of the withdrawal; and

* The investment divisions (or Fixed Interest Account) from which you want the money to be withdrawn.

Your withdrawal may be subject to early withdrawal charges.

Generally, if you request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require you to use our original forms.


If you are a member of the Michigan Education Association and employed with a school district which purchased a TSA Deferred Annuity before January 15, 1996, then you must tell us the source of money from which we may take a withdrawal. This includes salary reduction, elective deferrals, direct rollovers, direct transfers or employer contributions.

ACCOUNT REDUCTION LOANS

We administer loan programs made available through plans or group arrangements on an account reduction basis for certain Deferred Annuities. If the loan is in default and has been reported to the Internal Revenue Service as income but not yet offset, loan repayments will be posted as after-tax contributions. Loan amounts will be taken from amounts that are vested according to your plan or group arrangement on

                                                                       B-PPA- 31
a pro-rata basis from the source(s) of money the plan or group arrangement permits to be borrowed (e.g., money contributed to the plan or group arrangement through salary reduction, elective deferrals, direct transfers, direct rollovers and employer contributions), then on a pro-rata basis from each investment division and the Fixed Interest Account in which you then have a balance consisting of these sources of money. Loan repayment amounts will be posted back to the original money sources used to make the loan, if the loan is in good standing at the time of repayment. Loan repayments will be allocated on a pro-rata basis into the investment divisions and the Fixed Interest Account in which you then have a balance. Loan repayment periods, repayment methods, interest rate, default procedures, tax reporting and permitted minimum and maximum loan amounts will be disclosed in the loan agreement documents. There may be initiation and maintenance fees associated with these loans.

--------------------------------------------------------------------------------

     We will withdraw your Systematic Withdrawal Program payments from the Fixed Interest Account or investment divisions you select, either pro-rata or in the proportions you request. Tax law generally prohibits withdrawals from TSA
                                 Deferred Annuities before you reach age 59 1/2.

--------------------------------------------------------------------------------


SYSTEMATIC WITHDRAWAL PROGRAM FOR TSA DEFERRED ANNUITIES

If we agree and if approved in your state for TSA Deferred Annuities, you may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year according to the time frame you select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and early withdrawal charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions.

--------------------------------------------------------------------------------

  If you elect to receive payments through this program, you must either be over
     59 1/2 years old or have left your job. You are not eligible for systematic withdrawals if you have an outstanding loan.

--------------------------------------------------------------------------------


If you elect to withdraw a dollar amount, we will pay you the same dollar amount each Contract Year. If you elect to withdraw a percentage of your Account Balance, each Contract Year, we recalculate the amount you will receive based on your new Account Balance.

--------------------------------------------------------------------------------
                                          [SNOOPY AND FLYING WOODSTOCKS GRAPHIC]
--------------------------------------------------------------------------------


CALCULATING YOUR PAYMENT BASED ON A PERCENTAGE ELECTION FOR THE FIRST CONTRACT YEAR YOU ELECT THE SYSTEMATIC WITHDRAWAL PROGRAM: If you choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When you first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if you select to receive payments on a monthly basis with the percentage of your Account Balance you request equaling $12,000, and there are six months left in the Contract Year, we will pay you $2,000 a month.

CALCULATING YOUR PAYMENT FOR SUBSEQUENT CONTRACT YEARS OF THE SYSTEMATIC WITHDRAWAL PROGRAM: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay you over the Contract Year either the amount that you chose or an amount equal to the percentage of your Account Balance you chose. For example, if you select to receive

B-PPA- 32
payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay you $1,000 a month.


If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro-rata from the Fixed Interest Account and any investment divisions in which you then have money.


--------------------------------------------------------------------------------
If you would like to receive your Systematic Withdrawal Program payment by the first of the month, you should request that the payment date be the 20th of the prior month.
--------------------------------------------------------------------------------


SELECTING A PAYMENT DATE: You select a payment date which becomes the date we make the withdrawal. We must receive your request in good order at least 10 days prior to the selected payment date. If we do not receive your request in time, we will make the payment the following month on the date you selected. If you do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of the payments can be made once a year at the beginning of any Contract Year and one other time during the Contract Year. If you make any of these changes, we will treat your request as though you were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in good order at least 30 days in advance.

Although we need your written authorization to begin this program, you may cancel this program at any time by telephone or by writing to us at your MetLife Designated Office.

--------------------------------------------------------------------------------


Your Account Balance will be reduced by the amount of your Systematic Withdrawal Program payments and applicable withdrawal charges. Payments under this program are not the same as income payments you would receive from a Deferred Annuity pay-out option or under an Income Annuity.

--------------------------------------------------------------------------------


Systematic Withdrawal Program payments may be subject to an early withdrawal charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When you first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the early withdrawal charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.

MINIMUM DISTRIBUTION

In order for you to comply with certain tax law provisions, you may be required to take money out of your Deferred Annuity. Rather than

                                                                       B-PPA- 33
receiving your minimum required distribution in one annual lump-sum payment, you may request that we pay it to you in installments throughout the calendar year. However, we may require that you maintain a certain Account Balance at the time you request these payments.

CONTRACT FEE

There is no Separate Account annual contract fee.

* For all contracts, except the Keogh Deferred Annuity and certain TSA Deferred Annuities, you pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year, if your Account Balance is less than $10,000 and if you do not make purchase payments during the year.

* For the Keogh Deferred Annuity with individual participant recordkeeping (allocated) you pay a $20 charge applied against any amounts in the Fixed Interest Account.

* For the Keogh Deferred Annuity with no individual participant recordkeeping (unallocated), there is no contract fee.

*   There is no contract fee for certain TSA Deferred Annuities.

ACCOUNT REDUCTION LOAN FEES

We make available account reduction loans. If your plan or group of which you are a participant or member permits account reduction loans, and you take an account reduction loan, there is a $75 account reduction loan initiation fee. This fee is paid from the requested loan principal amount. There is also a $50 annual maintenance fee per loan outstanding. The maintenance fee is taken pro-rata from each investment division and the Fixed Interest Account in which you then have a balance and is paid on a quarterly basis at the end of each quarter. Either or both fees may be waived for certain groups.

CHARGES

--------------------------------------------------------------------------------


The charges you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charges each time we calculate the Accumulation Unit
                                                                          Value.

--------------------------------------------------------------------------------

There are two types of charges you pay while you have money in an investment division:

*   Insurance-related charge, and

*   Investment-related charge.

INSURANCE-RELATED CHARGE

--------------------------------------------------------------------------------
  MetLife guarantees that the Separate Account insurance-related charge will not increase while you have a Deferred Annuity.
--------------------------------------------------------------------------------


You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

B-PPA- 34

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, for allocated Deferred Annuities, we bear the risk that the guaranteed death benefit we would pay should you die during your "pay-in" phase is larger than your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk).

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Two classes of shares available to the Deferred Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on which investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES

Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity taxes") only when you exercise a pay-out option. In certain jurisdictions, we may also deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.


Premium taxes, if applicable, currently range from .5% to 2.35% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.


We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Deferred Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date.

                                                                       B-PPA- 35

Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

EARLY WITHDRAWAL CHARGES

--------------------------------------------------------------------------------
                                                      [WOODSTOCK TYPING GRAPHIC]
--------------------------------------------------------------------------------

An early withdrawal charge of up to 7% may apply if you withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. To determine the early withdrawal charge for Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account or investment division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from purchase payments that can be withdrawn without an early withdrawal charge, then from other purchase payments on a "first-in-first-out" (oldest money first) basis and then from earnings. Once we have determined the amount of the early withdrawal charge, we will then withdraw it from the Fixed Interest Account and the investment divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings.

For partial withdrawals, the early withdrawal charge is determined by dividing the amount that is subject to the early withdrawal charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed, and withdraw the early withdrawal charge. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the early withdrawal charge.

For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as an early withdrawal charge and pay you the rest.

--------------------------------------------------------------------------------
  You will not pay an early withdrawal charge on any purchase payments made more than 7 years ago.
--------------------------------------------------------------------------------


The early withdrawal charge on purchase payments withdrawn is as follows:

                       During Purchase Payment/Contract Year
    Year                     1     2     3     4     5     6     7    8 & Later
    Percentage              7%    6%    5%    4%    3%    2%    1%       0%


--------------------------------------------------------------------------------

      We do not include your earnings when calculating early withdrawal charges.
        However, if the early withdrawal charge is greater than the rest of your purchase payments, then we will take the early withdrawal charges, in whole or in part, from your earnings.
--------------------------------------------------------------------------------


If you are a member of the Michigan Education Association and employed by a school district which purchased a TSA Deferred Annuity before January 15, 1996, then we impose the early withdrawal charge in the above table for the first seven Contract Years.

The early withdrawal charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of early withdrawal charges we collect. However, we believe that our sales costs may exceed the early

B-PPA- 36
withdrawal charges we collect. If so, we will pay the difference out of our general profits.

WHEN NO EARLY WITHDRAWAL CHARGE APPLIES

--------------------------------------------------------------------------------
Early withdrawal charges never apply to transfers among investment divisions or transfers to or from the Fixed Interest Account.
--------------------------------------------------------------------------------


In some cases, we will not charge you the early withdrawal charge when you make a withdrawal. We may, however, ask you to prove that you meet any conditions listed below.

You do not pay an early withdrawal charge:

*   On transfers you make within your Deferred Annuity.

*   On withdrawals of purchase payments you made over seven years ago.

* If you choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).

--------------------------------------------------------------------------------
[FRANKLIN WITH MAGNIFYING GLASS GRAPHIC]
--------------------------------------------------------------------------------


* If you die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.

* If you withdraw up to 10% (20% for the unallocated Keogh and certain TSA Deferred Annuities) of your Account Balance each Contract Year. This 10% (or 20%) total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time you make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds 10% (or 20%) will you have to pay early withdrawal charges. If you have a Keogh Deferred Annuity, generally you are allowed to take the "free withdrawal" on top of any other withdrawals which are otherwise exempt from the early withdrawal charge. This is not true if your other withdrawals are in connection with a systematic termination or purchase payments made over 7 years ago.

* If the withdrawal is required for you to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity. This exception does not apply if the withdrawal is to satisfy Section 72(t) requirements under the Internal Revenue Code.


* In connection with Systematic Termination. For unallocated Keogh and certain TSA Deferred Annuities, and the TSA Deferred Annuity for certain Texas institutions of higher education which takes effect when the institution withdraws its endorsement of the TSA Deferred Annuity or if you retire or leave your job according to the requirements of the Texas Optional Retirement Program, you may withdraw your total Account Balance without an early withdrawal charge when the Account Balance is paid in annual


                                                                       B-PPA- 37
    installments based on the following percentages of your Account Balance for that year's withdrawal:

                                  Contract Year
         Year                     1*      2      3       4         5
         Percentage               20%    25%    33 1/3% 50%    remainder
         * Less that Contract Year's withdrawals.

    Any money you withdraw in excess of these percentages in any Contract Year will be subject to early withdrawal charges. You may stop the systematic termination of the Contract. If you ask to restart systematic termination, you begin at the beginning of the schedule listed above.

* If you are disabled and request a total withdrawal. Disability is defined in the Federal Social Security Act. If the Keogh or TSA Deferred Annuity is issued in connection with your retirement plan which is subject to the Employee Retirement Income Security Act of 1974 and if your plan document defines disability, your plan's definition governs.

*   If you retire:

     -- For the Keogh, TSA and 403(a) Deferred Annuities, if there is a plan and you retire according to the requirements of the plan. This exemption does not apply to withdrawals of money transferred into these TSA Deferred Annuities from other investment vehicles on a tax free basis (plus earnings on such amounts).

     -- For the unallocated Keogh Deferred Annuity, if your plan defines retirement and you retire under that definition. If you are a "restricted" participant, according to the terms of the Deferred Annuity, you must have participated in the Deferred Annuity for the time stated in the Contract.

     -- For certain TSA Deferred Annuities without a plan, if you have continuously participated for at least 10 years. This exemption does not apply to withdrawals of money transferred into these TSA Deferred Annuities from other investment vehicles on a tax free basis (plus earnings on such amounts). Continuously participated means that your Contract must be in existence for 10 years prior to the requested withdrawal.

     -- For the allocated Keogh Deferred Annuity, if you have continuously participated for at least 7 years.


     --   For the PEDC Deferred Annuity, if you retire.


     -- For certain TSA Deferred Annuities, if you retired before the Contract was purchased (including money transferred from

B-PPA- 38
          other investment vehicles on a tax free basis plus earnings on that money).

     -- For certain TSA Deferred Annuities, if there is a plan and you retire according to the requirements of the plan.

*   If you leave your job:

     -- For the unallocated Keogh Deferred Annuity, however if you are a "restricted" participant, according to the terms of the Deferred Annuity, you must have participated in the Deferred Annuity for the time stated in the Contract.

     -- For the TSA and 403(a) Deferred Annuities, only if you have continuously participated for at least 10 years. This exemption does not apply to withdrawals of money transferred into TSA and 403(a) Deferred Annuities from other investment vehicles on a tax free basis (plus earnings on such amounts). Continuously participated means that your Contract must be in existence for 10 years prior to the requested withdrawal.

     -- For the allocated Keogh Deferred Annuity, only if you have continuously participated for at least 7 years.


     -- For PEDC, if you leave your job with the employer that bought the Deferred Annuity or the employer in whose arrangement you participate.


     -- For certain TSA Deferred Annuities, if you leave your job with the employer you had at the time you purchased this annuity.

     -- For certain TSA Deferred Annuities, if you left your job before the Contract was purchased (including money transferred from other investment vehicles on a tax free basis plus earnings on that money).

* For Keogh and certain TSA Deferred Annuities, if your plan terminates and the Account Balance is transferred into another annuity contract we issue.


* For PEDC, unallocated Keogh and certain TSA Deferred Annuities, if you suffer from an unforeseen hardship.


* For Keogh Deferred Annuities, if you make a direct transfer to another investment vehicle we have preapproved. For the unallocated Keogh Deferred Annuity, if you are a "restricted" participant, according to the terms of the Deferred Annuity, you also must roll over your Account Balance to a MetLife individual retirement annuity within 120 days after you are eligible to receive a plan distribution.

* For participants in the Teacher Retirement System of Texas who purchase contracts on or after June 1, 2002, if you have continuously participated for 10 years. Continuously participated

                                                                       B-PPA- 39
    means your Contract must be in existence for 10 years prior to the requested withdrawal.


* If you have transferred money which is not subject to a withdrawal charge (because you have satisfied contractual provisions for a withdrawal without the imposition of a contract withdrawal charge) from certain eligible MetLife contracts into the Deferred Annuity, the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.


* If your plan or the group of which you are a participant or member permits account reduction loans, you take an account reduction loan and the withdrawal consists of these account reduction loan amounts.

WHEN A DIFFERENT EARLY WITHDRAWAL CHARGE MAY APPLY

--------------------------------------------------------------------------------
                                                             [WOODSTOCK GRAPHIC]
--------------------------------------------------------------------------------

If you transferred money from certain eligible MetLife contracts into a Deferred Annuity, you may have different early withdrawal charges for these transferred amounts. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.

*   Amounts transferred before January 1, 1996:

    We credit your transfer amounts with the time you held them under your original Contract. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges (determined as previously described) for transferred amounts from your original Contract:

                          During Purchase Payment Year
       Year                     1     2     3     4     5    6 and Beyond
       Percentage              5%    4%    3%    2%    1%         0%

*   Amounts transferred on or after January 1, 1996:

     -- For certain contracts which we issued at least two years before the date of the transfer (except as noted below), we apply the withdrawal charge under your original Contract but not any of the original Contract's exceptions or reductions to the withdrawal charge percentage that do not apply to a Deferred Annuity. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges (determined as previously described) for transferred amounts from your original Contract:

                                 After the Transfer
         Year                     1     2     3     4     5    6 and Beyond
         Percentage              5%    4%    3%    2%    1%         0%

B-PPA- 40

     -- If we issued the other contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase payment, we treat your purchase payments under the other contract as if they were made under the Deferred Annuity as of the date we received them under that contract.

* Alternatively, if provided for in your Deferred Annuity, we credit your purchase payments with the time you held them under your original Contract.

FREE LOOK

--------------------------------------------------------------------------------
[MARCIE READING GRAPHIC]
--------------------------------------------------------------------------------

You may cancel the Deferred Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The time period may also vary depending on your age and whether you purchased the Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your MetLife Designated Office in good order.

DEATH BENEFIT

--------------------------------------------------------------------------------
There is no death benefit for the unallocated Keogh Deferred Annuity.
--------------------------------------------------------------------------------

One of the insurance guarantees we provide you under the Deferred Annuity is that your beneficiaries will be protected against market downturns. You name your beneficiary(ies) for TSA and 403(a) Deferred Annuities. Your beneficiary under a PEDC Deferred Annuity is the trustee or employer. Under a Keogh Deferred Annuity the death benefit is paid to the plan's trustee. If you die during the pay-in phase, the death benefit your beneficiary receives will be the greatest of:

*   Your Account Balance;

* Your highest Account Balance as of December 31 following the end of your fifth Contract Year and at the end of every other five year period. In any case, less any later partial withdrawals, fees and charges; or

*   The total of all of your purchase payments less any partial withdrawals.

In each case, we deduct the amount of any outstanding loans from the death benefit.

For the allocated Keogh Deferred Annuity, your death benefit under the Deferred Annuity will be no more than your Account Balance.

We will only pay the death benefit when we receive both proof of death and instructions for payment in good order.

                                                                       B-PPA- 41

Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum cash payment. In the future, we may permit your beneficiary to have options other than applying the death benefit to a pay-out option or taking a lump sum cash payment.


Where there are multiple beneficiaries, we will only value the death benefit at the time the first beneficiary submits the necessary documentation in good order. Any death benefit amounts attributable to any beneficiary which remain in the investment divisions are subject to investment risk.

PAY-OUT OPTIONS (OR INCOME OPTIONS)
You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. When you are selecting your pay-out option, you will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes, applicable contract fees and outstanding loans), then we apply the net amount to the option. You are not required to hold your Deferred Annuity for any minimum time period before you may annuitize. However, if you annuitize within two years of purchasing the Deferred Annuity, a $350 contract fee applies. The variable pay-out option may not be available in all states.

When considering a pay-out option, you should think about whether you want:

* Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;

--------------------------------------------------------------------------------
 The pay-out phase is often referred to as either "annuitizing" your Contract or an income annuity.
--------------------------------------------------------------------------------


*   A fixed dollar payment or a variable payment; and

*   A refund feature.

Your income payment amount will depend upon your choices. For lifetime options, the age and sex of the measuring lives (annuitants) will also be considered. For example, if you select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if you select a pay-out option with payments over only your lifetime. The terms of the Contract supplement to your Deferred Annuity will determine when your income payments start and the frequency with which you will receive your income payments.

--------------------------------------------------------------------------------

   Should our current immediate annuity rates for a fixed pay-out option provide for greater payments than those quoted in your Contract, we will use the current rates.
--------------------------------------------------------------------------------


By the date specified in your Contract, if you do not either elect to continue the Contract, select a pay-out option or withdraw your entire Account Balance, and your Deferred Annuity was not issued under certain employer retirement plans, we will automatically issue you a life annuity with a 10 year guarantee. In that case, if you do not tell

B-PPA- 42
us otherwise, your Fixed Interest Account balance will be used to provide a Fixed Income Option and your Separate Account balance will be used to provide a variable pay-out option. However, if we do ask you what you want us to do and you do not respond, we may treat your silence as a request by you to continue your Deferred Annuity.

Because the features of variable pay-out options under the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the "Income Annuities" heading for more information.

INCOME ANNUITIES

--------------------------------------------------------------------------------

You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semi-annual or annual basis.
--------------------------------------------------------------------------------

Income Annuities provide you with a regular stream of payments for either your lifetime or a specific period. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that you begin receiving payments immediately or you can apply the Account Balance of the Deferred Annuity to a pay-out option to receive payments during your "pay-out" phase. With an Income Annuity purchased as an immediate annuity and not as a pay-out option to receive payments during your "payout" phase, you may defer receiving payments from us for one year after you have purchased an immediate annuity. You bear any investment risk during any deferral period. The Income Annuity currently may not be available in all states.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


Using proceeds from the following types of arrangements, you may purchase Income Annuities to receive immediate payments:

*   TSA


*   PEDC


*   Keogh

*   403(a)

If you have accumulated amounts in any of the listed investment vehicles, your lump sum withdrawal from that investment vehicle may be used to purchase an appropriate Income Annuity as long as income tax requirements are met.

If your retirement plan has purchased an Income Annuity, your choice of pay-out options may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how you may be affected.

                                                                       B-PPA- 43

INCOME PAYMENT TYPES

Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type for your Income Annuity when you decide to take a pay-out option or at application. The decision is irrevocable.


There are three people who are involved in payments under your Income Annuity:

* Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

--------------------------------------------------------------------------------

                     Many times the Owner and the Annuitant are the same person.

--------------------------------------------------------------------------------


* Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

--------------------------------------------------------------------------------
                                                       [SNOOPY ON BEACH GRAPHIC]
--------------------------------------------------------------------------------


* Beneficiary: the person who receives continuing payments or a lump sum payment if the owner dies.

Your income payment amount will depend in large part on the type of income payment you choose. For example, if you select a "Lifetime Income Annuity for Two," your payments will typically be lower than if you select a "Lifetime Income Annuity." The terms of your Contract will determine when your income payments start and the frequency with which you will receive your income payments. The following income payment types are available:


LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

--------------------------------------------------------------------------------
                                  When deciding how to receive income, consider:
                                                - The amount of income you need;
                          - The amount you expect to receive from other sources;
                                - The growth potential of other investments; and
                                  - How long you would like your income to last.
--------------------------------------------------------------------------------


LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY WITH A REFUND: A variable income that is paid as long as the annuitant is living and guarantees that the total of all income payments will not be less than the purchase payment that we received. If the annuitant dies before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both annuitants are no longer living.

B-PPA- 44

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.


LIFETIME INCOME ANNUITY FOR TWO WITH A REFUND: A variable income that is paid as long as either annuitant is living and guarantees that all income payments will not be less than the purchase payment that we received. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. If both annuitants die before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

--------------------------------------------------------------------------------

Post-tax or after-tax means that your purchase payment for your Income Annuity does not reduce your taxable income or give you a tax reduction.

--------------------------------------------------------------------------------


INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income payment type. If the owner dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.

ALLOCATION

You decide what portion of your income payment is allocated to each of the variable investment divisions.


MINIMUM SIZE OF YOUR INCOME PAYMENT

Your initial income payment must be at least $50. If you live in Massachusetts, the initial income payment must be at least $20. This means the amount used from a Deferred Annuity to provide a pay-out option must be large enough to produce this minimum initial income payment.


                                                                       B-PPA- 45

--------------------------------------------------------------------------------
                                            [SNOOPY WITH ADDING MACHINE GRAPHIC]
--------------------------------------------------------------------------------


THE VALUE OF YOUR INCOME PAYMENTS



ANNUITY UNITS



Annuity units are credited to you when you make a purchase payment or make a reallocation into an investment division. Before we determine the number of annuity units to credit to you, we reduce a purchase payment (but not a reallocation) by any premium taxes and the contract fee, if applicable. We then compute an initial income payment amount using the Assumed Investment Return ("AIR"), your income payment type and the age and sex of the measuring lives. We then divide the initial income payment (allocated to an investment division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. When you reallocate an income payment from an investment division, annuity units supporting that portion of your income payment in that investment division are liquidated.


AIR

--------------------------------------------------------------------------------
          The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity.
--------------------------------------------------------------------------------


Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. The AIR is stated in your Contract and may range from 3% to 6%. The higher your AIR, the higher your initial variable income payment will be. Your next variable income payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next variable income payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the net investment return) is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had elected a higher AIR as changes occur in the investment experience of the investment divisions.


The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract's issue date, then the amount of that payment will be determined on your Contract's issue date.


VALUATION

--------------------------------------------------------------------------------
                                                   [WOODSTOCK AND MONEY GRAPHIC]
--------------------------------------------------------------------------------


This is how we calculate the Annuity Unit Value for each investment division:

* First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the

B-PPA- 46
    underlying Portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of your insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;

* Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

*   Finally, we multiply the previous Annuity Unit Value by this result.

REALLOCATIONS

--------------------------------------------------------------------------------
Once you reallocate your income payment into the Fixed Income Option you may not later reallocate it into an investment division.
--------------------------------------------------------------------------------

You may make reallocations among investment divisions or from the investment divisions to the Fixed Income Option. Once you reallocate your income payment into the Fixed Income Option you may not later reallocate it into an investment division. There is no early withdrawal charge to make a reallocation. If you reside in certain states you may be limited to four options (including the Fixed Interest Option).


Reallocations will be made as of the end of a business day, at the close of the Exchange, if received in good order prior to the close of the Exchange on that business day. All other reallocation requests in good order will be processed our next business day.


For us to process a reallocation, you must tell us:


*   The percentage of the income payment to be reallocated;


* The investment division (or Fixed Income Option) (and the percentages allocated to each) to which you want to reallocate; and


*   The investment division from which you want to reallocate.

We may require that you use our forms to make reallocations.

Frequent requests from contract holders or participants/annuitants to make reallocations/transfers may dilute the value of a Portfolio's shares if the frequent reallocations/transfers involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent reallocations/transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt Portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of

                                                                       B-PPA- 47
the Portfolios, which may in turn adversely affect contract holders and other persons who may have an interest in the Contracts (e.g., participants/annuitants).


We have policies and procedures that attempt to detect and deter frequent reallocations/transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., Western Asset Management Strategic Bond Opportunities, FI International Stock, Harris Oakmark International, MFS(R) Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, BlackRock Strategic Value, Loomis Sayles Small Cap, Russell 2000(R) Index, Franklin Templeton Small Cap Growth, Met/AIM Small Cap Growth, T. Rowe Price Small Cap Growth, American Funds Global Small Capitalization, and Lord Abbett Bond Debenture Portfolios) and we monitor reallocation/transfer activity in those Portfolios (the "Monitored Portfolios"). For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current value; and (3) two or more "round-trips" involving any Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.



We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor reallocation/transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring reallocation/transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive reallocation/transfer activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful reallocation/transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.



Our policies and procedures may result in reallocation/transfer restrictions being applied to deter market timing. Currently, when we detect reallocation/transfer activity in the Monitored Portfolios that exceeds our current reallocation/transfer limits, or other reallocation/transfer activity that we believe may be harmful to other persons who have an interest in the Contracts, we require all future reallocation/transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.


B-PPA- 48

The detection and deterrence of harmful reallocation/transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the reallocation/transfer limits. Our ability to detect and/or restrict such reallocation/transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract holders or participants/annuitants to avoid such detection. Our ability to restrict such reallocation/transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all reallocation/transfer activity that may adversely affect contract holders or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract holder or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.



The portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that we currently may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Portfolios. However, under rules recently adopted by the Securities and Exchange Commission, effective October 16, 2006, we will be required to (1) enter into a written agreement with each Portfolio or its principal underwriter that will obligate us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or reallocations/transfers by specific contract owners who violate the frequent trading policies established by the Portfolio.



In addition, contract holders or participants/annuitants and other persons with interests in the Contracts should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other


                                                                       B-PPA- 49
insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract holders or participants/annuitants) will not be harmed by reallocation/transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios.


In accordance with applicable law, we reserve the right to modify or terminate the reallocation/transfer privilege at any time. We also reserve the right to defer or restrict the reallocation/transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract holder or participant/annuitant). You should read the Portfolio prospectuses for more details.


CONTRACT FEE

A one time $350 contract fee is taken from your purchase payment when you purchase an Income Annuity prior to allocating the remainder of the purchase payment to either the investment divisions and/or the Fixed Income Option. This charge covers our administrative costs including preparation of the Income Annuities, review of applications and recordkeeping. If you select a pay-out option under your Deferred Annuity and you purchased that Deferred Annuity at least two years ago, we will waive the contract fee.

CHARGES

--------------------------------------------------------------------------------
The charges you pay will not reduce the number of annuity units credited to you.
         Instead, we deduct the charges when calculating the Annuity Unit Value.
--------------------------------------------------------------------------------

There are two types of charges you pay if you allocate any of your income payment to the investment divisions:

*   Insurance-related charge; and

*   Investment-related charge.

INSURANCE-RELATED CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amounts you have in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments than we anticipated.

B-PPA- 50

We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Two classes of shares available to the Income Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on the investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES

--------------------------------------------------------------------------------

You do not have a "free look" if you are electing income payments in the pay-out phase of your Deferred Annuity.

--------------------------------------------------------------------------------

Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.


Premium taxes, if applicable, currently range from .5% to 2.35% depending on the Income Annuity you purchased and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.


We also reserve the right to deduct from purchase payments, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

                                                                       B-PPA- 51



B-PPA- 52

FREE LOOK

--------------------------------------------------------------------------------
[LUCY READING GRAPHIC]
--------------------------------------------------------------------------------

You may cancel your Income Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The "free look" may also vary depending on your age and whether you purchased your Income Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payment or the value of your annuity units as of the date your refund request is received at your MetLife Designated Office in good order.

If you do not cancel your Income Annuity during the "free look" period, your decision to purchase the Income Annuity is irrevocable.

                                                                       B-PPA- 53

GENERAL INFORMATION

ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

Send your purchase payments, by check or money order made payable to "MetLife," to your MetLife Designated Office or a MetLife sales office, if that office has been designated for this purpose. (We reserve the right to receive purchase payments by other means acceptable to us.) We will provide you with all necessary forms. We must have all documents in good order to credit your purchase payments.

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in good order at your MetLife Designated Office, except when they are received:

* On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

*   After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

--------------------------------------------------------------------------------
                                             [CHARLIE BROWN WITH LETTER GRAPHIC]
--------------------------------------------------------------------------------


We reserve the right to credit your initial purchase payment to you within two days after its receipt at your MetLife Designated Office or MetLife sales office, if applicable. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Under certain group Deferred Annuities and group Income Annuities, your employer, the trustee of the Keogh plan (if an allocated Deferred Annuity) or the group in which you are a participant or member must identify you on their reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account/Fixed Income Option.

CONFIRMING TRANSACTIONS

You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis,

B-PPA- 54
such as Systematic Withdrawal Program payments and automated investment strategy transfers, may be confirmed quarterly. Salary reduction or deduction purchase payments under TSA Deferred Annuities are confirmed quarterly. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

PROCESSING TRANSACTIONS

We permit you to request transactions by mail and telephone. We make Internet access available to you for your Deferred Annuity. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers/reallocations, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

--------------------------------------------------------------------------------
[CHARLIE BROWN ON PHONE GRAPHIC]
--------------------------------------------------------------------------------


BY TELEPHONE OR INTERNET

You may obtain information and initiate a variety of transactions about your Deferred Annuity by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law. Some of the information and transactions accessible to you include:

*   Account Balance

*   Unit Values

*   Current rates for the Fixed Interest Account

*   Transfers

*   Changes to investment strategies

*   Changes in the allocation of future purchase payments.

--------------------------------------------------------------------------------

You may authorize your sales representative to make telephone transactions on your behalf. You must complete our form and we must agree. This does not apply if you have a Keogh Deferred Annuity or Income Annuity.

--------------------------------------------------------------------------------


Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place reasonable security procedures to insure that instructions communicated are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely

                                                                       B-PPA- 55
event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

Response times for telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of systems.

We are not responsible or liable for:

* any inaccuracy, error, or delay in or omission of any information you transmit or deliver to us; or

* any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are notified of your death before a requested transaction is completed, we will cancel the request. For example, if you request a transfer or withdrawal for a date in the future under a Deferred Annuity and then die before that date, we simply pay the death benefit instead. For Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity so provides. Or, depending on your Income Annuity's provisions, we may continue making payments to a joint annuitant or pay your beneficiary a refund.

THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from you. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners.

VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Accumulation Unit Value and Annuity Unit Value for each investment division once each day when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

When you request a transaction, we will process the transaction using the next available Accumulation Unit Value for Deferred Annuities or Annuity Unit Value for Income Annuities. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.

B-PPA- 56

We reserve the right to suspend or postpone payment for a withdrawal, income payment or transfer/reallocation when:

* rules of the Securities and Exchange Commission so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

* during any other period when the Securities and Exchange Commission by order so permits.

--------------------------------------------------------------------------------


All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.
--------------------------------------------------------------------------------

ADVERTISING PERFORMANCE
We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports.

We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of early withdrawal charges. Early withdrawal charges would reduce performance experience.

AVERAGE ANNUAL TOTAL RETURN calculations ("Standard Performance") reflect all Separate Account charges and applicable early withdrawal charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity. These figures also assume a steady annual rate of return.

For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities and the Income Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Deferred Annuities and the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund,

                                                                       B-PPA- 57

Calvert Fund, Met Investors Fund and American Funds Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuity or Income Annuity had been introduced as of the Portfolio inception date.

We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities and Income Annuities had been introduced as of the Portfolio inception date.

Past performance is no guarantee of future results.

Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and early withdrawal charges.

CHANGES TO YOUR DEFERRED ANNUITY OR
INCOME ANNUITY
We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

*   To operate the Separate Account in any form permitted by law.

* To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations permitted.

B-PPA- 58

* To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

* To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, Met Investors Fund or the shares of another investment company or any other investment permitted by law.

* To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available Portfolio in connection with the Deferred Annuities or Income Annuities.

* To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have a balance or an allocation, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes.

VOTING RIGHTS
Based on our current view of applicable law, you have voting interests under your Deferred Annuity or Income Annuity concerning Metropolitan Fund, Calvert Fund, Met Investors Fund or American Funds proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You will be entitled to give instructions regarding the votes attributable to your Deferred Annuity or Income Annuity in your sole discretion. Under the Keogh Deferred Annuities, participants may instruct you to give us instructions regarding shares deemed attributable to their contributions to the Deferred Annuity. Under the Keogh Deferred Annuities, we will provide you with the number of copies of voting instruction soliciting material that you request so that you may furnish such materials to participants who may give you voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give

                                                                       B-PPA- 59
instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. Shares of the Metropolitan Fund, Met Investors Fund, Calvert Fund or American Funds that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

*   The shares for which voting instructions are received, and

*   The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote each Portfolio's shares based on our judgment.

WHO SELLS THE DEFERRED ANNUITIES AND INCOME ANNUITIES

--------------------------------------------------------------------------------
[SNOOPY AND WOODSTOCK SHAKE HANDS GRAPHIC]
--------------------------------------------------------------------------------


All Deferred Annuities and Income Annuities are sold through our licensed sales representatives. We are registered with the Securities and Exchange Commission as broker-dealers under the Securities Exchange Act of 1934 and we are also members of the National Association of Securities Dealers, Inc. Deferred Annuities and Income Annuities are also sold through other registered broker-dealers. Deferred Annuities and Income Annuities also may be sold through the mail or over the Internet.



The licensed sales representatives and broker-dealers who sell the annuities may be compensated for these sales by payments from us. There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered from the Separate Account charge. The Separate Account does not pay sales commissions. Our sales representatives in our MetLife Resources division must meet a minimum level of sales production in order to maintain employment with us. MetLife sales representatives who are not in our MetLife Resources division ("non-MetLife Resources MetLife sales representatives") must meet a minimum level of sales of proprietary products in order to maintain employment with us.



We make cash payments to non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives for the products they sell and service based upon a "gross dealer concession" model. With respect to Deferred Annuities and Income Annuities, the gross dealer concession ranges from 1.5% to 6% of each purchase


B-PPA- 60
payment and, starting in the second Contract Year, 0.18% of the Account Balance or amount available from which income payments are made each year the Contract is in force for servicing the Deferred Annuity. Gross dealer concession may also be paid when the Contract is annuitized. The amount of this gross dealer concession payable upon annuitization depends on several factors, including the number of years the Deferred Annuity has been in force. Compensation to the sales representative is all or part of the gross dealer concession. Compensation to sales representatives in the MetLife Resources division is based upon premiums and purchase payments applied to all products sold and serviced by the representative. Compensation to non-MetLife Resources MetLife sales representatives is determined based upon a formula that recognizes premiums and purchase payments applied to proprietary products sold and serviced by the representative as well as certain premiums and purchase payments applied to non-proprietary products sold by the representative. Proprietary products are those issued by us or our affiliates. Because one of the factors determining the percentage of gross dealer concession that applies to a non-MetLife Resources MetLife sales representative's compensation is sales of proprietary products, these sales representatives have an incentive to favor the sale of proprietary products. Because non-MetLife Resources MetLife sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sales of proprietary products.



Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers may be eligible for additional cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplemental salary, financial arrangements, marketing support, medical and other insurance benefits, and retirement benefits and other benefits based primarily on the amount of proprietary products sold. Because non-MetLife Resources MetLife sales representatives' and MetLife Resources sales representatives' and their managers' additional cash compensation is based primarily on the sale of proprietary products, non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers have an incentive to favor the sale of proprietary products.



Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.



We also pay the business unit responsible for the operation of our distribution system.



We also offer our sales representatives and their managers non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services


                                                                       B-PPA- 61
that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.



We may also enter into preferred distribution arrangements with certain affiliated brokers-dealers such as New England Securities Corporation, Walnut Street Securities, Inc. and Tower Square Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, we may pay separate, additional compensation to the broker-dealer for services the broker-dealer provides in connection with the distribution of the Contracts. These services may include providing us with access to the distribution network of the broker-dealer, the hiring and training of the brokers-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Contracts.



We pay American Funds Distributors, Inc., the principal underwriter for the American Funds, a percentage of all purchase payments allocated to the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio, the American Funds Global Small Capitalization Portfolio and the American Funds Bond Portfolio for the services it provides in marketing these Portfolios' shares in connection with the Deferred Annuity or Income Annuity.



Gallatin Asset Management, Inc., an affiliate of A.G. Edwards, serves as the sub-investment manager of the Cyclical Growth and Income ETF Portfolio and the Cyclical Growth ETF Portfolio (the "ETF Portfolios"). Accordingly, A.G. Edwards may benefit from assets allocated to the ETF Portfolios to the extent such assets result in profits to Gallatin Asset Management, Inc. (See the SAI for Met Investors Series Trust for information on the investment management fees paid to Gallatin Asset Management, Inc. by Met Investors Advisory, LLC, the investment manager of the ETF Portfolios.) In addition, pursuant to agreements with A.G. Edwards, we pay to them a percentage fee on assets allocated to the ETF Portfolios in this and other contracts issued by us and/or our affiliates. It is conceivable that A.G. Edwards may have an incentive to recommend to customers that they allocate purchase payments and account value to the ETF Portfolios.


From time to time, MetLife pays organizations, associations and non-profit organizations fees to endorse or sponsor MetLife's variable annuity contracts or for access to the organization's members. This compensation is primarily in the form of a flat fee from MetLife and may include other forms of compensation to organizations, including: funding their programs, scholarships, events or awards, such as a principal of the year award; leasing their office space or paying fees

B-PPA- 62
for display space at their events; purchasing advertisements in their publications; or reimbursing or defraying their expenses. In some cases, we hire organizations to perform administrative services for us, for which they are paid a fee based upon a percentage of the Account Balances their members hold in the Contract. We also retain finders and consultants to introduce MetLife to potential clients and for establishing and maintaining relationships between MetLife and various organizations. The finders and consultants are primarily paid flat fees and may be reimbursed for their expenses.


FINANCIAL STATEMENTS

The financial statements and related notes for the Separate Account and MetLife, which are in the SAI and are available from MetLife upon request, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the SAI and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


YOUR SPOUSE'S RIGHTS
If you received your Contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal and loan provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse's rights.

--------------------------------------------------------------------------------
Consult your own tax advisor about your circumstances, any recent tax developments and the impact of state income taxation.
--------------------------------------------------------------------------------


If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.

WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY OR INCOME ANNUITY

We may not cancel your Income Annuity.

We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 36 consecutive months and your Account Balance is less than $2,000, except for the unallocated Keogh Deferred Annuity. For the unallocated Keogh Deferred Annuity we may cancel the Deferred Annuity if we do not receive purchase payments from you for 12 consecutive months and your Account Balance is less than $15,000. If we cancel a Deferred Annuity issued in New York, we will return the full Account Balance. In all other cases, you will receive an amount equal to what you would have received if you had

                                                                       B-PPA- 63
requested a total withdrawal of your Account Balance. Early withdrawal charges may apply. Certain Deferred Annuities do not contain these cancellation provisions.

INCOME TAXES

GENERAL

--------------------------------------------------------------------------------

   Simply stated, income tax rules for Deferred Annuities generally provide that earnings are not subject to tax until withdrawn. This is referred to as tax deferral.

                                                            [PIGGY BANK GRAPHIC]
--------------------------------------------------------------------------------


The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly and to different interpretation. Consult your own tax adviser about your circumstances, any recent tax developments, and the effect of state income taxation. The SAI may have additional tax information.



The designation of an annuitant, beneficiary or other payee who is not also an owner may result in certain tax consequences (including, but not limited to, income tax, estate tax, gift tax, and generation skipping transfer tax) that are not discussed in this Prospectus. You should consult a tax advisor or attorney prior to making any such designation.



MetLife does not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.



To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.



Under current Federal income tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including TSAs) are subject to ordinary income tax and are not eligible for the lower maximum tax rate (15%) currently applicable to long-term capital gains and qualifying dividends.



We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or ERISA (the Employee Retirement Income Security Act of 1974).



The Economic Growth and Tax Relief Reconciliation Act of 2001 made certain changes to Qualified Plans including:



* increasing the contribution limits for Qualified Plans and Traditional and Roth IRAs, starting in 2002;



*   adding "catch-up" contributions for taxpayers age 50 and above; and



*   adding enhanced portability features.


B-PPA- 64

Please note that the changes made by the Economic Growth and Tax Relief Reconciliation Act of 2001 (e.g., increased contribution limits for IRAs and qualified plans) expire after 2010. Additionally not all states and tax jurisdictions may have adopted the increased contribution limits or other of these changes. You should consult your tax adviser regarding these changes.



Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.



Generation-skipping transfer tax. The Code and certain state and local tax laws may impose a liability for certain interests in or payments made to certain beneficiaries and payees ("skip persons") under an annuity contract. The Code generally imposes a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, a family member two or more generations younger than the contract owner. Transfers to, or death benefits paid to a non-family member who is 37 1/2 years younger than the contract owner may also trigger such taxes. We may, if required under the Code or other applicable law, reduce the payments made to a skip person to pay the generation skipping tax or similar tax liability. Consult a tax advisor or attorney prior to naming a beneficiary or other payee under the Income Annuity to determine whether this tax may apply.


GENERAL

Deferred annuities are a means of setting aside money for future needs--usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.


Because these products are intended for retirement, if you make withdrawals before age 59 1/2 you may incur a tax penalty.


--------------------------------------------------------------------------------

Consult your own tax advisor about your circumstances, any recent tax developments and the impact of state income taxation.

--------------------------------------------------------------------------------


QUALIFIED ANNUITIES IN GENERAL



If you purchase your Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity ("IRA"), purchase payments are subject to various limits under the Code including Sections 415(c) and 402(g) depending on whether contributions are made as elective deferrals under salary reduction agreements. Withdrawals and income payments are included


                                                                       B-PPA- 65
in income except for PEDC plans of tax-exempt employers other than state and local governmental entities. The amounts under the Contract and the plan must be held for the exclusive benefit of the participant and his or her beneficiary; and such amounts are not forfeitable and may not be transferred or assigned.


WITHDRAWALS AND INCOME PAYMENTS

--------------------------------------------------------------------------------
   Withdrawals and income payments are included in income except for the portion that represents a return of non-deductible purchase payments.
--------------------------------------------------------------------------------



Withdrawals (other than tax-free transfers or rollovers to individual retirement arrangements under Code Sections 408(a) and 408(b) or other eligible retirement plans) and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. You should retain a record of any non-deductible purchase payments you made and consult your tax advisor for the method of determining portion to be treated as a non-taxable return of your purchase payment.



This portion is generally determined based on a ratio of the amount of all non-deductible purchase payments to your entire interest in all of all your TSAs and 403(b) tax sheltered custodial accounts.



If you are under 59 1/2, you cannot withdraw money from your TSA Contract unless the withdrawal:



* Relates to purchase payments made prior to 1989 (and pre-1989 earnings on those purchase payments).



* Is directly transferred to another permissible investment under a sec.403(b) arrangement;



*   Relates to amounts that are not salary reduction elective deferrals;



* Is received after you die, leave your job or become disabled (as defined by the Code); or



* Is received for financial hardship (but only to the extent of purchase payments), if your plan allows.



Where otherwise permitted to make withdrawals, you may be subject to a 10% penalty tax if you withdraw taxable amounts before you turn age 59 1/2 unless an exception applies.



For taxable withdrawals that are not "eligible rollover distributions," the Code requires different withholding rules. The withholding amounts are determined at the time of payment. In certain instances, you may elect out of these withholding requirements.


B-PPA- 66

MINIMUM DISTRIBUTION REQUIREMENTS


Generally, for all Qualified Plans, you must begin receiving withdrawals from your Contract by April 1 of the calendar year following the later of:



*   The year you turn age 70 1/2 or



* Provided you do not own 5% or more of your employer, and to the extent permitted by your plan and Contract, the year you retire.



You may combine the money required to be withdrawn from each of your TSAs and withdraw this amount from any one or more of them.



Complex rules apply to the determination of the amount of distributions which must be taken over your lifetime or as required distributions after your death. A tax penalty of 50% applies to withdrawals which should have been taken but were not. These rules limit the income payment types available under a qualified contract and the guaranteed period over which income payments can be made (if such a period is selected). A tax penalty of 50% applies to distributions which should have been taken but were not.



In general, proposed regulations issued in 2002 and finalized in 2004 permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Actuarial gain is broadly defined to include changes in the assumed interest rate such as those produced by the specified interest rate under the Income Annuity. Additionally, these proposed regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.



If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Additionally, under the required minimum distribution regulations, if you purchase a life contingent annuity with a guarantee period, such guarantee period may also be limited to a shorter period than the joint and last survivor life expectancy of you and your designated beneficiary, even when such individual is your spouse. Consult your tax advisor.



Final income tax regulations regarding minimum distribution requirements were released in 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of cash value) must be added to the account value in computing the amount required to be distributed over the


                                                                       B-PPA- 67
applicable period. The new rules are not entirely clear and you should consult your own tax advisors as to how these rules affect your own Contract. We will provide you with additional information regarding the amount that is subject to minimum distribution under this new rule.



WITHDRAWALS BEFORE AGE 59 1/2



Payments generally cannot be made from a TSA prior to age 59 1/2, unless the participant dies, becomes disabled or severs from service with his or her employer. Accordingly, if you have not reached age 59 1/2, you should consult a tax advisor prior to purchasing the Income Annuity. If you receive a taxable distribution from your Contract before you reach age 59 1/2, this amount may be subject to a 10% penalty tax in addition to ordinary income taxes.



In general this does not apply to 457 annuities. However, it does apply to distributions from contracts under Section 457(b) plans of employers which are state or local governments to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans.


B-PPA- 68

As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:


--------------------------------------------------------------------------------
[SNOOPY WITH TAX BILL GRAPHIC]
--------------------------------------------------------------------------------



                                       Type of Contract
                          ------------------------------------------
                            TSA
                          and TSA    SIMPLE
                           ERISA     IRA(1)    SEP    PEDC    403(a)
                          -------    ------    ---    ----    ------
In a series of
substantially equal
payments made annually
(or more frequently) for
life or life expectancy
(SEPP)                       x(2)      x        x      x(2)     x(2)
After you die                x         x        x      x        x
After you become totally
disabled (as defined in
the Code)                    x         x        x      x        x
To pay deductible medical
expenses                     x         x        x      x        x
After separation from
service if you are over
55                           x                         x        x
After December 31, 1999
for IRS levies               x         x        x      x        x
To pay medical insurance
premiums if you are
unemployed                             x        x
For qualified higher
education expenses, or                 x        x
For qualified first time
home purchases up to
$10,000                                x        x
Payments to alternate
payees pursuant to
qualified domestic
relations orders             x                         x
(1) For SIMPLE IRAs the tax penalty for early withdrawal is
    generally increased to 25% for withdrawals within the first two years of your participation in the SIMPLE IRA.
(2) You must be separated from service at the time payments begin.


                                          Type of Contract
                                    -----------------------------
                                    TSA         Keogh      403(a)
                                    ---         -----      ------
In a series of substantially equal
payments made annually (or more
frequently) for life or life
expectancy, after you have
separated from service               x            x          x
After you die                        x            x          x
After you become totally disabled
(as defined in the Code)             x            x          x
To pay deductible medical expenses   x            x          x
After separation from service if
you are over age 55 at time of
separation                           x            x          x
After December 31, 1999 for IRS
levies                               x            x          x

                                                                       B-PPA- 69

HURRICANE RELIEF


DISTRIBUTIONS



Your plan may provide for "qualified hurricane distributions" pursuant to the Katrina Emergency Tax Relief Act of 2005 and the Gulf Opportunity Zone Act of 2005. Subject to an aggregate limit of $100,000 among all eligible retirement plans, a participant's qualified hurricane distributions are not subject to the 10% early withdrawal penalty that might otherwise apply to a qualified annuity under Section 72(t).



To the extent a participant "repays" a qualified hurricane distribution by contributing within three years of the distribution date to an eligible retirement plan that accepts rollover contributions, it will generally be treated as a timely direct trustee-to-trustee transfer and will not be subject to income tax. To the extent a participant does not repay a qualified hurricane distribution within three years, he or she will include in distribution in gross income ratably over the three-tax year period, beginning with the tax year in which the distribution is received, unless the participant elects to opt out of three-year averaging by including the qualified hurricane distribution in gross income for the year it is received. Consult your independent tax advisor to determine if hurricane relief is available to your particular situation.


LOANS



Your plan may provide for increased limits and delayed repayment of participant loans, where otherwise permitted by your plan, pursuant to the Katrina Emergency Tax Relief Act of 2005 and the Gulf Opportunity Zone Act of 2005. An eligible retirement plan other than an IRA may allow a plan loan to delay loan repayment by certain individuals affected by Hurricanes Katrina, Rita and Wilma, whose principal places of abode on certain dates were located in statutorily defined disaster areas and who sustained an economic loss due to the hurricane. Generally, if the due date for any repayment with respect to such loan occurs during a period beginning on September 23, 2005 (for purposes of Hurricane Katrina) or October 23, 2005 (for purposes of Hurricanes Rita and Wilma) and ending on December 31, 2006, then such due date may be delayed for one year.
Note: for purposes of these loan rules, an individual cannot be a qualified individual with respect to more than one hurricane. Consult your independent tax advisor to determine if hurricane relief is available to your particular situation.


B-PPA- 70

SYSTEMATIC WITHDRAWAL PROGRAM OR INCOME OPTIONS FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP) (QUALIFIED PLANS EXCEPT FOR PEDC PLANS OF NON-GOVERNMENTAL EMPLOYERS)



If you are considering using the Systematic Withdrawal Program (where made available) under the TSA Annuity or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear under present tax law whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.



If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will generally result in the retroactive imposition of the 10% penalty tax with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Deferred Annuity.



ELIGIBLE ROLLOVER DISTRIBUTIONS AND 20% MANDATORY WITHHOLDING (EXCEPT PEDC)



We are required to withhold 20% of the portion of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. We are not required to withhold this money if you direct us, the trustee or the custodian of the plan to directly rollover your eligible rollover distribution to a Traditional IRA or another eligible retirement plan.



Generally, an "eligible rollover distribution" is any taxable amount you (or a spousal designated beneficiary or "alternate payee" under the Code) receive from your Contract. In certain cases, after-tax amounts may also be considered eligible rollover distributions.



However, it does not include taxable distributions that are:



* Part of a series of substantially equal payments being made at least annually for:



     --   Your life or life expectancy



     --   Both you and your beneficiary's lives or life expectancies or



     --   A specified period of 10 years or more



* Generally, income payments made under a permissible income annuity on or after the required beginning date (as discussed in "Minimum Distribution Requirements") are not eligible rollover distributions



*   Withdrawals to satisfy minimum distribution requirements



*   Certain withdrawals on account of financial hardship


                                                                       B-PPA- 71

Other exceptions to the definition of eligible rollover distribution may exist.



Effective March 28, 2005, certain mandatory distributions made to participants in an amount in excess of $1,000 must be automatically rolled over to an IRA designated by the plan administrator, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan of his or her own choosing. Generally, transitional rules apply as to when plans have to be amended. Special effective date rules apply for governmental plans and church plans.


--------------------------------------------------------------------------------

 You may be subject to the 10% penalty tax if you withdraw money before you turn age 59 1/2.

                                                             [PIGGYBANK GRAPHIC]
--------------------------------------------------------------------------------


AFTER DEATH


If you die on or after required withdrawals begin, payments of your entire remaining interest must be made in a manner and over a period as provided by the Code (and any applicable regulations), generally, at least as rapidly as under the distribution method in effect at your death. The death benefit is generally taxable to the recipient in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable).



Complex rules apply to the calculation of these withdrawals. A tax penalty of 50% applies to required withdrawals which should have been taken but were not.



Your spouse beneficiary may also be able to rollover the proceeds into a Traditional IRA or into another eligible retirement plan in which he or she participates as permitted under the tax law.



If your spouse is your beneficiary, and, if your Contract permits, your spouse may delay the start of income payments until December 31 of the year in which you would have reached age 70 1/2.



If you die before required minimum distribution withdrawals have begun, we must make payment of any remaining interest in the Contract by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.


TSA ANNUITIES

GENERAL


These annuities fall under section 403(b) of the Code which provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under section 501(c)(3) of the Code.



Your Deferred Annuity is for the exclusive benefit of you and your designated beneficiary, it is not forfeitable and you may not transfer it to someone else.



Except for instances of a TSA annuity under which the employer retains all rights on behalf of participants, your employer generally


B-PPA- 72
buys the TSA annuity for you. The Code limits the amount of purchase payments that can be made. In general, contributions to Section 403(b) arrangements are subject to limitations under Sections 402 and 415(c) of the Code (the lesser of 100% of includable compensation or the applicable limit for the year). Purchase payments over this amount may be subject to adverse tax consequences and special rules apply to the withdrawal of excess contributions.



These contributions (as well as any other salary reduction contributions to qualified plans of an employer), are also subject to the aggregate annual limitation under section 402 (g) of the Code as shown below:



                                                Applicable Dollar Limit
For Taxable Years Beginning in Calendar Year    -----------------------
2006 and thereafter......................               $15,000



For participants employed for more than a certain period of time by certain qualified organizations, increased 402(g) limits may be available under the Code. Consult your tax advisor.



The applicable dollar limit under Section 402(g) is increased for eligible participants in the amount of the permissible age 50 and above catch up contributions for the year, which cannot exceed $5000 for 2006, thereafter increased for cost of living increases. These limits apply in the aggregate on a participant basis regardless of the number of TSA, 401(k), SEP or SIMPLE IRA plans in which the employee participates.



Note: Proposed income tax regulations issued in November 2004 would require certain fundamental changes to these arrangements including (a) requirement that there be a written plan document in addition to the annuity contract or sec.403(b)(7) custodial account, (b) significant restrictions on the ability of participants to direct proceeds between 403(b) annuity contracts and (c) additional restrictions on withdrawals of amounts attributable to contributions other than elective deferrals. It is not certain what changes will be adopted in final regulations.



The proposed income tax regulations will generally not be effective until taxable years beginning after December 31, 2006 at the earliest, and may not be relied on until issued in final form. However, certain aspects including a prohibition on the use of life insurance contracts under 403(b) arrangements and rules affecting payroll taxes on certain types of contributions are currently effective unless revised or revoked in final regulations.



LOANS



Some TSA Contract loans will be made only from a Fixed Interest Account balance up to certain limits. In that case, we credit your Fixed Interest Account balance up to the amount of the outstanding


                                                                       B-PPA- 73
loan balance with a rate of interest that is less than the interest rate we charge for the loan.



The Code and applicable income tax regulations limit the amount that may be borrowed from your TSA annuity and all employer plans in the aggregate and also require that loans be repaid, at a minimum, in scheduled level payments over a certain term.



Your Contract will indicate whether contract loans are permitted. The terms of the loan are governed by the Contract and loan agreement. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and Contract prior to taking any loan.



DESIGNATED ROTH ACCOUNTS FOR 403(B)



Effective January 1, 2006, employers that have established and maintain TSA or 401(k) plans (collectively, the "Plan") may also establish a Qualified Roth Contribution Program under Section 402A of the Code ("Designated Roth Accounts") to accept after tax contributions as part of the TSA or 401(k) plan. In accordance with our administrative procedures, on or about May 15, 2006, we may permit these contributions to be made as purchase payments to a Section 403(b) Contract under the following conditions:



* The employer maintaining the plan has demonstrated to our satisfaction that Designated Roth Accounts are permitted under the Plan.



* In accordance with our administrative procedures, the amount of elective deferrals has been irrevocably designated as an after-tax contribution to the Designated Roth Account.



* All state regulatory approvals have been obtained to permit the Contract to accept such after-tax elective deferral contributions (and, where permitted under the Qualified Roth Contribution Program and the Contract, rollovers and trustee-to-trustee transfers from other Designated Roth Accounts).



* In accordance with our procedures and in a form satisfactory to us, we may accept rollovers from other funding vehicles under any Qualified Roth Contribution Program of the same type in which the employee participates as well as trustee-to-trustee transfers from other funding vehicles under the same Qualified Roth Contribution Program for which the participant is making elective deferral contributions to the Contract.



* No other contribution types (including employer contributions, matching contributions, etc.) will be allowed as designated Roth contributions, unless they become permitted under the Code.



* If permitted under the federal tax law, we may permit both pre-tax contributions under a Plan as well as after-tax contributions


B-PPA- 74
    under that Plan's Qualified Roth Contribution Program to be made under the same Contract as well as rollover contributions and contributions by trustee-to-trustee transfers. In such cases, we will account separately for the designated Roth contributions and the earnings thereon from the contributions and earnings made under the pre-tax TSA plan (whether made as elective deferrals, rollover contributions or trustee-to-trustee transfers). As between the pre-tax or traditional Plan and the Qualified Roth Contribution Program, we will allocate any living benefits or death benefits provided under the Contract on a reasonable basis, as permitted under the tax law. However, we reserve the right to require a separate TSA Contract to accept designated Roth TSA contributions.



* We may refuse to accept contributions made as rollovers and trustee-to-trustee transfers, unless we are furnished with a breakdown as between participant contributions and earnings at the time of the contribution.



Many of the federal income tax rules pertaining to Designated Roth Accounts have not yet been finalized. Both you and your employer should consult your and its own tax and legal advisors prior to making or permitting contributions to be made to a Qualified Roth Contribution Program.



The following general tax rules are based on our understanding of the Code and any regulations issued through December 31, 2005, and are subject to change and to different interpretation as well as additional guidance in respect to areas not previously addressed:



* The employer must permit contributions under a pre-tax 403(b) plan in order to permit contributions to be irrevocably designated and made part of the Qualified Roth Contribution Program.



* Elective deferral contributions to the Designated Roth Account must be aggregated with all other elective deferral contributions made by a taxpayer for purposes of the individual Code Section 402(g) limits and the Code
    Section 414(v) limits (age 50+catch-up) as well as contribution limits that apply under the Plan.



* In general, the same tax law rules with respect to restricted monies, triggering events and permitted distributions will apply to the Designated Roth Accounts under the Plan as apply to the traditional pre-tax accounts under the Plan (e.g., death or disability of participant, severance from employment, attainment of age 59 1/2, hardship withdrawals only with respect to contributions, if permitted under the Plan).



* If the amounts have been held under any Designated Roth Account of a participant for at least five years, and are made on account of death, disability, or after attainment of age 59 1/2, then


                                                                       B-PPA- 75
    any withdrawal, distribution or payment of these amounts is generally free of Federal income tax ("Qualified Distribution").



* Unlike Roth IRAs, withdrawals, distributions and payments that do not meet the five year rule will generally be taxed on a pro-rated basis with respect to earnings and after-tax contributions. The 10% penalty tax will generally apply on the same basis as a traditional pre-tax account under the Plan. Additionally, rollover distributions may only be made tax-free into another Designated Roth Account or into a Roth IRA.



* Some states may not permit contributions to be made to a Qualified Roth Contribution Program or may require additional conforming legislation for these rules to become effective.



PEDC


GENERAL


PEDC plans are available to state and local governments and certain tax-exempt organizations as described in PEDC and 457(e)(1) of the Code. The plans are not available for churches and qualified church-controlled organizations.



PEDC annuities maintained by a state or a state or local government are for the exclusive benefit of plan participants and their beneficiaries.



PEDC annuities other than those maintained by state or local governments are solely the property of the employer and are subject to the claims of the employer's general creditors until they are "made available" to you.



Generally, monies in your Contract can not be "made available" to you until you



*   reach age 70 1/2



*   leave your job or your employer changes



*   have an unforeseen emergency (as defined by the Code)



LOANS: In the case of a PEDC plan maintained by a state or local government, the plan may permit loans. The Code and applicable income tax regulations limit the amount that may be borrowed from your PEDC plan and all employer plans in the aggregate and also require that loans be repaid, at a minimum, in scheduled level payments over a certain term.



Your PEDC plan will indicate whether plan loans are permitted. The terms of the loan are governed by your loan agreement with the plan. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax adviser and read your loan agreement and Contract prior to taking any loan.


B-PPA- 76

The tax rules for taxation of distributions and withdrawals work similarly as to those for TSAs. However the 10% penalty tax only applies to distributions and withdrawals that are attributable to rollovers from IRAs and other eligible retirement plans, and do not apply at all to PEDC plans of tax exempt employers other than state or local governmental units. Distributions and withdrawals under a PEDC plan of a tax exempt employer that is not a governmental unit are generally taxed under the rules applicable to wages. Consult your tax adviser.



KEOGH ANNUITIES



GENERAL



Code Section 401(a) pension and profit-sharing plans satisfying certain Code provisions are considered to be "Keogh" plans. The tax rules work similarly to the withdrawal, distribution and eligible distribution rules as under TSAs. However, there may be some differences: consult your tax adviser.



403(a)


GENERAL


The employer adopts a 403(a) plan as a qualified retirement plan to provide benefits to participating employees. The plan generally works in a similar manner as a corporate qualified retirement plan except that the 403(a) plan does not have a trust or a trustee. The tax rules work similarly to the withdrawal, distribution and eligible distribution rules as under TSAs. However, there may be some differences: consult your tax adviser.



LEGAL PROCEEDINGS



In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.



It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.


                                                                       B-PPA- 77

APPENDIX A


PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.

--------------------------------------------------------------------------------
                                                         [LUCY'S TAXES GRAPHICS]
--------------------------------------------------------------------------------



                                            Keogh and           PEDC
                         TSA Deferred    403(a) Deferred    Deferred and
                          and Income       and Income          Income
                          Annuities         Annuities       Annuities(1)
                         ------------    ---------------    ------------
California...........        0.5%              0.5%             2.35%
Maine................         --                --                --
Nevada...............         --                --                --
Puerto Rico(2).......        3.0%              3.0%              3.0%
South Dakota.........         --                --                --
West Virginia........        1.0%              1.0%              1.0%
Wyoming..............         --                --                --


----------------

(1) PREMIUM TAX RATES APPLICABLE TO DEFERRED AND INCOME ANNUITIES PURCHASED UNDER RETIREMENT PLANS OF PUBLIC EMPLOYERS MEETING THE REQUIREMENTS OF SEC.401(a) OF THE CODE ARE INCLUDED UNDER THE COLUMN HEADED "KEOGH AND 403(a) DEFERRED AND INCOME ANNUITIES."

(2) NEW TAX RATES EFFECTIVE JANUARY 1, 2006.


B-PPA- 78

APPENDIX B



ACCUMULATION UNIT VALUES (IN DOLLARS)


This table shows fluctuations in the Accumulation Unit Values for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).



--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF UNITS
                                                          UNIT VALUE AT                  OUTSTANDING AT
                                                            BEGINNING     UNIT VALUE AT   END OF YEAR
FUND NAME                                            YEAR    OF YEAR       END OF YEAR   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------

American Funds Global Small Capitalization Division
  (h)............................................... 2001    $ 14.94         $ 13.62            549
                                                     2002      13.62           10.89          1,291
                                                     2003      10.89           16.52          2,336
                                                     2004      16.52           19.72          3,456
                                                     2005      19.72           24.41          4,905

American Funds Growth Division (h).................. 2001     138.68          118.11            383
                                                     2002     118.11           88.12            925
                                                     2003      88.12          119.07          1,483
                                                     2004     119.07          132.29          1,843
                                                     2005     132.29          151.82          2,087

American Funds Growth-Income Division (h)........... 2001      90.87           87.85            404
                                                     2002      87.85           70.84          1,163
                                                     2003      70.84           92.66          1,753
                                                     2004      92.66          101.01          2,229
                                                     2005     101.01          105.58          2,335

BlackRock Aggressive Growth Division................ 1996      22.35           23.77         43,962
                                                     1997      23.77           25.04         43,359
                                                     1998      25.04           28.12         38,975
                                                     1999      28.12           37.00         31,947
                                                     2000      37.00           33.76         33,051
                                                     2001      33.76           25.42         31,091
                                                     2002      25.42           17.89         27,179
                                                     2003      17.89           24.88         25,244
                                                     2004      24.88           27.76         22,467
                                                     2005      27.76           30.35         19,747


                                                                       B-PPA- 79

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF UNITS
                                                          UNIT VALUE AT                  OUTSTANDING AT
                                                            BEGINNING     UNIT VALUE AT   END OF YEAR
FUND NAME                                            YEAR    OF YEAR       END OF YEAR   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
BlackRock Bond Income Division (c).................. 1996    $ 16.12         $ 16.49         16,604
                                                     1997      16.49           17.89         16,307
                                                     1998      17.89           19.33         20,060
                                                     1999      19.33           18.65         18,535
                                                     2000      18.65           20.49         16,397
                                                     2001      20.49           21.92         18,441
                                                     2002      21.92           23.45         17,570
                                                     2003      23.45           24.52         15,377
                                                     2004      24.52           25.29         13,472
                                                     2005      25.29           25.58         12,152

BlackRock Diversified Division...................... 1996      17.00           19.22         52,053
                                                     1997      19.22           22.89         62,604
                                                     1998      22.89           27.04         73,897
                                                     1999      27.04           29.04         75,126
                                                     2000      29.04           28.98         75,259
                                                     2001      28.98           26.80         66,375
                                                     2002      26.80           22.80         53,831
                                                     2003      22.80           27.15         48,133
                                                     2004      27.15           29.10         42,492
                                                     2005      29.10           29.62         36,977

BlackRock Investment Trust Division................. 1996      17.71           21.37         49,644
                                                     1997      21.37           27.09         60,102
                                                     1998      27.09           34.30         64,053
                                                     1999      34.30           40.13         64,026
                                                     2000      40.13           37.19         62,971
                                                     2001      37.19           30.48         57,292
                                                     2002      30.48           22.24         47,435
                                                     2003      22.24           28.61         42,947
                                                     2004      28.61           31.32         37,874
                                                     2005      31.32           32.05         32,640


B-PPA- 80

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF UNITS
                                                          UNIT VALUE AT                  OUTSTANDING AT
                                                            BEGINNING     UNIT VALUE AT   END OF YEAR
FUND NAME                                            YEAR    OF YEAR       END OF YEAR   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
BlackRock Large Cap Value Division -- Class E (f)... 2002    $ 10.00         $  7.93            284
                                                     2003       7.93           10.60            856
                                                     2004      10.60           11.87          1,487
                                                     2005      11.87           12.39          1,366

BlackRock Legacy Large Cap Growth Division- Class E
  (k)............................................... 2004      10.07           11.06            131
                                                     2005      11.06           11.67            248

BlackRock Strategic Value Division (a).............. 2000      10.00           12.24          4,096
                                                     2001      12.24           14.03         14,485
                                                     2002      14.03           10.90         18,446
                                                     2003      10.90           16.16         18,572
                                                     2004      16.16           18.41         18,476
                                                     2005      18.41           18.94         16,013

Calvert Social Balanced Division.................... 1996      16.80           18.68            995
                                                     1997      18.68           22.15          1,181
                                                     1998      22.15           25.44          1,367
                                                     1999      25.44           28.20          1,453
                                                     2000      28.20           26.98          1,527
                                                     2001      26.98           24.80          1,564
                                                     2002      24.80           21.51          1,499
                                                     2003      21.51           25.35          1,516
                                                     2004      25.35           27.10          1,526
                                                     2005      27.10           28.28          1,501

Davis Venture Value Division (a).................... 2000      30.19           30.79            917
                                                     2001      30.79           27.01          2,072
                                                     2002      27.01           22.31          2,269
                                                     2003      22.31           28.84          2,515
                                                     2004      28.84           32.01          3,015
                                                     2005      32.01           34.87          3,699


                                                                       B-PPA- 81

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF UNITS
                                                          UNIT VALUE AT                  OUTSTANDING AT
                                                            BEGINNING     UNIT VALUE AT   END OF YEAR
FUND NAME                                            YEAR    OF YEAR       END OF YEAR   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
FI International Stock Division..................... 1996    $ 14.19         $ 13.76         17,780
                                                     1997      13.76           13.27         15,865
                                                     1998      13.27           16.07         14,330
                                                     1999      16.07           18.48         13,052
                                                     2000      18.48           16.41         13,980
                                                     2001      16.41           12.87         13,984
                                                     2002      12.87           10.48         13,031
                                                     2003      10.48           13.26         11,727
                                                     2004      13.26           15.48         10,581
                                                     2005      15.48           18.04          9,752

FI Mid Cap Opportunities Division (b)(j)............ 1997      10.00           12.68          7,417
                                                     1998      12.68           17.19         19,026
                                                     1999      17.19           37.85         44,079
                                                     2000      37.85           25.71         57,544
                                                     2001      25.71           15.91         52,028
                                                     2002      15.91           11.16         42,962
                                                     2003      11.16           14.83         38,331
                                                     2004      14.83           17.16         34,048
                                                     2005      17.16           18.13         29,773

FI Value Leaders Division -- Class E (f)............ 2002      23.06           19.03             40
                                                     2003      19.03           23.83            176
                                                     2004      23.83           26.72            294
                                                     2005      26.72           29.18            561

Franklin Templeton Small Cap Growth Division (h).... 2001      10.00            8.80            769
                                                     2002       8.80            6.27          1,420
                                                     2003       6.27            8.98          2,000
                                                     2004       8.98            9.88          1,935
                                                     2005       9.88           10.22          1,816


B-PPA- 82

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF UNITS
                                                          UNIT VALUE AT                  OUTSTANDING AT
                                                            BEGINNING     UNIT VALUE AT   END OF YEAR
FUND NAME                                            YEAR    OF YEAR       END OF YEAR   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
Harris Oakmark Focused Value Division (h)........... 2001    $ 23.96         $ 26.80          2,800
                                                     2002      26.80           24.13          5,044
                                                     2003      24.13           31.61          5,304
                                                     2004      31.61           34.32          5,348
                                                     2005      34.32           37.28          5,417

Harris Oakmark International Division -- Class E
  (f)............................................... 2002      10.60            8.85             42
                                                     2003       8.85           11.82            595
                                                     2004      11.82           14.09          1,794
                                                     2005      14.09           15.90          3,248

Harris Oakmark Large Cap Value Division (e)......... 1998      10.00            9.71            386
                                                     1999       9.71            8.93          3,631
                                                     2000       8.93            9.91          4,947
                                                     2001       9.91           11.59         16,415
                                                     2002      11.59            9.83         19,479
                                                     2003       9.83           12.18         18,737
                                                     2004      12.18           13.40         18,012
                                                     2005      13.40           13.05         16,233

Janus Aggressive Growth Division (g)(h)............. 2001      10.03            7.78          1,023
                                                     2002       7.78            5.33          1,511
                                                     2003       5.33            6.82          1,650
                                                     2004       6.82            7.33          1,575
                                                     2005       7.33            8.24          1,656

Jennison Growth Division (a)(i)..................... 2000       9.81            7.24          2,555
                                                     2001       7.24            4.94          5,527
                                                     2002       4.94            3.47          5,946
                                                     2003       3.47            4.31          6,160
                                                     2004       4.31            4.47          5,447
                                                     2005       4.47            4.98          5,029


                                                                       B-PPA- 83

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF UNITS
                                                          UNIT VALUE AT                  OUTSTANDING AT
                                                            BEGINNING     UNIT VALUE AT   END OF YEAR
FUND NAME                                            YEAR    OF YEAR       END OF YEAR   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
Lazard Mid-Cap Division -- Class E (f).............. 2002    $ 11.41         $  9.70            342
                                                     2003       9.70           12.10            799
                                                     2004      12.10           13.68            970
                                                     2005      13.68           14.62          1,006

Legg Mason Value Equity Division (l)................ 2001       9.39            8.35            494
                                                     2002       8.35            6.58            796
                                                     2003       6.58            7.92            848
                                                     2004       7.92            8.71          1,132
                                                     2005       8.71            9.22          1,086

Lehman Brothers(R) Aggregate Bond Division (e)...... 1998      10.00           10.11            793
                                                     1999      10.11            9.85          7,735
                                                     2000       9.85           10.84         11,149
                                                     2001      10.84           11.51         17,519
                                                     2002      11.51           12.53         20,058
                                                     2003      12.53           12.82         20,045
                                                     2004      12.82           13.18         22,524
                                                     2005      13.18           13.29         21,998

Loomis Sayles Small Cap Division (a)................ 2000      25.78           25.52            353
                                                     2001      25.52           22.98            654
                                                     2002      22.98           17.80            759
                                                     2003      17.80           24.00            812
                                                     2004      24.00           27.58            828
                                                     2005      27.58           29.13            864


B-PPA- 84

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF UNITS
                                                          UNIT VALUE AT                  OUTSTANDING AT
                                                            BEGINNING     UNIT VALUE AT   END OF YEAR
FUND NAME                                            YEAR    OF YEAR       END OF YEAR   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Division (d)............. 1997    $ 10.00         $ 10.50          2,375
                                                     1998      10.50            9.59          3,882
                                                     1999       9.59           11.16          4,708
                                                     2000      11.16           10.92          5,291
                                                     2001      10.92           10.64          5,375
                                                     2002      10.64           10.65          4,922
                                                     2003      10.65           12.57          5,372
                                                     2004      12.57           13.46          5,242
                                                     2005      13.46           13.54          5,163

Met/AIM Small Cap Growth Division -- Class E (f).... 2002      11.24            8.51            130
                                                     2003       8.51           11.68            317
                                                     2004      11.68           12.30            324
                                                     2005      12.30           13.17            360

MetLife Mid Cap Stock Index Division (a)............ 2000      10.00           10.62          5,493
                                                     2001      10.62           10.36          8,080
                                                     2002      10.36            8.71         10,596
                                                     2003       8.71           11.61         11,376
                                                     2004      11.61           13.30          9,541
                                                     2005      13.30           14.75          9,546

MetLife Stock Index Division........................ 1996      18.52           22.43         43,141
                                                     1997      22.43           29.27         58,817
                                                     1998      29.27           37.08         71,204
                                                     1999      37.08           44.24         79,702
                                                     2000      44.24           39.61         83,765
                                                     2001      39.61           34.36         80,855
                                                     2002      34.36           26.36         73,961
                                                     2003      26.36           33.38         69,963
                                                     2004      33.38           36.44         67,011
                                                     2005      36.44           37.66         61,056


                                                                       B-PPA- 85

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF UNITS
                                                          UNIT VALUE AT                  OUTSTANDING AT
                                                            BEGINNING     UNIT VALUE AT   END OF YEAR
FUND NAME                                            YEAR    OF YEAR       END OF YEAR   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
MFS(R) Research International Division (h).......... 2001    $ 10.00         $  8.73            409
                                                     2002       8.73            7.62            830
                                                     2003       7.62            9.96            973
                                                     2004       9.96           11.77          1,281
                                                     2005      11.77           13.58          1,545

MFS(R) Total Return Division -- Class E (k)......... 2004      10.04           10.93            541
                                                     2005      10.93           11.12          1,421

Morgan Stanley EAFE(R) Index Division (e)........... 1998      10.00           10.79            342
                                                     1999      10.79           13.31          3,869
                                                     2000      13.31           11.24          8,034
                                                     2001      11.24            8.69         11,012
                                                     2002       8.69            7.15         12,545
                                                     2003       7.15            9.72         12,719
                                                     2004       9.72           11.49         10,705
                                                     2005      11.49           12.85         10,292

Neuberger Berman Mid Cap Value Division (e)......... 1998      10.00           10.72            297
                                                     1999      10.72           12.46          2,438
                                                     2000      12.46           15.78          7,506
                                                     2001      15.78           15.19          9,094
                                                     2002      15.19           13.56          9,180
                                                     2003      13.56           18.28          9,002
                                                     2004      18.28           22.20         10,312
                                                     2005      22.20           24.61         11,158

Neuberger Berman Real Estate Division -- Class E
  (k)............................................... 2004       9.99           12.86          1,462
                                                     2005      12.86           14.41          3,143

Oppenheimer Capital Appreciation Division -- Class E
  (m)............................................... 2005      10.02           10.90             66


B-PPA- 86

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF UNITS
                                                          UNIT VALUE AT                  OUTSTANDING AT
                                                            BEGINNING     UNIT VALUE AT   END OF YEAR
FUND NAME                                            YEAR    OF YEAR       END OF YEAR   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
Oppenheimer Global Equity Division (b).............. 1997    $ 10.00         $ 10.84          4,826
                                                     1998      10.84           12.42          7,712
                                                     1999      12.42           15.36          9,323
                                                     2000      15.36           14.92         11,687
                                                     2001      14.92           12.37         12,091
                                                     2002      12.37           10.26         10,868
                                                     2003      10.26           13.22         10,017
                                                     2004      13.22           15.20          9,063
                                                     2005      15.20           17.44          8,299

PIMCO Total Return Division (h)..................... 2001      10.00           10.54          2,743
                                                     2002      10.54           11.41          8,941
                                                     2003      11.41           11.78          9,778
                                                     2004      11.78           12.24          9,738
                                                     2005      12.24           12.39         10,726

RCM Global Technology Division (h).................. 2001      10.00            7.44          2,036
                                                     2002       7.44            3.63          2,785
                                                     2003       3.63            5.66          6,380
                                                     2004       5.66            5.35          5,506
                                                     2005       5.35            5.88          4,229

Russell 2000(R) Index Division (e).................. 1998      10.00           10.52            598
                                                     1999      10.52           12.76          5,395
                                                     2000      12.76           12.12          9,113
                                                     2001      12.12           12.08          9,632
                                                     2002      12.08            9.48         10,366
                                                     2003       9.48           13.68         10,958
                                                     2004      13.68           15.92          9,453
                                                     2005      15.92           16.43          8,755


                                                                       B-PPA- 87

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF UNITS
                                                          UNIT VALUE AT                  OUTSTANDING AT
                                                            BEGINNING     UNIT VALUE AT   END OF YEAR
FUND NAME                                            YEAR    OF YEAR       END OF YEAR   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth Division (e)......... 1998    $ 10.00         $ 11.00            407
                                                     1999      11.00           13.28          3,394
                                                     2000      13.28           13.05         12,475
                                                     2001      13.05           11.62         12,077
                                                     2002      11.62            8.80         10,694
                                                     2003       8.80           11.38         10,543
                                                     2004      11.38           12.35          9,722
                                                     2005      12.35           13.00          8,795

T. Rowe Price Mid-Cap Growth Division (h)........... 2001      10.00            8.42          1,519
                                                     2002       8.42            4.66          2,343
                                                     2003       4.66            6.31          3,464
                                                     2004       6.31            7.36          4,024
                                                     2005       7.36            8.35          4,626

T. Rowe Price Small Cap Growth Division (b)......... 1997      10.00           11.75          6,932
                                                     1998      11.75           12.01         13,119
                                                     1999      12.01           15.18         14,007
                                                     2000      15.18           13.63         19,423
                                                     2001      13.63           12.25         18,643
                                                     2002      12.25            8.87         16,729
                                                     2003       8.87           12.34         15,892
                                                     2004      12.34           13.54         14,108
                                                     2005      13.54           14.84         12,484

Western Asset Management Strategic Bond
  Opportunities Division (h)........................ 2001      15.75           16.21            494
                                                     2002      16.21           17.55          1,216
                                                     2003      17.55           19.52          2,157
                                                     2004      19.52           20.55          2,415
                                                     2005      20.55           20.88          3,190


B-PPA- 88

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF UNITS
                                                          UNIT VALUE AT                  OUTSTANDING AT
                                                            BEGINNING     UNIT VALUE AT   END OF YEAR
FUND NAME                                            YEAR    OF YEAR       END OF YEAR   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
Western Asset Management U.S. Government Division
  (h)............................................... 2001    $ 14.55         $ 15.07          1,179
                                                     2002      15.07           16.07          3,844
                                                     2003      16.07           16.13          3,166
                                                     2004      16.13           16.41          2,998
                                                     2005      16.41           16.49          3,100

MetLife Aggressive Allocation Division.............. 2005       9.99           11.17            143

MetLife Conservative Allocation Division............ 2005       9.99           10.32            188

MetLife Conservative to Moderate Allocation
  Division.......................................... 2005       9.99           10.55            824

MetLife Moderate Allocation Division................ 2005       9.99           10.77          1,278

MetLife Moderate to Aggressive Allocation
  Division.......................................... 2005       9.99           11.00            654


----------------------------------------


NOTES:

(a)  Inception Date: July 5, 2000.
(b)  Inception Date: March 3, 1997.
(c) The assets of State Street Research Income Division were merged into this investment division on April 29, 2002.
     Accumulation unit values prior to April 29, 2002 are those of State Street Research Income Division.
(d) The assets of Loomis Sayles High Yield Bond Division were merged into this investment division on April 29, 2002.
     Accumulation unit values prior to April 29, 2002 are those of Loomis Sayles High Yield Bond Division.
(e)  Inception Date: November 9, 1998.
(f)  Inception Date: May 1, 2002.
(g) The assets of Janus Growth Division were merged into the Janus Aggressive Growth Division on April 28, 2003.
     Accumulation unit values prior to April 28, 2003 are those of Janus Growth Division.
(h)  Inception Date: May 1, 2001.
(i) The assets in this investment division merged into the Jennison Growth Division prior to the opening of business on May 2, 2005. This investment division is no longer available.
(j)  The investment division with the name FI Mid Cap
     Opportunities was merged into the Janus Mid Cap Division prior to the opening of business on May 3, 2004 and was renamed FI Mid Cap Opportunities. The investment division with the name FI Mid Cap Opportunities on April 30, 2004 ceased to exist. The accumulation unit values history prior to May 1, 2004 is that of the Janus Mid Cap Division.
(k)  Inception Date: May 1, 2004.
(l) The assets of the MFS(R) Investors Trust Division were merged into the Legg Mason Value Equity Division prior to the opening of business on May 1, 2006. Accumulation unit values prior to May 1, 2006 are those of MFS(R) Investors
     Trust Division.
(m)  Inception Date: May 1, 2005.


                                                                       B-PPA- 89

APPENDIX C


PORTFOLIO LEGAL AND MARKETING NAMES


SERIES FUND/ TRUST                     LEGAL NAME OF PORTFOLIO SERIES                     MARKETING NAME
------------------                 ---------------------------------------    ---------------------------------------
AMERICAN FUNDS INSURANCE SERIES                   Bond Fund                          American Funds Bond Fund
AMERICAN FUNDS INSURANCE SERIES       Global Small Capitalization Fund              American Funds Global Small
                                                                                        Capitalization Fund
AMERICAN FUNDS INSURANCE SERIES              Growth-Income Fund                  American Funds Growth-Income Fund
AMERICAN FUNDS INSURANCE SERIES                  Growth Fund                        American Funds Growth Fund
METROPOLITAN SERIES FUND, INC.        FI International Stock Portfolio           FI International Stock Portfolio
                                                                                            (Fidelity)
METROPOLITAN SERIES FUND, INC.             FI Large Cap Portfolio                FI Large Cap Portfolio (Fidelity)
METROPOLITAN SERIES FUND, INC.       FI Mid Cap Opportunities Portfolio         FI Mid Cap Opportunities Portfolio
                                                                                            (Fidelity)
METROPOLITAN SERIES FUND, INC.           FI Value Leaders Portfolio            FI Value Leaders Portfolio (Fidelity)


B-PPA- 90

APPENDIX D


WHAT YOU NEED TO KNOW IF YOU ARE A TEXAS OPTIONAL
RETIREMENT PROGRAM PARTICIPANT

If you are a participant in the Texas Optional Retirement Program, Texas law permits us to make withdrawals on your behalf only if you die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal you ask for requires a written statement from the appropriate Texas institution of higher education verifying your vesting status and (if applicable) termination of employment. Also, we require a written statement from you that you are not transferring employment to another Texas institution of higher education. If you retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state's matching contribution will be refunded to the appropriate Texas institution. We may change these restrictions or add others without your consent to the extent necessary to maintain compliance with the law.

                                                                       B-PPA- 91

APPENDIX E


TABLE OF CONTENTS FOR THE STATEMENT OF
ADDITIONAL INFORMATION


                                                       PAGE
COVER PAGE...........................................     1
TABLE OF CONTENTS....................................     1
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM........     2
SERVICES.............................................     2
DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE
     DEFERRED ANNUITIES AND INCOME ANNUITIES.........     2
EARLY WITHDRAWAL CHARGE..............................     3
EXPERIENCE FACTOR....................................     3
VARIABLE INCOME PAYMENTS.............................     4
INVESTMENT MANAGEMENT FEES...........................     7
ADVERTISEMENT OF THE SEPARATE ACCOUNT................    11
VOTING RIGHTS........................................    12
ERISA................................................    13
TAXES................................................    14
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT.........   F-1
FINANCIAL STATEMENTS OF METLIFE......................   F-1


[PEANUTS GANG GRAPHIC]


PEANUTS(R) UNITED FEATURE SYNDICATE, INC.


(R)2006 METROPOLITAN LIFE INSURANCE COMPANY


                                                                       B-PPA- 91

                           REQUEST FOR A STATEMENT OF

                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[ ] Metropolitan Life Separate Account E

[ ] Metropolitan Series Fund, Inc.

[ ] Met Investors Series Trust

[ ] Calvert Social Balanced Portfolio

[ ] American Funds Insurance Series

[ ] I have changed my address. My current address is:

-------------------------------
                                    Name -------------------------------
       (Contract Number)
                                 Address -------------------------------
-------------------------------          -------------------------------
          (Signature)                                                zip

Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893

                                                              MAY 1, 2006


FINANCIAL FREEDOM ACCOUNT VARIABLE ANNUITY CONTRACTS ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes group Financial Freedom Account contracts for deferred variable annuities ("Financial Freedom Deferred Annuities") and Financial Freedom immediate variable income annuities ("Financial Freedom Income Annuities"). This Prospectus also describes Enhanced Preference Plus Account Deferred Annuities ("Enhanced Deferred Annuities") and Enhanced Preference Plus Account Income Annuities ("Enhanced Income Annuities").
--------------------------------------------------------------------------------
Y ou decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in the Contract for your Financial Freedom Deferred Annuity or
Financial Freedom Income Annuity. Your choices may include the Fixed Interest Account (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding
Portfolios of the Metropolitan Series Fund, Inc.
("Metropolitan Fund"), Portfolios of the Calvert
Variable Series, Inc. ("Calvert Fund"), Portfolios of the Fidelity Variable Insurance Products Funds
("Fidelity VIP Funds"), Portfolios of the Met
Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series
("American Funds"). For convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.


  FIDELITY MONEY MARKET                      LEGG MASON VALUE EQUITY
  WESTERN ASSET MANAGEMENT U.S. GOVERNMENT   METLIFE STOCK INDEX
  (FORMERLY SALOMON BROTHERS U.S.            AMERICAN FUNDS GLOBAL SMALL
  GOVERNMENT)                                CAPITALIZATION
  BLACKROCK BOND INCOME                      FI MID CAP OPPORTUNITIES
  AMERICAN FUNDS BOND                        LAZARD MID-CAP
  FIDELITY INVESTMENT GRADE BOND             (FORMERLY MET/AIM MID CAP CORE EQUITY)
  LEHMAN BROTHERS(R) AGGREGATE BOND INDEX    METLIFE MID CAP STOCK INDEX
  PIMCO TOTAL RETURN                         FI INTERNATIONAL STOCK
  WESTERN ASSET MANAGEMENT STRATEGIC BOND    HARRIS OAKMARK INTERNATIONAL
  OPPORTUNITIES                              MFS(R) RESEARCH INTERNATIONAL
  (FORMERLY SALOMON BROTHERS STRATEGIC BOND  MORGAN STANLEY EAFE(R) INDEX
  OPPORTUNITIES)                             FIDELITY OVERSEAS
  LORD ABBETT BOND DEBENTURE                 BLACKROCK LEGACY LARGE CAP GROWTH
  PIMCO INFLATION PROTECTED BOND             FI LARGE CAP
  BLACKROCK DIVERSIFIED                      AMERICAN FUNDS GROWTH
  MFS(R) TOTAL RETURN                        FIDELITY GROWTH
  CALVERT SOCIAL BALANCED                    JANUS AGGRESSIVE GROWTH
  NEUBERGER BERMAN REAL ESTATE               JENNISON GROWTH
  HARRIS OAKMARK FOCUSED VALUE               OPPENHEIMER CAPITAL APPRECIATION
  BLACKROCK LARGE CAP VALUE                  T. ROWE PRICE LARGE CAP GROWTH
  DAVIS VENTURE VALUE                        LOOMIS SAYLES SMALL CAP
  FIDELITY EQUITY-INCOME                     RUSSELL 2000(R) INDEX
  FI VALUE LEADERS                           BLACKROCK AGGRESSIVE GROWTH
  HARRIS OAKMARK LARGE CAP VALUE             CALVERT SOCIAL MID CAP GROWTH
  NEUBERGER BERMAN MID CAP VALUE             T. ROWE PRICE MID-CAP GROWTH
  OPPENHEIMER GLOBAL EQUITY                  FRANKLIN TEMPLETON SMALL CAP GROWTH
  BLACKROCK STRATEGIC VALUE                  MET/AIM SMALL CAP GROWTH
  BLACKROCK INVESTMENT TRUST                 T. ROWE PRICE SMALL CAP GROWTH
  AMERICAN FUNDS GROWTH-INCOME               RCM GLOBAL TECHNOLOGY
  ASSET ALLOCATION PORTFOLIOS
  METLIFE CONSERVATIVE ALLOCATION            METLIFE MODERATE TO AGGRESSIVE
  METLIFE CONSERVATIVE TO MODERATE           ALLOCATION
  ALLOCATION                                 METLIFE AGGRESSIVE ALLOCATION
  METLIFE MODERATE ALLOCATION
  EXCHANGE-TRADED FUNDS ("ETF") PORTFOLIOS
  CYCLICAL GROWTH ETF                        CYCLICAL GROWTH AND INCOME ETF


HOW TO LEARN MORE:


Before investing, read this Prospectus. The
Prospectus contains information about the Financial
Freedom Deferred Annuities, Financial Freedom Income
Annuities and Metropolitan Life Separate Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2006.
The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page FFA-126 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:


Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893
Phone: (800) 638-7732

                          [SNOOPY WITH BRIEFCASE GRAPHIC]

The Securities and Exchange Commission has a Web site
(http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

This Prospectus is not valid unless attached to the current Metropolitan Fund, Calvert Fund, Fidelity VIP
Funds, Met Investors Fund and American Funds prospectuses, as applicable, which are attached to the back of this Prospectus. You should also read these prospectuses carefully before purchasing a Financial Freedom Deferred Annuity or Financial
Freedom Income Annuity.

FINANCIAL FREEDOM
DEFERRED ANNUITIES
AVAILABLE:
     --  TSA
     --  403(a)
     --  Non-Qualified (for certain deferred arrangements and plans)

FINANCIAL FREEDOM
INCOME ANNUITIES
AVAILABLE:
     --  TSA
     --  403(a)
     --  Non-Qualified (for certain deferred arrangements and plans)


A WORD ABOUT
INVESTMENT RISK:

An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:
     --  a bank deposit or obligation;
     --  federally insured or guaranteed; or
     --  endorsed by any bank or other financial institution.

                                 [METLIFE LOGO]

ENHANCED DEFERRED

ANNUITIES AVAILABLE:


     --  TSA


     --  403(a)


     --  PEDC


     --  Traditional IRA


     --  Non-Qualified

     --  Non-Qualified (for certain deferred arrangements or plans)


ENHANCED INCOME


ANNUITIES AVAILABLE:


     --  TSA


     --  403(a)


     --  PEDC


     --  Traditional IRA


     --  Non-Qualified

     --  Non-Qualified (for certain deferred arrangements or plans)


A WORD ABOUT

INVESTMENT RISK:


An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:


     --  a bank deposit or obligation;


     --  federally insured or guaranteed; or


     --  endorsed by any bank or other financial institution.


                                 [METLIFE LOGO]


                                                               MAY 1, 2006


ENHANCED PREFERENCE PLUS(R) ACCOUNT VARIABLE ANNUITY
CONTRACTS ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes group Enhanced Preference Plus Account Contracts for deferred variable annuities ("Enhanced Deferred Annuities") and Enhanced Preference Plus immediate variable income annuities ("Enhanced Income Annuities"). This Prospectus also describes Financial Freedom Account Deferred Annuities ("Financial Freedom Deferred Annuities") and Financial Freedom Account Income Annuities ("Financial Freedom Income Annuities").
--------------------------------------------------------------------------------
You decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in the Contract for your Enhanced Deferred Annuity or Enhanced Income
Annuity. Your choices may include the Fixed Interest
Account (not described in this Prospectus) and investment divisions available through Metropolitan
Life Separate Account E which, in turn, invest in the following corresponding Portfolios of the Metropolitan
Series Fund, Inc. ("Metropolitan Fund"), Portfolios of the Calvert Variable Series, Inc. ("Calvert Fund"),
Portfolios of the Fidelity Variable Insurance Products
Funds ("Fidelity VIP Funds"), Portfolios of the Met
Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series
("American Funds"). For convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.


  WESTERN ASSET MANAGEMENT U.S. GOVERNMENT   METLIFE STOCK INDEX
  (FORMERLY, SALOMON BROTHERS U.S.           AMERICAN FUNDS GLOBAL SMALL
  GOVERNMENT)                                CAPITALIZATION
  BLACKROCK BOND INCOME                      FI MID CAP OPPORTUNITIES
  AMERICAN FUNDS BOND                        LAZARD MID-CAP (FORMERLY MET/AIM MID
  FIDELITY INVESTMENT GRADE BOND             CAP CORE EQUITY)
  LEHMAN BROTHERS(R) AGGREGATE BOND INDEX    METLIFE MID CAP STOCK INDEX
  PIMCO TOTAL RETURN                         FI INTERNATIONAL STOCK
  WESTERN ASSET MANAGEMENT STRATEGIC BOND    HARRIS OAKMARK INTERNATIONAL
  OPPORTUNITIES (FORMERLY, SALOMON BROTHERS  MFS(R) RESEARCH INTERNATIONAL
  STRATEGIC BOND OPPORTUNITIES)              MORGAN STANLEY EAFE(R) INDEX
  LORD ABBETT BOND DEBENTURE                 FIDELITY OVERSEAS
  PIMCO INFLATION PROTECTED BOND             BLACKROCK LEGACY LARGE CAP GROWTH
  BLACKROCK DIVERSIFIED                      FI LARGE CAP
  MFS(R) TOTAL RETURN                        AMERICAN FUNDS GROWTH
  CALVERT SOCIAL BALANCED                    FIDELITY GROWTH
  NEUBERGER BERMAN REAL ESTATE               JANUS AGGRESSIVE GROWTH
  HARRIS OAKMARK FOCUSED VALUE               JENNISON GROWTH
  BLACKROCK LARGE CAP VALUE                  OPPENHEIMER CAPITAL APPRECIATION
  DAVIS VENTURE VALUE                        T. ROWE PRICE LARGE CAP GROWTH
  FIDELITY EQUITY-INCOME                     LOOMIS SAYLES SMALL CAP
  FI VALUE LEADERS                           RUSSELL 2000(R) INDEX
  HARRIS OAKMARK LARGE CAP VALUE             BLACKROCK AGGRESSIVE GROWTH
  NEUBERGER BERMAN MID CAP VALUE             CALVERT SOCIAL MID CAP GROWTH
  OPPENHEIMER GLOBAL EQUITY                  T. ROWE PRICE MID-CAP GROWTH
  BLACKROCK STRATEGIC VALUE                  FRANKLIN TEMPLETON SMALL CAP GROWTH
  BLACKROCK INVESTMENT TRUST                 MET/AIM SMALL CAP GROWTH
  AMERICAN FUNDS GROWTH-INCOME               T. ROWE PRICE SMALL CAP GROWTH
  LEGG MASON VALUE EQUITY                    RCM GLOBAL TECHNOLOGY
                             ASSET ALLOCATION PORTFOLIOS
  METLIFE CONSERVATIVE ALLOCATION            METLIFE MODERATE TO AGGRESSIVE
  METLIFE CONSERVATIVE TO MODERATE           ALLOCATION
  ALLOCATION                                 METLIFE AGGRESSIVE ALLOCATION
  METLIFE MODERATE ALLOCATION
                       EXCHANGE-TRADED FUNDS ("ETF") PORTFOLIOS
  CYCLICAL GROWTH ETF                        CYCLICAL GROWTH AND INCOME ETF



HOW TO LEARN MORE:

Before investing, read this Prospectus. The Prospectus contains information about the Enhanced Deferred
Annuities, Enhanced Income Annuities and Metropolitan
Life Separate Account E which you should know before investing. Keep this Prospectus for future reference.
For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2006.
The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page FFA-126 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:

Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893
Phone: (800) 638-7732
                                   (SNOOPY WITH BRIEFCASE GRAPHIC)

The Securities and Exchange Commission has a website
(http://www.sec.gov), which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.


This Prospectus is not valid unless attached to the current Metropolitan Fund, Calvert Fund, Fidelity VIP
Funds, Met Investors Fund and American Funds prospectuses, as applicable, which are attached to the back of this Prospectus. You should also read these prospectuses carefully before purchasing an Enhanced
Deferred Annuity or Enhanced Income Annuity.

TABLE OF CONTENTS



IMPORTANT TERMS YOU SHOULD KNOW............ ...........  FFA-4
TABLE OF EXPENSES................... ..................  FFA-7
ACCUMULATION UNIT VALUES TABLES............ ...........  FFA-20
METLIFE........................ .......................  FFA-21
METROPOLITAN LIFE SEPARATE ACCOUNT E......... .........  FFA-21
VARIABLE ANNUITIES.................. ..................  FFA-21
   A Deferred Annuity..................................  FFA-22
   An Income Annuity...................................  FFA-23
YOUR INVESTMENT CHOICES................ ...............  FFA-23
   Certain Payments We Receive with Regard to the
      Portfolios.......................................  FFA-27
DEFERRED ANNUITIES.................. ..................  FFA-29
   The Deferred Annuity and Your Retirement Plan.......  FFA-30
   Automated Investment Strategies.....................  FFA-30
   Purchase Payments...................................  FFA-32
      Allocation of Purchase Payments..................  FFA-32
      Limits on Purchase Payments......................  FFA-32
   The Value of Your Investment........................  FFA-33
   Transfers...........................................  FFA-33
   Access to Your Money................................  FFA-37
      Account Reduction Loans..........................  FFA-37
      Systematic Withdrawal Program for Enhanced TSA
        and IRA Deferred Annuities.....................  FFA-38
      Minimum Distribution.............................  FFA-40
   Contract Fee........................................  FFA-40
   Account Reduction Loan Fees.........................  FFA-40
   Charges.............................................  FFA-40
      Insurance-Related Charge.........................  FFA-40
      Investment-Related Charge........................  FFA-41
   Premium and Other Taxes.............................  FFA-41
   Early Withdrawal Charges............................  FFA-42
      When No Early Withdrawal Charge Applies..........  FFA-43
      When A Different Early Withdrawal Charge May
        Apply .........................................  FFA-45
   Free Look...........................................  FFA-46
   Death Benefit.......................................  FFA-46
   Pay-out Options (or Income Options).................  FFA-48
INCOME ANNUITIES................... ...................  FFA-49
   Income Payment Types................................  FFA-50
   Allocation..........................................  FFA-51
   Minimum Size of Your Income Payment.................  FFA-51



FFA- 2


   The Value of Your Income Payments...................  FFA-51
   Reallocations.......................................  FFA-53
   Contract Fee........................................  FFA-56
   Charges.............................................  FFA-56
      Insurance-Related Charge.........................  FFA-56
      Investment-Related Charge........................  FFA-56
   Premium and Other Taxes.............................  FFA-57
   Free Look...........................................  FFA-57
GENERAL INFORMATION.................. .................  FFA-57
   Administration......................................  FFA-57
      Purchase Payments................................  FFA-57
      Confirming Transactions..........................  FFA-58
      Processing Transactions..........................  FFA-58
        By Telephone or Internet.......................  FFA-59
        After Your Death...............................  FFA-60
        Third Party Requests...........................  FFA-60
        Valuation -- Suspension of Payments............  FFA-60
   Advertising Performance.............................  FFA-61
   Changes to Your Deferred Annuity or Income Annuity..  FFA-62
   Voting Rights.......................................  FFA-63
   Who Sells the Deferred Annuities and Income
      Annuities .......................................  FFA-64
   Financial Statements................................  FFA-67
   Your Spouse's Rights................................  FFA-67
   When We Can Cancel Your Deferred Annuity or Income
      Annuity..........................................  FFA-68
   Special Charges That Apply If Your Retirement Plan
      Terminates Its Deferred Annuity or Takes Other
      Action ..........................................  FFA-68
INCOME TAXES..................... .....................  FFA-69
LEGAL PROCEEDINGS................... ..................  FFA-98
APPENDIX A PREMIUM TAX TABLE............. .............  FFA-99
APPENDIX B ACCUMULATION UNIT VALUES FOR EACH INVESTMENT
  DIVISION...................... ......................  FFA-100
APPENDIX C TEXAS OPTIONAL RETIREMENT PROGRAM..... .....  FFA-124
APPENDIX D PORTFOLIO LEGAL AND MARKETING NAMES.... ....  FFA-125
APPENDIX E TABLE OF CONTENTS FOR THE STATEMENT OF
  ADDITIONAL INFORMATION............... ...............  FFA-126



--------------------------------------------------------------------------------
(CHARLIE BROWN READING A CHART GRAPHIC)
--------------------------------------------------------------------------------

MetLife does not intend to offer the Deferred Annuities or Income Annuities anywhere they may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities or Income Annuities other than the information in this Prospectus, any attached prospectuses, supplements to the prospectuses or any supplemental sales material we authorize.


                                                                          FFA- 3

--------------------------------------------------------------------------------
(SNOOPY WITH POINTER GRAPHIC)
--------------------------------------------------------------------------------


IMPORTANT TERMS YOU SHOULD KNOW

ACCOUNT BALANCE

When you purchase a Deferred Annuity, an account is set up for you. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account and the Fixed Interest Account, less any account reduction loans.


ACCUMULATION UNIT VALUE


With a Deferred Annuity, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units. Accumulation units are established for each investment division. We determine the value of these accumulation units at the close of the Exchange (see definition below) each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.



ANNUITY UNIT VALUE

With an Income Annuity or variable pay-out option, the money paid-in or reallocated into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time, but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.


ASSUMED INVESTMENT RETURN (AIR)

Under an Income Annuity or variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.


CONTRACT

A Contract is the legal agreement between MetLife and the employer, plan trustee or other entity, or the certificate issued to you under a group annuity contract. This document contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.


FFA- 4

CONTRACT YEAR

Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12 month period. However, depending on underwriting and plan requirements, the first Contract Year may range from the initial three to fifteen months the Deferred Annuity is issued.


DEFERRED ANNUITY

This term is used throughout this Prospectus when we are referring to both Enhanced Deferred Annuities and Financial Freedom Deferred Annuities.


EARLY WITHDRAWAL CHARGE

The early withdrawal charge is the amount we deduct from your Account Balance if you withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.


EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."


INCOME ANNUITY

This term is used throughout this Prospectus when we are referring to both Enhanced Income Annuities and Financial Freedom Income Annuities.


INVESTMENT DIVISION

Investment divisions are subdivisions of the Separate Account. When you allocate a purchase payment or transfer money or make reallocations of your income payment to an investment division, the investment division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, Calvert Fund, Fidelity VIP Funds, Met Investors Fund or American Funds.


METLIFE

MetLife is Metropolitan Life Insurance Company, which is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."


                                                                          FFA- 5

METLIFE DESIGNATED OFFICE

The MetLife Designated Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity or Income Annuity. Your quarterly statement, payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to initiate a request is 1-800-638-7732.

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.


VARIABLE ANNUITY

An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for amounts allocated to the investment divisions in a variable annuity.


YOU

In this Prospectus, depending on the context, "you" may mean either the purchaser of the Deferred Annuity or Income Annuity, the annuitant under an Income Annuity, or the participant or annuitant for whom money is invested under certain group arrangements. In cases where we are referring to giving instructions or making payments to us, for PEDC, sec.451 deferred fee arrangements, sec.451 deferred compensation plans, sec.457(f) deferred compensation plans, sec.457(e)(11) severance and death benefit plans and sec.415(m) qualified governmental excess benefit arrangements, "you" means such trustee or employer.


FFA- 6

TABLE OF EXPENSES -- ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES AND INCOME ANNUITIES


    The following tables describe the fees and expenses you will pay when you buy, hold or withdraw amounts from your Deferred Annuity or Income Annuity. The first table describes charges you will pay at the time you purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or make transfers between the investment divisions of your Deferred Annuity or Income Annuity. The tables do not show premium and other taxes which may apply.

--------------------------------------------------------------------------------

CONTRACT OWNER TRANSACTION EXPENSES

  Sales Load Imposed on Purchase Payments...................        None
  Early Withdrawal Charge (as a percentage of each purchase
     payment funding the withdrawal during the pay-in
     phase) (1).............................................    Up to 7%
  Exchange Fee..............................................        None
  Surrender Fee.............................................        None
  Account Reduction Loan Initiation Fee.....................      $75(2)
  Annual Account Reduction Loan Maintenance Fee (per loan
     outstanding)...........................................      $50(2)
  Transfer Fee..............................................        None

1 AN EARLY WITHDRAWAL CHARGE OF UP TO 7% MAY APPLY IF YOU WITHDRAW PURCHASE PAYMENTS WITHIN 7 YEARS OF WHEN THEY WERE CREDITED TO YOUR DEFERRED ANNUITY. THE CHARGE ON PURCHASE PAYMENTS IS CALCULATED ACCORDING TO THE FOLLOWING
   SCHEDULE:

  DURING PURCHASE PAYMENT YEAR
  1.........................................................     7%
  2.........................................................     6%
  3.........................................................     5%
  4.........................................................     4%
  5.........................................................     3%
  6.........................................................     2%
  7.........................................................     1%
  Thereafter................................................     0%

   THERE ARE TIMES WHEN THE EARLY WITHDRAWAL CHARGE DOES NOT APPLY TO AMOUNTS THAT ARE WITHDRAWN FROM A DEFERRED ANNUITY. FOR EXAMPLE, EACH CONTRACT YEAR YOU MAY TAKE THE GREATER OF 20% (10% FOR CERTAIN ENHANCED DEFERRED ANNUITIES) OF YOUR ACCOUNT BALANCE OR YOUR PURCHASE PAYMENTS MADE OVER 7 YEARS AGO FREE OF EARLY WITHDRAWAL CHARGES. THERE ARE NO EARLY WITHDRAWAL CHARGES APPLIED TO THE ENHANCED NON-QUALIFIED DEFERRED ANNUITIES FOR SEC.457(F) DEFERRED COMPENSATION PLANS, SEC.451 DEFERRED FEE ARRANGEMENTS, SEC.451 DEFERRED COMPENSATION PLANS AND SEC.457(3)(11) SEVERANCE AND DEATH BENEFIT PLANS.

2 EITHER OR BOTH FEES MAY BE WAIVED FOR CERTAIN GROUPS. THE LOAN MAINTENANCE FEE IS PAID ON A QUARTERLY BASIS AT THE END OF EACH QUARTER ON A PRO-RATA BASIS FROM THE INVESTMENT DIVISIONS AND THE FIXED INTEREST ACCOUNT IN WHICH YOU THEN HAVE A BALANCE.
--------------------------------------------------------------------------------

The second table describes the fees and expenses that you will bear periodically during the time you hold the Deferred Annuity or Income Annuity, but does not include fees and expenses for the Portfolios.

Annual Contract Fee(3)..........................................................................     None
Separate Account Charge (as a percentage of your average account value)(4)
  General Administrative Expenses Charge........................................................     .20%
  Mortality and Expense Risk Charge.............................................................     .75%
  Total Separate Account Charge.........................  Current and Maximum Guaranteed Charge:     .95%

3 A $20 ANNUAL CONTRACT FEE MAY BE IMPOSED ON MONEY IN THE FIXED INTEREST ACCOUNT. THIS FEE MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES.

4 PURSUANT TO THE TERMS OF THE CONTRACT, OUR TOTAL SEPARATE ACCOUNT CHARGE WILL NOT EXCEED .95% OF YOUR AVERAGE BALANCE IN THE INVESTMENT DIVISIONS. FOR PURPOSES OF PRESENTATION HERE, WE ESTIMATED THE ALLOCATION BETWEEN GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK CHARGE FOR DEFERRED ANNUITIES OR THE AMOUNT OF UNDERLYING PORTFOLIO SHARES WE HAVE DESIGNATED IN THE INVESTMENT DIVISIONS TO GENERATE YOUR INCOME PAYMENTS FOR INCOME ANNUITIES.
--------------------------------------------------------------------------------


                                                                          FFA- 7

The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold the Deferred Annuity or the Income Annuity. All of the Portfolios listed below are Class A except for the BlackRock Large Cap Value, FI Value Leaders, Lazard Mid-Cap, Met/AIM Small Cap Growth, Neuberger Berman Real Estate, BlackRock Legacy Large Cap Growth, Oppenheimer Capital Appreciation, FI Large Cap, PIMCO Inflation Protected Bond, Cyclical Growth ETF, Cyclical Growth and Income ETF and Harris Oakmark International Portfolios, which are Class E Portfolios, the Portfolios of the Fidelity VIP Funds which are Initial Class Portfolios and the Portfolios of the American Funds, which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund, the Calvert Fund, the Fidelity VIP Funds and the American Funds fees and expenses are contained in their respective prospectuses.



                                                                                                         Minimum   Maximum
Total Annual Metropolitan Fund, Met Investors Fund, Calvert Fund, Fidelity VIP Funds and American Funds  -------   -------
  Operating Expenses for the fiscal year ending December 31, 2005 (expenses that are deducted from
     these Funds' assets include management fees, distribution fees (12b-1 fees) and other expenses)...   0.29%     8.27%
  After Waiver and/or Reimbursement of Expenses(5)(6)(7)...                                               0.28%     1.20%



5 MET INVESTORS ADVISORY LLC ("METLIFE INVESTORS") AND MET INVESTORS FUND HAVE ENTERED INTO AN EXPENSE LIMITATION AGREEMENT UNDER WHICH MET INVESTORS FUND HAS AGREED TO WAIVE OR LIMIT ITS FEES AND TO ASSUME OTHER EXPENSES SO THAT THE TOTAL ANNUAL EXPENSES OF EACH PORTFOLIO (OTHER THAN INTEREST, TAXES, BROKERAGE COMMISSIONS, OTHER EXPENDITURES WHICH ARE CAPITALIZED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND OTHER EXTRAORDINARY EXPENSES NOT INCURRED IN THE ORDINARY COURSE OF EACH PORTFOLIO'S BUSINESS) WILL NOT EXCEED, AT ANY TIME PRIOR TO APRIL 30, 2007, THE FOLLOWING
   PERCENTAGES: 1.25% FOR THE HARRIS OAKMARK INTERNATIONAL PORTFOLIO (CLASS E), 0.90% FOR THE JANUS AGGRESSIVE GROWTH PORTFOLIO, 1.05% FOR THE LAZARD MID-CAP PORTFOLIO (CLASS E), 1.20% FOR THE MET/AIM SMALL CAP GROWTH PORTFOLIO (CLASS
   E), 1.00% FOR THE MFS(R) RESEARCH INTERNATIONAL PORTFOLIO, 0.80% FOR THE PIMCO INFLATION PROTECTED BOND PORTFOLIO (CLASS E), 1.05% FOR THE NEUBERGER BERMAN REAL ESTATE PORTFOLIO (CLASS E), 0.90% FOR THE OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO (CLASS E), 1.10% FOR THE RCM GLOBAL TECHNOLOGY PORTFOLIO, 0.70% FOR THE CYCLICAL GROWTH ETF PORTFOLIO (CLASS E), 0.70% FOR THE CYCLICAL GROWTH AND INCOME ETF PORTFOLIO (CLASS E) AND 0.90% FOR THE T. ROWE PRICE MID-CAP GROWTH PORTFOLIO. UNDER CERTAIN CIRCUMSTANCES, ANY FEES WAIVED OR EXPENSES REIMBURSED BY METLIFE INVESTORS MAY, WITH THE APPROVAL OF THE TRUST'S BOARD OF TRUSTEES, BE REPAID BY THE APPLICABLE PORTFOLIO TO METLIFE INVESTORS. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED. SEE THE ATTACHED PROSPECTUS FOR THE MET INVESTORS FUND FOR MORE INFORMATION ABOUT THE AGREEMENT TO WAIVE OR LIMIT FEES AND TO ASSUME OTHER EXPENSES BETWEEN METLIFE INVESTORS AND THE MET INVESTORS FUND. THE FEE TABLE DOES NOT REFLECT A BROKERAGE COMMISSION RECAPTURE. AFTER THE COMMISSION RECAPTURE, ACTUAL EXPENSES OF THE RCM GLOBAL TECHNOLOGY PORTFOLIO WERE 1.10%.



6 PURSUANT TO AN EXPENSE AGREEMENT, METLIFE ADVISERS, LLC ("METLIFE ADVISERS") HAS AGREED TO WAIVE ITS INVESTMENT MANAGEMENT FEE OR PAY OPERATING EXPENSES (EXCLUSIVE OF BROKERAGE COSTS, INTEREST, TAXES AND EXTRAORDINARY EXPENSES, UNDERLYING PORTFOLIO INVESTMENT MANAGEMENT FEES AND EXPENSES) AS NECESSARY TO LIMIT THE TOTAL OF SUCH EXPENSES TO THE ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF THE FOLLOWING PORTFOLIOS AS INDICATED:



                         PORTFOLIO                            PERCENTAGE
                         ---------                            ----------
METLIFE CONSERVATIVE ALLOCATION PORTFOLIO                        0.10
METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO            0.10
METLIFE MODERATE ALLOCATION PORTFOLIO                            0.10
METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO              0.10
METLIFE AGGRESSIVE ALLOCATION PORTFOLIO                          0.10
FI LARGE CAP PORTFOLIO (CLASS E)                                 1.10



   THIS WAIVER OR AGREEMENT TO PAY IS SUBJECT TO THE OBLIGATION OF EACH CLASS OF THE PORTFOLIO (EXCEPT FI LARGE CAP PORTFOLIO) SEPARATELY TO REPAY METLIFE ADVISERS SUCH EXPENSES IN FUTURE YEARS, IF ANY, WHEN THE PORTFOLIO'S CLASS'S EXPENSES FALL BELOW THE ABOVE PERCENTAGES IF CERTAIN CONDITIONS ARE MET. THE AGREEMENT MAY BE TERMINATED AT ANY TIME AFTER APRIL 30, 2007. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED.



   METLIFE ADVISERS HAS ALSO AGREED TO WAIVE A PORTION OF ITS INVESTMENT MANAGEMENT FEE UNTIL AT LEAST APRIL 30, 2007 FOR THE FOLLOWING PORTFOLIOS IN THE PERCENTAGE AMOUNTS SPECIFIED BELOW:



                         PORTFOLIO                                         WAIVED PERCENTAGE
                         ---------                                         -----------------
LOOMIS SAYLES SMALL CAP PORTFOLIO                                                    0.050% ON ALL ASSETS
LEHMAN BROTHERS(R) AGGREGATE BOND INDEX PORTFOLIO                                    0.006% ON ALL ASSETS
METLIFE STOCK INDEX PORTFOLIO                                                        0.007% ON ALL ASSETS
METLIFE MID CAP STOCK INDEX PORTFOLIO                                                0.007% ON ALL ASSETS
RUSSELL 2000(R) INDEX PORTFOLIO                                                      0.007% ON ALL ASSETS
MORGAN STANLEY EAFE(R) INDEX PORTFOLIO                                               0.007% ON ALL ASSETS
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO                        0.015% ON THE FIRST $50 MILLION OF ASSETS
BLACKROCK BOND INCOME PORTFOLIO                                  0.025% ON ASSETS IN EXCESS OF $1 BILLION
                                                                                 AND LESS THAN $2 BILLION


   THE EFFECT OF SUCH WAIVER IS THAT PERFORMANCE RESULTS ARE INCREASED. SEE THE ATTACHED PROSPECTUS FOR THE METROPOLITAN FUND FOR MORE INFORMATION ABOUT THE AGREEMENT TO WAIVE OR LIMIT FEES AND TO ASSUME OTHER EXPENSES BETWEEN METLIFE ADVISERS AND THE METROPOLITAN FUND.


7 "OTHER EXPENSES" ARE BASED ON THE PORTFOLIO'S MOST RECENT FISCAL YEAR. THE MANAGEMENT FEES INCLUDE THE SUBADVISORY FEES PAID BY THE ADVISOR CALVERT ASSET MANAGEMENT COMPANY, INC. AND THE ADMINISTRATIVE FEE PAID BY THE FUND TO CALVERT ADMINISTRATIVE SERVICES COMPANY, INC., AN AFFILIATE OF CALVERT.



FFA- 8

                                                                           C             A+B+C=D
METROPOLITAN FUND ANNUAL EXPENSES                 A            B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2005      MANAGEMENT     12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets)(9)       FEES        FEES    REIMBURSEMENT    REIMBURSEMENT
----------------------------------------------------------------------------------------------------
Western Asset Management U.S. Government
  Portfolio(8)(28)..................             0.54        0.00         0.07             0.61
BlackRock Bond Income
  Portfolio(6)(8)(12)(23)...........             0.40        0.00         0.07             0.47
Lehman Brothers(R) Aggregate Bond Index
  Portfolio(6)......................             0.25        0.00         0.06             0.31
Western Asset Management Strategic Bond
  Opportunities Portfolio(8)(28)....             0.65        0.00         0.10             0.75
BlackRock Diversified Portfolio(8)(23)...        0.44        0.00         0.06             0.50
MFS(R) Total Return Portfolio(21)...             0.57        0.00         0.16             0.73
Harris Oakmark Focused Value
  Portfolio(8)......................             0.73        0.00         0.04             0.77
BlackRock Large Cap Value Portfolio (Class
  E)(6)(8)(10)(23)..................             0.70        0.15         0.15             1.00
Davis Venture Value Portfolio(8)....             0.72        0.00         0.04             0.76
FI Value Leaders Portfolio (Class
  E)(8)(10).........................             0.66        0.15         0.07             0.88
Harris Oakmark Large Cap Value
  Portfolio(8)......................             0.72        0.00         0.06             0.78
Neuberger Berman Mid Cap Value
  Portfolio(8)......................             0.67        0.00         0.09             0.76
Oppenheimer Global Equity
  Portfolio(8)(25)..................             0.60        0.00         0.33             0.93
BlackRock Strategic Value
  Portfolio(8)(23)..................             0.83        0.00         0.06             0.89
BlackRock Investment Trust
  Portfolio(8)(23)..................             0.49        0.00         0.06             0.55
MetLife Stock Index Portfolio(6)....             0.25        0.00         0.04             0.29
FI Mid Cap Opportunities
  Portfolio(8)(19)..................             0.68        0.00         0.07             0.75
MetLife Mid Cap Stock Index
  Portfolio(6)......................             0.25        0.00         0.09             0.34
FI International Stock Portfolio(8)(20)...       0.86        0.00         0.20             1.06
Morgan Stanley EAFE(R) Index
  Portfolio(6)......................             0.30        0.00         0.22             0.52
BlackRock Legacy Large Cap Growth
  Portfolio (Class E)(8)(10)(23)....             0.73        0.15         0.07             0.95
FI Large Cap Portfolio (Class
  E)(6)(8)(10)(32)..................             0.80        0.15         0.06             1.01
Jennison Growth Portfolio(8)(24)....             0.64        0.00         0.05             0.69
T. Rowe Price Large Cap Growth
  Portfolio(6)(8)...................             0.60        0.00         0.12             0.72
Loomis Sayles Small Cap Portfolio(6)(8)...       0.90        0.00         0.08             0.98
Russell 2000(R) Index Portfolio(6)...            0.25        0.00         0.11             0.36
BlackRock Aggressive Growth
  Portfolio(8)(23)..................             0.73        0.00         0.06             0.79
Franklin Templeton Small Cap Growth
  Portfolio(8)......................             0.90        0.00         0.23             1.13
T. Rowe Price Small Cap Growth
  Portfolio(8)......................             0.51        0.00         0.09             0.60

                                                               D-E=F
METROPOLITAN FUND ANNUAL EXPENSES                 E        TOTAL EXPENSES
for fiscal year ending December 31, 2005       WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)(9)  REIMBURSEMENT  REIMBURSEMENT
------------------------------------------  -----------------------------
Western Asset Management U.S. Government
  Portfolio(8)(28)..................             0.00           0.61
BlackRock Bond Income
  Portfolio(6)(8)(12)(23)...........             0.00           0.47
Lehman Brothers(R) Aggregate Bond Index
  Portfolio(6)......................             0.01           0.30
Western Asset Management Strategic Bond
  Opportunities Portfolio(8)(28)....             0.00           0.75
BlackRock Diversified Portfolio(8)(23)...        0.00           0.50
MFS(R) Total Return Portfolio(21)...             0.00           0.73
Harris Oakmark Focused Value
  Portfolio(8)......................             0.00           0.77
BlackRock Large Cap Value Portfolio (Class
  E)(6)(8)(10)(23)..................             0.00           1.00
Davis Venture Value Portfolio(8)....             0.00           0.76
FI Value Leaders Portfolio (Class
  E)(8)(10).........................             0.00           0.88
Harris Oakmark Large Cap Value
  Portfolio(8)......................             0.00           0.78
Neuberger Berman Mid Cap Value
  Portfolio(8)......................             0.00           0.76
Oppenheimer Global Equity
  Portfolio(8)(25)..................             0.00           0.93
BlackRock Strategic Value
  Portfolio(8)(23)..................             0.00           0.89
BlackRock Investment Trust
  Portfolio(8)(23)..................             0.00           0.55
MetLife Stock Index Portfolio(6)....             0.01           0.28
FI Mid Cap Opportunities
  Portfolio(8)(19)..................             0.00           0.75
MetLife Mid Cap Stock Index
  Portfolio(6)......................             0.01           0.33
FI International Stock Portfolio(8)(20)...       0.00           1.06
Morgan Stanley EAFE(R) Index
  Portfolio(6)......................             0.01           0.51
BlackRock Legacy Large Cap Growth
  Portfolio (Class E)(8)(10)(23)....             0.00           0.95
FI Large Cap Portfolio (Class
  E)(6)(8)(10)(32)..................             0.00           1.01
Jennison Growth Portfolio(8)(24)....             0.00           0.69
T. Rowe Price Large Cap Growth
  Portfolio(6)(8)...................             0.00           0.72
Loomis Sayles Small Cap Portfolio(6)(8)...       0.05           0.93
Russell 2000(R) Index Portfolio(6)...            0.01           0.35
BlackRock Aggressive Growth
  Portfolio(8)(23)..................             0.00           0.79
Franklin Templeton Small Cap Growth
  Portfolio(8)......................             0.00           1.13
T. Rowe Price Small Cap Growth
  Portfolio(8)......................             0.00           0.60



                                                    B              A+B=C
                                     A        OTHER EXPENSES   TOTAL EXPENSES
                                 MANAGEMENT       BEFORE       BEFORE WAIVER/
ASSET ALLOCATION PORTFOLIOS         FEES      REIMBURSEMENT    REIMBURSEMENT
-----------------------------------------------------------------------------
MetLife Conservative Allocation
  Portfolio(6)(27).............     0.10           0.95             1.05
MetLife Conservative to
  Moderate Allocation
  Portfolio(6)(27).............     0.10           0.31             0.41
MetLife Moderate Allocation
  Portfolio(6)(27).............     0.10           0.19             0.29
MetLife Moderate to Aggressive
  Allocation
  Portfolio(6)(27).............     0.10           0.24             0.34
MetLife Aggressive Allocation
  Portfolio(6)(27).............     0.10           1.66             1.76

                                                                                                TOTAL EXPENSES FOR
                                                        C-D=E            TOTAL EXPENSES         THE PORTFOLIO AND
                                        D          TOTAL EXPENSES        AFTER WAIVER/        UNDERLYING PORTFOLIOS
                                     WAIVER/        AFTER WAIVER/      REIMBURSEMENT FOR          AFTER WAIVER/
ASSET ALLOCATION PORTFOLIOS       REIMBURSEMENT     REIMBURSEMENT    UNDERLYING PORTFOLIOS        REIMBURSEMENT
-------------------------------  -----------------------------------------------------------------------------------
MetLife Conservative Allocation
  Portfolio(6)(27).............       0.95              0.10                  0.63                     0.73
MetLife Conservative to
  Moderate Allocation
  Portfolio(6)(27).............       0.31              0.10                  0.65                     0.75
MetLife Moderate Allocation
  Portfolio(6)(27).............       0.19              0.10                  0.69                     0.79
MetLife Moderate to Aggressive
  Allocation
  Portfolio(6)(27).............       0.24              0.10                  0.71                     0.81
MetLife Aggressive Allocation
  Portfolio(6)(27).............       1.66              0.10                  0.72                     0.82



                                                                          FFA- 9

                                                                      B              A+B=C                            C-D=E
CALVERT FUND ANNUAL EXPENSES                           A        OTHER EXPENSES   TOTAL EXPENSES                   TOTAL EXPENSES
for fiscal year ending December 31, 2005           MANAGEMENT       BEFORE           BEFORE             D             AFTER
(as a percentage of average net assets)               FEES      REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT   REIMBURSEMENT
--------------------------------------------------------------------------------------------------------------------------------
Calvert Social Balanced Portfolio(7).............     0.70           0.22             0.92            0.00             0.92
Calvert Social Mid Cap Growth Portfolio(7)(11)...     0.90           0.30             1.20            0.00             1.20



                                                                      B              A+B=C                            C-D=E
FIDELITY VIP FUNDS INITIAL CLASS ANNUAL EXPENSES       A        OTHER EXPENSES   TOTAL EXPENSES                   TOTAL EXPENSES
for fiscal year ending December 31, 2005           MANAGEMENT       BEFORE           BEFORE             D             AFTER
(as a percentage of average net assets)(13)           FEES      REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT   REIMBURSEMENT
--------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Investment Grade Bond Portfolio.....     0.36           0.13             0.49            0.00             0.49
Fidelity VIP Equity-Income Portfolio(14).........     0.47           0.09             0.56            0.00             0.56
Fidelity VIP Overseas Portfolio(14)..............     0.72           0.17             0.89            0.00             0.89
Fidelity VIP Growth Portfolio(14)................     0.57           0.10             0.67            0.00             0.67



                                                                                     A+B+C=D
                                                                       C          TOTAL EXPENSES                       D-E=F
MET INVESTORS FUND ANNUAL EXPENSES              A          B     OTHER EXPENSES       BEFORE             E         TOTAL EXPENSES
for fiscal year ending December 31, 2005    MANAGEMENT   12b-1       BEFORE          WAIVER/          WAIVER/      AFTER WAIVER/
(as a percentage of average net assets)(9)     FEES      FEES    REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT   REIMBURSEMENT
---------------------------------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio(22)..........     0.50      0.00         0.07             0.57             0.00            0.57
Lord Abbett Bond Debenture
  Portfolio(8)(12)........................     0.51      0.00         0.05             0.56             0.00            0.56
PIMCO Inflation Protected Bond Portfolio
  (Class E)(5)(10)(32)....................     0.50      0.15         0.05             0.70             0.00            0.70
Neuberger Berman Real Estate Portfolio
  (Class E)(5)(8)(10).....................     0.67      0.15         0.03             0.85             0.00            0.85
Legg Mason Value Equity
  Portfolio(5)(6)(18)(29).................     0.70      0.00         7.57             8.27             7.47            0.80
Lazard Mid-Cap Portfolio (Class
  E)(5)(8)(10)(30)........................     0.70      0.15         0.09             0.94             0.00            0.94
Harris Oakmark International Portfolio
  (Class E)(5)(8)(10)(15).................     0.82      0.15         0.13             1.10             0.00            1.10
MFS(R) Research International
  Portfolio(5)(8)(22).....................     0.74      0.00         0.22             0.96             0.00            0.96
Janus Aggressive Growth
  Portfolio(5)(8)(17).....................     0.67      0.00         0.05             0.72             0.00            0.72
Oppenheimer Capital Appreciation Portfolio
  (Class E)(5)(8)(10)(22).................     0.59      0.15         0.09             0.83             0.00            0.83
T. Rowe Price Mid-Cap Growth
  Portfolio(5)(16)........................     0.75      0.00         0.07             0.82             0.00            0.82
Met/AIM Small Cap Growth Portfolio (Class
  E)(5)(8)(10)(22)........................     0.90      0.15         0.11             1.16             0.00            1.16
RCM Global Technology
  Portfolio(5)(8)(22)(26).................     0.92      0.00         0.27             1.19             0.00            1.19



                                                                    C             A+B+C=D
                                             A          B     OTHER EXPENSES   TOTAL EXPENSES
                                         MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
ETF PORTFOLIOS(10)                          FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
---------------------------------------------------------------------------------------------
Cyclical Growth ETF Portfolio (Class
  E)(5)(31)(32)........................     0.45      0.15         1.89             2.49
Cyclical Growth and Income ETF
  Portfolio (Class E)(5)(31)(32).......     0.45      0.15         3.03             3.63

                                                                               TOTAL EXPENSES FOR
                                                                D-E=F          THE PORTFOLIO AND
                                                E          TOTAL EXPENSES    UNDERLYING PORTFOLIOS
                                             WAIVER/        AFTER WAIVER/        AFTER WAIVER/
ETF PORTFOLIOS(10)                        REIMBURSEMENT     REIMBURSEMENT        REIMBURSEMENT
---------------------------------------  ----------------------------------------------------------
Cyclical Growth ETF Portfolio (Class
  E)(5)(31)(32)........................       1.79              0.70                  1.08
Cyclical Growth and Income ETF
  Portfolio (Class E)(5)(31)(32).......       2.93              0.70                  1.03


                                                                              C
                                                                            OTHER           A+B+C=D
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES                 A          B        EXPENSES      TOTAL EXPENSES         E
for fiscal year ending December 31, 2005           MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/      WAIVER/
(as a percentage of average net assets)(8)(9)(10)     FEES      FEES    REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT
-----------------------------------------------------------------------------------------------------------------------
American Funds Bond Portfolio(32)...                  0.43      0.25         0.01             0.69            0.00
American Funds Growth-Income Portfolio...             0.28      0.25         0.01             0.54            0.00
American Funds Global Small Capitalization
  Portfolio..................                         0.74      0.25         0.05             1.04            0.00
American Funds Growth Portfolio...                    0.33      0.25         0.02             0.60            0.00


                                                       D-E=F
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES             TOTAL EXPENSES
for fiscal year ending December 31, 2005           AFTER WAIVER/
(as a percentage of average net assets)(8)(9)(10)  REIMBURSEMENT
-------------------------------------------------  --------------
American Funds Bond Portfolio(32)...                    0.69
American Funds Growth-Income Portfolio...               0.54
American Funds Global Small Capitalization
  Portfolio..................                           1.04
American Funds Growth Portfolio...                      0.60



FFA- 10

8 EACH PORTFOLIO'S MANAGEMENT FEE DECREASES WHEN ITS ASSETS GROW TO CERTAIN DOLLAR AMOUNTS. THE "BREAK POINT" DOLLAR AMOUNTS AT WHICH THE MANAGEMENT FEE DECLINES ARE MORE FULLY EXPLAINED IN THE PROSPECTUS AND SAI FOR EACH RESPECTIVE FUND.



9 TOTAL EXPENSES AFTER WAIVER/REIMBURSEMENT DO NOT REFLECT ANY EXPENSE REDUCTIONS RESULTING FROM VOLUNTARY WAIVERS OR TRADES PLACED WITH CERTAIN BROKERS. FOR MORE INFORMATION, SEE THE PROSPECTUS AND SAI FOR EACH FUND.


10 EACH OF THE AMERICAN, METROPOLITAN AND MET INVESTORS FUNDS HAS ADOPTED A
   DISTRIBUTION PLAN UNDER RULE 12B-1 OF THE INVESTMENT COMPANY ACT OF 1940. THE DISTRIBUTION PLAN IS DESCRIBED IN MORE DETAIL IN EACH FUND'S PROSPECTUS. WE ARE PAID THE RULE 12B-1 FEE IN CONNECTION WITH THE CLASS E SHARES OF THE METROPOLITAN AND MET INVESTORS FUNDS AND CLASS 2 OF THE AMERICAN FUNDS.

11 "TOTAL EXPENSES" REFLECT AN INDIRECT FEE AND FEES BEFORE WAIVERS. INDIRECT
   FEES RESULT FROM THE PORTFOLIO'S OFFSET ARRANGEMENT WITH THE CUSTODIAN BANK WHEREBY THE CUSTODIAN'S AND TRANSFER AGENT'S FEES MAY BE PAID INDIRECTLY BY CREDITS EARNED ON THE PORTFOLIO'S UNINVESTED CASH BALANCES. THESE CREDITS ARE USED TO REDUCE THE PORTFOLIO'S EXPENSES. NET OPERATING EXPENSES AFTER REDUCTIONS FOR FEES PAID INDIRECTLY AND FEE WAIVERS WOULD BE 1.15% FOR CALVERT SOCIAL MID CAP GROWTH.

12 ON APRIL 29, 2002, THE STATE STREET RESEARCH INCOME PORTFOLIO OF THE
   METROPOLITAN FUND WAS MERGED INTO THE STATE STREET RESEARCH BOND INCOME PORTFOLIO OF THE NEW ENGLAND ZENITH FUND AND THE LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE LORD ABBETT BOND DEBENTURE PORTFOLIO OF THE MET INVESTORS FUND.


13 THE FIDELITY VIP FUNDS HAS A DISTRIBUTION AND SERVICE PLAN TO HELP PAY
   DISTRIBUTION COSTS (COMMONLY KNOWN AS A RULE 12B -1 PLAN). THESE PLANS PREVENT THE FIDELITY VIP FUNDS PORTFOLIOS FROM PAYING ANY SUCH COSTS. RATHER, FIDELITY & MANAGEMENT RESEARCH COMPANY ("FMR") MAY USE ITS MANAGEMENT FEE OR OTHER ASSETS TO PAY EXPENSES FOR SELLING SHARES OF THE FIDELITY VIP FUNDS PORTFOLIOS, INCLUDING EXPENSES OF THIRD PARTIES. FMR AND FIDELITY DISTRIBUTORS CORP. PAY METLIFE FOR PROVIDING CERTAIN DISTRIBUTION AND SHAREHOLDERS SERVICES. FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS COMPANY, INC. ALSO PAYS METLIFE FOR PROVIDING ADMINISTRATIVE SERVICES. YOU ARE NOT RESPONSIBLE FOR THESE FEES. FMR AND ITS AFFILIATES ABSORB THE FEES PAID TO METLIFE.



14 ACTUAL OPERATING EXPENSES FOR THE FIDELITY VIP EQUITY-INCOME, FIDELITY VIP
   GROWTH AND FIDELITY VIP OVERSEAS PORTFOLIOS WERE LOWER BECAUSE A PORTION OF THE BROKERAGE COMMISSIONS THAT EACH PORTFOLIO PAID WAS USED TO REDUCE THE PORTFOLIO'S EXPENSES. IN ADDITION, THROUGH ARRANGEMENTS WITH THE FUND'S CUSTODIAN, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES WERE USED TO REDUCE THE FIDELITY VIP OVERSEAS AND FIDELITY VIP GROWTH PORTFOLIOS' EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL CLASS OPERATING EXPENSES WOULD HAVE BEEN: 0.55% FOR THE FIDELITY VIP EQUITY-INCOME PORTFOLIO; 0.82% FOR THE FIDELITY VIP OVERSEAS PORTFOLIO; AND 0.63% FOR THE FIDELITY VIP GROWTH PORTFOLIO. THESE OFFSETS MAY BE DISCONTINUED AT ANY TIME. SEE THE PORTFOLIO'S PROSPECTUS FOR MORE INFORMATION.



15 ON JANUARY 1, 2003, HARRIS ASSOCIATES L.P. BECAME THE SUB-INVESTMENT MANAGER
   FOR THE STATE STREET RESEARCH CONCENTRATED INTERNATIONAL PORTFOLIO, WHICH CHANGED ITS NAME TO HARRIS OAKMARK INTERNATIONAL PORTFOLIO. THE MANAGEMENT FEE IN THE TABLE HAS BEEN RESTATED TO REFLECT A NEW MANAGEMENT FEE SCHEDULE THAT BECAME EFFECTIVE ON DECEMBER 1, 2005.



16 ON JANUARY 1, 2003, T. ROWE PRICE ASSOCIATES INC. BECAME THE SUB-INVESTMENT
   MANAGER FOR THE MFS(R) MID CAP GROWTH PORTFOLIO, WHICH CHANGED ITS NAME TO T. ROWE PRICE MID-CAP GROWTH PORTFOLIO.


17 ON APRIL 28, 2003, THE JANUS GROWTH PORTFOLIO OF THE METROPOLITAN FUND WAS
   MERGED INTO THE JANUS AGGRESSIVE GROWTH PORTFOLIO OF THE MET INVESTORS FUND.

18 PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004, THE MFS(R) RESEARCH MANAGERS
   PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE MFS(R) INVESTORS TRUST PORTFOLIO OF THE METROPOLITAN FUND.


19 PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004, THE FI MID CAP OPPORTUNITIES
   PORTFOLIO WAS MERGED INTO THE JANUS MID CAP PORTFOLIO AND FIDELITY MANAGEMENT & RESEARCH COMPANY BECAME THE SUB-INVESTMENT MANAGER FOR THE PORTFOLIO, WHICH CHANGED ITS NAME TO FI MID CAP OPPORTUNITIES PORTFOLIO.



20 ON DECEMBER 16, 2003, FIDELITY RESEARCH & MANAGEMENT COMPANY BECAME THE
   SUB-INVESTMENT MANAGER FOR THE PUTNAM INTERNATIONAL STOCK PORTFOLIO, WHICH CHANGED ITS NAME TO FI INTERNATIONAL STOCK PORTFOLIO.


21 PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004, THE ASSETS OF THE FIDELITY
   VIP ASSET MANAGER PORTFOLIO OF THE FIDELITY VIP FUNDS WERE TRANSFERRED INTO THE MFS TOTAL RETURN PORTFOLIO OF THE METROPOLITAN FUND. THE FIDELITY VIP ASSET MANAGER PORTFOLIO IS NO LONGER AVAILABLE UNDER THE DEFERRED OR INCOME ANNUITIES. AT THAT TIME, CLASS A SHARES OF THE MFS TOTAL RETURN PORTFOLIO WERE ISSUED IN SUBSTITUTION FOR THE FIDELITY VIP ASSET MANAGER PORTFOLIO ASSETS THAT WERE TRANSFERRED.

22 FEES WAIVED OR EXPENSES REIMBURSED BY THE INVESTMENT MANAGER OF THESE
   PORTFOLIOS IN PRIOR YEARS WERE REPAID IN THE LAST FISCAL YEAR TO THE INVESTMENT MANAGER BY THESE PORTFOLIOS WITH THE APPROVAL OF THE FUND'S BOARD OF TRUSTEES. THESE AMOUNTS ARE INCLUDED IN THE "OTHER EXPENSES BEFORE REIMBURSEMENT" COLUMN. THE AMOUNTS PER PORTFOLIO ARE:


                         PORTFOLIO                            PERCENTAGE
                         ---------                            ----------
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO                       0.05
MET/AIM SMALL CAP GROWTH PORTFOLIO                               0.04
MFS RESEARCH INTERNATIONAL PORTFOLIO                             0.05
RCM GLOBAL TECHNOLOGY PORTFOLIO                                  0.14
PIMCO TOTAL RETURN PORTFOLIO                                     0.01


23 EFFECTIVE JANUARY 31, 2005, BLACKROCK ADVISORS, INC. BECAME THE
   SUB-INVESTMENT MANAGER FOR THE STATE STREET RESEARCH BOND INCOME PORTFOLIO, THE STATE STREET RESEARCH DIVERSIFIED PORTFOLIO, THE STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO, THE STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO, THE STATE


                                                                         FFA- 11

   STREET RESEARCH LARGE CAP GROWTH PORTFOLIO, THE STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO AND THE STATE STREET RESEARCH AURORA PORTFOLIO, WHICH CHANGED THEIR NAMES AS SHOWN IN THE FOLLOWING TABLE:

              PRIOR PORTFOLIO NAME                                NEW PORTFOLIO NAME
              --------------------                                ------------------
STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO  BLACKROCK AGGRESSIVE GROWTH PORTFOLIO
STATE STREET RESEARCH AURORA PORTFOLIO             BLACKROCK STRATEGIC VALUE PORTFOLIO
STATE STREET RESEARCH BOND INCOME PORTFOLIO        BLACKROCK BOND INCOME PORTFOLIO
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO        BLACKROCK DIVERSIFIED PORTFOLIO
STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO   BLACKROCK INVESTMENT TRUST PORTFOLIO
STATE STREET RESEARCH LARGE CAP GROWTH PORTFOLIO   BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO
STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO    BLACKROCK LARGE CAP VALUE PORTFOLIO

24 PRIOR TO THE OPENING OF BUSINESS ON MAY 2, 2005, THE MET/PUTNAM VOYAGER
   PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE JENNISON GROWTH PORTFOLIO OF THE METROPOLITAN FUND.

25 ON MAY 1, 2005, OPPENHEIMERFUNDS, INC. BECAME THE SUB-INVESTMENT MANAGER FOR
   THE SCUDDER GLOBAL EQUITY PORTFOLIO WHICH CHANGED ITS NAME TO OPPENHEIMER GLOBAL EQUITY PORTFOLIO.

26 ON JANUARY 15, 2005, RCM CAPITAL MANAGEMENT LLC BECAME THE SUB-INVESTMENT
   MANAGER FOR THE PIMCO PEA INNOVATION PORTFOLIO WHICH CHANGED ITS NAME TO RCM GLOBAL TECHNOLOGY PORTFOLIO.


27 THESE PORTFOLIOS ARE "FUND OF FUNDS" PORTFOLIOS THAT INVEST SUBSTANTIALLY ALL
   OF THEIR ASSETS IN OTHER PORTFOLIOS OF THE METROPOLITAN FUND OR THE MET INVESTORS FUND. BECAUSE THESE PORTFOLIOS INVEST IN OTHER UNDERLYING PORTFOLIOS, EACH OF THESE PORTFOLIOS ALSO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH IT INVESTS, INCLUDING THE INVESTMENT MANAGEMENT FEE. THE TOTAL ANNUAL OPERATING EXPENSES OF THE PORTFOLIOS (BEFORE ANY APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS), INCLUDING THE TOTAL OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS (BEFORE ANY APPLICABLE FEE WAIVERS AND REIMBURSEMENTS) AS OF DECEMBER 31, 2005 ARE: 1.93% FOR THE METLIFE CONSERVATIVE ALLOCATION PORTFOLIO, 1.31% FOR THE METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO; 1.23% FOR THE METLIFE MODERATE ALLOCATION PORTFOLIO, 1.30% FOR THE METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO, AND 2.73% FOR THE METLIFE AGGRESSIVE ALLOCATION PORTFOLIO. CONTRACT OWNERS MAY BE ABLE TO REALIZE LOWER AGGREGATE EXPENSES BY INVESTING DIRECTLY IN THE UNDERLYING PORTFOLIOS INSTEAD OF THE PORTFOLIO. A CONTRACT OWNER WHO CHOOSES TO INVEST DIRECTLY IN THE UNDERLYING PORTFOLIOS WOULD NOT, HOWEVER, RECEIVE THE ASSET ALLOCATION SERVICES PROVIDED BY METLIFE ADVISERS.



28 ON APRIL 28, 2006, WESTERN ASSET MANAGEMENT BECAME THE SUB-INVESTMENT MANAGER
   FOR BOTH THE SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO AND THE SALOMON BROTHERS STRATEGIC OPPORTUNITIES BOND PORTFOLIO, WHICH CHANGED THEIR NAMES AS SET FORTH BELOW:



                  OLD PORTFOLIO NAME                                           NEW PORTFOLIO NAME
                  ------------------                                           ------------------
SALOMON BROTHERS STRATEGIC OPPORTUNITIES BOND PORTFOLIO  WESTERN ASSET MANAGEMENT STRATEGIC OPPORTUNITIES BOND PORTFOLIO
SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO               WESTERN ASSET MANAGEMENT U.S. GOVERNMENT PORTFOLIO



29 PRIOR TO THE OPENING OF BUSINESS ON MAY 1, 2006, THE MFS(R) INVESTORS TRUST
   PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE LEGG MASON VALUE EQUITY PORTFOLIO OF THE MET INVESTORS FUND.



30 ON DECEMBER 19, 2005, LAZARD ASSET MANAGEMENT LLC BECAME THE SUB-INVESTMENT
   MANAGER FOR THE MET/AIM MID CAP CORE EQUITY PORTFOLIO, WHICH CHANGED ITS NAME TO LAZARD MID-CAP PORTFOLIO. THE MANAGEMENT FEE IN THE TABLE HAS BEEN RESTATED TO REFLECT A NEW FEE SCHEDULE WHICH BECAME EFFECTIVE ON DECEMBER 19, 2005.



31 EACH PORTFOLIO WAS DESIGNED ON ESTABLISHED PRINCIPLES OF ASSET ALLOCATION.
   EACH PORTFOLIO WILL PRIMARILY INVEST ITS ASSETS IN OTHER INVESTMENT COMPANIES KNOWN AS EXCHANGE-TRADED FUNDS ("UNDERLYING ETFS"). AS AN INVESTOR IN AN UNDERLYING ETF OR OTHER INVESTMENT COMPANY, THE PORTFOLIO WILL ALSO BEAR ITS PRO-RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING ETF OR OTHER INVESTMENT COMPANY. THE ESTIMATED EXPENSES OF THE UNDERLYING ETF AND OTHER INVESTMENT COMPANIES ARE: 0.33% FOR CYCLICAL GROWTH AND INCOME ETF PORTFOLIO, AND 0.38% FOR CYCLICAL GROWTH ETF PORTFOLIO. THE EXPENSES OF THE UNDERLYING ETFS AND OTHER INVESTMENT COMPANIES ARE BASED UPON THE WEIGHTED AVERAGE OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING ETFS OR OTHER INVESTMENT COMPANIES FOR THE YEAR ENDED DECEMBER 31, 2005 (OR IN THE CASE OF VANGUARD(R) U.S. SECTOR INDEX FUND, FOR THE FISCAL YEAR ENDED AUGUST 31, 2005) ACCORDING TO SUCH UNDERLYING ETFS' AND OTHER INVESTMENT COMPANIES' ALLOCATION TARGETS IN PLACE AS OF DECEMBER 31, 2005. SEE THE PROSPECTUS FOR THE PORTFOLIOS FOR A DESCRIPTION OF THE ALLOCATION TARGETS FOR EACH PORTFOLIO.



32 THIS PORTFOLIO FIRST BECAME AVAILABLE ON MAY 1, 2006.


EXAMPLES


    The examples are intended to help you compare the cost of investing in the Deferred Annuities and Income Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Deferred Annuity or Income Annuity (described in the second table) and the Portfolio fees and expenses (described in the third table).


EXAMPLE 1.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

FFA- 12

ASSUMPTIONS:

     -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

     --   reimbursement and/or waiver of expenses was not in effect;

     -- your Deferred Annuity permits you to withdraw 10% of your Account Balance free from early withdrawal charges each Contract Year;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   the underlying Portfolio earns a 5% annual return; and

     -- you fully surrender your Deferred Annuity with applicable early withdrawal charges deducted.


                                                                 1              3              5              10
                                                                YEAR          YEARS          YEARS          YEARS
------------------------------------------------------------------------------------------------------------------
Maximum..................................................      $1,503         $2,983         $4,356         $7,480
Minimum..................................................      $  782         $  893         $  980         $1,496


EXAMPLE 2.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

     --   reimbursement and/or waiver of expenses was not in effect;

     -- your Deferred Annuity permits you to withdraw 20% of your Account Balance free from early withdrawal charges each Contract Year;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   the underlying Portfolio earns a 5% annual return; and

     -- you fully surrender your Deferred Annuity with applicable early withdrawal charges deducted.


                                                                 1              3              5              10
                                                                YEAR          YEARS          YEARS          YEARS
------------------------------------------------------------------------------------------------------------------
Maximum..................................................      $1,433         $2,933         $4,326         $7,480
Minimum..................................................      $  712         $  851         $  980         $1,496


EXAMPLE 3.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

     --   reimbursement and/or waiver of expenses was not in effect;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   the underlying Portfolio earns a 5% annual return; and

     -- you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) or do not surrender your Deferred Annuity. (No early withdrawal charges are deducted.)


                                                                 1             3              5              10
                                                                YEAR         YEARS          YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum...................................................      $902         $2,594         $4,144         $7,480
Minimum...................................................      $126         $  393         $  680         $1,496



                                                                         FFA- 13

TABLE OF EXPENSES -- FINANCIAL FREEDOM DEFERRED ANNUITIES AND INCOME ANNUITIES


    The following tables describe the fees and expenses you will pay when you buy, hold or withdraw amounts from your Deferred Annuity or Income Annuity. The first table describes charges you will pay at the time you purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or make transfers between the investment divisions of your Deferred Annuity or Income Annuity. The tables do not show premium and other taxes which may apply.

--------------------------------------------------------------------------------

CONTRACT OWNER TRANSACTION EXPENSES

  Sales Load Imposed on Purchase Payments...................    None
  Separate Account Early Withdrawal Charge (as a percentage
     of each purchase payment funding the withdrawal during
     the pay-in phase)......................................    None
  Exchange Fee..............................................    None
  Surrender Fee.............................................    None
  Account Reduction Loan Initiation Fee.....................    $75(1)
  Annual Account Reduction Loan Maintenance Fee (per loan
     outstanding)...........................................    $50(1)
  Transfer Fee..............................................    None

1 EITHER OR BOTH FEES MAY BE WAIVED FOR CERTAIN GROUPS. THE LOAN MAINTENANCE FEE IS PAID ON A QUARTERLY BASIS AT THE END OF EACH QUARTER ON A PRO-RATA BASIS FROM THE INVESTMENT DIVISIONS AND THE FIXED INTEREST ACCOUNT IN WHICH YOU THEN HAVE A BALANCE.
--------------------------------------------------------------------------------


The second table describes the fees and expenses that you will bear periodically during the time you hold the Deferred Annuity or Income Annuity, but does not include fees and expenses for the Portfolios.

Annual Contract Fee(2)...................................                                           None
Separate Account Charge (as a percentage of your average
  account value)(3)......................................        General Administrative Expenses Charge:
                                                                                                    .20%
                                                                 Mortality and Expense Risk Charge: .75%
                                                                           Total Separate Account Charge
                                                             Current and Maximum Guaranteed Charge: .95%

2 A $20 ANNUAL CONTRACT FEE MAY BE IMPOSED ON MONEY IN THE FIXED INTEREST ACCOUNT. THIS FEE MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES.

3 PURSUANT TO THE TERMS OF THE CONTRACT, OUR TOTAL SEPARATE ACCOUNT CHARGE WILL NOT EXCEED .95% OF YOUR AVERAGE BALANCE IN THE INVESTMENT DIVISIONS. FOR PURPOSES OF PRESENTATION HERE, WE ESTIMATED THE ALLOCATION BETWEEN GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK CHARGE FOR DEFERRED ANNUITIES OR THE AMOUNT OF UNDERLYING PORTFOLIO SHARES WE HAVE DESIGNATED IN THE INVESTMENT DIVISIONS TO GENERATE YOUR INCOME PAYMENTS FOR INCOME ANNUITIES.
--------------------------------------------------------------------------------


The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold the Deferred Annuity or the Income Annuity. All of the Portfolios listed below are Class A except for the BlackRock Large Cap Value, FI Value Leaders, Lazard Mid-Cap, Met/AIM Small Cap Growth, FI Large Cap, PIMCO Inflation Protected Bond, BlackRock Legacy Large Cap Growth, Neuberger Berman Real Estate, Oppenheimer Capital Appreciation, Cyclical Growth ETF and Cyclical Growth and Income ETF and Harris Oakmark International Portfolios which are Class E Portfolios, the Portfolios of the Fidelity VIP Funds which are Initial Class Portfolios and the Portfolios of the American Funds, which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund, the Calvert Fund, the Fidelity VIP Funds and the American Funds fees and expenses are contained in their respective prospectuses.



                                                                                                         Minimum   Maximum
Total Annual Metropolitan Fund, Met Investors Fund, Calvert Fund, Fidelity VIP Funds and American Funds  -------   -------
  Operating Expenses for the fiscal year ending December 31, 2005 (expenses that are deducted from
     these Funds' assets include management fees, distribution fees (12b-1 fees) and other expenses)...   0.29%     8.27%
  After Waiver and/or Reimbursement of Expenses(4)(5)(6)...                                               0.28%     1.20%



FFA- 14

4 PURSUANT TO AN EXPENSE AGREEMENT METLIFE ADVISERS, LLC ("METLIFE ADVISERS") HAS AGREED TO WAIVE ITS INVESTMENT MANAGEMENT FEE OR PAY OPERATING EXPENSES (EXCLUSIVE OF BROKERAGE COSTS, INTEREST, TAXES AND EXTRAORDINARY EXPENSES, UNDERLYING PORTFOLIO INVESTMENT MANAGEMENT FEES AND EXPENSES) AS NECESSARY TO LIMIT THE TOTAL OF SUCH EXPENSES TO THE ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF THE FOLLOWING PORTFOLIOS AS INDICATED:


                         PORTFOLIO                            PERCENTAGE
                         ---------                            ----------
METLIFE CONSERVATIVE ALLOCATION PORTFOLIO                        0.10
METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO            0.10
METLIFE MODERATE ALLOCATION PORTFOLIO                            0.10
METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO              0.10
METLIFE AGGRESSIVE ALLOCATION PORTFOLIO                          0.10
FI LARGE CAP PORTFOLIO (CLASS E)                                 1.10



   THIS WAIVER OR AGREEMENT TO PAY IS SUBJECT TO THE OBLIGATION OF EACH CLASS OF THE PORTFOLIO (EXCEPT FI LARGE CAP PORTFOLIO) SEPARATELY TO REPAY METLIFE ADVISERS SUCH EXPENSES IN FUTURE YEARS, IF ANY, WHEN THE PORTFOLIO'S CLASS'S EXPENSES FALL BELOW THE ABOVE PERCENTAGES IF CERTAIN CONDITIONS ARE MET. THE AGREEMENT MAY BE TERMINATED AT ANY TIME AFTER APRIL 30, 2007. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED.



   METLIFE ADVISERS HAS ALSO AGREED TO WAIVE A PORTION OF ITS INVESTMENT MANAGEMENT FEE UNTIL AT LEAST APRIL 30, 2007 FOR THE FOLLOWING PORTFOLIOS IN THE PERCENTAGE AMOUNTS SPECIFIED BELOW:



                      PORTFOLIO                                                 WAIVED PERCENTAGE
                      ---------                                                 -----------------
LOOMIS SAYLES SMALL CAP PORTFOLIO                                                                    0.050% ON ALL ASSETS
LEHMAN BROTHERS(R) AGGREGATE BOND INDEX PORTFOLIO                                                    0.006% ON ALL ASSETS
METLIFE STOCK INDEX PORTFOLIO                                                                        0.007% ON ALL ASSETS
METLIFE MID CAP STOCK INDEX PORTFOLIO                                                                0.007% ON ALL ASSETS
RUSSELL 2000(R) INDEX PORTFOLIO                                                                      0.007% ON ALL ASSETS
MORGAN STANLEY EAFE(R) INDEX PORTFOLIO                                                               0.007% ON ALL ASSETS
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO                                        0.015% ON THE FIRST $50 MILLION OF ASSETS
BLACKROCK BOND INCOME PORTFOLIO                         0.025% ON ASSETS IN EXCESS OF $1 BILLION AND LESS THAN $2 BILLION


   THE EFFECT OF SUCH WAIVER IS THAT PERFORMANCE RESULTS ARE INCREASED. SEE THE ATTACHED PROSPECTUS FOR THE METROPOLITAN FUND FOR MORE INFORMATION ABOUT THE AGREEMENT TO WAIVE OR LIMIT FEES AND TO ASSUME OTHER EXPENSES BETWEEN METLIFE ADVISERS AND THE METROPOLITAN FUND.


5 MET INVESTORS ADVISORY LLC ("METLIFE INVESTORS") AND MET INVESTORS FUND HAVE ENTERED INTO AN EXPENSE LIMITATION AGREEMENT UNDER WHICH MET INVESTORS FUND HAS AGREED TO WAIVE OR LIMIT ITS FEES AND TO ASSUME OTHER EXPENSES SO THAT THE TOTAL ANNUAL EXPENSES OF EACH PORTFOLIO (OTHER THAN INTEREST, TAXES, BROKERAGE COMMISSIONS, OTHER EXPENDITURES WHICH ARE CAPITALIZED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND OTHER EXTRAORDINARY EXPENSES NOT INCURRED IN THE ORDINARY COURSE OF EACH PORTFOLIO'S BUSINESS) WILL NOT EXCEED, AT ANY TIME PRIOR TO APRIL 30, 2007, THE FOLLOWING
   PERCENTAGES: 1.25% FOR THE HARRIS OAKMARK INTERNATIONAL PORTFOLIO (CLASS E), 0.90% FOR THE JANUS AGGRESSIVE GROWTH PORTFOLIO, 1.05% FOR THE LAZARD MID-CAP PORTFOLIO (CLASS E), 1.20% FOR THE MET/AIM SMALL CAP GROWTH PORTFOLIO (CLASS
   E), 1.00% FOR THE MFS RESEARCH INTERNATIONAL PORTFOLIO, 0.70% FOR THE CYCLICAL GROWTH ETF PORTFOLIO (CLASS E), 0.70% FOR THE CYCLICAL GROWTH AND INCOME ETF PORTFOLIO (CLASS E), 1.05% FOR THE NEUBERGER BERMAN REAL ESTATE PORTFOLIO (CLASS E), 0.90% FOR THE OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO (CLASS E), 0.80% FOR THE PIMCO INFLATION PROTECTED BOND PORTFOLIO (CLASS E), 1.10% FOR THE RCM GLOBAL TECHNOLOGY PORTFOLIO AND 0.90% FOR THE T. ROWE PRICE MID-CAP GROWTH PORTFOLIO. UNDER CERTAIN CIRCUMSTANCES, ANY FEES WAIVED OR EXPENSES REIMBURSED BY METLIFE INVESTORS MAY, WITH THE APPROVAL OF THE TRUST'S BOARD OF TRUSTEES, BE REPAID BY THE APPLICABLE PORTFOLIO TO METLIFE INVESTORS. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED. SEE THE ATTACHED PROSPECTUS FOR THE MET INVESTORS FUND FOR MORE INFORMATION ABOUT THE AGREEMENT TO WAIVE OR LIMIT FEES AND TO ASSUME OTHER EXPENSES BETWEEN METLIFE INVESTORS AND THE MET INVESTORS FUND. THE FEE TABLE DOES NOT REFLECT A BROKERAGE COMMISSION RECAPTURE. AFTER THE COMMISSION RECAPTURE, ACTUAL EXPENSES OF RCM GLOBAL TECHNOLOGY PORTFOLIO WERE 1.10%.


6 "OTHER EXPENSES" ARE BASED ON THE PORTFOLIO'S MOST RECENT FISCAL YEAR. THE MANAGEMENT FEES INCLUDE THE SUBADVISORY FEES PAID BY THE ADVISOR CALVERT ASSET MANAGEMENT COMPANY, INC. AND THE ADMINISTRATIVE FEE PAID BY THE FUND TO CALVERT ADMINISTRATIVE SERVICES COMPANY, AN AFFILIATE OF CALVERT.


                                                                       C             A+B+C=D                            D-E=F
METROPOLITAN FUND ANNUAL EXPENSES               A          B     OTHER EXPENSES   TOTAL EXPENSES         E          TOTAL EXPENSES
for fiscal year ending December 31, 2005    MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/      WAIVER/       AFTER WAIVER/
(as a percentage of average net assets)(8)     FEES      FEES    REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT
----------------------------------------------------------------------------------------------------------------------------------
Western Asset Management U.S. Government
  Portfolio(7)(27)........................     0.54      0.00         0.07             0.61             0.00             0.61
BlackRock Bond Income
  Portfolio(4)(7)(10)(22).................     0.40      0.00         0.07             0.47             0.00             0.47
Lehman Brothers(R) Aggregate Bond Index
  Portfolio(4)............................     0.25      0.00         0.06             0.31             0.01             0.30
BlackRock Diversified Portfolio(7)(22)....     0.44      0.00         0.06             0.50             0.00             0.50
MFS(R) Total Return Portfolio(7)(20)......     0.57      0.00         0.16             0.73             0.00             0.73
Harris Oakmark Focused Value
  Portfolio(7)............................     0.73      0.00         0.04             0.77             0.00             0.77
BlackRock Large Cap Value Portfolio (Class
  E)(4)(7)(9)(22).........................     0.70      0.15         0.15             1.00             0.00             1.00
Davis Venture Value Portfolio(7)..........     0.72      0.00         0.04             0.76             0.00             0.76
FI Value Leaders Portfolio (Class
  E)(7)(9)................................     0.66      0.15         0.07             0.88             0.00             0.88
Harris Oakmark Large Cap Value
  Portfolio(7)............................     0.72      0.00         0.06             0.78             0.00             0.78



                                                                         FFA- 15

                                                                       C             A+B+C=D                            D-E=F
METROPOLITAN FUND ANNUAL EXPENSES               A          B     OTHER EXPENSES   TOTAL EXPENSES         E          TOTAL EXPENSES
for fiscal year ending December 31, 2005    MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/      WAIVER/       AFTER WAIVER/
(as a percentage of average net assets)(8)     FEES      FEES    REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT
----------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman Mid Cap Value
  Portfolio(7)............................     0.67      0.00         0.09             0.76             0.00             0.76
Oppenheimer Global Equity
  Portfolio(7)(24)........................     0.60      0.00         0.33             0.93             0.00             0.93
Western Asset Management Strategic Bond
  Opportunities Portfolio(7)(27)..........     0.65      0.00         0.10             0.75             0.00             0.75
BlackRock Strategic Value
  Portfolio(7)(22)........................     0.83      0.00         0.06             0.89             0.00             0.89
BlackRock Investment Trust
  Portfolio(7)(22)........................     0.49      0.00         0.06             0.55             0.00             0.55
MetLife Stock Index Portfolio(4)..........     0.25      0.00         0.04             0.29             0.01             0.28
FI Mid Cap Opportunities
  Portfolio(7)(18)........................     0.68      0.00         0.07             0.75             0.00             0.75
MetLife Mid Cap Stock Index
  Portfolio(4)............................     0.25      0.00         0.09             0.34             0.01             0.33
FI International Stock Portfolio(7)(19)...     0.86      0.00         0.20             1.06             0.00             1.06
Morgan Stanley EAFE(R) Index
  Portfolio(4)............................     0.30      0.00         0.22             0.52             0.01             0.51
BlackRock Legacy Large Cap Growth
  Portfolio (Class E)(7)(9)(22)...........     0.73      0.15         0.07             0.95             0.00             0.95
FI Large Cap Portfolio (Class
  E)(4)(7)(9)(31).........................     0.80      0.15         0.06             1.01             0.00             1.01
Jennison Growth Portfolio(7)(23)..........     0.64      0.00         0.05             0.69             0.00             0.69
T. Rowe Price Large Cap Growth
  Portfolio(4)(7).........................     0.60      0.00         0.12             0.72             0.00             0.72
Loomis Sayles Small Cap Portfolio(4)(7)...     0.90      0.00         0.08             0.98             0.05             0.93
Russell 2000(R) Index Portfolio(4)........     0.25      0.00         0.11             0.36             0.01             0.35
BlackRock Aggressive Growth
  Portfolio(7)(22)........................     0.73      0.00         0.06             0.79             0.00             0.79
Franklin Templeton Small Cap Growth
  Portfolio(7)............................     0.90      0.00         0.23             1.13             0.00             1.13
T. Rowe Price Small Cap Growth
  Portfolio(7)............................     0.51      0.00         0.09             0.60             0.00             0.60



                                                       B              A+B=C
                                        A        OTHER EXPENSES   TOTAL EXPENSES
                                    MANAGEMENT       BEFORE       BEFORE WAIVER/
ASSET ALLOCATION PORTFOLIOS            FEES      REIMBURSEMENT    REIMBURSEMENT
--------------------------------------------------------------------------------
MetLife Conservative Allocation
  Portfolio(4)(26)................     0.10           0.95             1.05
MetLife Conservative to Moderate
  Allocation Portfolio(4)(26).....     0.10           0.31             0.41
MetLife Moderate Allocation
  Portfolio(4)(26)................     0.10           0.19             0.29
MetLife Moderate to Aggressive
  Allocation Portfolio(4)(26).....     0.10           0.24             0.34
MetLife Aggressive Allocation
  Portfolio(4)(26)................     0.10           1.66             1.76

                                                                                                       TOTAL EXPENSES FOR
                                                              C-D=E             TOTAL EXPENSES         THE PORTFOLIO AND
                                            D            TOTAL EXPENSES         AFTER WAIVER/        UNDERLYING PORTFOLIOS
                                         WAIVER/          AFTER WAIVER/       REIMBURSEMENT FOR          AFTER WAIVER/
ASSET ALLOCATION PORTFOLIOS           REIMBURSEMENT       REIMBURSEMENT     UNDERLYING PORTFOLIOS        REIMBURSEMENT
----------------------------------  ---------------------------------------------------------------------------------------
MetLife Conservative Allocation
  Portfolio(4)(26)................        0.95                0.10                   0.63                     0.73
MetLife Conservative to Moderate
  Allocation Portfolio(4)(26).....        0.31                0.10                   0.65                     0.75
MetLife Moderate Allocation
  Portfolio(4)(26)................        0.19                0.10                   0.69                     0.79
MetLife Moderate to Aggressive
  Allocation Portfolio(4)(26).....        0.24                0.10                   0.71                     0.81
MetLife Aggressive Allocation
  Portfolio(4)(26)................        1.66                0.10                   0.72                     0.82


                                                                      B              A+B=C
CALVERT FUND ANNUAL EXPENSES                         A          OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2005         MANAGEMENT         BEFORE           BEFORE
(as a percentage of average net assets)             FEES        REIMBURSEMENT    REIMBURSEMENT
-----------------------------------------------------------------------------------------------
Calvert Social Balanced Portfolio(6).........       0.70             0.22             0.92
Calvert Social Mid Cap Growth
  Portfolio(6)(11)...........................       0.90             0.30             1.20

                                                                  C-D=E
CALVERT FUND ANNUAL EXPENSES                                  TOTAL EXPENSES
for fiscal year ending December 31, 2005             D            AFTER
(as a percentage of average net assets)        REIMBURSEMENT  REIMBURSEMENT
---------------------------------------------  -----------------------------
Calvert Social Balanced Portfolio(6).........       0.00           0.92
Calvert Social Mid Cap Growth
  Portfolio(6)(11)...........................       0.00           1.20



FFA- 16

FIDELITY VIP FUNDS INITIAL CLASS ANNUAL EXPENSES
                                                                     B              A+B=C
                                                      A        OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2005          MANAGEMENT       BEFORE           BEFORE
(as a percentage of average net assets)(12)          FEES      REIMBURSEMENT    REIMBURSEMENT
----------------------------------------------------------------------------------------------
Fidelity VIP Money Market Portfolio............      0.20           0.09             0.29
Fidelity VIP Investment Grade Bond Portfolio...      0.36           0.13             0.49
Fidelity VIP Equity-Income Portfolio(13).......      0.47           0.09             0.56
Fidelity VIP Overseas Portfolio(13)............      0.72           0.17             0.89
Fidelity VIP Growth Portfolio(13)..............      0.57           0.10             0.67

FIDELITY VIP FUNDS INITIAL CLASS ANNUAL EXPENSES
                                                                     C-D=E
                                                                 TOTAL EXPENSES
for fiscal year ending December 31, 2005                D            AFTER
(as a percentage of average net assets)(12)       REIMBURSEMENT  REIMBURSEMENT
------------------------------------------------  -----------------------------
Fidelity VIP Money Market Portfolio............        0.00           0.29
Fidelity VIP Investment Grade Bond Portfolio...        0.00           0.49
Fidelity VIP Equity-Income Portfolio(13).......        0.00           0.56
Fidelity VIP Overseas Portfolio(13)............        0.00           0.89
Fidelity VIP Growth Portfolio(13)..............        0.00           0.67


MET INVESTORS FUND ANNUAL EXPENSES
                                                                        C             A+B+C=D
                                                 A          B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2005     MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets)(8)      FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
-------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio(21)...........     0.50      0.00         0.07             0.57
Lord Abbett Bond Debenture
  Portfolio(7)(10).........................     0.51      0.00         0.05             0.56
PIMCO Inflation Protected Bond Portfolio
  (Class E)(5)(9)(31)......................     0.50      0.15         0.05             0.70
Neuberger Berman Real Estate Portfolio
  (Class E)(5)(7)(9).......................     0.67      0.15         0.03             0.85
Legg Mason Value Equity
  Portfolio(5)(17)(28).....................     0.70      0.00         7.57             8.27
Lazard Mid-Cap Portfolio (Class
  E)(5)(7)(9)(29)..........................     0.70      0.15         0.09             0.94
Harris Oakmark International Portfolio
  (Class E)(5)(7)(9)(14)...................     0.82      0.15         0.13             1.10
MFS(R) Research International
  Portfolio(5)(7)(21)......................     0.74      0.00         0.22             0.96
Janus Aggressive Growth Portfolio
  (5)(7)(16)...............................     0.67      0.00         0.05             0.72
Oppenheimer Capital Appreciation Portfolio
  (Class E)(5)(7)(9)(21)...................     0.59      0.15         0.09             0.83
T. Rowe Price Mid-Cap Growth
  Portfolio(5)(15).........................     0.75      0.00         0.07             0.82
Met/AIM Small Cap Growth Portfolio (Class
  E)(5)(7)(9)(21)..........................     0.90      0.15         0.11             1.16
RCM Global Technology
  Portfolio(5)(7)(21)(25)..................     0.92      0.00         0.27             1.19

MET INVESTORS FUND ANNUAL EXPENSES
                                                                D-E=F
                                                   E        TOTAL EXPENSES
for fiscal year ending December 31, 2005        WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)(8)   REIMBURSEMENT  REIMBURSEMENT
-------------------------------------------  -----------------------------
PIMCO Total Return Portfolio(21)...........       0.00           0.57
Lord Abbett Bond Debenture
  Portfolio(7)(10).........................       0.00           0.56
PIMCO Inflation Protected Bond Portfolio
  (Class E)(5)(9)(31)......................       0.00           0.70
Neuberger Berman Real Estate Portfolio
  (Class E)(5)(7)(9).......................       0.00           0.85
Legg Mason Value Equity
  Portfolio(5)(17)(28).....................       7.47           0.80
Lazard Mid-Cap Portfolio (Class
  E)(5)(7)(9)(29)..........................       0.00           0.94
Harris Oakmark International Portfolio
  (Class E)(5)(7)(9)(14)...................       0.00           1.10
MFS(R) Research International
  Portfolio(5)(7)(21)......................       0.00           0.96
Janus Aggressive Growth Portfolio
  (5)(7)(16)...............................       0.00           0.72
Oppenheimer Capital Appreciation Portfolio
  (Class E)(5)(7)(9)(21)...................       0.00           0.83
T. Rowe Price Mid-Cap Growth
  Portfolio(5)(15).........................       0.00           0.82
Met/AIM Small Cap Growth Portfolio (Class
  E)(5)(7)(9)(21)..........................       0.00           1.16
RCM Global Technology
  Portfolio(5)(7)(21)(25)..................       0.00           1.19



                                                                      C             A+B+C=D
                                               A          B     OTHER EXPENSES   TOTAL EXPENSES
                                           MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
ETF PORTFOLIOS(9)                             FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
-----------------------------------------------------------------------------------------------
Cyclical Growth ETF Portfolio (Class
  E)(5)(30)(31)..........................     0.45      0.15         1.89             2.49
Cyclical Growth and Income ETF Portfolio
  (Class E)(5)(30)(31)...................     0.45      0.15         3.03             3.63

                                                                                     TOTAL EXPENSES FOR
                                                                     D-E=F            THE PORTFOLIO AND
                                                   E            TOTAL EXPENSES      UNDERLYING PORTFOLIOS
                                                WAIVER/          AFTER WAIVER/          AFTER WAIVER/
ETF PORTFOLIOS(9)                            REIMBURSEMENT       REIMBURSEMENT          REIMBURSEMENT
-----------------------------------------  ---------------------------------------------------------------
Cyclical Growth ETF Portfolio (Class
  E)(5)(30)(31)..........................        1.79                0.70                   1.08
Cyclical Growth and Income ETF Portfolio
  (Class E)(5)(30)(31)...................        2.93                0.70                   1.03


                                                                             C             A+B+C=D
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES                A          B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2005          MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets)(7)(8)(9)     FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
------------------------------------------------------------------------------------------------------
American Funds Bond Portfolio(31)...                 0.43      0.25         0.01             0.69
American Funds Growth-Income Portfolio...            0.28      0.25         0.01             0.54
American Funds Global Small Capitalization
  Portfolio.........................                 0.79      0.25         0.05             1.04
American Funds Growth Portfolio.....                 0.33      0.25         0.02             0.60

                                                                     D-E=F
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES                  E        TOTAL EXPENSES
for fiscal year ending December 31, 2005             WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)(7)(8)(9)  REIMBURSEMENT  REIMBURSEMENT
------------------------------------------------  -----------------------------
American Funds Bond Portfolio(31)...                   0.00           0.69
American Funds Growth-Income Portfolio...              0.00           0.54
American Funds Global Small Capitalization
  Portfolio.........................                   0.00           1.04
American Funds Growth Portfolio.....                   0.00           0.60



7 EACH PORTFOLIO'S MANAGEMENT FEE DECREASES WHEN ITS ASSETS GROW TO CERTAIN DOLLAR AMOUNTS. THE "BREAK POINT" DOLLAR AMOUNTS AT WHICH THE MANAGEMENT FEE DECLINES ARE MORE FULLY EXPLAINED IN THE PROSPECTUS AND SAI FOR EACH RESPECTIVE FUND.



8 TOTAL EXPENSES AFTER WAIVER/REIMBURSEMENT DO NOT REFLECT ANY EXPENSE REDUCTIONS RESULTING FROM VOLUNTARY WAIVERS OR TRADES PLACED WITH CERTAIN BROKERS. FOR MORE INFORMATION, SEE THE PROSPECTUS AND SAI FOR EACH FUND.



                                                                         FFA- 17

9 EACH OF THE AMERICAN, METROPOLITAN AND MET INVESTORS FUNDS HAS ADOPTED A DISTRIBUTION PLAN UNDER RULE 12b-1 OF THE INVESTMENT COMPANY ACT OF 1940. THE DISTRIBUTION PLAN IS DESCRIBED IN MORE DETAIL IN EACH FUND'S PROSPECTUS. WE ARE PAID THE RULE 12b-1 FEE IN CONNECTION WITH THE CLASS E SHARES OF THE METROPOLITAN AND MET INVESTORS FUNDS AND CLASS 2 OF THE AMERICAN FUNDS.

10 ON APRIL 29, 2002, THE STATE STREET RESEARCH INCOME PORTFOLIO OF THE
   METROPOLITAN FUND WAS MERGED INTO THE STATE STREET RESEARCH BOND INCOME PORTFOLIO OF THE NEW ENGLAND ZENITH FUND AND THE LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE LORD ABBETT BOND DEBENTURE PORTFOLIO OF THE MET INVESTORS FUND.

11 "TOTAL EXPENSES" REFLECT AN INDIRECT FEE AND FEES BEFORE WAIVERS. INDIRECT
   FEES RESULT FROM THE PORTFOLIO'S OFFSET ARRANGEMENT WITH THE CUSTODIAN BANK WHEREBY THE CUSTODIAN'S AND TRANSFER AGENT'S FEES MAY BE PAID INDIRECTLY BY CREDITS EARNED ON THE PORTFOLIO'S UNINVESTED CASH BALANCES. THESE CREDITS ARE USED TO REDUCE THE PORTFOLIO'S EXPENSES. NET OPERATING EXPENSES AFTER REDUCTIONS FOR FEES PAID INDIRECTLY AND FEE WAIVERS WOULD BE 1.15% FOR CALVERT SOCIAL MID CAP GROWTH.


12 THE FIDELITY VIP FUNDS HAS A DISTRIBUTION AND SERVICE PLAN TO HELP PAY
   DISTRIBUTION COSTS (COMMONLY KNOWN AS A RULE 12B-1 PLAN). THESE PLANS PREVENT THE FIDELITY VIP FUNDS PORTFOLIOS FROM PAYING ANY SUCH COSTS. RATHER, FIDELITY & MANAGEMENT RESEARCH COMPANY ("FMR") MAY USE ITS MANAGEMENT FEE OR OTHER ASSETS TO PAY EXPENSES FOR SELLING SHARES OF THE FIDELITY VIP FUNDS PORTFOLIOS, INCLUDING EXPENSES OF THIRD PARTIES. FMR AND FIDELITY DISTRIBUTORS CORP. PAY METLIFE FOR PROVIDING CERTAIN DISTRIBUTION AND SHAREHOLDERS SERVICES. FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS COMPANY, INC. ALSO PAYS METLIFE FOR PROVIDING ADMINISTRATIVE SERVICES. YOU ARE NOT RESPONSIBLE FOR THESE FEES. FMR AND ITS AFFILIATES ABSORB THE FEES PAID TO METLIFE.



13 ACTUAL OPERATING EXPENSES FOR THE FIDELITY VIP EQUITY-INCOME, FIDELITY VIP
   GROWTH AND FIDELITY VIP OVERSEAS PORTFOLIOS WERE LOWER BECAUSE A PORTION OF THE BROKERAGE COMMISSIONS THAT EACH PORTFOLIO PAID WAS USED TO REDUCE THE PORTFOLIO'S EXPENSES. IN ADDITION, THROUGH ARRANGEMENTS WITH THE FUND'S CUSTODIAN, CREDITS REALIZED AS A RESULT OF CASH BALANCES WERE USED TO REDUCE THE FIDELITY VIP OVERSEAS AND FIDELITY VIP GROWTH PORTFOLIOS' EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL CLASS OPERATING EXPENSES WOULD HAVE
   BEEN: 0.55% FOR THE FIDELITY VIP EQUITY-INCOME PORTFOLIO; 0.82% FOR THE FIDELITY VIP OVERSEAS PORTFOLIO; AND 0.63% FOR THE FIDELITY VIP GROWTH PORTFOLIO. THESE OFFSETS MAY BE DISCONTINUED AT ANY TIME. SEE THE PORTFOLIO'S PROSPECTUS FOR MORE INFORMATION.



14 ON JANUARY 1, 2003, HARRIS ASSOCIATES L.P. BECAME THE SUB-INVESTMENT MANAGER
   FOR THE STATE STREET RESEARCH CONCENTRATED INTERNATIONAL PORTFOLIO, WHICH CHANGED ITS NAME TO HARRIS OAKMARK INTERNATIONAL PORTFOLIO. THE MANAGEMENT FEE IN THE TABLE HAS BEEN RESTATED TO REFLECT A NEW MANAGEMENT FEE SCHEDULE THAT BECAME EFFECTIVE ON DECEMBER 1, 2005.



15 ON JANUARY 1, 2003, T. ROWE PRICE ASSOCIATES INC. BECAME THE SUB-INVESTMENT
   MANAGER FOR THE MFS(R) MID CAP GROWTH PORTFOLIO, WHICH CHANGED ITS NAME TO T. ROWE PRICE MID-CAP GROWTH PORTFOLIO.


16 ON APRIL 28, 2003, THE JANUS GROWTH PORTFOLIO OF THE METROPOLITAN FUND WAS
   MERGED INTO THE JANUS AGGRESSIVE GROWTH PORTFOLIO OF THE MET INVESTORS FUND.

17 PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004, THE MFS(R) RESEARCH MANAGERS
   PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE MFS INVESTORS TRUST PORTFOLIO OF THE METROPOLITAN FUND.


18 PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004, THE FI MID CAP OPPORTUNITIES
   PORTFOLIO WAS MERGED INTO THE JANUS MID CAP PORTFOLIO AND FIDELITY MANAGEMENT & RESEARCH COMPANY BECAME THE SUB-INVESTMENT MANAGER FOR THE PORTFOLIO, WHICH CHANGED ITS NAME TO FI MID CAP OPPORTUNITIES PORTFOLIO.



19 ON DECEMBER 16, 2003, FIDELITY RESEARCH & MANAGEMENT COMPANY BECAME THE
   SUB-INVESTMENT MANAGER FOR THE PUTNAM INTERNATIONAL STOCK PORTFOLIO, WHICH CHANGED ITS NAME TO FI INTERNATIONAL STOCK PORTFOLIO.


20 PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004, THE ASSETS OF THE FIDELITY
   VIP ASSET MANAGER PORTFOLIO OF THE FIDELITY VIP FUNDS WERE TRANSFERRED INTO THE MFS(R) TOTAL RETURN PORTFOLIO OF THE METROPOLITAN FUND. THE FIDELITY VIP ASSET MANAGER PORTFOLIO IS NO LONGER AVAILABLE UNDER THE DEFERRED OR INCOME ANNUITIES. AT THAT TIME, CLASS A SHARES OF THE MFS(R) TOTAL RETURN PORTFOLIO WERE ISSUED IN SUBSTITUTION FOR THE FIDELITY VIP ASSET MANAGER PORTFOLIO ASSETS THAT WERE TRANSFERRED.

21 FEES WAIVED OR EXPENSES REIMBURSED BY THE INVESTMENT MANAGER OF THESE
   PORTFOLIOS IN PRIOR YEARS WERE REPAID IN THE LAST FISCAL YEAR TO THE INVESTMENT MANAGER BY THESE PORTFOLIOS WITH THE APPROVAL OF THE FUND'S BOARD OF TRUSTEES. THESE AMOUNTS ARE INCLUDED IN THE "OTHER EXPENSES BEFORE REIMBURSEMENT" COLUMN. THE AMOUNTS PER PORTFOLIO ARE:


                         PORTFOLIO                            PERCENTAGE
                         ---------                            ----------
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO                       0.05
PIMCO TOTAL RETURN PORTFOLIO                                     0.01
MET/AIM SMALL CAP GROWTH PORTFOLIO                               0.04
RCM GLOBAL TECHNOLOGY PORTFOLIO                                  0.14
MFS(R) RESEARCH INTERNATIONAL PORTFOLIO                          0.05



FFA- 18

22 EFFECTIVE JANUARY 31, 2005, BLACKROCK ADVISORS, INC. BECAME THE
   SUB-INVESTMENT MANAGER FOR THE STATE STREET RESEARCH BOND INCOME PORTFOLIO, THE STATE STREET RESEARCH DIVERSIFIED PORTFOLIO, THE STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO, THE STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO, THE STATE STREET RESEARCH LARGE CAP GROWTH PORTFOLIO, THE STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO AND THE STATE STREET RESEARCH AURORA PORTFOLIO, WHICH CHANGED THEIR NAMES AS SHOWN IN THE FOLLOWING TABLE:

                    PRIOR PORTFOLIO NAME                                  NEW PORTFOLIO NAME
                    --------------------                                  ------------------
STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO             BLACKROCK AGGRESSIVE GROWTH PORTFOLIO
STATE STREET RESEARCH AURORA PORTFOLIO                        BLACKROCK STRATEGIC VALUE PORTFOLIO
STATE STREET RESEARCH BOND INCOME PORTFOLIO                   BLACKROCK BOND INCOME PORTFOLIO
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO                   BLACKROCK DIVERSIFIED PORTFOLIO
STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO              BLACKROCK INVESTMENT TRUST PORTFOLIO
STATE STREET RESEARCH LARGE CAP GROWTH PORTFOLIO              BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO
STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO               BLACKROCK LARGE CAP VALUE PORTFOLIO

23 PRIOR TO THE OPENING OF BUSINESS ON MAY 2, 2005, THE MET/PUTNAM VOYAGER
   PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE JENNISON GROWTH PORTFOLIO OF THE METROPOLITAN FUND.


24 ON MAY 1, 2005, OPPENHEIMERFUNDS, INC. BECAME THE SUB-INVESTMENT MANAGER FOR
   THE SCUDDER GLOBAL EQUITY PORTFOLIO, WHICH CHANGED ITS NAME TO OPPENHEIMER GLOBAL EQUITY PORTFOLIO.



25 ON JANUARY 15, 2005, RCM CAPITAL MANAGEMENT LLC BECAME THE SUB-INVESTMENT
   MANAGER FOR THE PIMCO PEA INNOVATION PORTFOLIO, WHICH CHANGED ITS NAME TO RCM GLOBAL TECHNOLOGY PORTFOLIO.



26 THESE PORTFOLIOS ARE "FUND OF FUNDS" PORTFOLIOS THAT INVEST SUBSTANTIALLY ALL
   OF THEIR ASSETS IN OTHER PORTFOLIOS OF THE METROPOLITAN FUND OR THE MET INVESTORS FUND. BECAUSE THESE PORTFOLIOS INVEST IN OTHER UNDERLYING PORTFOLIOS, EACH OF THESE PORTFOLIOS ALSO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH IT INVESTS, INCLUDING THE INVESTMENT MANAGEMENT FEE. THE TOTAL ANNUAL OPERATING EXPENSES OF THE PORTFOLIOS (BEFORE ANY APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS), INCLUDING THE TOTAL OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS (BEFORE ANY APPLICABLE FEE WAIVERS AND REIMBURSEMENTS) AS OF DECEMBER 31, 2005 ARE: 1.93% FOR THE METLIFE CONSERVATIVE ALLOCATION PORTFOLIO, 1.31% FOR THE METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO; 1.23% FOR THE METLIFE MODERATE ALLOCATION PORTFOLIO, 1.30% FOR THE METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO, AND 2.73% FOR THE METLIFE AGGRESSIVE ALLOCATION PORTFOLIO. CONTRACT OWNERS MAY BE ABLE TO REALIZE LOWER AGGREGATE EXPENSES BY INVESTING DIRECTLY IN THE UNDERLYING PORTFOLIOS INSTEAD OF THE PORTFOLIO. A CONTRACT OWNER WHO CHOOSES TO INVEST DIRECTLY IN THE UNDERLYING PORTFOLIOS WOULD NOT, HOWEVER, RECEIVE THE ASSET ALLOCATION SERVICES PROVIDED BY METLIFE ADVISERS.



27 ON APRIL 28, 2006, WESTERN ASSET MANAGEMENT BECAME THE SUB-INVESTMENT MANAGER
   FOR BOTH THE SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO AND THE SALOMON BROTHERS STRATEGIC OPPORTUNITIES BOND PORTFOLIO, WHICH CHANGED THEIR NAMES AS SET FORTH BELOW:



                 OLD PORTFOLIO NAME                                          NEW PORTFOLIO NAME
                 ------------------                                          ------------------
SALOMON BROTHERS STRATEGIC OPPORTUNITIES BOND
 PORTFOLIO                                             WESTERN ASSET MANAGEMENT STRATEGIC OPPORTUNITIES BOND PORTFOLIO
SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO             WESTERN ASSET MANAGEMENT U.S. GOVERNMENT PORTFOLIO



28 PRIOR TO THE OPENING OF BUSINESS ON MAY 1, 2006, THE MFS(R) INVESTORS TRUST
   PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE LEGG MASON VALUE EQUITY PORTFOLIO OF THE MET INVESTORS FUND.



29 ON DECEMBER 19, 2005, LAZARD ASSET MANAGEMENT LLC BECAME THE SUB-INVESTMENT
   MANAGER FOR THE MET/AIM MID CAP CORE EQUITY PORTFOLIO, WHICH CHANGED ITS NAME TO LAZARD MID-CAP PORTFOLIO. THE MANAGEMENT FEE IN THE TABLE HAS BEEN RESTATED TO REFLECT A NEW FEE SCHEDULE WHICH BECAME EFFECTIVE ON DECEMBER 19, 2005.



30 EACH PORTFOLIO WAS DESIGNED ON ESTABLISHED PRINCIPLES OF ASSET ALLOCATION.
   EACH PORTFOLIO WILL PRIMARILY INVEST ITS ASSETS IN OTHER INVESTMENT COMPANIES KNOWN AS EXCHANGE-TRADED FUNDS ("UNDERLYING ETFS"). AS AN INVESTOR IN AN UNDERLYING ETF OR OTHER INVESTMENT COMPANY, THE PORTFOLIO WILL ALSO BEAR ITS PRO-RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING ETF OR OTHER INVESTMENT COMPANY. THE ESTIMATED EXPENSES OF THE UNDERLYING ETF AND OTHER INVESTMENT COMPANIES ARE: 0.33% FOR CYCLICAL GROWTH AND INCOME ETF PORTFOLIO, AND 0.38% FOR CYCLICAL GROWTH ETF PORTFOLIO. THE EXPENSES OF THE UNDERLYING ETFS AND OTHER INVESTMENT COMPANIES ARE BASED UPON THE WEIGHTED AVERAGE OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING ETFS OR OTHER INVESTMENT COMPANIES FOR THE YEAR ENDED DECEMBER 31, 2005 (OR IN THE CASE OF VANGUARD(R) U.S. SECTOR INDEX FUND FOR THE FISCAL YEAR ENDED AUGUST 31, 2005) ACCORDING TO SUCH UNDERLYING ETFS' AND OTHER INVESTMENT COMPANIES' ALLOCATION TARGETS IN PLACE AS OF DECEMBER 31, 2005. SEE THE PROSPECTUS FOR THE PORTFOLIOS FOR A DESCRIPTION OF THE ALLOCATION TARGETS FOR EACH PORTFOLIO.



31 THIS PORTFOLIO FIRST BECAME AVAILABLE ON MAY 1, 2006.



                                                                         FFA- 19

EXAMPLE

    The example is intended to help you compare the cost of investing in the Deferred Annuities and Income Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Deferred Annuity or Income Annuity (described in the second table) and the Portfolios and expenses (described in the third table).

EXAMPLE.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

     --   reimbursement and/or waiver of expenses was not in effect;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   the underlying Portfolio earns a 5% annual return; and

     -- you surrender your Deferred Annuity or do not surrender your Deferred Annuity or you annuitize (elect a payout option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) (no early withdrawal charges are deducted).


                                                                 1             3              5              10
                                                                YEAR         YEARS          YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum...................................................      $902         $2,594         $4,144         $7,480
Minimum...................................................      $126         $  393         $  680         $1,496



ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES ACCUMULATION UNIT VALUES MAY BE FOUND IN APPENDIX B.



FINANCIAL FREEDOM DEFERRED ANNUITIES ACCUMULATION UNIT VALUES MAY BE FOUND IN APPENDIX B.



FFA- 20

METLIFE

--------------------------------------------------------------------------------
(SNOOPY AND 3 WOODSTOCKS GRAPHIC)
--------------------------------------------------------------------------------


Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at 200 Park Avenue, New York, New York 10166-0188. MetLife was formed under the laws of New York State in 1868. MetLife, Inc. is a leading provider of insurance and other financial services to individual and institutional customers throughout the United States. Through its subsidiaries and affiliates, MetLife, Inc. offers life insurance, annuities, automobile and homeowners' insurance and retail banking services to individuals, as well as group insurance, reinsurance and retirement and savings products and services to corporations and other institutions. Outside the United States, the MetLife companies have direct insurance operations in Asia Pacific, Latin America and Europe.


METROPOLITAN LIFE
SEPARATE ACCOUNT E

We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Enhanced Preference Plus Account and Financial Freedom Account Variable Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities even if that amount exceeds the assets in the Separate Account. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.

VARIABLE ANNUITIES

--------------------------------------------------------------------------------
                                   [SNOOPY TEETER TOTTER WITH WOODSTOCK GRAPHIC]
The group Deferred Annuities and group Income Annuities described in this Prospectus are offered to an employer, association, trust or other group for its employees, members or participants.
--------------------------------------------------------------------------------

There are two types of variable annuities described in this Prospectus: Deferred Annuities and Income Annuities. These annuities are "variable" because the value of your account or the amount of each income varies based on the investment performance of the investment divisions you choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money or income payment amount is at risk. The degree of risk will depend on the investment divisions you select. The Accumulation Unit Value or Annuity Unit Value for each investment division rises or falls based on

                                                                         FFA- 21
the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.

The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." With the Fixed Interest Account, your money earns a rate of interest that we guarantee. Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

--------------------------------------------------------------------------------
   A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase.
--------------------------------------------------------------------------------


A DEFERRED ANNUITY


You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.

The pay-out phase begins when you elect to have us pay you "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, they are "annuities."


Generally, it is not advisable to purchase a Deferred Annuity as a replacement for an existing annuity contract. You should replace an existing contract only when you determine that the Deferred Annuity is better for you. You may have to pay a withdrawal charge on your existing contract, and the Deferred Annuity may impose a new withdrawal charge period. Before you buy a Deferred Annuity ask your registered representative if purchasing a Deferred Annuity would be advantageous, given the Deferred Annuity's features, benefits and charges.



You should talk to your tax advisor to make sure that this purchase will qualify as a tax-free exchange. If you surrender your existing contract for cash and then buy the Deferred Annuity, you may have to pay Federal income taxes, including possible penalty taxes, on the surrender. Also, because we will not issue the Deferred Annuity until we have received the initial purchase payment from your existing insurance company, the issuance of the Deferred Annuity may be delayed.


All TSA, PEDC, 403(a) and IRA arrangements receive tax deferral under the Internal Revenue Code and/or the plan. There are no additional tax benefits from funding these tax qualified arrangements with a Deferred Annuity. Therefore, there should be reasons other

FFA- 22
than tax deferral, such as the availability of a guaranteed income for life or the death benefit, for acquiring the Deferred Annuity within these arrangements.

--------------------------------------------------------------------------------
While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund.
--------------------------------------------------------------------------------


AN INCOME ANNUITY

An Income Annuity, also known as an immediate annuity, only has a "pay-out" phase. You make a single purchase payment and select the type of income payment option suited to your needs. Some of the income payment types guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments you receive will depend on such things as the type of income payment type you choose, your investment choices and the amount of your purchase payment.

YOUR INVESTMENT CHOICES


The Metropolitan Fund, Calvert Fund, Fidelity VIP Funds, Met Investors Fund and American Funds and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAI for each fund is available upon your request. The Metropolitan Fund, Met Investors Fund and American Funds prospectuses are attached at the end of this Prospectus. If any of the Calvert Fund or Fidelity VIP Funds' Portfolios are available to you, then you will also receive their prospectuses as appropriate. You should read these prospectuses carefully before making purchase payments to the investment divisions. The Class A shares available to the Deferred Annuities and the Income Annuities do not impose any 12b-1 Plan fees. However, 12b-1 Plan fees are imposed on the American Funds Portfolios, which are Class 2, and the following Portfolios: FI Value Leaders, BlackRock Large Cap Value, Harris Oakmark International, Lazard Mid-Cap (formerly, Met/AIM Mid Cap Core Equity), Neuberger Berman Real Estate, BlackRock Legacy Large Cap Growth, Oppenheimer Capital Appreciation, FI Large Cap, PIMCO Inflation Protected Bond, Cylical Growth ETF, Cylical Growth and Income ETF and Met/AIM Small Cap Growth, which are all Class E.



Starting with the most conservative Portfolio, each group of investment choices is listed in the approximate risk relationship among each available Portfolio in the first group, with all those within the same investment style listed in alphabetical order (based upon the Portfolios' legal names). (See Appendix D Portfolio Legal and Marketing Names.) You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The lists are intended to be guides. Please


                                                                         FFA- 23
consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance or variable income payments based on amounts allocated to the investment divisions may go down as well as up.



ASSET ALLOCATION PORTFOLIOS



The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio, and the MetLife Aggressive Allocation Portfolio, also known as the "asset allocation portfolios," are "fund of funds" Portfolios that invest substantially all of their assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, each of these asset allocation portfolios will bear its pro rata portion of the fees and expenses incurred by the underlying Portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation portfolios. The expense levels will reduce the investment return of each of the asset allocation portfolios. The expense levels will vary over time, depending on the mix of underlying Portfolios in which the asset allocation portfolio invests. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in the asset allocation portfolios. A contract owner who chooses to invest directly in the underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers. For more information regarding the asset allocation portfolios, please read the prospectus for these portfolios.



EXCHANGE-TRADED FUNDS PORTFOLIOS



The Cyclical Growth ETF Portfolio and the Cyclical Growth and Income ETF Portfolio are asset allocation portfolios and "fund of funds" Portfolios, which invest substantially all of their assets in other investment companies known as exchange-traded funds ("Underlying ETFs"). As an investor in an Underlying ETF or other investment, each portfolio also will bear its pro-rata portion of the fees and expenses incurred by the Underlying ETF or other investment company in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the Portfolios. These expense levels will vary over time depending on the mix of Underlying ETFs in which these Portfolios invest.



FFA- 24

--------------------------------------------------------------------------------
The investment divisions generally offer the opportunity for greater returns over the long term than our Fixed Interest Account/Fixed Income Option.

The degree of investment risk you assume will depend on the investment divisions you choose. We have listed each group of your choices in the approximate order of risk from the most conservative to the most aggressive with all those within the same investment style listed in alphabetical order (based upon the Portfolios' legal names).

--------------------------------------------------------------------------------



Fidelity Money Market Portfolio        Seeks a high level of current income
                                       as is consistent with preservation of
                                       capital and liquidity by investing in
                                       money market instruments
Western Asset Management U.S.          Seeks to maximize total return
  Government Portfolio                 consistent with preservation of
                                       capital and maintenance of liquidity
BlackRock Bond Income Portfolio        Seeks competitive total return
                                       primarily from investing in
                                       fixed-income securities
American Funds Bond Portfolio          Seeks to maximize current income and
                                       preserve capital by investing
                                       primarily in fixed-income securities
Fidelity Investment Grade Bond         Seeks a high level of current income
  Portfolio                            as is consistent with preservation of
                                       capital
Lehman Brothers(R) Aggregate Bond      Seeks to equal the performance of the
  Index Portfolio                      Lehman Brothers Aggregate Bond Index
PIMCO Total Return Portfolio           Seeks maximum total return,
                                       consistent with the preservation of
                                       capital and prudent investment
                                       management
Western Asset Management Strategic     Seeks to maximize total return
  Bond Opportunities Portfolio         consistent with preservation of
                                       capital
Lord Abbett Bond Debenture Portfolio   Seeks high current income and the
                                       opportunity for capital appreciation
                                       to produce a high total return
PIMCO Inflation Protected Bond         Seeks to provide maximum total
  Portfolio                            return, consistent with preservation
                                       of capital and prudent investment
                                       management
BlackRock Diversified Portfolio        Seeks high total return while
                                       attempting to limit investment risk
                                       and preserve capital
MFS(R) Total Return Portfolio          Seeks a favorable total return
                                       through investment in a diversified
                                       portfolio
Calvert Social Balanced Portfolio      Seeks to achieve a competitive total
                                       return
Neuberger Berman Real Estate           Seeks to provide total return through
  Portfolio                            investment in real estate securities,
                                       emphasizing both capital appreciation
                                       and current income
Harris Oakmark Focused Value           Seeks long-term capital appreciation
  Portfolio
BlackRock Large Cap Value Portfolio    Seeks long-term growth of capital
Davis Venture Value Portfolio          Seeks growth of capital
Fidelity Equity-Income Portfolio       Seeks reasonable income by investing
                                       primarily in income-producing equity
                                       securities. In choosing these
                                       securities, the fund will also
                                       consider the potential for capital
                                       appreciation. The Portfolio's goal is
                                       to achieve a yield which exceeds the
                                       composite yield on the securities
                                       comprising the S&P 500
FI Value Leaders Portfolio             Seeks long-term growth of capital
Harris Oakmark Large Cap Value         Seeks long-term capital appreciation
  Portfolio
Neuberger Berman Mid Cap Value         Seeks capital growth
  Portfolio
Oppenheimer Global Equity Portfolio    Seeks capital appreciation
BlackRock Strategic Value Portfolio    Seeks high total return, consisting
                                       principally of capital appreciation
BlackRock Investment Trust Portfolio   Seeks long-term growth of capital and
                                       income
American Funds Growth-Income           Seeks both capital appreciation and
  Portfolio                            income
Legg Mason Value Equity Portfolio      Seeks long-term growth of capital
MetLife Stock Index Portfolio          Seeks to equal the performance of the
                                       Standard & Poor's(R) 500 Composite
                                       Stock Price Index
American Funds Global Small            Seeks capital appreciation through
  Capitalization Portfolio             stocks
FI Mid Cap Opportunities Portfolio     Seeks long-term growth of capital
Lazard Mid-Cap Portfolio               Seeks long-term growth of capital
                                       appreciation
MetLife Mid Cap Stock Index Portfolio  Seeks to equal the performance of the
                                       Standard & Poor's(R) MidCap 400
                                       Composite Stock Price Index
FI International Stock Portfolio       Seeks long-term growth of capital
Harris Oakmark International           Seeks long-term capital appreciation
  Portfolio
MFS(R) Research International          Seeks capital appreciation
  Portfolio
Morgan Stanley EAFE(R) Index           Seeks to equal the performance of the
  Portfolio                            MSCI EAFE Index
Fidelity Overseas Portfolio            Seeks long-term growth of capital
BlackRock Legacy Large Cap Growth      Seeks long-term growth of capital
  Portfolio
FI Large Cap Portfolio                 Seeks long-term growth of capital
American Funds Growth Portfolio        Seeks capital appreciation through
                                       stocks
Fidelity Growth Portfolio              Seeks capital appreciation
Janus Aggressive Growth Portfolio      Seeks long-term growth of capital
Jennison Growth Portfolio              Seeks long-term growth of capital
Oppenheimer Capital Appreciation       Seeks capital appreciation
  Portfolio
T. Rowe Price Large Cap Growth         Seeks long-term growth of capital
  Portfolio                            and, secondarily, dividend income



                                                                         FFA- 25

Loomis Sayles Small Cap Portfolio      Seeks long-term capital growth from
                                       investments in common stocks or other
                                       equity securities
Russell 2000(R) Index Portfolio        Seeks to equal the return of the
                                       Russell 2000 Index
BlackRock Aggressive Growth Portfolio  Seeks maximum capital appreciation
Calvert Social Mid Cap Growth          Seeks long-term capital appreciation
  Portfolio
T. Rowe Price Mid-Cap Growth           Seeks to provide long-term growth of
  Portfolio                            capital
Franklin Templeton Small Cap Growth    Seeks long-term capital growth
  Portfolio
Met/AIM Small Cap Growth Portfolio     Seeks long-term growth of capital
T. Rowe Price Small Cap Growth         Seeks long-term capital growth
  Portfolio
RCM Global Technology Portfolio        Seeks capital appreciation; no
                                       consideration is given to income
                        ASSET ALLOCATION PORTFOLIOS
MetLife Conservative Allocation        Seeks a high level of current income,
  Portfolio                            with growth of capital a secondary
                                       objective
MetLife Conservative to Moderate       Seeks a high total return in the form
  Allocation Portfolio                 of income and growth of capital, with
                                       a greater emphasis on income
MetLife Moderate Allocation Portfolio  Seeks a balance between a high level of current income and growth of
                                       capital, with a greater emphasis on
                                       growth of capital
MetLife Moderate to Aggressive         Seeks growth of capital
  Allocation Portfolio
MetLife Aggressive Allocation          Seeks growth of capital
  Portfolio
                  EXCHANGE-TRADED FUNDS ("ETF") PORTFOLIOS
Cyclical Growth ETF Portfolio          Seeks growth of capital
Cyclical Growth and Income ETF         Seeks growth of capital and income
  Portfolio


Some of the investment choices may not be available under the terms of the Deferred Annuity or Income Annuity. The Contract or other correspondence we provide you will indicate the investment divisions that are available to you. Your investment choices may be limited because:

* Your employer, association or other group contract holder limits the available investment divisions.

*  We have restricted the available investment divisions.

*  Some of the investment divisions are not approved in your state.

For Income Annuities, some states limit you to four choices (four investment divisions or three investment divisions and the Fixed Income Option).

The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of the Metropolitan Fund, Calvert Fund, Fidelity VIP Funds, Met Investors Fund or American Funds, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The Calvert Fund, Fidelity VIP Funds and American Funds Portfolios are made available by the funds only through various insurance company annuities and life insurance policies.


FFA- 26

The Metropolitan Fund, Calvert Fund, Fidelity VIP Funds, Met Investors Fund and American Funds are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the fund.

The Portfolios of the Metropolitan Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the Met Investors Fund pay Met Investors Advisory LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds pay Capital Research and Management Company a monthly fee for its services as their investment manager. The Portfolios of the Calvert Fund pay Calvert Asset Management Company, Inc. a monthly fee for its services as their investment manager. Similarly, the Portfolios of the Fidelity VIP Funds pay Fidelity Management & Research Company a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described, as applicable, in the Metropolitan Fund, Calvert Fund, Fidelity VIP Funds, Met Investors Fund and American Funds prospectuses and SAIs.

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or Met Investors Fund. The risks of these arrangements are also discussed in each fund's prospectus.


CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS



An investment manager (other than our affiliates MetLife Advisers, LLC and Met Investors Advisory, LLC) or sub-investment manager of a Portfolio, or its affiliates, may compensate us and/or certain of our affiliates for administrative or other services relating to the Portfolios. The amount of the compensation is not deducted from the Portfolios' assets and does not decrease the Portfolios' investment return. The amount of the compensation is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%. Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or their affiliate) with increased access to persons involved in the distribution of the Contracts.



                                                                         FFA- 27

We and/or certain of our affiliated insurance companies have membership interests in our affiliated investment managers MetLife Advisers, LLC, and Met Investors Advisory, LLC, which are formed as "limited liability companies." Our membership interests entitle us to profit distributions if the investment manager makes a profit with respect to the advisory fees it receives from the Portfolio. We may benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the investment managers. (See the Table of Expenses for information on the management fees paid by the Portfolios and the SAI for the Portfolios for information on the management fees paid by the investment managers to the sub-investment managers.)



Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in each Portfolio's prospectus. The payments are deducted from assets of the Portfolios and are paid to us. These payments decrease the Portfolios' investment return.



We select the Portfolios offered through this Contract based on several criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's investment manager or sub-investment manager is one of our affiliates or whether the investment portfolio, its investment manager, its sub-investment manager(s), or an affiliate will compensate us or our affiliates for providing certain administrative and other services, as described above. In some cases, we have included Portfolios based on recommendations made by broker-dealer firms. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of contract value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from contract owners. We do not provide investment advice and do not recommend or endorse any particular Portfolio.



We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Who Sells the Deferred Annuities and Income Annuities.")



(See the Table of Expenses for information on the investment management fees paid by the Portfolios and the SAI for information on the investment management fees paid by the investment managers to the sub-investment managers.)



FFA- 28

DEFERRED ANNUITIES


This Prospectus describes the following Deferred Annuities under which you can accumulate money:


--------------------------------------------------------------------------------
These Deferred Annuities are issued to a group. You are then a participant under the group's Deferred Annuity.
--------------------------------------------------------------------------------




Financial Freedom             Enhanced Preference
Account:                      Plus Account:
*  TSA (Tax Sheltered         *  TSA (Tax Sheltered
   Annuity)                      Annuity)
*  403(a) (Qualified annuity  *  403(a) (Qualified annuity
   plans under sec.403(a))       plans under sec.403(a))
*  Non-Qualified (for         *  PEDC (Public Employee
   certain deferred              Deferred Compensation)
   arrangements and plans)    *  Traditional IRA
                                 (Individual Retirement
                                 Annuities)
                              *  Non-Qualified
                              *  Non-Qualified (for
                                 certain deferred
                                 arrangements and plans)

[LINUS BUILDING SAND CASTLE GRAPHIC]


These Non-Qualified Deferred Annuities (for certain deferred arrangements and plans) include sec.457(f) deferred compensation plans, sec.451 deferred fee arrangements, sec.451 deferred compensation plans, sec.457(e)(11) severance and death benefits plans, and for Financial Freedom Deferred Annuities only, sec.415(m) qualified governmental excess benefit arrangements. The Non-Qualified Deferred Annuities for sec.457(e)(11) severance and death benefit plans have special tax risks. We no longer offer sec.457(e)(11) severance and death benefit plans but will accept purchase payments for those already issued.

In general under these types of non-qualified deferred compensation arrangements, all assets under the plan (including the Contract) are owned by the employer (or a trust subject to the claims of the employer's creditors). Participants may be permitted, if authorized under the plan, to make certain "deemed" investment choices and allocations. However, the entire interest under the Contract remains the property of the employer and any Account Balances thereunder are maintained solely for accounting purposes under the plan.

Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder. Deferred Annuities may be either:

*  Allocated (your Account Balance records are kept for you as an individual);
   or

* Unallocated (Account Balance records are kept for a plan or group as a whole).

                                                                         FFA- 29

THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN

If you participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, purchase payments, withdrawals, transfers, loans, the death benefit and pay-out options.


The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. Also, the Deferred Annuity may require that you or your beneficiary obtain a signed authorization from your employer or plan administrator to exercise certain rights. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult the Deferred Annuity Contract and plan document to see how you may be affected. If you are a Texas Optional Retirement Program participant, please see Appendix C for specific information which applies to you.


AUTOMATED INVESTMENT STRATEGIES

--------------------------------------------------------------------------------
We created these investment strategies to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and savings goals.
--------------------------------------------------------------------------------


There are five automated investment strategies available to you for Enhanced Deferred Annuities. The Equity Generator is the only investment strategy available for Financial Freedom Deferred Annuities. These investment strategies, if available to you, are without any additional charges. As with any investment program, no strategy can guarantee a gain -- you can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.

--------------------------------------------------------------------------------
                                                                  [SAFE GRAPHIC]
--------------------------------------------------------------------------------


THE EQUITY GENERATOR: An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index or BlackRock Aggressive Growth investment division, based on your selection. If your Fixed Interest Account balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

As an added benefit of this strategy, as long as 100% of every purchase payment is allocated to the Fixed Interest Account for the life of your Deferred Annuity and you never request allocation changes or transfers, you will not pay more in early withdrawal charges than your Contract earns. Early withdrawal charges may be taken from any of your earnings.

--------------------------------------------------------------------------------
                                                                 [SCALE GRAPHIC]
--------------------------------------------------------------------------------


THE EQUALIZER: You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the BlackRock Aggressive Growth Division. Each quarter amounts are transferred between the Fixed Interest Account and your


FFA- 30
chosen investment division to make the values of each equal. For example, if you choose the MetLife Stock Index Division and over the quarter it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.


[PIE CHART GRAPHIC]


THE REBALANCER(R): You select a specific asset allocation for your entire Account Balance from among the investment divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

[GLOBE GRAPHIC]


THE INDEX SELECTOR: You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model you choose, your entire Account Balance is allocated among the Lehman Brothers(R) Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index investment divisions and the Fixed Interest Account. Each quarter, the percentage in each of these investment divisions and the Fixed Interest Account is brought back to the model percentage by transferring amounts among the investment divisions and the Fixed Interest Account.

In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when you elected the Index Selector. You should consider whether it is appropriate for you to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the model. We may rely on a third party for its expertise in creating appropriate allocations.

[HOUR GLASS GRAPHIC]


THE ALLOCATOR: Each month a dollar amount you choose is transferred from the Fixed Interest Account to any of the investment divisions you choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account balance is exhausted, this strategy is automatically discontinued.

The Equity Generator and the Allocator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you wish to continue the strategy through periods of fluctuating prices.


                                                                         FFA- 31

--------------------------------------------------------------------------------
 You may make purchase payments to your Deferred Annuity whenever you choose, up to the date you begin receiving payments from a pay-out option. However, Federal tax rules may limit the amount and frequency of your purchase payments.
--------------------------------------------------------------------------------


PURCHASE PAYMENTS

There is no minimum purchase payment.

For Non-Qualified Deferred Annuities for certain deferred arrangements or plans (except those for sec.415(m) arrangements), we may require that each purchase payment be at least $2,000. In addition, we may require that your total purchase payments must be at least $15,000 for the first Contract Year and at least $5,000 each subsequent Contract Year.

Unless limited by tax law, you may continue to make purchase payments under Enhanced Deferred Annuities while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through automatic payroll deduction, salary reduction or salary deduction.

In the case of TSA Deferred Annuity money being transferred from a fixed account of another insurance company where you did not have access to your money because the company was being rehabilitated or liquidated, we may add additional money to the amount transferred to us to reflect the earlier lack of access.

ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Interest Account and the investment divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.

LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

     --   Federal tax laws.

     -- Our right to limit the total of your purchase payments to $1,000,000. We may change the maximum by telling you in writing at least 90 days in advance.

     -- Regulatory requirements. For example, if you reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after you have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to you after you turn age 60; or after you turn age 63, if the Deferred Annuity was issued before you were age 61 (except for an Enhanced PEDC Deferred Annuity).

     --   A withdrawal based on your leaving your job.

     -- Receiving systematic termination payments (described later) from both the Separate Account and Fixed Interest Account.

     --   For TSA and 403(a) Deferred Annuities if you should leave your job.


FFA- 32

[WOODSTOCK GRAPHIC]


THE VALUE OF YOUR INVESTMENT

Accumulation Units are credited to you when you make purchase payments or transfers into an investment division. When you withdraw or transfer money from an investment division, accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each investment division:

     -- First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

     -- Next, we subtract the daily equivalent of our insurance-related charge (general administrative expense and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and

     -- Finally, we multiply the previous Accumulation Unit Value by this result.

EXAMPLES

CALCULATING THE NUMBER OF ACCUMULATION UNITS

Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

                       $500    =  50 accumulation units
                       ----
                       $10


[GIRL ADDING GRAPHIC]


CALCULATING THE ACCUMULATION UNIT VALUE


Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying Portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 (50 x $10.50 = $525).


           $10.00 x 1.05 = $10.50 is the new Accumulation Unit Value


However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 (50 x $9.50 = $475).


            $10.00 x .95 = $9.50 is the new Accumulation Unit Value

TRANSFERS

You may make tax-free transfers between investment divisions or between the investment divisions and the Fixed Interest Account. Such transfers are free of any early withdrawal charges to you, except under certain Financial Freedom Deferred Annuities where you may incur early withdrawal charges, if applicable, for money transferred from the Fixed Interest Account to the investment divisions. Some

                                                                         FFA- 33
additional restrictions may also apply to transfers from the Fixed Interest Account to the investment divisions. For us to process a transfer, you must tell us:

--------------------------------------------------------------------------------
You may transfer money within your Contract. You will not incur current taxes on your earnings.
--------------------------------------------------------------------------------


*  The percentage or dollar amount of the transfer;

* The investment division(s) (or Fixed Interest Account) from which you want the money to be transferred;

* The investment division(s) (or Fixed Interest Account) to which you want the money to be transferred; and

* Whether you intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.


Your transfer request must be in good order and completed prior to the close of the Exchange on a business day if you want the transaction to take place on that day. All other transfer requests in good order will be processed on our next business day.


--------------------------------------------------------------------------------

       Income taxes, tax penalties and early withdrawal charges may apply to any withdrawal you make.

--------------------------------------------------------------------------------



WE MAY REQUIRE YOU TO:



*  Use our forms;



* Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy or if there is an outstanding loan from the Fixed Interest Account); or



* Transfer a minimum amount if the transfer is in connection with the Allocator.


Frequent requests from contract holders or participants/annuitants to make reallocations/transfers may dilute the value of a Portfolio's shares if the frequent reallocations/transfers involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent reallocations/transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt Portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract holders and other persons who may have an interest in the Contracts (e.g., participants/annuitants).


We have policies and procedures that attempt to detect and deter frequent reallocations/transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the Western Asset Management Strategic Bond Opportunities, FI International Stock, Fidelity VIP Overseas, Harris Oakmark International, MFS(R) Research



FFA- 34

International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, BlackRock Strategic Value, Loomis Sayles Small Cap, Russell 2000(R) Index, Franklin Templeton Small Cap Growth, Met/AIM Small Cap Growth, T. Rowe Price Small Cap Growth, American Funds Global Small Capitalization, and Lord Abbett Bond Debenture Portfolios) and we monitor reallocation/transfer activity in those Portfolios (the "Monitored Portfolios"). For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current value; and (3) two or more "round-trips" involving any Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.



We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor reallocation/transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring reallocation/transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive reallocation/transfer activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful reallocation/transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.



Our policies and procedures may result in reallocation/transfer restrictions being applied to deter market timing. Currently, when we detect reallocation/transfer activity in the Monitored Portfolios that exceeds our current reallocation/transfer limits, or other reallocation/transfer activity that we believe may be harmful to other persons who have an interest in the Contracts, we require all future reallocation/transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.



Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.



The detection and deterrence of harmful reallocation/transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the reallocation/transfer limits. Our ability to detect and/or restrict such reallocation/transfer



                                                                         FFA- 35
activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract holders or participants/annuitants to avoid such detection. Our ability to restrict such reallocation/transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all reallocation/transfer activity that may adversely affect contract holders or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any portfolios and there are no arrangements in place to permit any contract holder or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.



The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that we currently may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Portfolios. However, under rules recently adopted by the Securities and Exchange Commission, effective October 16, 2006, we will be required to (1) enter into a written agreement with each Portfolio or its principal underwriter that will obligate us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or reallocations/transfers by specific contract owners who violate the frequent trading policies established by the Portfolio.



In addition, contract holders or participants/annuitants and other persons with interests in the Contracts should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract holders or participants/annuitants) will not be harmed by reallocation/transfer



FFA- 36
activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios.

In accordance with applicable law, we reserve the right to modify or terminate the reallocation/transfer privilege at any time. We also reserve the right to defer or restrict the reallocation/transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract holder or participant/annuitant). You should read the Portfolio prospectuses for more details.

ACCESS TO YOUR MONEY

You may withdraw either all or a part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

*  The percentage or dollar amount of the withdrawal; and

* The investment divisions (or Fixed Interest Account) from which you want the money to be withdrawn.

Your withdrawal may be subject to early withdrawal charges.

Generally, if you request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require you to use our original forms.

ACCOUNT REDUCTION LOANS

We administer loan programs made available through plans or group arrangements on an account reduction basis for certain Deferred Annuities. If the loan is in default and has been reported to the Internal Revenue Service as income but not yet offset, loan repayments will be posted as after-tax contributions. Loan amounts will be taken from amounts that are vested according to your plan or group arrangement on a pro-rata basis from the source(s) of money the plan or group arrangement permits to be borrowed (e.g., money contributed to the plan or group arrangement through salary reduction, elective deferrals, direct transfers, direct rollovers and employer contributions), then on a pro-rata basis from each investment division and the Fixed Interest Account in which you then have a balance consisting of these sources of money. Loan repayment amounts will be posted back to the original money sources used to make the loan, if the loan is in good standing at the time of repayment. Loan repayments will be allocated on a pro-rata basis into the investment divisions and the Fixed Interest Account in which you


                                                                         FFA- 37
then have a balance. Loan repayment periods, repayment methods, interest rate, default procedures, tax reporting and permitted minimum and maximum loan amounts will be disclosed in the loan agreement documents. There may be initiation and maintenance fees associated with these loans.

SYSTEMATIC WITHDRAWAL PROGRAM FOR ENHANCED TSA AND IRA AND FINANCIAL FREEDOM TSA AND 403(a) DEFERRED ANNUITIES

If we agree and if approved in your state for only Enhanced TSA and IRA and Financial Freedom TSA and 403(a) Deferred Annuities, you may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year according to the time frame you select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties, and early withdrawal charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. For the Enhanced TSA and Financial Freedom TSA and 403(a) Deferred Annuities, if you elect to receive payments through this program, you must have no loan outstanding from the Fixed Interest Account and you must either be 59 1/2 years old or have left your job. Tax law generally prohibits withdrawals from Enhanced TSA and IRA and Financial Freedom TSA and 403(a) Deferred Annuities before you reach age 59 1/2.

--------------------------------------------------------------------------------
     We will withdraw your Systematic Withdrawal Program payments from the Fixed Interest Account or investment divisions you select, either pro rata or in the proportions you request. For the Enhanced TSA and Financial Freedom TSA and
        403(a) Deferred Annuities, if you elect to receive payments through this program, you must have no loan outstanding from the Fixed Interest Account and you must either be 59 1/2 years old or have left your job. Tax law generally prohibits withdrawals from Enhanced TSA and IRA and Financial Freedom TSA and
                          403(a) Deferred Annuities before you reach age 59 1/2.
                                          [SNOOPY AND FLYING WOODSTOCKS GRAPHIC]
--------------------------------------------------------------------------------


If you elect to withdraw a dollar amount, we will pay you the same dollar amount each Contract Year. If you elect to withdraw a percentage of your Account Balance, each Contract Year, we recalculate the amount you will receive based on your new Account Balance.

CALCULATING YOUR PAYMENT BASED ON A PERCENTAGE ELECTION FOR THE FIRST CONTRACT YEAR YOU ELECT THE SYSTEMATIC WITHDRAWAL PROGRAM: If you choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When you first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if you select to receive payments on a monthly basis with the percentage of your Account Balance you request equaling $12,000, and there are six months left in the Contract Year, we will pay you $2,000 a month.

CALCULATING YOUR PAYMENT FOR SUBSEQUENT CONTRACT YEARS OF THE SYSTEMATIC WITHDRAWAL PROGRAM: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay you over the Contract Year either the amount that you chose or an amount equal to the percentage of your Account Balance you chose. For example, if you select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay you $1,000 a month.


FFA- 38

--------------------------------------------------------------------------------
If you would like to receive your Systematic Withdrawal Program payment by the first of the month, you should request that the payment date be the 20th of the prior month.
--------------------------------------------------------------------------------


If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro rata from the Fixed Interest Account and any investment divisions in which you then have money.

SELECTING A PAYMENT DATE: You select a payment date which becomes the date we make the withdrawal. We must receive your request in good order at least 10 days prior to the selected payment date. If we do not receive your request in time, we will make the payment the following month on the date you selected. If you do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of payments can be made once a year at the beginning of any Contract Year and one other time during the Contract Year. If you make any of these changes, we will treat your request as though you were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in good order at least 30 days in advance.

Although we need your written authorization to begin this program, you may cancel this program at any time by telephone or by writing to us at your MetLife Designated Office.

--------------------------------------------------------------------------------
Your Account Balance will be reduced by the amount of your Systematic Withdrawal Program payments and applicable withdrawal charges. Payments under this program are not the same as income payments you would receive from a Deferred Annuity pay-out option or under an Income Annuity.
--------------------------------------------------------------------------------


Systematic Withdrawal Program payments may be subject to an early withdrawal charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When you first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the early withdrawal charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.


Although early withdrawal charges do not apply to Systematic Withdrawal Program payments from your Financial Freedom Deferred Annuity Separate Account balance, early withdrawal charges may apply to Systematic Withdrawal Program payments from your Fixed Interest Account balance.


Participation in the Systematic Withdrawal Program is subject to our administrative procedures.

                                                                         FFA- 39

MINIMUM DISTRIBUTION

In order for you to comply with certain tax law provisions, you may be required to take money out of your Deferred Annuity. For the Enhanced TSA and IRA Deferred Annuities, rather than receiving your minimum required distribution in one annual lump-sum payment, you may request that we pay it to you in installments throughout the calendar year. However, we may require that you maintain a certain Account Balance at the time you request these payments.

CONTRACT FEE

There is no Separate Account annual contract fee. You may pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year.

ACCOUNT REDUCTION LOAN FEES

We make available account reduction loans. If your plan or group of which you are a participant or member permits account reduction loans, and you take an account reduction loan, there is a $75 account reduction loan initiation fee. This fee is paid from the requested loan principal amount. There is also a $50 annual maintenance fee per loan outstanding. The maintenance fee is taken pro-rata from each investment division and the Fixed Interest Account in which you then have a balance and is paid on a quarterly basis at the end of each quarter. Either or both fees may be waived for certain groups.

CHARGES

--------------------------------------------------------------------------------
The charges you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charges each time we calculate the Accumulation Unit
                                                                          Value.
--------------------------------------------------------------------------------

There are two types of charges you pay while you have money in an investment division:

*  Insurance-related charge, and

*  Investment-related charge.

INSURANCE-RELATED CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than .95% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity.

--------------------------------------------------------------------------------
  MetLife guarantees that the Separate Account insurance-related charge will not increase while you have a Deferred Annuity.
--------------------------------------------------------------------------------


General administrative expenses we incur include financial, actuarial, accounting and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should you die during your "pay-in" phase is larger than your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk).

FFA- 40

INVESTMENT-RELATED CHARGE

--------------------------------------------------------------------------------
                                                      [WOODSTOCK TYPING GRAPHIC]
--------------------------------------------------------------------------------


This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Two classes of the shares available to the Deferred Annuities have 12b-1 fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on which investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES

Some jurisdictions tax what are called "annuity considerations."These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity taxes") only when you exercise a pay-out option. In certain states, we may also deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.


Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in Appendix A shows the states where premium taxes are charged and the amount of these taxes.


We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Deferred Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.


                                                                         FFA- 41

--------------------------------------------------------------------------------
      We do not include your earnings when calculating early withdrawal charges.
        However, if the early withdrawal charge is greater than the rest of your purchase payments, then we will take the early withdrawal charges, in whole or in part, from your earnings. You will not pay an early withdrawal charge on any purchase payments made more than 7 years ago. For Financial Freedom and certain
Non-Qualified Enhanced Deferred Annuities, early withdrawal charges do not apply to the Separate Account. However, these charges may apply to withdrawals from the Fixed Interest Account and to transfers from the Fixed Interest Account into the investment divisions.
--------------------------------------------------------------------------------


EARLY WITHDRAWAL CHARGES FOR TSA, 403(a), NON-QUALIFIED, PEDC AND IRA ENHANCED DEFERRED ANNUITIES
An early withdrawal charge of up to 7% may apply if you withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. To determine the early withdrawal charge for the TSA, 403(a), Non-Qualified, PEDC and IRA Enhanced Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account or investment division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from purchase payments that can be withdrawn without an early withdrawal charge, then from other purchase payments on a "first-in-first-out" (oldest money first) basis and then from earnings. Once we have determined the amount of the early withdrawal charge, we will then withdraw it from the Fixed Interest Account and the investment divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings.

For partial withdrawals, the early withdrawal charge is determined by dividing the amount that is subject to the early withdrawal charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed, and withdraw the early withdrawal charge. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the early withdrawal charge.

For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown; keep the result as an early withdrawal charge and pay you the rest.

The early withdrawal charge on purchase payments withdrawn is as follows:

                                       DURING PURCHASE PAYMENT YEAR
                            ---------------------------------------------------
    Year                     1     2     3     4     5     6     7    8 & Later
    Percentage              7%    6%    5%    4%    3%    2%    1%       0%

The early withdrawal charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of early withdrawal charges we collect. However, we believe that our sales costs may exceed the early withdrawal charges we collect. If so, we will pay the difference out of our general profits.

Because of the reduced sales costs for certain Enhanced Deferred Annuities, there are no early withdrawal charges.

FFA- 42

For certain deferred arrangements and plans, you pay no early withdrawal charges on withdrawals from Financial Freedom Deferred Annuities and Non-Qualified Enhanced Deferred Annuities.

--------------------------------------------------------------------------------
                                        [FRANKLIN WITH MAGNIFYING GLASS GRAPHIC]
--------------------------------------------------------------------------------


WHEN NO EARLY WITHDRAWAL CHARGE APPLIES FOR TSA, 403(a), NON-QUALIFIED, PEDC AND IRA ENHANCED DEFERRED ANNUITIES

In some cases, we will not charge you the early withdrawal charge when you make a withdrawal. We may, however, ask you to prove that you meet one of the following conditions listed below.

You do not pay an early withdrawal charge:

*  On transfers you make within your Deferred Annuity.

*  On withdrawals of purchase payments you made over seven years ago.

--------------------------------------------------------------------------------
Early withdrawal charges never apply to transfers among investment divisions or transfers to the Fixed Interest Account.
--------------------------------------------------------------------------------


* If you choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).

* If you die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.

* If your Contract permits and if your spouse is substituted as the purchaser of the Deferred Annuity and continues the Contract, that portion of the Account Balance that is equal to the "step up" portion of the death benefit.

* If you withdraw up to 20% (10% for certain TSA Enhanced Deferred Annuities) of your Account Balance each Contract Year. This 20% (or 10%) total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time you make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds 20% (or 10%) will you have to pay early withdrawal charges.

* If the withdrawal is required for you to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity, for purposes of this exception, we will treat the Contract as if it were your only account subject to the minimum distribution rules. This exemption does not apply if you have a Non-Qualified Deferred Annuity or if the withdrawal is to satisfy Section 72(t) requirements under the Internal Revenue Code.


* If you have transferred money which is not subject to a withdrawal charge (because you have satisfied contractual provisions for a withdrawal without the imposition of a contract withdrawal charge) from certain eligible MetLife contracts into the Deferred Annuity, and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.



                                                                         FFA- 43

* Systematic Termination. For all Deferred Annuities except certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities, if the Contract is terminated, the Account Balance may be systematically withdrawn in annual installments without early withdrawal charges. You may ask to receive your money in annual installments based on the following percentages of your Account Balance for that year's withdrawal:

  CONTRACT
    YEAR
   1*        2    3        4         5
   20%      25%  33 1/3%  50%    remainder
  * Less that Contract Year's withdrawals.

    Any money you withdraw in excess of these percentages in any Contract Year will be subject to early withdrawal charges. You may stop the systematic termination of the Contract. If you ask to restart systematic termination, you begin at the beginning of the schedule listed above.

* If you are disabled and you request a total withdrawal. Disability is as defined in the Federal Social Security Act.

*  If you retire:

     -- For the Non-Qualified and certain PEDC Enhanced Deferred Annuities, if you retire.

     -- For certain TSA Enhanced Deferred Annuities, if you have also participated for at least 10 consecutive years. This does not apply for withdrawals of money transferred into the Contract from other investment vehicles on a tax-free basis (plus earnings on such amounts). Participated for at least 10 consecutive years means that your Contract must have been in existence for 10 years prior to the requested withdrawal.

     -- For certain TSA, PEDC and 403(a) Enhanced Deferred Annuities, if you also have participated for at least 10 consecutive years unless you retire according to the definition of retirement stated in your plan. Participated for at least 10 consecutive years means that your Contract must have been in existence for 10 years prior to the requested withdrawal.

* If you leave your job with the employer that bought the Deferred Annuity. (Except for certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities.)

* If your plan terminates and the withdrawal is transferred into another annuity contract we issue. (Except for certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities.)

* If your plan provides payment on account of hardship and you suffer from an unforeseen hardship. (Except for certain TSA, 403(a), Non-Qualified and IRA Enhanced Deferred Annuities.) For


FFA- 44
   certain TSA Enhanced Deferred Annuities, you must only have suffered an unforeseen hardship.

* If you make a direct transfer to other investment vehicles we have pre-approved. (Except for certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities.)

* If you withdraw money under a plan provision which we have pre-approved. (Except for certain TSA, Non-Qualified, PEDC and IRA Enhanced Deferred Annuities.)

* If the plan or group of which you are a participant or member permits account reduction loans, you take an account reduction loan and the withdrawal consists of these account reduction loan amounts.

--------------------------------------------------------------------------------
                                                             [WOODSTOCK GRAPHIC]
--------------------------------------------------------------------------------


WHEN A DIFFERENT EARLY WITHDRAWAL CHARGE MAY APPLY

If you transferred money from certain eligible MetLife contracts into a Deferred Annuity, you may have different early withdrawal charges for these transferred amounts. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.

*  Amounts transferred before January 1, 1996:

    We credit your transferred amounts with the time you held them under your original Contract. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges (determined as previously described) for transferred amounts from your original Contract.

                          During Purchase Payment Year
    Year                      1      2      3      4      5     6 and Beyond
    Percentage               5%     4%     3%     2%     1%          0%

*  Amounts transferred on or after January 1, 1996:


     -- For certain contracts which we issued at least two years before the date of the transfer (except as noted below), we apply the withdrawal charge under your original Contract but not any of the original Contract's exceptions or reductions to the withdrawal charge percentage that do not apply to a Deferred Annuity. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges (determined as previously described) for transferred amounts from your original Contract:

                               After the Transfer
    Year                      1      2      3      4      5     6 and Beyond
    Percentage               5%     4%     3%     2%     1%          0%

     -- If we issued the other contract less than two years before the date of the transfer or it has a separate withdrawal charge for


                                                                         FFA- 45
          each purchase payment, we treat your purchase payments under the other contract as if they were made under the Deferred Annuity as of the date we received them under that contract.

* Alternatively, if provided for in your Deferred Annuity, we credit your purchase payments with the time you held them under your original Contract.

--------------------------------------------------------------------------------
[GIRL READING GRAPHIC]
--------------------------------------------------------------------------------


FREE LOOK

You may cancel the Deferred Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The time period may also vary depending on your age and whether you purchased the Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your MetLife Designated Office in good order.

DEATH BENEFIT

One of the insurance guarantees we provide you under the Deferred Annuity is that your beneficiaries will be protected against market downturns. You name the beneficiary(ies) under the following Deferred Annuities:


*  Enhanced TSA

*  Enhanced Non-Qualified

*  Enhanced 403(a)

*  Enhanced Traditional IRA

*  Financial Freedom TSA

*  Financial Freedom 403(a)

For the following Deferred Annuities the trustee receives the death benefit:

*  Non-Qualified Deferred Annuity for

     --   sec.457(f) deferred compensation plan

     --   sec.451 deferred fee arrangements

     --   sec.451 deferred compensation plans

     --   sec.457(e)(11) severance and death benefit plans

     --   sec.415(m) qualified governmental excess benefit arrangements

* For PEDC Deferred Annuities, the employer or trustee receives the death benefit.


FFA- 46

The death benefit your beneficiary receives will be the greatest of:

*  Your Account Balance;

* Your highest Account Balance as of December 31 following the end of your fifth Contract Year and at the end of every other five year period. In any case, less any later partial withdrawals, fees and charges; or

*  The total of all of your purchase payments less any partial withdrawals.

In each case, we deduct the amount of any outstanding loans from the death benefit.

We will only pay the death benefit when we receive both proof of death and instructions for payment in good order.

Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum cash payment.

If the beneficiary is your spouse, he/she may be substituted as the purchaser of the Non-Qualified and Traditional IRA Deferred Annuities (or Non-Qualified and Traditional IRA Enhanced Deferred Annuities) and continue the Contract. In that case, the Account Balance will be reset to equal the death benefit on the date the spouse continues the Non-Qualified and Traditional IRA Deferred Annuities (or Non-Qualified and Traditional IRA Enhanced Deferred Annuities). (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an investment division and the Fixed Interest Account as each bears to the total Account Balance). If the spouse continues the Non-Qualified and Traditional IRA Deferred Annuities (or Non-Qualified and Traditional IRA Enhanced Deferred Annuities), the death benefit is calculated as previously described, except, all values used to calculate the death benefit, which may include highest Account Balance as of December 31 following the end of the fifth contract year and every other five year period, are reset on the date the spouse continues the Non-Qualified and Traditional IRA Deferred Annuities (or Non-Qualified and Traditional IRA Enhanced Deferred Annuities). Your spouse may make additional purchase payments and transfers and exercise any other rights as a purchaser of the Contract. Any applicable early withdrawal charges will be assessed against future withdrawals.

Where there are multiple beneficiaries, we will only value the death benefit at the time the first beneficiary submits the necessary documentation in good order. Any death benefit amounts attributable to any beneficiary which remain in the investment divisions are subject to investment risk.


                                                                         FFA- 47

PAY-OUT OPTIONS (OR INCOME OPTIONS)

--------------------------------------------------------------------------------
 The pay-out phase is often referred to as either "annuitizing" your Contract or taking an income annuity.
--------------------------------------------------------------------------------

You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. When you are selecting your pay-out option you will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes, applicable contract fees and outstanding loans), then we apply the net amount to the option. You are not required to hold your Deferred Annuity for any minimum time period before you may annuitize. Generally, you may defer receiving payments for up to one year after you have chosen your pay-out option. The variable pay-out option may not be available in all states.

When considering whether to select a pay-out option, you should think about whether you want:

* Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;

*  A fixed dollar payment or a variable payment; and

*  A refund feature.

--------------------------------------------------------------------------------
   Should our current immediate annuity rates for a fixed pay-out option provide for greater payments than those quoted in your Contract, we will use the current rates.
--------------------------------------------------------------------------------


Your income payment amount will depend upon your choices. For lifetime options, the age and sex of the measuring lives (annuitants) will also be considered. For example, if you select a pay-out guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if you select a pay-out option with payments over only your lifetime. The terms of the Contract supplement to your Deferred Annuity will tell you when your income payments start and the frequency with which you will receive your income payments.

By the date specified in your Contract, if you do not either select a pay-out option or withdraw your entire Account Balance, and your Deferred Annuity was not issued under certain employer retirement plans, we will automatically issue you a life annuity with a 10 year guarantee. In that case, if you do not tell us otherwise, your Fixed Interest Account balance will be used to provide a Fixed Income Option and your Separate Account balance will be used to provide a variable income option. However, if we do ask you what you want us to do and you do not respond, we may treat your silence as a request by you to continue your Deferred Annuity.

Because the features of variable pay-out options under the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the "Income Annuities" heading for more information.


FFA- 48

INCOME ANNUITIES

Income Annuities provide you with a regular stream of payments for either your lifetime or a specific period. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that you begin receiving payments immediately or you can apply the Account Balance of the Deferred Annuity to a pay-out option to receive payments during your "pay-out" phase. With an Income Annuity purchased as an immediate annuity and not as a pay-out option to receive payments during your "pay-out" phase, you may defer receiving payments from us for one year after you have purchased an immediate annuity. You bear any investment risk during any deferral period. The Income Annuity currently may not be available in all states.

--------------------------------------------------------------------------------
You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semi-annual or annual basis.
--------------------------------------------------------------------------------


We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option.

Using proceeds from the following types of arrangements, you may purchase the following types of Income Annuities to receive immediate payments:

Financial Freedom Account:           Enhanced Preference Plus Account:
*  TSA                               *  TSA
*  403(a)                            *  403(a)
*  Non-Qualified (for certain        *  PEDC
   deferred arrangements and         *  Traditional IRA
   plans)                            *  Non-Qualified
                                     *  Non-Qualified (for certain
                                        deferred arrangements and
                                        plans)

If you have accumulated amounts in any of the listed investment vehicles, your lump sum withdrawal from that investment vehicle may be used to purchase an appropriate Income Annuity as long as income tax requirements are met.

These Non-Qualified Deferred Annuities (for certain deferred arrangements and plans) include sec.457(f) deferred compensation plans, sec.451 deferred fee arrangements, sec.451 deferred compensation plans, sec.457(e)(11) severance and death benefits plans, and sec.415(m) qualified governmental excess benefit arrangements. The Deferred Annuities for sec.457(e)(11) severance and death benefit plans have special tax risks. We no longer offer the Non-Qualified Deferred Annuities for sec.457(e)(11) severance and death benefit plans but will accept a purchase payment for those already issued.

If your retirement plan has purchased an Income Annuity, then your choice of pay-out options may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how you may be affected.

                                                                         FFA- 49

INCOME PAYMENT TYPES
Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type for your Income Annuity when you decide to take a pay-out option or at application. The decision is irrevocable.

--------------------------------------------------------------------------------
                     Many times the Owner and the Annuitant are the same person.
--------------------------------------------------------------------------------


There are three people who are involved in payments under your Income Annuity:

* Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

* Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

* Beneficiary: the person who may receive continuing payments or a lump sum payment if the owner dies.

Your income payment amount will depend in large part on the type of income payment you choose. For example, if you select a "Lifetime Income Annuity for Two," your payments will typically be lower than if you select a "Lifetime Income Annuity." The terms of your Contract will determine when your income payments start and the frequency with which you will receive your income payments. When you select an income type, it will apply to both fixed income payments and variable income payments.

LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

--------------------------------------------------------------------------------
When deciding how to receive income, consider:

- The amount of income you need;

- The amount you expect to receive from other sources;

- The growth potential of other investments; and

- How long you would like your income to last.
--------------------------------------------------------------------------------


LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY WITH A REFUND: A variable income that is paid as long as the annuitant is living and guarantees that the total of all income payments will not be less than the purchase payment that we received. If the annuitant dies before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.


LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both annuitants are no longer living.


FFA- 50

--------------------------------------------------------------------------------
[SNOOPY ON BEACH GRAPHIC]
--------------------------------------------------------------------------------


LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A REFUND: A variable income that is paid as long as either annuitant is living and guarantees that all income payments will not be less than the purchase payment that we received. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. If both annuitants die before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

--------------------------------------------------------------------------------
The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity.
--------------------------------------------------------------------------------


INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income payment type. If the owner dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.

ALLOCATION
You decide what portion of your income payment is allocated among the Fixed Income Option and the investment divisions.

MINIMUM SIZE OF YOUR INCOME PAYMENT
Your initial income payment must be at least $50. If you live in Massachusetts, the initial income payment must be at least $20. This means that the amount of your purchase payment or the amount used from a Deferred Annuity to provide a pay-out option must be large enough to produce this minimum initial income payment.

THE VALUE OF YOUR INCOME PAYMENTS

ANNUITY UNITS

Annuity units are credited to you when you make a purchase payment or make a reallocation into an investment division. Before we determine the number of annuity units to credit to you, we reduce a

                                                                         FFA- 51
purchase payment (but not a reallocation) by any premium taxes and the contract fee, if applicable. We then compute an initial income payment amount using the Assumed Investment Return ("AIR"), your income payment type and the age and sex of the measuring lives. We then divide the initial income payment (allocated to an investment division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. When you reallocate an income payment from an investment division, annuity units supporting that portion of your income payment in that investment division are liquidated.

AIR

--------------------------------------------------------------------------------
                 The AIR is stated in your Contract and may range from 3% to 6%.
--------------------------------------------------------------------------------


Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. The AIR is stated in your Contract and may range from 3% to 6%. The higher your AIR, the higher your initial variable income payment will be. Your next variable income payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the net investment return). Likewise, your next variable income payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the net investment return) is less than the AIR (for the time period between the payments, a lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had elected a higher AIR as changes occur in the investment experience of the investment divisions.


The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract's issue date, then the amount of that payment will be determined on your Contract's issue date.


VALUATION

This is how we calculate the Annuity Unit Value for each investment division:

* First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of your insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;

* Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

*  Finally, we multiply the previous Annuity Unit Value by this result.


FFA- 52

REALLOCATIONS

--------------------------------------------------------------------------------
[WOODSTOCK GRAPHIC]
--------------------------------------------------------------------------------

You may make reallocations among investment divisions or from the investment divisions to the Fixed Income Option. Once you reallocate your income payment into the Fixed Income Option you may not later reallocate it into an investment division. There is no early withdrawal charge to make a transfer. If you reside in certain states you may be limited to four options (including the Fixed Interest Option).

For us to process a reallocation, you must tell us:

--------------------------------------------------------------------------------
Once you reallocate your income payment into the Fixed Income Option you may not later reallocate it into an investment division.
--------------------------------------------------------------------------------



*  The percentage of the income payment to be reallocated;


* The investment divisions (or Fixed Income Option) (and the percentages allocated to each) to which you want to reallocate; and

*  The investment division from which you want to reallocate.

We may require that you use our forms to make reallocations.


Reallocations will be made as of the end of a business day, at the close of the Exchange, if received in good order prior to the close of the Exchange on that business day. All other reallocation requests will be processed on the next business day.



Frequent requests from contract holders or participants/annuitants to make reallocations/transfers may dilute the value of a Portfolio's shares if the frequent reallocations/transfers involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent reallocations/transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt Portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract holders and other persons who may have an interest in the Contracts (e.g., participants/annuitants).


We have policies and procedures that attempt to detect and deter frequent reallocations/transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., Western Asset Management Strategic Bond Opportunities, FI International Stock, Fidelity VIP Overseas, Harris Oakmark International, MFS(R) Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, BlackRock Strategic Value, Loomis Sayles Small Cap, Russell



                                                                         FFA- 53

2000(R) Index, Franklin Templeton Small Cap Growth, Met/AIM Small Cap Growth, T. Rowe Price Small Cap Growth, American Funds Global Small Capitalization, and Lord Abbett Bond Debenture Portfolios) and we monitor reallocation/transfer activity in those Portfolios (the "Monitored Portfolios"). For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current value; and (3) two or more "round-trips" involving any Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.



We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor reallocation/transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring reallocation/transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive reallocation/transfer activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful reallocation/transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.



Our policies and procedures may result in reallocation/transfer restrictions being applied to deter market timing. Currently, when we detect reallocation/transfer activity in the Monitored Portfolios that exceeds our current reallocation/transfer limits, or other reallocation/transfer activity that we believe may be harmful to other persons who have an interest in the Contracts, we require all future reallocation/transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.



The detection and deterrence of harmful reallocation/transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the reallocation/transfer limits. Our ability to detect and/or restrict such reallocation/transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract holders or participants/annuitants to avoid such detection. Our ability to restrict such reallocation/transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all reallocation/transfer activity that may adversely affect



FFA- 54
contract holders or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract holder or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.



The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that currently we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Portfolios. However, under rules recently adopted by the Securities and Exchange Commission, effective October 16, 2006, we will be required to (1) enter into a written agreement with each Portfolio or its principal underwriter that will obligate us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or reallocations/transfers by specific contract owners who violate the frequent trading policies established by the Portfolio.



In addition, contract holders or participants/annuitants and other persons with interests in the Contracts should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract holders or participants/annuitants) will not be harmed by reallocation/transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios.


In accordance with applicable law, we reserve the right to modify or terminate the reallocation/transfer privilege at any time. We also reserve the right to defer or restrict the reallocation/transfer privilege at any time that we are unable to purchase or redeem shares of any


                                                                         FFA- 55
of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract holder or participant/annuitant). You should read the Portfolio prospectuses for more details.

--------------------------------------------------------------------------------

The charges you pay will not reduce the number of annuity units credited to you.
         Instead, we deduct the charges when calculating the Annuity Unit Value.

--------------------------------------------------------------------------------



CONTRACT FEE


There is no contract fee under the Income Annuities.

CHARGES

There are two types of charges you pay if you allocate any of your purchase payment to the investment divisions:

*  Insurance-related charge; and

*  Investment-related charge.


INSURANCE-RELATED CHARGE


You will pay an insurance-related charge for the Separate Account that is no more than .95% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.


General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments than we anticipated.

We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Two classes of shares available to the Income Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on the investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.


FFA- 56

PREMIUM AND OTHER TAXES

Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.


Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Income Annuity you purchased and your home state or jurisdiction. A chart that shows the states where premium taxes are charged and the amount of these taxes is in Appendix A.


We also reserve the right to deduct from purchase payments, account balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments, at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

FREE LOOK

--------------------------------------------------------------------------------
[LUCY READING GRAPHIC]
--------------------------------------------------------------------------------


You may cancel your Income Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The "free look" may also vary depending on your age and whether you purchased your Income Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payment or the value of your annuity units as of the date your refund request is received at your MetLife Designated Office in good order.

--------------------------------------------------------------------------------
You do not have a free look if you are electing income payments in the pay-out phase of your Deferred Annuity.
--------------------------------------------------------------------------------


If you do not cancel your Income Annuity during the "free look" period, your decision to purchase the Income Annuity is irrevocable.


GENERAL INFORMATION


ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

Send your purchase payments by check or money order made payable to "MetLife," to your MetLife Designated Office or a MetLife sales

                                                                         FFA- 57
office, if that office has been designated for this purpose. (We reserve the right to receive purchase payments by other means acceptable to us.) We will provide you with all necessary forms. We must have all documents in good order to credit your purchase payments.


Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in good order at your MetLife Designated Office, except when they are received:

*  On a day when the Accumulation Unit/Annuity Unit Value is not calculated, or

*  After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

We reserve the right to credit your initial purchase payment to you within two days after its receipt at your MetLife Designated Office or MetLife sales office, if applicable. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Under certain group Deferred Annuities and group Income Annuities, your employer, or the group in which you are a participant or member must identify you on their reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account/Fixed Income Option.

CONFIRMING TRANSACTIONS

--------------------------------------------------------------------------------
                                             [CHARLIE BROWN WITH LETTER GRAPHIC]
--------------------------------------------------------------------------------


You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as Systematic Withdrawal Program payments and automated investment strategy transfers, may be confirmed quarterly. Salary reduction or deduction purchase payments under TSA Deferred Annuities and the Non-Qualified Financial Freedom Deferred Annuity for 415(m) qualified governmental excess benefit arrangements are confirmed quarterly. Unless you inform us of errors within 60 days of receipt, we will consider these communications to be accurate and complete.

PROCESSING TRANSACTIONS

We permit you to request transactions by mail and telephone. We make Internet access available to you for your Deferred Annuity. We may suspend or eliminate telephone or Internet privileges at any time

FFA- 58
without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

BY TELEPHONE OR INTERNET

--------------------------------------------------------------------------------
[CHARLIE BROWN ON PHONE GRAPHIC]
--------------------------------------------------------------------------------


You may obtain information and initiate a variety of transactions about your Deferred Annuity by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law. Some of the information and transactions accessible to you include:

*  Account Balance

*  Unit Values

*  Current rates for the Fixed Interest Account

*  Transfers

*  Changes to investment strategies

*  Changes in the allocation of future purchase payments.

Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions, and performance of systems.


                                                                         FFA- 59

We are not responsible or liable for:

* any inaccuracy, errors, or delay in or omission of any information you transmit or deliver to us; or

* any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are notified of your death before a requested transaction is completed, we will cancel the request. For example, if you request a transfer or withdrawal for a date in the future under a Deferred Annuity and then die before that date, we simply pay the death benefit instead. For Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity so provides. Or, depending on your Income Annuity's provisions we may continue making payments to a joint annuitant or pay your beneficiary a refund.

THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from you. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners.

VALUATION--SUSPENSION OF PAYMENTS

We separately determine the Accumulation Unit Value and Annuity Unit Value for each investment division once each day at the close of the Exchange when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

When you request a transaction, we will process the transaction using the next available Accumulation Unit Value for Deferred Annuities or Annuity Unit Value for Income Annuities. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.

We reserve the right to suspend or postpone payment for a withdrawal, income payment or transfer/reallocation when:

* rules of the Securities and Exchange Commission so permit (trading on the Exchange is limited, the Exchange is closed other


FFA- 60
   than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

* during any other period when the Securities and Exchange Commission by order so permits.

ADVERTISING PERFORMANCE

--------------------------------------------------------------------------------
All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.
--------------------------------------------------------------------------------

We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports. We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of early withdrawal charges. Early withdrawal charges would reduce performance experience.

AVERAGE ANNUAL TOTAL RETURN calculations ("Standard Performance") reflect all Separate Account charges and applicable early withdrawal charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity. These figures also assume a steady annual rate of return.

For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities and the Income Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Deferred Annuities and the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Calvert Fund, Fidelity VIP Funds, Met Investors Fund and American Funds Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date

                                                                         FFA- 61
is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuity or Income Annuity had been introduced as of the Portfolio inception date.

We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities and Income Annuities had been introduced as of the Portfolio inception date.

We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

Past performance is no guarantee of future results.

Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and early withdrawal charges.

CHANGES TO YOUR DEFERRED ANNUITY OR


INCOME ANNUITY

We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:


*  To operate the Separate Account in any form permitted by law.

* To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transactions permitted.

* To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.


FFA- 62

* To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, Met Investors Fund or the shares of another investment company or any other investment permitted by law.

* To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available Portfolio in connection with the Deferred Annuities or Income Annuities.

* To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have a balance or an allocation, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes.

VOTING RIGHTS
Based on our current view of applicable law, you have voting interests under your Deferred Annuity or Income Annuity concerning Metropolitan Fund, Calvert Fund, Fidelity VIP Funds, Met Investors Fund or American Funds proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You will be entitled to give instructions regarding the votes attributable to your Deferred Annuity or Income Annuity in your sole discretion. Under sec.457(f) deferred compensation plans, sec.451 deferred fee arrangements, sec.451 deferred compensation plans, sec.457(e)(11) severance and death benefit plans and the TSA Deferred Annuity and Income Annuities under which the employer retains all rights, we will provide you with the number of copies of voting instructions soliciting materials that you request so that you may furnish such materials to participants who may give you voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.


                                                                         FFA- 63

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. Shares of the Metropolitan Fund, Met Investors Fund, Calvert Fund, Fidelity VIP Funds or American Funds that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

*  The shares for which voting instructions are received, and

*  The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE DEFERRED ANNUITIES AND

INCOME ANNUITIES

All Deferred Annuities and Income Annuities are sold through our licensed sales representatives. We are registered with the Securities and Exchange Commission as broker-dealers under the Securities Exchange Act of 1934 and we are also members of the National Association of Securities Dealers, Inc. Deferred Annuities and Income Annuities are also sold through affiliated broker-dealers and other registered broker-dealers. Deferred Annuities and Income Annuities also may be sold through the mail or over the Internet.


--------------------------------------------------------------------------------
                                                    [SNOOPY METLIFE REP GRAPHIC]
--------------------------------------------------------------------------------



The licensed sales representatives and broker-dealers who sell the annuities may be compensated for these sales by payments from us. There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered from the Separate Account charge. The Separate Account does not pay sales commissions. Our sales representatives in our MetLife Resources division must meet a minimum level of sales production in order to maintain employment with us. MetLife sales representatives who are not in our MetLife Resources division ("non-MetLife Resources MetLife sales representatives") must meet a minimum level of sales of proprietary products in order to maintain employment with us.



We make cash payments to non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives for the products they sell and service based upon a "gross dealer concession" model. With respect to Deferred Annuities, the gross dealer concession ranges from 0.75% to 3% of each purchase payment and, starting in the second Contract Year, 0.09% of the Account Balance each year the Contract is in force for servicing the Deferred Annuity. With respect to the Income Annuities, the gross dealer concession is 6% of the purchase payment and, starting in the second Contract Year, 0.18% of the amount available from which income payments are made for each


FFA- 64
year the Contract is in force for servicing the Income Annuity. Gross dealer concession may also be paid when the Contract is annuitized. The amount of this gross dealer concession payable upon annuitization depends on several factors, including the number of years the Deferred Annuity has been in force. Compensation to the sales representative is all or part of the gross dealer concession. Compensation to sales representatives in the MetLife Resources division is based upon premiums and purchase payments applied to all products sold and serviced by the representative. Compensation to non-MetLife Resources MetLife sales representatives is determined based upon a formula that recognizes premiums and purchase payments applied to proprietary products sold and serviced by the representative as well as certain premiums and purchase payments applied to non-proprietary products sold by the representative. Proprietary products are those issued by us or our affiliates. Because one of the factors determining the percentage of gross dealer concession that applies to a non-MetLife Resources MetLife sales representative's compensation is sales of proprietary products, these sales representatives have an incentive to favor the sale of proprietary products. Because non-MetLife Resources MetLife sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sales of proprietary products.



Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers may be eligible for additional cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplemental salary, financial arrangements, marketing support, medical and other insurance benefits, and retirement benefits and other benefits based primarily on the amount of proprietary products sold. Because non-MetLife Resources MetLife sales representatives' and MetLife Resources sales representatives' and their managers' additional cash compensation is based primarily on the sale of proprietary products, non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers have an incentive to favor the sale of proprietary products.



Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.



We also pay the business unit responsible for the operation of our distribution system.



We also offer our sales representatives and their managers non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products.



                                                                         FFA- 65

These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.



We also pay compensation for the sale of the Contracts by unaffiliated broker-dealers. Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of non-affiliated broker-dealers and their managers may be eligible for various cash benefits and non-cash compensation items. We may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. Ask your sales representative for further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.


From time to time, MetLife pays organizations, associations and non-profit organizations fees to endorse or sponsor MetLife's variable annuity contracts or for access to the organization's members. This compensation is primarily in the form of a flat fee from MetLife and may include other forms of compensation to organizations, including: funding their programs, scholarships, events or awards, such as a principal of the year award; leasing their office space or paying fees for display space at their events; purchasing advertisements in their publications; or reimbursing or defraying their expenses. In some cases, we hire organizations to perform administrative services for us, for which they are paid a fee based upon a percentage of the Account Balances their members hold in the Contract. We also retain finders and consultants to introduce MetLife to potential clients and for establishing and maintaining relationships between MetLife and various organizations. The finders and consultants are primarily paid flat fees and may be reimbursed for their expenses.


We may also enter into preferred distribution arrangements with certain affiliated broker-dealers such as New England Securities Corporation, Walnut Street Securities, Inc. and Tower Square Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, we may pay separate, additional compensation to the broker-dealer for services the broker-dealer provides in connection with the distribution of the Contracts. These services may include providing us with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other



FFA- 66
services or incur other costs in connection with distributing the Contracts.



We pay American Funds Distributors, Inc., the principal underwriter for the American Funds, a percentage of all purchase payments allocated to the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio, the American Funds Global Small Capitalization Portfolio and the American Funds Bond Portfolio for the services it provides in marketing these Portfolios' shares in connection with the Deferred Annuity or Income Annuity.



Gallatin Asset Management, Inc., an affiliate of A.G. Edwards, serves as the subadviser of the Cyclical Growth and Income ETF Portfolio and the Cyclical Growth ETF Portfolio (the "ETF Portfolios"). Accordingly, A.G. Edwards may benefit from assets allocated to the ETF Portfolios to the extent such assets result in profits to Gallatin Asset Management, Inc. (See the SAI for Met Investors Series Trust for information on the investment management fees paid to Gallatin Asset Management, Inc. by Met Investors Advisory, LLC, the investment manager of the ETF Portfolios.) In addition, pursuant to agreements with A.G. Edwards, we pay to them a percentage fee on assets allocated to the ETF Portfolios in this and other contracts issued by us and/or our affiliates. It is conceivable that A.G. Edwards may have an incentive to recommend to customers that they allocate purchase payments and account value to the ETF Portfolios.



FINANCIAL STATEMENTS



The financial statements and related notes for the Separate Account and MetLife, which are in the SAI and are available from MetLife upon request, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the SAI and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


YOUR SPOUSE'S RIGHTS

If you received your Contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of
1974) and you are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.

                                                                         FFA- 67

WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY OR INCOME ANNUITY

We may not cancel your Income Annuity.

We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 36 consecutive months and your Account Balance is less than $2,000. If we do so for a Deferred Annuity delivered in New York we will return the full Account Balance. In all other cases, you will receive an amount equal to what you would have received if you had requested a total withdrawal of your Account Balance. Early withdrawal charges may apply.

We may cancel your Non-Qualified Deferred Annuity for sec.457(f) deferred compensation plans, sec.451 deferred fee arrangements, sec.451 deferred compensation plans and sec.457(e)(11) severance and death benefit plans if we do not receive any purchase payments from you for 12 consecutive months and your Account Balance is less than $15,000. Certain Deferred Annuities do not contain these cancellation provisions.

At our option, we may cancel certain TSA and PEDC Deferred Annuities if we determine that changes to your retirement plan would cause MetLife to pay more interest than we anticipated or to make more frequent payments than we anticipated in connection with the Fixed Interest Account. We may also cancel these Deferred Annuities, as legally permitted, if your retirement plan terminates or no longer qualifies as a tax sheltered arrangement. Also, the employer and MetLife may each cancel the Deferred Annuity upon 90 days notice to the other party.

SPECIAL CHARGES THAT APPLY IF YOUR RETIREMENT PLAN TERMINATES ITS DEFERRED ANNUITY OR TAKES OTHER ACTION

Under certain TSA Deferred Annuities, amounts equal to some or all of the early withdrawal charge imposed under a contract of another issuer in connection with the transfer of money into a TSA Deferred Annuity may be credited to your Account Balance. If such amounts are credited to a TSA Deferred Annuity, special termination charges may be imposed. These charges may also apply if the plan introduces other funding vehicles provided by other carriers. Charges are not imposed on plan participants; but rather are absorbed by the contract holder. Therefore, under the Contract, the participant will incur only the withdrawal charges, if applicable, otherwise discussed in this Prospectus. The charges to the plan are imposed on the


FFA- 68
amount initially transferred to MetLife for the first seven years according to the schedule in the following table:

                      During Contract Year
             1     2     3     4     5     6     7    8 & Beyond
   Year      -     -     -     -     -     -     -    ----------
Percentage  5.6%  5.0%  4.5%  4.0%  3.0%  2.0%  1.0%      0%

The charge to the plan, for partial withdrawals, is determined by multiplying the amount of the withdrawal that is subject to the charge by the applicable percentage shown above.


INCOME TAXES



GENERAL

The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly and to different interpretation. Consult your own tax adviser about your circumstances, any recent tax developments, and the impact of state income taxation.



The SAI may have additional tax information. You should also reference the "Premium and Other Taxes" section of this Prospectus and/or the SAI.



Simply stated, earnings on Deferred Annuities are generally not subject to Federal income tax until they are withdrawn. This is known as tax deferral. However, under the Code, earnings under any investment vehicle offered under an IRA, Simple IRA, Roth IRA, SEP or other qualified plan is also subject to tax deferral.



You are responsible for determining whether your purchase of a Deferred Annuity, withdrawals, or income payments under your Deferred/Income Annuity satisfy applicable tax law.



Where otherwise permitted under the Deferred and Income Annuities, the transfer of ownership of a Deferred or Income Annuity, the designation (or change in such a designation) of an annuitant, beneficiary or other payee who is not also an owner, the exchange of a Deferred or Income Annuity, or the receipt of a Deferred or Income Annuity in an exchange, may result in income tax and other tax consequences, including estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. Please consult your tax adviser.


--------------------------------------------------------------------------------
Simply stated, earnings on Deferred Annuities are generally not subject to Federal income tax until they are withdrawn. This is known as tax deferral.
--------------------------------------------------------------------------------



MetLife does not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.



                                                                         FFA- 69

To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.


--------------------------------------------------------------------------------
                                                            [PIGGY BANK GRAPHIC]
--------------------------------------------------------------------------------



Under current Federal income tax law, the taxable portion of withdrawals, payments and distributions under variable annuity contracts and qualified plans (including IRAs) is not eligible for the reduced maximum tax rate (15%) currently applicable to long-term capital gains and qualifying dividends.



We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or ERISA.



Federal Estate Taxes: While no attempt is being made to discuss the Federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.



Generation-skipping transfer tax: The Code and certain state and local tax laws may impose a liability for certain interests in or payments made to certain beneficiaries and payees ("skip persons") under an annuity contract. The Code generally imposes a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, a family member two or more generations younger than the contract owner. Transfers to, or death benefits paid to a non-family member who is 37 1/2 years younger than the contract owner may also trigger such taxes. We may, if required under the Code or other applicable law, reduce the payments made to a skip person to pay the generation skipping tax or similar tax liability. Consult a tax advisor or attorney prior to naming a beneficiary or other payee under the Income Annuity to determine whether this tax may apply.



Annuity purchases by nonresident aliens and foreign corporations: The discussion above provides general information regarding U.S. Federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate (unless a lower treaty rate applies). In addition, purchasers may be subject to state and/or municipal taxes as well as taxes that may be imposed by the tax authority of the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation (income and otherwise) with respect to an annuity contract purchase.



FFA- 70

GENERAL

Deferred annuities are a means of setting aside money for future needs -- usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code. All IRAs receive tax deferral under the Code.



All TSAs (ERISA and non-ERISA), 457(b)s, 403(a)s, 403(b)s, SEPs and SIMPLE IRAs receive tax deferral under the Code. Although there are no additional tax benefits by funding your TSA (ERISA and non-ERISA), 457(b), 403(a), 403 (b), SEPs and SIMPLEs with an annuity, it does provide you additional insurance benefits such as availability of a guaranteed income for life.



The Economic Growth and Tax Relief Reconciliation Act of 2001 made certain changes to qualified plans and IRAs, including:



* increasing the contribution limits for qualified plans and Traditional and Roth IRAs, starting in 2002;



*  adding "catch-up" contributions for taxpayers age 50 and above; and



*  adding enhanced portability features.



You should consult your tax adviser regarding these changes.



Please note that the changes made by the Economic Growth and Tax Relief Reconciliation Act of 2001 (e.g., increased contribution limits for IRAs and qualified plans) expire after 2010. Additionally not all states and tax jurisdictions may have adopted the increased contribution limits or other of these changes. You should consult your tax adviser regarding these changes.



PURCHASE PAYMENTS



Purchase payments to TSA, 403(a), and PEDC contracts are generally on a "before-tax" basis. This means that the purchase payments either reduce your income, entitle you to a tax deduction or are not subject to current income tax. Under some circumstances "after-tax" contributions can be made to certain of these annuities. These purchase payments do not reduce your taxable income or give you a tax deduction. There are different annual purchase payment limits for the annuities offered in this Prospectus. Purchase payments in excess of the limits may result in adverse tax consequences.


Purchase payments to a Non-Qualified annuity are on an after-tax basis. After-tax means that your purchase payments to your annuity do not reduce your taxable income or give you a tax deduction. Generally, Traditional IRAs can accept deductible (or pre-tax) and non-deductible (after-tax) purchase payments. Whether you can make deductible purchase payments to your Traditional IRA depends on your personal situation. Your Contract may accept certain direct transfers and rollovers from other qualified plan accounts and


                                                                         FFA- 71
contracts which are not subject to the annual limitation on purchase payments.

When money is withdrawn from your Contract (whether by you or your beneficiary), the amount reported as income differs depending on the type of:

*  annuity you purchase (e.g., Non-Qualified or IRA); and

*  pay-out option you elect.


We will withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. For withdrawal from PEDC annuities, you may not elect not to withhold. The amount we withhold is determined by the Code. For withdrawals from a TSA, 403(a) or governmental PEDC annuity, please see the 20% mandatory withholding discussion.



Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a tax penalty.



MINIMUM DISTRIBUTION REQUIREMENTS FOR IRAS, TSAS, 403(a) AND 457(B) CONTRACTS



Generally, for all Qualified Plans, you must begin receiving withdrawals from your Contract by April 1 of the calendar year following the later of:



*  The year you turn age 70 1/2 or



* Provided you do not own 5% or more of your employer, and to the extent permitted by your plan and Contract, the year you retire (does not apply to IRAs).



You may combine the money required to be withdrawn from each of your TSAs and withdraw this amount from any one or more of them.



Complex rules apply to the determination of the amount of distributions which must be taken over your lifetime or as required distributions after your death. A tax penalty of 50% applies to withdrawals which should have been taken but were not. These rules limit the income payment types available under a qualified contract and the guaranteed period over which income payments can be made (if such a period is selected). A tax penalty of 50% applies to distributions which should have been taken but were not.



In general, proposed regulations issued in 2002 and finalized in 2004 permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Actuarial gain is broadly defined to include changes in the assumed interest rate such as those produced by the specified interest rate under the Income Annuity. Additionally, these proposed regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.



FFA- 72

If you intend to receive your minimum distributions that are payable over the joint lives of you and a beneficiary who is not your spouse be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Additionally, under the required minimum distribution regulations, if you purchase a life contingent annuity with a guarantee period, such guarantee period may also be limited to a shorter period than the joint and last survivor life expectancy of you and your designated beneficiary, even when such individual is your spouse. Consult your tax advisor.



Final income tax regulations regarding minimum distribution requirements were released in 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of cash value, as well as all living benefits) must be added to the account value in computing the amount required to be distributed over the applicable period. The new rules are not entirely clear and you should consult your own tax advisors as to how these rules affect your own Contract. We will provide you with additional information regarding the amount that is subject to minimum distribution under this new rule.



Where made available, it is not clear whether the purchase or exercise of the withdrawal option after the first two years under a life contingent income annuity with a guarantee period will satisfy minimum distribution requirements. Consult your tax advisor prior to purchase.



REQUIREMENT FOR AFTER-DEATH DISTRIBUTIONS FOR IRA, TSA AND 403(a) CONTRACTS



If you die on or after required withdrawals begin, payments of your entire remaining interest must be made in a manner and over a period as provided by the Code (and any applicable regulations), generally, at least as rapidly as under the distribution method in effect at your death. The death benefit is generally taxable to the recipient in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable).



Complex rules apply to the calculation of these withdrawals. A tax penalty of 50% applies to required withdrawals which should have been taken but were not.



Your spouse beneficiary may also be able to rollover the proceeds into a Traditional IRA or into another eligible retirement plan in which he or she participates as permitted under the tax law.



If your spouse is your beneficiary, and, if your Contract permits, your spouse may delay the start of income payments until December 31 of



                                                                         FFA- 73
the year in which you would have reached age 70 1/2. Special rules apply in the case of an IRA where the beneficiary is the surviving spouse, which allow the spouse to assume the Contract as the owner.



If you die before required minimum distribution withdrawals have begun, we must make payment of any remaining interest in the Contract by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.


WITHDRAWALS BEFORE AGE 59 1/2 (EXCEPT PEDC)


Payments generally cannot be made from a TSA, 403(a) or Keogh prior to age
59 1/2, unless the participant dies, becomes disabled or severs from service with his or her employer. Accordingly, if you have not reached age 59 1/2, you should consult a tax advisor prior to purchasing the Income Annuity. If you receive a taxable distribution from your Contract before you reach age 59 1/2, this amount may be subject to a 10% penalty tax in addition to ordinary income taxes.



In general this does not apply to PEDC annuities (i.e. 457 annuities). However, it does apply to distributions from PEDC contracts under Section 457(b) plans of employers which are state or local governments to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans.



FFA- 74

As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:


--------------------------------------------------------------------------------
[SNOOPY WITH TAX BILL GRAPHIC]
--------------------------------------------------------------------------------



                                        Type of Contract
                                 -------------------------------
                                                          401(a)
                                               Trad.      401(k)
                                              IRA/SEP     Keogh
                                              Roth IRA    403(a)
                                   Non-        Simple     403(b)
                                 Qualified      IRA*      457(1)
                                 ---------    --------    ------
In a series of
substantially equal
payments made annually (or
more frequently) for life
or life expectancy (SEPP)            x           x          x(2)
After you die                        x           x          x
After you become totally
disabled (as defined in the
Code)                                x           x          x
To pay deductible medical
expenses                                         x          x
To pay medical insurance
premiums if you are
unemployed                                       x
For qualified higher
education expenses, or                           x
For qualified first time
home purchases up to
$10,000                                          x
After December 31, 1999 for
IRS levies                                       x          x
After separation from
service if you are over age
55 at time of separation                                    x
Under certain income
annuities providing for
substantially equal
payments over the "pay-out"
period                               x
*   For SIMPLE IRA's the tax penalty for early withdrawals is
    generally increased to 25% for withdrawals within the first two years of your participation in the SIMPLE IRA.
(1) 457(b) Plans: The 10% penalty tax applies only to
    distributions and withdrawals that are attributable to
    rollovers from IRAs and other eligible retirement plans and do not apply to 457(b) plans of tax exempt employers, other than state or local governmental units.
(2) You must also be separated from service.



                                                                         FFA- 75

HURRICANE RELIEF



DISTRIBUTIONS



Your plan may provide for "qualified hurricane distributions" pursuant to the Katrina Emergency Tax Relief Act of 2005 and the Gulf Opportunity Zone Act of 2005. Subject to an aggregate limit of $100,000 among all eligible retirement plans, a participant's qualified hurricane distributions are not subject to the 10% early withdrawal penalty that might otherwise apply to a qualified annuity under Section 72(t).



To the extent a participant "repays" a qualified hurricane distribution by contributing within three years of the distribution date to an eligible retirement plan that accepts rollover contributions, it will generally be treated as a timely direct trustee-to-trustee transfer and will not be subject to income tax. To the extent a participant does not repay a qualified hurricane distribution within three years, he or she will include in distribution in gross income ratably over the three-tax year period, beginning with the tax year in which the distribution is received, unless the participant elects to opt out of three-year averaging by including the qualified hurricane distribution in gross income for the year it is received. Consult your independent tax advisor to determine if hurricane relief is available to your particular situation.



LOANS



Your plan may provide for increased limits and delayed repayment of participant loans, where otherwise permitted by your plan, pursuant to the Katrina Emergency Tax Relief Act of 2005 and the Gulf Opportunity Zone Act of 2005. An eligible retirement plan other than an IRA may allow a plan loan to delay loan repayment by certain individuals affected by Hurricanes Katrina, Rita and Wilma, whose principal places of abode on certain dates were located in statutorily defined disaster areas and who sustained an economic loss due to the hurricane. Generally, if the due date for any repayment with respect to such loan occurs during a period beginning on September 23, 2005 (for purposes of Hurricane Katrina) or October 23, 2005 (for purposes of Hurricanes Rita and Wilma) and ending on December 31, 2006, then such due date may be delayed for one year.
Note: for purposes of these loan rules, an individual cannot be a qualified individual with respect to more than one hurricane. Consult your independent tax advisor to determine if hurricane relief is available to your particular situation.



SYSTEMATIC WITHDRAWAL PROGRAM OR INCOME OPTIONS FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP)


--------------------------------------------------------------------------------
 You may be subject to the 10% penalty tax if you withdraw money before you turn age 59 1/2.
--------------------------------------------------------------------------------



If you are considering using the Systematic Withdrawal Program (where made available) under the TSA Annuity or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear under present tax law whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.



FFA- 76

If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will generally result in the retroactive imposition of the 10% penalty tax with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Deferred Annuity.



If you have not attained age 59 1/2 at the time that income payments commence and intend to use the Income Annuity to meet the substantially equal periodic payment exception to the 10% penalty tax, note that the exercise of a withdrawal option prior to the later of (a) your attaining age 59 1/2 or (b) five years after income payments had begun, will generally also result in the retroactive imposition of the 10% penalty tax (with interest) in addition to ordinary income tax on income payments previously received. In such cases, the taxable portion of the withdrawal, as well as the taxable portion of any payments received in the year of the withdrawal, will generally be subject to the 10% penalty tax in addition to ordinary income tax. In addition, if you are under age 59 1/2 when such payments are received, any future payments you receive will generally be subject to the 10% penalty tax. Consult your tax adviser.


ELIGIBLE ROLLOVER DISTRIBUTIONS AND 20% MANDATORY WITHHOLDING [FOR TSA AND 403(a) AND GOVERNMENTAL PEDC]


We are required to withhold 20% of the portion of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. We are not required to withhold this money if you direct us, the trustee or the custodian of the plan to directly rollover your eligible rollover distribution to a traditional IRA or another eligible retirement plan.



Generally, an "eligible rollover distribution" is any taxable amount you (or a spousal designated beneficiary or "alternate payee" under the Code) receive from your Contract. In certain cases, after-tax amounts may also be considered eligible rollover distributions.



However, it does not include taxable distributions that are:



* Part of a series of substantially equal payments being made at least annually for:



     --   Your life or life expectancy



     --   Both you and your beneficiary's lives or life expectancies or



     --   A specified period of 10 years or more



* Generally, income payments made under a permissible income annuity on or after the required beginning date (as discussed in



                                                                         FFA- 77

   "Minimum Distribution Requirements") are not eligible rollover distributions



*  Withdrawals to satisfy minimum distribution requirements



*  Certain withdrawals on account of financial hardship



Other exceptions to the definition of eligible rollover distribution may exist.



Effective March 28, 2005, certain mandatory distributions made to participants in an amount in excess of $1,000 must be automatically rolled over to an IRA designated by the plan administrator, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan of his or her own choosing. Generally, transitional rules apply as to when plans have to be amended. Special effective date rules apply for governmental plans and church plans.


TSA

GENERAL


TSA ANNUITIES



These annuities fall under section 403(b) of the Code which provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under section 501(c)(3) of the Code.



Your Deferred Annuity is for the exclusive benefit of you and your designated beneficiary, it is not forfeitable and you may not transfer it to someone else.



Except for instances of a TSA Annuity under which the employer retains all rights on behalf of participants, your employer generally buys the TSA Annuity for you. The Code limits the amount of purchase payments that can be made. In general, contributions to Section 403(b) arrangements are subject to limitations under Sections 402 and 415(c) of the Code (the lesser of 100% of includable compensation or the applicable limit for the year). Purchase payments over this amount may be subject to adverse tax consequences and special rules apply to the withdrawal of excess contributions.



These contributions (as well as any other salary reduction contributions to qualified plans of an employer), are also subject to the aggregate annual limitation under section 402 (g) of the Code as shown below:



                                                    APPLICABLE
FOR TAXABLE YEARS BEGINNING IN CALENDAR YEAR       DOLLAR LIMIT
---------------------------------------------------------------
2006 and thereafter............................      $15,000



For participants employed for more than a certain period of time by certain qualified organizations, increased 402(g) limits may be available under the Code. Consult your tax advisor.



The Applicable Dollar Limit under Section 402(g) is increased for eligible participants in the amount of the permissible age 50 and above


FFA- 78
catch up contributions for the year, which cannot exceed $5000 for 2006, thereafter increased for cost of living increases. These limits apply in the aggregate on a participant basis regardless of the number of TSA, 401(k), SEP or SIMPLE IRA plans in which the employee participates.



Note: Proposed income tax regulations issued in November 2004 would require certain fundamental changes to these arrangements including (a) requirement that there be a written plan document in addition to the annuity contract or sec.403(b)(7) custodial account, (b) significant restrictions on the ability of participants to direct proceeds between 403(b) annuity contracts and (c) additional restrictions on withdrawals of amounts attributable to contributions other than elective deferrals. It is not certain what changes will be adopted in final regulations.



The proposed income tax regulations will generally not be effective until taxable years beginning after December 31, 2006 at the earliest, and may not be relied on until issued in final form. However, certain aspects including a prohibition on the use of life insurance contracts under 403(b) arrangements and rules affecting payroll taxes on certain types of contributions are currently effective unless revised or revoked in final regulations.



LOANS





Some TSA contract loans will be made only from a Fixed Interest Account balance up to certain limits. In that case, we credit your Fixed Interest Account balance up to the amount of the outstanding loan balance with a rate of interest that is less than the interest rate we charge for the loan.



The Code and applicable income tax regulations limit the amount that may be borrowed from your TSA annuity and all employer plans in the aggregate and also require that loans be repaid, at a minimum, in scheduled level payments over a certain term.


--------------------------------------------------------------------------------
[CONFERENCE GRAPHIC]
--------------------------------------------------------------------------------



Your Contract will indicate whether contract loans are permitted. The terms of the loan are governed by the Contract and loan agreement. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and Contract prior to taking any loan.


WITHDRAWALS

If you are under age 59 1/2 you cannot withdraw money from your Deferred Annuity unless the withdrawal:

* Relates to purchase payments made prior to 1989 (and pre-1989 earnings on those purchase payments);

* Is directly transferred to another permissible investment under 403(b) arrangements;


                                                                         FFA- 79

*  Relates to amounts that are not salary reduction elective deferrals;

* Is after you leave your job, after you die, or become disabled (as defined by Code); or

* Is for financial hardship (but only to the extent of purchase payments) if your plan allows it.

See the general heading under Income Taxes for a brief description of some of the tax rules that apply to TSA Annuities.


DESIGNATED ROTH ACCOUNTS FOR 403(B) PLANS



Effective January 1, 2006, employers that have established and maintain TSA or 401(k) plans (collectively, the "Plan") may also establish a Qualified Roth Contribution Program under Section 402A of the Code ("Designated Roth Accounts") to accept after tax contributions as part of the TSA or 401(k) plan. In accordance with our administrative procedures, on or about May 15, 2006, we may permit these contributions to be made as purchase payments to a Section 403(b) Contract under the following conditions:



* The employer maintaining the plan has demonstrated to our satisfaction that Designated Roth Accounts are permitted under the Plan.



* In accordance with our administrative procedures, the amount of elective deferrals has been irrevocably designated as an after-tax contribution to the Designated Roth Account.



* All state regulatory approvals have been obtained to permit the Contract to accept such after-tax elective deferral contributions (and, where permitted under the Qualified Roth Contribution Program and the Contract, rollovers and trustee-to-trustee transfers from other Designated Roth Accounts).



* In accordance with our procedures and in a form satisfactory to us, we may accept rollovers from other funding vehicles under any Qualified Roth Contribution Program in which the employee participates as well as trustee-to-trustee transfers from other funding vehicles under the same Qualified Roth Contribution Program for which the participant is making elective deferral contributions to the Contract.



* No other contribution types (including employer contributions, matching contributions, etc.) will be allowed as designated Roth contributions, unless they become permitted under the Code.



* If permitted under the federal tax law, we may permit both pretax contributions under a 403(b) Plan as well as after-tax contributions under that Plan's Qualified Roth Contribution Program to be made under the same Contract as well as rollover contributions and contributions by trustee-to-trustee transfers. In such cases, we will account separately for the designated Roth contributions and the


FFA- 80
   earnings thereon from the contributions and earnings made under the pre-tax TSA plan (whether made as elective deferrals, rollover contributions or trustee-to-trustee transfers). As between the pre-tax or traditional Plan and the Qualified Roth Contribution Program, we will allocate any living benefits or death benefits provided under the Contract on a reasonable basis, as permitted under the tax law. However, we reserve the right to require a separate TSA Contract to accept designated Roth TSA contributions.



* We may refuse to accept contributions made as rollovers and trustee-to-trustee transfers, unless we are furnished with a breakdown as between participant contributions and earnings at the time of the contribution.



Many of the federal income tax rules pertaining to Designated Roth Accounts have not yet been finalized. Both you and your employer should consult your and its own tax and legal advisors prior to making or permitting contributions to be made to a Qualified Roth Contribution Program.



The following general tax rules are based on our understanding of the Code and any regulations issued through December 31, 2005, and are subject to change and to different interpretation as well as additional guidance in respect to areas not previously addressed:



* The employer must permit contributions under a pre-tax 403(b) plan in order to permit contributions to be irrevocably designated and made part of the Qualified Roth Contribution Program.



* Elective deferral contributions to the Designated Roth Account must be aggregated with all other elective deferral contributions made by a taxpayer for purposes of the individual Code Section 402(g) limits and the Code
   Section 414(v) limits (age 50+catch-up) as well as contribution limits that apply under the Plan.



* In general, the same tax law rules with respect to restricted monies, triggering events and permitted distributions will apply to the Designated Roth Accounts under the Plan as apply to the traditional pre-tax accounts under the Plan (e.g., death or disability of participant, severance from employment, attainment of age 59 1/2, hardship withdrawals only with respect to contributions, if permitted under the Plan).



* If the amounts have been held under any Designated Roth Account of a participant for at least five years, and are made on account of death, disability, or after attainment of age 59 1/2, then any withdrawal, distribution or payment of these amounts is generally free of Federal income tax ( "Qualified Distribution").



* Unlike Roth IRAs, withdrawals, distributions and payments that do not meet the five year rule will generally be taxed on a pro-rated



                                                                         FFA- 81
   basis with respect to earnings and after-tax contributions. The 10% penalty tax will generally apply on the same basis as a traditional pre-tax account under the Plan. Additionally, rollover distributions may only be made tax-free into another Designated Roth Account or into a Roth IRA.



* Some states may not permit contributions to be made to a Qualified Roth Contribution Program or may require additional conforming legislation for these rules to become effective.


403(a)

GENERAL


The employer adopts a 403(a) plan as a qualified retirement plan to provide benefits to participating employees. The plan generally works in similar manner to corporate qualified retirement plan except that the 403(a) plan does not have a trust or a trustee. The tax rules work similarly to the withdrawal, distribution and eligible distribution rules as under TSAs. However, there may be some differences: consult your tax advisor.


TRADITIONAL IRA ANNUITIES


INDIVIDUAL RETIREMENT ANNUITIES



Generally, except for Roth IRAs, IRAs can accept deductible (or pre-tax) and non-deductible (after-tax) purchase payments. Deductible or pre-tax purchase payments will be taxable when distributed from the Contract.



Your total annual contributions to all your Traditional and Roth IRAs may not exceed the lesser of 100% of your "compensation" as defined by the Code, or the deductible amount each year ($4,000 for 2006 for individuals under age 50).



* Your annuity is for the exclusive benefit of you and your designated beneficiary. It is not forfeitable and you may not transfer, assign or pledge it to someone else.



* You can transfer your IRA proceeds to the same type of IRA (e.g. Traditional IRA under Section 408(a) or (b) to another Traditional IRA account or annuity) or certain eligible retirement plans of an employer, without incurring Federal income taxes if certain conditions are satisfied.



* You can rollover proceeds from a SIMPLE IRA to another IRA after participating in the SIMPLE for at least two years.



* IRA contracts may not invest in life insurance. The Deferred Annuity offers death benefits that in some cases may exceed the greater of the purchase payments or the Account Balance; which could conceivably be characterized as life insurance. However, the final required minimum distribution income tax regulations



FFA- 82
   generally treat such benefit as part of the annuity contract and not as life insurance and require the value of such benefit to be included in the participant's interest that it is subject to the required minimum distribution rules.



* The sale of a contract for use with an IRA may be subject to special disclosure requirements of the IRS. Purchasers of a contract for use with IRAs will be provided with supplemental information required by the IRS or other appropriate agency.



The Contract may provide death benefits that could exceed the greater of premiums paid or the account balance. The final required minimum distribution income tax regulations generally treat such benefit as part of the annuity contract and not as life insurance and require the value of such benefit to be included in the participant's interest that is subject to the required minimum distribution rules (see below).



A contract issued in connection with an IRA may be amended as necessary to conform to the requirements of the Code.



The Deferred Annuity (and optional death benefits and appropriate IRA tax endorsements) has not yet been submitted to the IRS for review and approval as to form. Disqualification of the Deferred Annuity as an IRA could result in the immediate taxation of amounts held in the Contract and other adverse tax consequences. Such approval is not required to constitute a valid Traditional IRA or SIMPLE IRA. Such approval does not constitute an IRS endorsement of the investment options and benefits offered under the Contract. Your Contract may differ somewhat from the Contract, Tax Endorsement, and riders thereto due to applicable state law requirements and/or change in rider forms.



The Roth IRA endorsement is based on the IRA Model Roth IRA Contract Form 5305-RB (Rev 3-02).



PURCHASE PAYMENTS



Generally:


--------------------------------------------------------------------------------

In some cases, your purchase payments may be tax deductible.


For individuals under 50, your total purchase payments to all your Traditional and Roth IRAs for 2006 may not exceed the lesser of $4,000 or 100% of your compensation, as defined by the Code.

--------------------------------------------------------------------------------



Under some circumstances "after-tax" purchase payments can be made to certain annuities. These purchase payments do not reduce your taxable income or give you a tax deduction.



There are different annual purchase payments limits for the annuities offered in this Prospectus. Purchase payments in excess of the limits may result in adverse tax consequences.



Your Contract may accept certain direct transfers and rollovers from other qualified plan accounts and contracts which are not subject to the annual limitation on purchase payments.



Because your purchase payments are generally on a before-tax basis, you generally pay income taxes on the full amount of money you withdraw as well as income earned under the Contract. Withdrawals



                                                                         FFA- 83
and income payments attributable to any after-tax contributions are not subject to income tax.



Minimum distribution requirements also apply to the Deferred Annuities.



* Except for permissible rollovers and direct transfers, or permissible contributions under the Code made in accordance with an employer's SEP plan, purchase payments to Traditional and Roth IRAs for individuals under age 50 are limited to the lesser of 100% of compensation or an amount specified by the Code ($4,000 for tax years 2006-2007). This amount increases to $5,000 in 2008 (adjusted for inflation thereafter). Purchase payments up to the deductible amount for the year can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate purchase payments.



* Beginning in 2002, individuals age 50 or older can make an additional "catch-up" contribution of $1,000 per year assuming you have sufficient compensation.



* Purchase payments in excess of permitted amounts may be subject to a penalty tax.



* Purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after the calendar year in which you become 69 1/2 (does not apply to Roth IRAs or to Simple IRAs).



* If certain conditions are met, you can change your Traditional IRA purchase payment to a Roth IRA before you file your income tax return (including filing extensions). See more detailed discussion below.



* If contributions are being made under a SEP or a SAR-SEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan.



Annual purchase payments are generally deductible up to the above limits if neither you nor your spouse was an "active participant" in another qualified retirement plan during the taxable year. You will not be treated as married for these purposes if you lived apart for the entire taxable year and file separate returns.



For 2006, if you are an "active participant" in another retirement plan and if your adjusted gross income is $50,000 or less ($75,000 for married couples filing jointly, however, never fully deductible for a married person filing separately), annual contributions are fully deductible. However, contributions are not deductible if your adjusted gross income is over $60,000 ($85,000 for married couples filing jointly, $10,000 for a married person filing separately). If your adjusted gross income falls between these amounts, your maximum deductible amount is phased out. For an individual who is not an "active



FFA- 84
participant" but whose spouse is, the adjusted gross income limits for the non-active participant spouse is $150,000 for a full deduction (with a phase-out between $150,000 and $160,000). If you file a joint return and you and your spouse are under age 70 1/2 as of the end of the calendar year, you and your spouse may be able to make annual IRA contributions of up to twice the deductible amount to two IRAs, one in your name and one in your spouse's. Neither can exceed the deductible amount, nor can it exceed your joint compensation.



WITHDRAWALS & INCOME PAYMENTS


--------------------------------------------------------------------------------
You may combine the money required to be withdrawn from each of your Traditional IRAs and withdraw this account from any one or more of them.
--------------------------------------------------------------------------------



Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a tax penalty.



When money is withdrawn from your Contract (whether by you or your beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of:



*  annuity you purchase (e.g., Non-Qualified or IRA); and



*  pay-out option you elect



Withdrawals (other than tax-free transfers or rollovers to other individual retirement arrangements or eligible retirement plans) and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs.



We will withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.



For IRAs, if your purchase payment consists of both deductible and non-deductible amounts, the portion of the withdrawal attributable to non-deductible contributions is considered is a non-taxable return of principal. You must keep track of which contributions were deductible and which weren't, and make annual reports to the IRS if non-deductible contributions were made. In general where you have contributed any after-tax money to a Traditional IRA, the portion of a withdrawal or income payment that is considered to be a non taxable return of principal is determined by applying the ratio of the total remaining purchase payments to all your Traditional IRAs to the aggregate value of all your Traditional IRAs. See IRS form 8606 for details.



Minimum distribution requirements also apply to the Deferred Annuities. These are described above.



NON-QUALIFIED ANNUITIES


GENERAL


Purchase payments to Non-Qualified Contracts are on an "after-tax" basis, so when you receive a distribution as a withdrawal or as a



                                                                         FFA- 85
periodic annuity payment, you will only pay income taxes on the amount that is considered earnings.


--------------------------------------------------------------------------------
  If your spouse is your beneficiary and if your Deferred Annuity permits, he or she may elect to continue as "owner" of the Deferred Annuity.
--------------------------------------------------------------------------------



Once income payments commence, you may not be able to transfer withdrawals to another non-qualified annuity contract in a tax-free Section 1035 exchange.



We will withhold amounts from withdrawals or income payments as required under the Code unless you properly elect out of withholding.



Where otherwise permitted under the Deferred Annuity, pledges, direct or indirect borrowing against the value of the Contract and other types of transfers of all or a portion of your Account Balance may result in the immediate taxation of the gain in your Deferred Annuity. This rule may not apply to certain transfers between spouses or between ex-spouses which are considered incident to divorce as defined by the Code.



When a non-natural person (e.g. a corporation) owns a Non-Qualified Contract, the annuity will generally not be treated as an annuity for tax purposes and thus will lose the benefit of tax deferral. In such cases, the gain in the Contract each year will generally be taxable as ordinary income to the owner and will not qualify for any reduced tax rate or tax treatment that may apply to capital gains or dividends. However, an annuity owned by a non-natural person (such as a trust) as agent for an individual will be treated as an annuity for tax purposes.


--------------------------------------------------------------------------------
  After-tax means that your purchase payments to your annuity do not reduce your taxable income or give you a tax deduction.
--------------------------------------------------------------------------------



Certain Income annuities under Section 72(u)(4) of the Code purchased with a single payment and providing substantially equal periodic payments with an annuity starting date within 12 months of purchase may also be considered annuities for federal income tax purposes where owned by a non-natural person. It is unclear under current tax law whether your income annuity will satisfy this test. Other exceptions to the general rule for holders who are not individuals could also apply under the Code. Accordingly, non-natural persons should consult with their own tax advisors prior to purchase, and prior to the transfer of any amounts between investment divisions or between an investment option and the fixed income option, where these options and benefits are otherwise made available, after the income annuity starting date.



In situations where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for federal Income tax purposes, the non-natural owner may have a limited ability to deduct interest payments or in the case of an insurance company certain reserve deductions may be reduced.



DEFERRED ANNUITY



The tax law treats all non-qualified deferred annuities issued after October 21, 1988 by the same company (or its affiliates) to the same



FFA- 86
owner during any one calendar year as one annuity. This may cause a greater portion of your withdrawals from the Deferred Annuity to be treated as income than would otherwise be the case. Although the law is not clear, the aggregation rule may also adversely affect the tax treatment of payments received under an income annuity where the owner has purchased more than one non-qualified annuity during the same calendar year from the same or an affiliated company after October 21, 1988, and is not receiving income payments from all annuities at the same time. Under Section 1035 of the Code, your Non-Qualified Contract may be exchanged for another non-qualified annuity without paying income taxes if certain requirements are met and income payments have not yet commenced.



Code Section 1035 provides that no gain or loss is recognized when an annuity contract or a portion of an existing annuity account balance is received in exchange for a life, endowment, or annuity contract. Since different annuity contracts have different expenses, fees and benefits, a tax-free exchange (or a portion thereof) could result in your investment becoming subject to higher or lower fees and/or expenses.



For partial exchanges under Section 1035, the IRS may require aggregation of the several contracts if distributions have been taken from any of the contracts after the exchange within a certain period of time (e.g. 24 months) resulting in greater taxable income and adverse tax consequences such as imposition of the 10% penalty if the taxpayer has not attained age 59 1/2 at the time of the distribution(s).



Additionally, consolidation of contracts under a Section 1035 exchange will cause an aggregation of contract values and may adversely affect gain reported and possible imposition of the 10% penalty if the taxpayer is under age 59 1/2at the time of distribution from a consolidated contract.



Consult your tax advisor prior to changing the annuitant or prior to changing the date you have determined to commence income payments, if permitted under the terms of your contract, as it is conceivable the IRS could consider such actions to be a taxable exchange of annuity contracts.



DIVERSIFICATION



In order for your Non-Qualified Contract to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the contract. We believe that we satisfy and will continue to satisfy these diversification standards. However, the tax law concerning these rules is subject to change and to different interpretations. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract holders of gains under their contract. Consult your independent tax advisor prior to purchase.



                                                                         FFA- 87

INVESTOR CONTROL



In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the contract, such as the number of funds available and the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the contract does not give the contract owner investment control over Separate Account assets, we reserve the right to modify the contract as necessary to prevent a contract owner from being treated as the owner of the Separate Account assets supporting the contract.


CHANGES TO TAX RULES AND INTERPRETATIONS


Changes in applicable tax rules and interpretations can adversely affect the tax treatment received by your annuity. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:



* Possible taxation of transfers/reallocations between investment divisions and/or transfers/reallocations from/between an investment division to/and a fixed option.



* Possible taxation as if you were the owner of your portion of the Separate Account's assets.



* Possible limits on the number of funding options available or the frequency of transfers/reallocations among them.



We reserve the right to amend your Deferred Annuity where necessary to maintain its status as a variable annuity contract under federal tax law and to protect you and other contract holders in the investment divisions from adverse tax consequences.



PURCHASE PAYMENTS


Although the Code does not limit the amount of your purchase payments, your Contract may limit them.

PARTIAL AND FULL WITHDRAWALS

--------------------------------------------------------------------------------
                                                             [WOODSTOCK GRAPHIC]
--------------------------------------------------------------------------------



Any withdrawal is generally treated as coming first from earnings (determined based on the difference between the account balance prior to any surrender charges and the remaining basis, immediately prior to the withdrawal) and only after all earnings are paid out from your contributions (and thus a nontaxable return of principal). However, this rule does not apply to payments made under income annuities. Such payments are subject to an "exclusion ratio" or



FFA- 88

"excludable amount," which determines how much of each payment is a non-taxable return of your contributions/purchase payments and how much is a taxable payment of earnings. Once the total amount treated as a return of your contributions/purchase payments equals the amount of such contributions/purchase payments, all remaining payments are fully taxable.



Generally, when you (or your beneficiary in the case of a death benefit) make a partial withdrawal from your Non-Qualified Annuity, the Code treats such a withdrawal as:



*  First coming from earnings (and thus subject to income tax); and



*  Then from your purchase payments (which are not subject to income tax).



This rule does not apply to payments made pursuant to an income pay-out option under your Contract.



In the case of a full withdrawal, the withdrawn amounts are treated as first coming from your non-taxable return of purchase payments and then from a taxable payment of earnings. In the event the proceeds on full surrender of your Contract are less than remaining purchase payments you may be able to claim a loss: consult a tax advisor as to whether a loss is allowable, the character of such loss and where to claim it in your Federal Income Tax return.



INCOME ANNUITY



Generally, different tax rules apply to payments made pursuant to an Income Annuity or pay-out option under your Deferred Annuity than to withdrawals and payments received before the annuity starting date.



Income payments are subject to an "excludable amount" or "exclusion ratio," which determines how much of each payment is treated as:



*  A non-taxable return of your purchase payment; and



*  A taxable payment of earnings.



PARTIAL ANNUITIZATIONS: Currently, we will treat the application of less than your entire Account Balance under a Non-Qualified Contract to a pay-out option (i.e. taking an income annuity) as a taxable withdrawal for federal income tax purposes which may also be subject to the 10% penalty tax (if you are under age 59 1/2). We will then treat the remaining amount of the withdrawal as the purchase price of an income annuity and tax report the income payments received for that annuity under the rules for variable income annuities. Consult your tax attorney prior to partially annuitizing your Contract.



At the present time the IRS has not approved the use of an exclusion ratio or exclusion amount when only part of your account balance is used to convert to income payments.



                                                                         FFA- 89

Income payments and amounts received on the exercise of a full or partial withdrawal option under your Non-Qualified Income Annuity may not be transferred in a tax-free exchange into another annuity contract. In accordance with our procedures, such amounts will instead be taxable under the rules for income payment or withdrawals, whichever is applicable.



Additionally, if you are under age 59 1/2 at the time income payments commence and intend the income payments to constitute an exception to the 10% penalty tax, any attempt to make a tax-free transfer or rollover (whether for non-qualified or qualified annuities) prior to the later of (a) age 59 1/2, or
(b) five years after income payments commence will generally invalidate the exception and subject you to income tax, additional penalties and interest.



The IRS has not specifically approved the use of a method to calculate an excludable amount with respect to a variable income annuity where transfers/reallocations are permitted between investment divisions or from an investment division into/and a fixed income option after the annuity starting date.



We will determine such excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e. by dividing your after-tax purchase price, as adjusted for any refund or guarantee feature, by the number of expected income payments from the appropriate IRS table). However, the IRS may determine that the excludable amount is different from our computation.



We generally will tell you how much of each income payment is a non-taxable return of your purchase payment. However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qualified contract is an amount greater (or less) than the taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.



These rules also apply to income payments made to your beneficiary as a death benefit. However, under a life contingent income annuity, payments in the nature of a refund of premium made after your death may generally be excluded from the recipient's income until the remaining basis has been fully recovered. Thereafter, all amounts paid are fully includible in income.



Under the Code, withdrawals or income payments from non-qualified annuities need not be made by a particular age but, it is possible that the IRS may determine that you must take a lump sum withdrawal or elect to receive income payments by a certain age (e.g., 85).



FFA- 90

If you die before the purchase payment is returned, the unreturned amount may be deductible on your final tax return or deductible by your beneficiary if income payments continue after your death or a lump sum is paid to your estate or your beneficiary.



If the amount of income payments received in any calendar year is less than the excludable amount applicable to that year, the excess is not allowable as a deduction. However, you may generally elect the year in which to begin to ratably apply this excess in order to increase the excludable amount attributable to future years. Consult your tax advisor as to the details and consequences of making such an election. Also, consult your tax advisor as to the tax treatment of any unrecovered after-tax cost in the year that the Contract terminates.



AFTER DEATH & DEATH BENEFITS



The death benefit under an annuity is generally taxable to the beneficiary or other payee, such as your estate, in the same manner as distributions made to the contract owner using the rules for withdrawals or income payments, whichever is applicable.



If you die before the annuity starting date, as defined under the income tax regulations, payment of your entire interest in the Contract must be made within five years of the date of your death or payments must begin under a pay-out option allowed by the Code to your designated beneficiary (beginning within one year of the date of your death. Alternatively, where permitted under the Contract, a spousal beneficiary may continue the contract as his or her own.



After your death, if your designated beneficiary does not timely elect in accordance with our procedures a method for the payment of the death benefit complying with the Code, the remaining interest in the Contract will be paid out in a lump sum. In all such cases, payments will be made within five years of the date of your death.



If you die on or after the annuity starting date as defined under Treasury Regulations, payments must continue to be made at least as rapidly as under the income type being used as of the date of your death.



If you die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or deductible by either your beneficiary, if income payments continue after your death, or by your estate or your beneficiary if paid in a lump sum.



In the case of joint owners, the above rules will be applied on the death of any contract owner.



When the contract owner is not a natural person, these rules will be triggered on the death or change of any annuitant.



                                                                         FFA- 91

NON-QUALIFIED DEFERRED COMPENSATION ARRANGEMENTS -- GENERAL

In general under these types of non-qualified deferred compensation arrangements, all assets under the plan (including the Contract) are owned by the employer (or a trust subject to the claims of the employer's creditors). Participants may be permitted, if authorized under the plan, to make certain "deemed" investment choices and allocations. However, the entire interest under the Contract remains the property of the employer and any Account Balances thereunder are maintained solely for accounting purposes under the plan.

Section 409A of the Internal Revenue Code of 1986, recently added by the American Jobs Creation Act of 2004 ("AJCA"), imposes new requirements and restrictions on deferred compensation arrangements including Section 457(f) plans, Section 451 deferred fee and deferred compensation arrangements, severance arrangements and Section 415(m) excess compensation arrangements. These include new rules affecting: (a) the time and manner under which deferral elections must be made; (b) permitted distributions; (c) the time and manner under which initial distribution elections may be made; and (d) changes in the time and form of distributions. Failure to satisfy these rules will generally result in the taxation of vested amounts and an additional 20% tax penalty along with interest from the date in which such amounts first became vested. Your controlling plan documents may have recently been amended: (i) to permit the pre-AJCA tax rules to continue to apply with respect to "grandfathered" amounts that were earned and vested as of December 31, 2004; and (ii) to render the arrangement compliant with AJCA with respect to non-"grandfathered" amounts that are subject to AJCA's new requirements and restrictions. All parties to your plan should determine whether such changes were made and review carefully the changes made by any such amendments; and should consult with their tax counsel and advisors concerning the impact of AJCA on their participation in these arrangements.

Additionally, in 2003, final regulations were issued with respect to Section 457(f) arrangements apparently requiring among other things that earnings attributable to deferrals be included in the participant's income at the time the deferrals themselves are no longer subject to a substantial risk of forfeiture. This appears to have represented a change in the position of the Internal Revenue Service. Parties to Section 457(f) arrangements should consult with their own tax counsel to determine the impact on their plans and the need for amendment, if any.


FFA- 92

NON-QUALIFIED ANNUITY FOR SEC.457(f) DEFERRED

COMPENSATION PLANS.

--------------------------------------------------------------------------------
                                                                [SNOOPY GRAPHIC]
--------------------------------------------------------------------------------


These are deferred compensation arrangements generally for a select group of management or highly compensated employees and individual independent contractors employed or engaged by state or local governments or non-church tax-exempt organizations. In this arrangement the tax exempt entity (e.g., a hospital) contributes your deferred compensation amounts and earnings credited to these amounts into a trust, which at all times is subject to the claims of the employer's bankruptcy and insolvency creditors. The trust owns a Non-Qualified annuity which may be subject to the rules described under "Non-Qualified Annuities." Since the trust is a grantor trust, any tax consequences arising out of ownership of the Non-Qualified annuity will flow to the tax-exempt entity that is the grantor of such trust. Each tax-exempt entity should consult its own tax advisor with respect to the tax rules governing the annuity. You can defer taxation of compensation until the first taxable year in which there is not a substantial risk of forfeiture to your right to such compensation.

When deferred compensation is no longer subject to a substantial risk of forfeiture, it is immediately includable in your income and it becomes "after-tax" contributions for the purposes of the tax rules governing income plan payments in calculating the "exclusion ratio." Certain distributions made before you are age 59 1/2 may be subject to a 10% tax penalty. It is unclear whether this penalty applies with respect to distributions made for this type of plan. Thus, you should consult your own tax advisor to clarify this issue. Since there is some uncertainty as to how the IRS and the courts will treat the "rolling vesting" aspect of this arrangement, you should consult your own tax advisor to clarify this issue. Given the complexity and uncertainty inherent in this area of the tax law, entities considering the purchase of this annuity to fund a sec.457(f) deferred compensation plan should consult with their own tax advisors regarding the major Federal tax issues under sec.457.

NON-QUALIFIED ANNUITY FOR SEC.451 DEFERRED FEE ARRANGEMENTS.

Under sec.451 deferred fee arrangements, a third party which is a tax-exempt entity (e.g., a hospital) enters into an arrangement with a taxable entity, the employer, that provides services to the third party. These deferred fees are used to fund a deferred compensation plan for the taxable entity's employees who are a select group of management or highly compensated employees or individual independent contractors. The deferred fees are contributed by the tax-exempt entity into a trust that is subject to the claims of its bankruptcy and insolvency creditors, and when paid or made available to the taxable entity, are subject to the claims of the taxable entity's bankruptcy and insolvency creditors. Such arrangement, in accordance with the provisions of sec.451, enables the taxable entity to defer compensation until the year


                                                                         FFA- 93
in which the amounts are paid or made available to it, and enables the employees of the taxable entity who are participants in its deferred compensation plan to defer compensation until the year in which the amounts are paid or made available to them, unless under the method of accounting used in computing taxable income, such amount is to be properly accounted for in a different period. The taxable entity will be able to deduct as employee compensation the amounts included in income by the participant employees of its deferred compensation plan, subject to such sums being reasonable compensation and not disguised dividends.

A trust established by the tax-exempt entity will own a Non-Qualified annuity which may be subject to taxation rules as described under "Non-Qualified Annuities." Since the trust is a grantor trust, any tax consequences arising out of ownership of the Non-Qualified annuity will flow to the tax-exempt entity that is the grantor of such trust. Each tax-exempt entity should consult its own tax advisor with respect to the tax rules governing the annuity. Participants in the taxable entity's deferred compensation plan must look to the taxable entity for payments under the plan. These persons should consult their own tax advisor for information on the tax treatment of these payments made under the plan.

Given the complexity and uncertainty inherent in this area of the tax law, entities considering the purchase of this annuity to fund a sec.451 deferred fee arrangement should consult with their own tax advisors regarding the application of the relevant rules to their particular situation.

NON-QUALIFIED ANNUITY FOR SEC.451 DEFERRED COMPENSATION PLANS.


Under a sec.451 deferred compensation plan, a select group of management or highly compensated employees or individual independent contractors can defer compensation until the year in which the amounts are paid or made available to them unless, under the method of accounting used in computing taxable income, such amounts are to be properly accounted for in a different period. Participants should consult their own tax advisors for information on the tax treatment of these payments.

--------------------------------------------------------------------------------
                                            [SNOOPY WITH ADDING MACHINE GRAPHIC]
--------------------------------------------------------------------------------


A sec.451 plan could be sponsored by either a taxable entity or certain tax-exempt entities which meet the "grandfather" requirements described below. Taxable entities would be able to deduct, as compensation, the amounts included in income by the participant of the deferred compensation plan, subject to such sums being reasonable compensation and not disguised dividends. For tax-exempt entities, if certain Tax Reform Act of 1986 "grandfather" requirements are adhered to, sec.451 rather than sec.457 should apply to their deferred compensation plans. Tax exempt entities should consult their own tax advisors to ascertain whether these "grandfather" requirements are met.


FFA- 94

A trust established by either the taxable or the grandfathered tax-exempt entity would own a Non-Qualified annuity which may be subject to taxation rules as described under "Non-Qualified Annuities." Since the trust would be a grantor trust, any tax consequences arising out of ownership of the Non-Qualified annuity will flow to the tax-exempt entity or taxable entity that is the grantor of such trust. Such entities should consult their own tax advisors with respect to the tax rules governing the annuity.

Given the complexity and uncertainty inherent in this area of the tax law, entities considering the purchase of this annuity to fund a sec.451 deferred compensation plan should consult with their own tax advisors regarding the application of the relevant rules to their particular situation.

NON-QUALIFIED ANNUITY FOR SEC.457(e)(11) SEVERANCE AND DEATH BENEFIT PLANS.

These are severance and death benefit arrangements for adoption by tax-exempt entities. If the employer is subject to ERISA, the arrangement must be adopted exclusively for a select group of management or highly compensated employees or individual independent contractors. The employer deposits deferral amounts, which will be used to provide severance and death benefits, into a trust which is subject at all times to the claims of the employer's bankruptcy and insolvency creditors. As the owner of a Non-Qualified annuity, the trust may be subject to the rules described under "Non-Qualified Annuities." Since the trust is a grantor trust, any tax consequences arising out of ownership of the Non-Qualified annuity will flow to the employer, the grantor of such trust. Each employer should consult with its own tax advisor with respect to the tax rules governing the annuity.

The Federal income tax consequences to you of this arrangement depend on whether the program qualifies as a "bona-fide severance pay" and a "bona-fide death benefit" plan as described in sec.457(e)(11) of the Code. If the arrangement qualifies as a "bona-fide severance pay" and a "bona-fide death benefit" plan, sec.451 of the Code will apply and you will not be taxed on your deferral amounts until the tax year in which they are paid or made available to you, unless under the method of accounting you use in computing taxable income, such amount is to be properly accounted for in a different period. If the arrangement does not qualify as a "bona-fide severance pay" and a "bona-fide death benefit" plan, your deferral amounts are subject to tax in the year in which they are deferred. In that event, if you have not reported such income, in addition to the Federal income tax you will have to pay, you will be assessed interest, and you may be subject to certain penalties by the Internal Revenue Service.


                                                                         FFA- 95

SPECIAL TAX CONSIDERATIONS FOR NON-QUALIFIED ANNUITY FOR SEC.457(e)(11) SEVERANCE AND DEATH BENEFIT PLANS.

There is a considerable risk that this arrangement may not qualify as a "bona-fide severance pay" plan under 457(e)(11), the application section of the Code. The term "bona-fide severance pay" plan is not defined in that section. The term "severance pay" plan has, however, been construed under other Code sections and under Department of Labor regulations issued under the Employee Retirement Income Security Act of 1974. Subsequently, the United States Court of Appeals for the Federal Circuit indicated that for purposes of another Code section, a severance pay plan with features similar to this arrangement, would not qualify as a valid severance pay plan. While this decision addresses severance pay plans in a different Code context, it is probable that a court would consider it in determining the tax consequences of this arrangement. You should consult with your own tax advisor to determine if the potential advantages to you of this arrangement outweigh the potential tax risks in view of your individual circumstances.

NON-QUALIFIED ANNUITY FOR SEC.415(m) QUALIFIED GOVERNMENTAL EXCESS BENEFIT
PLANS.

Section 415(m) qualified governmental excess benefit plans are available to state and local governments which sponsor plans subject to the sec.415 limits on the amount of annual plan contributions and benefits. If a qualified governmental excess benefit arrangement meets certain requirements, it could provide benefits that cannot be provided under a government plan subject to the sec.415 limits. For purposes of the qualified governmental excess benefit arrangement, participants are taxed the same way as if the arrangement were a non-qualified deferred compensation plan maintained by an employer not exempt from tax. Since qualified governmental excess benefit arrangements were introduced into the tax law in August, 1996, and since many aspects of these arrangements have yet to be clarified by the IRS, entities considering the purchase of this annuity to fund a qualified governmental excess benefit plan should consult with their own tax advisors regarding the application of the relevant rules to their particular situation.

PEDC



GENERAL


PEDC plans are available to State or local governments and certain tax-exempt organizations as described in sec.457(b) of the Code. The plans are not available for churches and qualified church-controlled organizations.


PEDC annuities maintained by a state or local government are for the exclusive benefit of plan participants and their beneficiaries.


FFA- 96

PEDC annuities other than those maintained by state or local governments are solely the property of the employer and are subject to the claims of the employer's general creditors until they are "made available" to you.

WITHDRAWALS

Generally, because contributions are on a before-tax basis, withdrawals from your annuity are subject to income tax.

Generally, monies in your annuity can not be "made available" to you until you:

*  Reach age 70 1/2

*  Leave your job

*  Have an unforeseen emergency (as defined by the Code)

MINIMUM DISTRIBUTION

The minimum distribution rules for contracts issued to PEDC plans are similar to the rules summarized earlier under the Minimum Distribution Requirements heading. Consult your tax adviser.

SPECIAL RULES

Special rules apply to certain non-governmental PEDC plans deferring compensation from taxable years beginning before January 1, 1987 (or beginning later but based on an agreement in writing on an agreement in writing on August 16, 1986).


Loans: In the case of a PEDC plan maintained by a state or local government, the plan may permit loans. The Code and applicable income tax regulations limit the amount that may be borrowed from your PEDC plan and all employer plans in the aggregate and also require that loans be repaid, at a minimum, in scheduled level payments over a certain term. Your PEDC plan will indicate whether plan loans are permitted. The terms of the loan are governed by your loan agreement with the plan. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax adviser and read your loan agreement and Contract prior to taking any loan. The tax rules for taxation of distributions and withdrawals work similarly as to those for TSAs. However the 10% penalty tax only applies to distributions and withdrawals that are attributable to rollovers from IRAs and other eligible retirement plans, and do not apply at all to PEDC plans of tax exempt employers other than state or local governmental units. Distributions and withdrawals under a PEDC plan of a tax exempt employer that is not a governmental unit are generally taxed under the rules applicable to wages. Consult your tax adviser.



                                                                         FFA- 97

LEGAL PROCEEDINGS



In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.



It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.



FFA- 98

APPENDIX A


PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.

--------------------------------------------------------------------------------
                                                          [LUCY'S TAXES GRAPHIC]
--------------------------------------------------------------------------------



                       TSA         403(a)      PEDC                          Non-Qualified
                       Deferred    Deferred    Deferred       IRA Deferred   Deferred
                       and         and         and            and            and
                       Income      Income      Income         Income         Income
                       Annuities   Annuities   Annuities(1)   Annuities(2)   Annuities
California...........  0.5%        0.5%        2.35%          0.5%(3)        2.35%
Maine................  --          --          --             --             2.0%
Nevada...............  --          --          --             --             3.5%
Puerto Rico(4).......  3.0%        3.0%        3.0%           3.0%           3.0%
South Dakota.........  --          --          --             --             1.25%
West Virginia........  1.0%        1.0%        1.0%           1.0%           1.0%
Wyoming..............  --          --          --             --             1.0%


----------------

(1)PREMIUM TAX RATES APPLICABLE TO DEFERRED ANNUITIES AND INCOME ANNUITIES PURCHASED UNDER RETIREMENT PLANS OF PUBLIC EMPLOYERS MEETING THE REQUIREMENTS OF SEC.401(a) OF THE CODE ARE INCLUDED UNDER THE COLUMN HEADED "403(a) DEFERRED AND INCOME ANNUITIES."

(2) PREMIUM TAX RATES APPLICABLE TO IRA DEFERRED ANNUITIES AND INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING THE REQUIREMENTS OF SEC.408(a) OF THE CODE ARE INCLUDED UNDER THE COLUMN HEADED "IRA DEFERRED AND INCOME ANNUITIES."

(3)WITH RESPECT TO DEFERRED ANNUITIES AND INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING THE REQUIREMENTS OF SEC.408(a) OF THE CODE, THE ANNUITY TAX RATE IN CALIFORNIA IS 2.35% INSTEAD OF 0.5%.


(4)NEW TAX RATES EFFECTIVE JANUARY 1, 2006.



PEANUTS(C) UNITED FEATURE SYNDICATE, INC.
(C)2006 METROPOLITAN LIFE INSURANCE COMPANY



                                                                         FFA- 99

APPENDIX B



ACCUMULATION UNIT VALUES (IN DOLLARS)






    This table shows fluctuations in the Accumulation Unit Value for Enhanced Preference Plus Deferred Annuities for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).



---------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF UNITS
                                                                 UNIT VALUE    UNIT VALUE   OUTSTANDING
                                                                AT BEGINNING     AT END   AT END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES                YEAR   OF YEAR       OF YEAR   (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------
American Funds Global Small Capitalization
  Division(f).....................................         2001   $ 15.08       $ 13.77            7
                                                           2002     13.77         11.04           25
                                                           2003     11.04         16.80          108
                                                           2004     16.80         20.11          206
                                                           2005     20.11         24.98          221

American Funds Growth Division(f).................         2001    145.96        124.55            7
                                                           2002    124.55         93.21           36
                                                           2003     93.21        126.32           60
                                                           2004    126.32        140.76           91
                                                           2005    140.76        162.02          101

American Funds Growth-Income Division(f)..........         2001     95.64         92.64            6
                                                           2002     92.64         74.93           41
                                                           2003     74.93         98.30           71
                                                           2004     98.30        107.47          105
                                                           2005    107.47        112.67          113
BlackRock Aggressive Growth Division..............         1996     33.72         35.98        1,396
                                                           1997     35.98         38.02        1,572
                                                           1998     38.02         42.82        1,533
                                                           1999     42.82         56.51        1,462
                                                           2000     56.51         51.71        1,542
                                                           2001     51.71         39.05        1,667
                                                           2002     39.05         27.57        1,358
                                                           2003     27.57         38.45        1,082
                                                           2004     38.45         43.03        1,204
                                                           2005     43.03         47.18        1,077



FFA- 100

---------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF UNITS
                                                                 UNIT VALUE    UNIT VALUE   OUTSTANDING
                                                                AT BEGINNING     AT END   AT END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES                YEAR   OF YEAR       OF YEAR   (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------
BlackRock Bond Income Division(c).................         1996   $ 29.35       $ 30.12          272
                                                           1997     30.12         32.77          314
                                                           1998     32.77         35.51          387
                                                           1999     35.51         34.37          393
                                                           2000     34.37         37.87          348
                                                           2001     37.87         40.64          413
                                                           2002     40.64         43.61          334
                                                           2003     43.61         45.72          282
                                                           2004     45.72         47.30          300
                                                           2005     47.30         47.99          293

BlackRock Diversified Division....................         1996     24.78         28.10          365
                                                           1997     28.10         33.57          515
                                                           1998     33.57         39.79          710
                                                           1999     39.79         42.84          902
                                                           2000     42.84         42.88          918
                                                           2001     42.88         39.79        1,092
                                                           2002     39.79         33.95          802
                                                           2003     33.95         40.54          610
                                                           2004     40.54         43.58          703
                                                           2005     43.58         44.49          612

BlackRock Investment Trust Division...............         1996     38.99         47.18          436
                                                           1997     47.18         60.00          656
                                                           1998     60.00         76.18          803
                                                           1999     76.18         89.40          892
                                                           2000     89.40         83.10          880
                                                           2001     83.10         68.31          969
                                                           2002     68.31         49.99          763
                                                           2003     49.99         64.49          562
                                                           2004     64.49         70.82          690
                                                           2005     70.82         72.67          583

BlackRock Large Cap Value Division -- Class
  E(i)............................................         2002     10.00          7.94            2
                                                           2003      7.94         10.66           17
                                                           2004     10.66         11.96           35
                                                           2005     11.96         12.53           69



                                                                        FFA- 101

---------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF UNITS
                                                                 UNIT VALUE    UNIT VALUE   OUTSTANDING
                                                                AT BEGINNING     AT END   AT END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES                YEAR   OF YEAR       OF YEAR   (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------
BlackRock Legacy Large Cap Growth
  Division -- Class E(d)..........................         2004   $ 10.07       $ 11.08            4
                                                           2005     11.08         11.73            8
BlackRock Strategic Value Division(b).............         2000     10.00         12.26           20
                                                           2001     12.26         14.09          251
                                                           2002     14.09         10.98          483
                                                           2003     10.98         16.33          480
                                                           2004     16.33         18.66          603
                                                           2005     18.66         19.25          506

Calvert Social Balanced Division..................         1996     15.31         17.08          179
                                                           1997     17.08         20.31          225
                                                           1998     20.31         23.40          250
                                                           1999     23.40         26.01          286
                                                           2000     26.01         24.96          299
                                                           2001     24.96         23.01          356
                                                           2002     23.01         20.02          319
                                                           2003     20.02         23.66          304
                                                           2004     23.66         25.37          267
                                                           2005     25.37         26.56          256

Calvert Social Mid Cap Growth Division............         1996     15.80         16.80           57
                                                           1997     16.80         20.58           80
                                                           1998     20.58         26.46          127
                                                           1999     26.46         28.04          143
                                                           2000     28.04         30.98          234
                                                           2001     30.98         26.95          284
                                                           2002     26.95         19.16          245
                                                           2003     19.16         24.99          252
                                                           2004     24.99         27.07          201
                                                           2005     27.07         26.92          167

Davis Venture Value Division(b)...................         2000     30.70         31.35            7
                                                           2001     31.35         27.59           54
                                                           2002     27.59         22.86           95
                                                           2003     22.86         29.64          120
                                                           2004     29.64         32.99          172
                                                           2005     32.99         36.04          181



FFA- 102

---------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF UNITS
                                                                 UNIT VALUE    UNIT VALUE   OUTSTANDING
                                                                AT BEGINNING     AT END   AT END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES                YEAR   OF YEAR       OF YEAR   (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------
FI International Stock Division...................         1996   $ 14.38       $ 13.99          868
                                                           1997     13.99         13.53          853
                                                           1998     13.53         16.43          837
                                                           1999     16.43         18.95          818
                                                           2000     18.95         16.88          777
                                                           2001     16.88         13.27          848
                                                           2002     13.27         10.85          712
                                                           2003     10.85         13.76          567
                                                           2004     13.76         16.11          629
                                                           2005     16.11         18.83          596

FI Mid Cap Opportunities Division(e)(m)...........         1997     10.00         12.72          167
                                                           1998     12.72         17.28          523
                                                           1999     17.28         38.17        1,964
                                                           2000     38.17         26.00        2,844
                                                           2001     26.00         16.14        3,246
                                                           2002     16.14         11.35        2,738
                                                           2003     11.35         15.13        2,447
                                                           2004     15.13         17.57        2,618
                                                           2005     17.57         18.61        2,287

FI Value Leaders Division -- Class E(i)...........         2002     23.68         19.59            1
                                                           2003     19.59         24.59            3
                                                           2004     24.59         27.67            8
                                                           2005     27.67         30.29           15

Fidelity Equity-Income Division...................         1996     21.19         23.99        1,775
                                                           1997     23.99         30.44        2,476
                                                           1998     30.44         33.66        2,790
                                                           1999     33.66         35.46        2,717
                                                           2000     35.46         38.08        2,428
                                                           2001     38.08         35.85        2,545
                                                           2002     35.85         29.49        2,137
                                                           2003     29.49         38.08        2,011
                                                           2004     38.08         42.07        1,890
                                                           2005     42.07         44.11        1,707



                                                                        FFA- 103

---------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF UNITS
                                                                 UNIT VALUE    UNIT VALUE   OUTSTANDING
                                                                AT BEGINNING     AT END   AT END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES                YEAR   OF YEAR       OF YEAR   (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------
Fidelity Growth Division..........................         1996   $ 21.08       $ 23.95        1,757
                                                           1997     23.95         29.30        2,249
                                                           1998     29.30         40.48        2,484
                                                           1999     40.48         55.12        2,921
                                                           2000     55.12         48.60        3,041
                                                           2001     48.60         39.64        3,191
                                                           2002     39.64         27.45        2,699
                                                           2003     27.45         36.12        2,568
                                                           2004     36.12         36.99        2,393
                                                           2005     36.99         38.77        2,097

Fidelity Investment Grade Bond Division...........         1996     14.14         14.46          165
                                                           1997     14.46         15.62          235
                                                           1998     15.62         16.84          339
                                                           1999     16.84         16.51          356
                                                           2000     16.51         18.19          371
                                                           2001     18.19         19.54          497
                                                           2002     19.54         21.36          498
                                                           2003     21.36         22.16          478
                                                           2004     22.16         22.93          470
                                                           2005     22.93         23.22          427

Fidelity Overseas Division........................         1996     14.33         16.07          397
                                                           1997     16.07         17.76          647
                                                           1998     17.76         19.84          656
                                                           1999     19.84         28.03          724
                                                           2000     28.03         22.46          867
                                                           2001     22.46         17.54          894
                                                           2002     17.54         13.85          757
                                                           2003     13.85         19.67          684
                                                           2004     19.67         22.14          687
                                                           2005     22.14         26.12          596

Franklin Templeton Small Cap Growth Division(f)...         2001     10.00          8.82           10
                                                           2002      8.82          6.30           22
                                                           2003      6.30          9.05           52
                                                           2004      9.05          9.99           54
                                                           2005      9.99         10.36           64



FFA- 104

---------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF UNITS
                                                                 UNIT VALUE    UNIT VALUE   OUTSTANDING
                                                                AT BEGINNING     AT END   AT END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES                YEAR   OF YEAR       OF YEAR   (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------
Harris Oakmark Focused Value Division(f)..........         2001   $ 24.53       $ 27.50           65
                                                           2002     27.50         24.83          186
                                                           2003     24.83         32.63          203
                                                           2004     32.63         35.53          253
                                                           2005     35.53         38.71          228

Harris Oakmark International Division -- Class
  E(i)............................................         2002     10.62          8.88           --
                                                           2003      8.88         11.90           17
                                                           2004     11.90         14.22           91
                                                           2005     14.22         16.10          167

Harris Oakmark Large Cap Value Division(g)........         1998     10.00          9.71            0
                                                           1999      9.71          8.96           54
                                                           2000      8.96          9.98          100
                                                           2001      9.98         11.70          459
                                                           2002     11.70          9.95          521
                                                           2003      9.95         12.37          519
                                                           2004     12.37         13.65          653
                                                           2005     13.65         13.33          583

Janus Aggressive Growth Division(f)(k)............         2001     10.03          7.79           34
                                                           2002      7.79          5.36           48
                                                           2003      5.36          6.87           63
                                                           2004      6.87          7.41          112
                                                           2005      7.41          8.36          147

Jennison Growth Division(b)(l)....................         2000      9.82          7.25           23
                                                           2001      7.25          4.97          103
                                                           2002      4.97          3.50          141
                                                           2003      3.50          4.36          103
                                                           2004      4.36          4.53          209
                                                           2005      4.53          5.06          228

Lazard Mid-Cap Division -- Class E(i).............         2002     11.43          9.73            1
                                                           2003      9.73         12.18            9
                                                           2004     12.18         13.81           30
                                                           2005     13.81         14.81           37



                                                                        FFA- 105

---------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF UNITS
                                                                 UNIT VALUE    UNIT VALUE   OUTSTANDING
                                                                AT BEGINNING     AT END   AT END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES                YEAR   OF YEAR       OF YEAR   (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------
Legg Mason Value Equity Division(n)...............         2001   $  9.45       $  8.41            3
                                                           2002      8.41          6.65           11
                                                           2003      6.65          8.03           19
                                                           2004      8.03          8.85           29
                                                           2005      8.85          9.41           36

Lehman Brothers(R) Aggregate Bond Division(g).....         1998     10.00         10.12            0
                                                           1999     10.12          9.89           99
                                                           2000      9.89         10.91          180
                                                           2001     10.91         11.61          628
                                                           2002     11.61         12.68          547
                                                           2003     12.68         13.02          663
                                                           2004     13.02         13.42          869
                                                           2005     13.42         13.57        1,039

Loomis Sayles Small Cap Division(b)...............         2000     26.26         26.03            9
                                                           2001     26.03         23.51           29
                                                           2002     23.51         18.27           44
                                                           2003     18.27         24.70           66
                                                           2004     24.70         28.47           62
                                                           2005     28.47         30.16           63

Lord Abbett Bond Debenture Division(e)(h).........         1997     10.00         10.53           49
                                                           1998     10.53          9.65           89
                                                           1999      9.65         11.26          148
                                                           2000     11.26         11.05          156
                                                           2001     11.05         10.80          196
                                                           2002     10.80         10.83          155
                                                           2003     10.83         12.83          147
                                                           2004     12.83         13.78          191
                                                           2005     13.78         13.90          231

Met/AIM Small Cap Growth Division -- Class E(i)...         2002     11.26          8.54            2
                                                           2003      8.54         11.76           14
                                                           2004     11.76         12.42           19
                                                           2005     12.42         13.34           22



FFA- 106

---------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF UNITS
                                                                 UNIT VALUE    UNIT VALUE   OUTSTANDING
                                                                AT BEGINNING     AT END   AT END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES                YEAR   OF YEAR       OF YEAR   (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------
MetLife Mid Cap Stock Index Division(b)...........         2000   $ 10.00       $ 10.63           72
                                                           2001     10.63         10.41          219
                                                           2002     10.41          8.77          338
                                                           2003      8.77         11.73          483
                                                           2004     11.73         13.48          488
                                                           2005     13.48         14.99          503

MetLife Stock Index Division......................         1996     20.43         24.82        1,648
                                                           1997     24.82         32.49        2,504
                                                           1998     32.49         41.28        3,077
                                                           1999     41.28         49.39        3,697
                                                           2000     49.39         44.36        3,740
                                                           2001     44.36         38.60        4,277
                                                           2002     38.60         29.69        3,578
                                                           2003     29.69         37.71        3,139
                                                           2004     37.71         41.29        3,649
                                                           2005     41.29         42.80        3,360

MFS Research International Division(f)............         2001     10.00          8.74            5
                                                           2002      8.74          7.66           14
                                                           2003      7.66         10.04           30
                                                           2004     10.04         11.90           74
                                                           2005     11.90         13.77           93

MFS Total Return Division(d)......................         2004     33.30         36.38          840
                                                           2005     36.38         37.16          784

Morgan Stanley EAFE(R) Index Division(g)..........         1998     10.00         10.79            0
                                                           1999     10.79         13.35           80
                                                           2000     13.35         11.31          194
                                                           2001     11.31          8.77          494
                                                           2002      8.77          7.24          514
                                                           2003      7.24          9.87          635
                                                           2004      9.87         11.70          745
                                                           2005     11.70         13.13          801



                                                                        FFA- 107

---------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF UNITS
                                                                 UNIT VALUE    UNIT VALUE   OUTSTANDING
                                                                AT BEGINNING     AT END   AT END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES                YEAR   OF YEAR       OF YEAR   (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------
Neuberger Berman Mid Cap Value Division(g)........         1998   $ 10.00       $ 10.72            0
                                                           1999     10.72         12.50           61
                                                           2000     12.50         15.88          242
                                                           2001     15.88         15.33          353
                                                           2002     15.33         13.73          355
                                                           2003     13.73         18.57          388
                                                           2004     18.57         22.60          552
                                                           2005     22.60         25.14          579

Neuberger Berman Real Estate Division -- Class
  E(d)............................................         2004      9.99         12.88           22
                                                           2005     12.88         14.48           93

Oppenheimer Capital Appreciation Division -- Class
  E(o)............................................         2005     10.02         10.93            3

Oppenheimer Global Equity Division(e).............         1997     10.00         10.87          120
                                                           1998     10.87         12.49          256
                                                           1999     12.49         15.49          361
                                                           2000     15.49         15.09          481
                                                           2001     15.09         12.55          602
                                                           2002     12.55         10.44          497
                                                           2003     10.44         13.49          440
                                                           2004     13.49         15.55          500
                                                           2005     15.55         17.91          534

PIMCO Total Return Division(f)....................         2001     10.00         10.56           53
                                                           2002     10.56         11.47          283
                                                           2003     11.47         11.87          349
                                                           2004     11.87         12.38          569
                                                           2005     12.38         12.56          608

RCM Global Technology Division(f).................         2001     10.00          7.45           11
                                                           2002      7.45          3.65           28
                                                           2003      3.65          5.70          208
                                                           2004      5.70          5.41          137
                                                           2005      5.41          5.97          126



FFA- 108

---------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF UNITS
                                                                 UNIT VALUE    UNIT VALUE   OUTSTANDING
                                                                AT BEGINNING     AT END   AT END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES                YEAR   OF YEAR       OF YEAR   (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------
Russell 2000(R) Index Division(g).................         1998   $ 10.00       $ 10.53            0
                                                           1999     10.53         12.80          130
                                                           2000     12.80         12.20          285
                                                           2001     12.20         12.19          521
                                                           2002     12.19          9.60          511
                                                           2003      9.60         13.90          617
                                                           2004     13.90         16.21          862
                                                           2005     16.21         16.78          658

T. Rowe Price Large Cap Growth Division(g)........         1998     10.00         11.01            0
                                                           1999     11.01         13.33           71
                                                           2000     13.33         13.14          286
                                                           2001     13.14         11.72          458
                                                           2002     11.72          8.91          373
                                                           2003      8.91         11.55          379
                                                           2004     11.55         12.58          473
                                                           2005     12.58         13.28          479

T. Rowe Price Mid-Cap Growth Division(f)..........         2001     10.00          8.44           12
                                                           2002      8.44          4.68           50
                                                           2003      4.68          6.36          126
                                                           2004      6.36          7.44          255
                                                           2005      7.44          8.47          332

T. Rowe Price Small Cap Growth Division(e)........         1997     10.00         11.78          279
                                                           1998     11.78         12.08          657
                                                           1999     12.08         15.31          663
                                                           2000     15.31         13.79          959
                                                           2001     13.79         12.42        1,174
                                                           2002     12.42          9.02        1,033
                                                           2003      9.02         12.59          981
                                                           2004     12.59         13.86        1,067
                                                           2005     13.86         15.24          969



                                                                        FFA- 109

---------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF UNITS
                                                                 UNIT VALUE    UNIT VALUE   OUTSTANDING
                                                                AT BEGINNING     AT END   AT END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES                YEAR   OF YEAR       OF YEAR   (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------
Western Asset Management Strategic Bond
  Opportunities Division(f).......................         2001   $ 16.05       $ 16.56            1
                                                           2002     16.56         17.98           22
                                                           2003     17.98         20.06           50
                                                           2004     20.06         21.18           89
                                                           2005     21.18         21.58          110

Western Asset Management U.S. Government
  Division(f).....................................         2001     14.83         15.39            7
                                                           2002     15.39         16.46           92
                                                           2003     16.46         16.58           87
                                                           2004     16.58         16.92           94
                                                           2005     16.92         17.05          106

MetLife Aggressive Allocation Division(o).........         2005      9.99         11.20            8

MetLife Conservative Allocation Division(o).......         2005      9.99         10.34           15

MetLife Conservative to Moderate Allocation
  Division(o).....................................         2005      9.99         10.57           32

MetLife Moderate Allocation Division(o)...........         2005      9.99         10.79           84

MetLife Moderate to Aggressive Allocation
  Division(o).....................................         2005      9.99         11.02           42


----------------

NOTES:



a NOT ALL INVESTMENT DIVISIONS ARE OFFERED UNDER THE VARIOUS ENHANCED DEFERRED ANNUITIES.



b  INCEPTION DATE: JULY 5, 2000.



c THE ASSETS OF STATE STREET RESEARCH INCOME DIVISION WERE MERGED INTO THIS INVESTMENT DIVISION ON APRIL 29, 2002. ACCUMULATION UNIT VALUES PRIOR TO APRIL 29, 2002 ARE THOSE OF STATE STREET RESEARCH INCOME DIVISION.



d  INCEPTION DATE: MAY 1, 2004.



e  INCEPTION DATE: MARCH 3, 1997.



f  INCEPTION DATE: MAY 1, 2001.



g  INCEPTION DATE: NOVEMBER 9, 1998.



h THE ASSETS OF LOOMIS SAYLES HIGH YIELD BOND DIVISION WERE MERGED INTO THIS INVESTMENT DIVISION ON APRIL 29, 2002. ACCUMULATION UNIT VALUES PRIOR TO APRIL 29, 2002 ARE THOSE OF LOOMIS SAYLES HIGH YIELD BOND DIVISION.



i  INCEPTION DATE: MAY 1, 2002.



k THE ASSETS OF JANUS GROWTH DIVISION WERE MERGED INTO JANUS AGGRESSIVE GROWTH DIVISION ON APRIL 28, 2003. ACCUMULATION UNIT VALUES PRIOR TO APRIL 28, 2003 ARE THOSE OF JANUS GROWTH DIVISION.



l THE ASSETS IN THIS INVESTMENT DIVISION MERGED INTO JENNISION GROWTH DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 2, 2005. THIS INVESTMENT DIVISION IS NO LONGER AVAILABLE.



FFA- 110
m THE INVESTMENT DIVISION WITH THE NAME FI MID CAP OPPORTUNITIES WAS MERGED INTO THE JANUS MID CAP DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004 AND WAS RENAMED FI MID CAP OPPORTUNITIES. THE INVESTMENT DIVISION WITH THE NAME FI MID CAP OPPORTUNITIES ON APRIL 30, 2004 CEASED TO EXIST. THE ACCUMULATION UNIT VALUES HISTORY PRIOR TO MAY 1, 2004 IS THAT OF JANUS MID CAP DIVISION.



n THE ASSETS OF MFS(R) INVESTORS TRUST DIVISION WERE MERGED INTO THE LEGG MASON VALUE EQUITY DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 1, 2006. ACCUMULATION UNIT VALUES PRIOR TO MAY 1, 2006 ARE THOSE OF MFS(R) INVESTORS DIVISION.



o  INCEPTION DATE: MAY 1, 2005.



                                                                        FFA- 111

    This table shows fluctuations in the Accumulation Unit Value for Financial Freedom Deferred Annuities for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).


---------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF UNITS
                                                                 UNIT VALUE    UNIT VALUE   OUTSTANDING
                                                                AT BEGINNING     AT END   AT END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES                       YEAR   OF YEAR       OF YEAR   (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------
American Funds Global Small Capitalization
  Division(f).....................................         2001   $ 15.08       $ 13.77            4
                                                           2002     13.77         11.04           18
                                                           2003     11.04         16.80           40
                                                           2004     16.80         20.11          130
                                                           2005     20.11         24.98          169

American Funds Growth Division(f).................         2001    145.96        124.55            4
                                                           2002    124.55         93.21           30
                                                           2003     93.21        126.32           41
                                                           2004    126.32        140.76           79
                                                           2005    140.76        162.02           56

American Funds Growth-Income Division(f)..........         2001     95.64         92.64            5
                                                           2002     92.64         74.93           27
                                                           2003     74.93         98.30           91
                                                           2004     98.30        107.47          191
                                                           2005    107.47        112.67          163

BlackRock Aggressive Growth Division(a)...........         1996     33.72         35.98            3
                                                           1997     35.98         38.02           14
                                                           1998     38.02         42.82           22
                                                           1999     42.82         56.51           24
                                                           2000     56.51         51.71           45
                                                           2001     51.71         39.05           67
                                                           2002     39.05         27.57           71
                                                           2003     27.57         38.45           96
                                                           2004     38.45         43.03          106
                                                           2005     43.03         47.18           84



FFA- 112

---------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF UNITS
                                                                 UNIT VALUE    UNIT VALUE   OUTSTANDING
                                                                AT BEGINNING     AT END   AT END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES                       YEAR   OF YEAR       OF YEAR   (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------
BlackRock Bond Income Division(a)(b)..............         1996   $ 29.35       $ 30.12            0
                                                           1997     30.12         32.77            5
                                                           1998     32.77         35.51           24
                                                           1999     35.51         34.37           20
                                                           2000     34.37         37.87           22
                                                           2001     37.87         40.64           52
                                                           2002     40.64         43.61           69
                                                           2003     43.61         45.72           56
                                                           2004     45.72         47.30           56
                                                           2005     47.30         47.99           61

BlackRock Diversified Division(a).................         1996     24.78         28.10            0
                                                           1997     28.10         33.57           20
                                                           1998     33.57         39.79           48
                                                           1999     39.79         42.84           59
                                                           2000     42.84         42.88           65
                                                           2001     42.88         39.79           76
                                                           2002     39.79         33.95           70
                                                           2003     33.95         40.54           72
                                                           2004     40.54         43.58           73
                                                           2005     43.58         44.49           66

BlackRock Investment Trust Division(a)............         1996     38.99         47.18            0
                                                           1997     47.18         60.00           32
                                                           1998     60.00         76.18           56
                                                           1999     76.18         89.40           65
                                                           2000     89.40         83.10           67
                                                           2001     83.10         68.31           79
                                                           2002     68.31         49.99           74
                                                           2003     49.99         64.49           71
                                                           2004     64.49         70.82           64
                                                           2005     70.82         72.67           59

BlackRock Large Cap Value Division -- Class
  E(h)............................................         2002     10.00          7.94            0
                                                           2003      7.94         10.66            6
                                                           2004     10.66         11.96           34
                                                           2005     11.96         12.53           20



                                                                        FFA- 113

---------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF UNITS
                                                                 UNIT VALUE    UNIT VALUE   OUTSTANDING
                                                                AT BEGINNING     AT END   AT END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES                       YEAR   OF YEAR       OF YEAR   (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------
BlackRock Legacy Large Cap Growth
  Division -- Class E(j)..........................         2004   $ 10.80       $ 11.08            9
                                                           2005     11.08         11.73            2

BlackRock Strategic Value Division(e).............         2000     10.00         12.26           19
                                                           2001     12.26         14.09          102
                                                           2002     14.09         10.98          165
                                                           2003     10.98         16.33          279
                                                           2004     16.33         18.66          421
                                                           2005     18.66         19.25          382

Calvert Social Balanced Division..................         1996     15.31         17.08          120
                                                           1997     17.08         20.31          162
                                                           1998     20.31         23.40          183
                                                           1999     23.40         26.01          222
                                                           2000     26.01         24.96          238
                                                           2001     24.96         23.01          267
                                                           2002     23.01         20.02          178
                                                           2003     20.02         23.66          193
                                                           2004     23.66         25.37          191
                                                           2005     25.37         26.56          159

Calvert Social Mid Cap Growth Division............         1996     15.80         16.80          108
                                                           1997     16.80         20.58          118
                                                           1998     20.58         26.46          133
                                                           1999     26.46         28.04          145
                                                           2000     28.04         30.98          160
                                                           2001     30.98         26.95          218
                                                           2002     26.95         19.16          144
                                                           2003     19.16         24.99          151
                                                           2004     24.99         27.07          159
                                                           2005     27.07         26.92          146

Davis Venture Value Division(e)...................         2000     30.70         31.35           11
                                                           2001     31.35         27.59           29
                                                           2002     27.59         22.86           46
                                                           2003     22.86         29.64           70
                                                           2004     29.64         32.99          137
                                                           2005     32.99         36.04          117



FFA- 114

---------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF UNITS
                                                                 UNIT VALUE    UNIT VALUE   OUTSTANDING
                                                                AT BEGINNING     AT END   AT END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES                       YEAR   OF YEAR       OF YEAR   (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------
FI International Stock Division(a)................         1996   $ 14.38       $ 13.99            0
                                                           1997     13.99         13.53           10
                                                           1998     13.53         16.43           22
                                                           1999     16.43         18.95           24
                                                           2000     18.95         16.88           36
                                                           2001     16.88         13.27           52
                                                           2002     13.27         10.85           67
                                                           2003     10.85         13.76           71
                                                           2004     13.76         16.11           75
                                                           2005     16.11         18.83          388

FI Mid Cap Opportunities Division(c)(l)...........         1997     10.00         12.72           52
                                                           1998     12.72         17.28          140
                                                           1999     17.28         38.17          450
                                                           2000     38.17         26.00          719
                                                           2001     26.00         16.14        1,304
                                                           2002     16.14         11.35        1,128
                                                           2003     11.35         15.13        1,117
                                                           2004     15.13         17.57        1,159
                                                           2005     17.57         18.61          915

FI Value Leaders Division -- Class E(h)...........         2002     23.68         19.59            1
                                                           2003     19.59         24.59            4
                                                           2004     24.59         27.67           10
                                                           2005     27.67         30.29           27

Fidelity Equity-Income Division...................         1996     21.19         23.99          659
                                                           1997     23.99         30.44          906
                                                           1998     30.44         33.66          963
                                                           1999     33.66         35.46        1,036
                                                           2000     35.46         38.08        1,019
                                                           2001     38.08         35.85        1,330
                                                           2002     35.85         29.49        1,124
                                                           2003     29.49         38.08        1,135
                                                           2004     38.08         42.07          846
                                                           2005     42.07         44.11          662



                                                                        FFA- 115

---------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF UNITS
                                                                 UNIT VALUE    UNIT VALUE   OUTSTANDING
                                                                AT BEGINNING     AT END   AT END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES                       YEAR   OF YEAR       OF YEAR   (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------
Fidelity Growth Division..........................         1996   $ 21.08       $ 23.95        1,058
                                                           1997     23.95         29.30        1,317
                                                           1998     29.30         40.48        1,363
                                                           1999     40.48         55.12        1,554
                                                           2000     55.12         48.60        1,636
                                                           2001     48.60         39.64        1,859
                                                           2002     39.64         27.45        1,486
                                                           2003     27.45         36.12        1,534
                                                           2004     36.12         36.99        1,302
                                                           2005     36.99         38.77          952

Fidelity Investment Grade Bond Division...........         1996     14.14         14.46          133
                                                           1997     14.46         15.62          170
                                                           1998     15.62         16.84          218
                                                           1999     16.84         16.51          218
                                                           2000     16.51         18.19          245
                                                           2001     18.19         19.54          399
                                                           2002     19.54         21.36          414
                                                           2003     21.36         22.16          430
                                                           2004     22.16         22.93          334
                                                           2005     22.93         23.22          245

Fidelity Money Market Division....................         1996     11.66         12.18          101
                                                           1997     12.18         12.72           81
                                                           1998     12.72         13.29          148
                                                           1999     13.29         13.85          761
                                                           2000     13.85         14.59        1,119
                                                           2001     14.59         15.06        1,117
                                                           2002     15.06         15.17          887
                                                           2003     15.17         15.17          760
                                                           2004     15.17         15.21          621
                                                           2005     15.21         15.53          395



FFA- 116

---------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF UNITS
                                                                 UNIT VALUE    UNIT VALUE   OUTSTANDING
                                                                AT BEGINNING     AT END   AT END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES                       YEAR   OF YEAR       OF YEAR   (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------
Fidelity Overseas Division........................         1996   $ 14.33       $ 16.07          365
                                                           1997     16.07         17.76          508
                                                           1998     17.76         19.84          486
                                                           1999     19.84         28.03          513
                                                           2000     28.03         22.46          560
                                                           2001     22.46         17.54          577
                                                           2002     17.54         13.85          447
                                                           2003     13.85         19.67          488
                                                           2004     19.67         22.14          477
                                                           2005     22.14         26.12          461

Franklin Templeton Small Cap Growth Division(f)...         2001     10.00          8.82            9
                                                           2002      8.82          6.30           13
                                                           2003      6.30          9.05           32
                                                           2004      9.05          9.99           53
                                                           2005      9.99         10.36           50

Harris Oakmark Focused Value Division(f)..........         2001     24.53         27.50           24
                                                           2002     27.50         24.83           49
                                                           2003     24.83         32.63           94
                                                           2004     32.63         35.53          171
                                                           2005     35.53         38.71          299

Harris Oakmark International Division -- Class
  E(h)............................................         2002     10.62          8.88            0
                                                           2003      8.88         11.90            9
                                                           2004     11.90         14.22           56
                                                           2005     14.22         16.10          129

Harris Oakmark Large Cap Value Division(d)........         1998     10.00          9.71            0
                                                           1999      9.71          8.96            6
                                                           2000      8.96          9.98           15
                                                           2001      9.98         11.70          103
                                                           2002     11.70          9.95          136
                                                           2003      9.95         12.37          270
                                                           2004     12.37         13.65          535
                                                           2005     13.65         13.33          466



                                                                        FFA- 117

---------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF UNITS
                                                                 UNIT VALUE    UNIT VALUE   OUTSTANDING
                                                                AT BEGINNING     AT END   AT END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES                       YEAR   OF YEAR       OF YEAR   (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------
Janus Aggressive Growth Division(f)(i)............         2001   $ 10.03       $  7.79           18
                                                           2002      7.79          5.36           26
                                                           2003      5.36          6.87           54
                                                           2004      6.87          7.41           84
                                                           2005      7.41          8.36           45

Jennison Growth Division(e)(k)....................         2000      9.82          7.25           14
                                                           2001      7.25          4.97           41
                                                           2002      4.97          3.50           58
                                                           2003      3.50          4.36           90
                                                           2004      4.36          4.53           87
                                                           2005      4.53          5.06           68

Lazard Mid-Cap Division -- Class E(h).............         2002     11.43          9.73            1
                                                           2003      9.73         12.18            9
                                                           2004     12.18         13.81           42
                                                           2005     13.81         14.81           42

Legg Mason Value Equity Division(m)...............         2001      9.45          8.41            1
                                                           2002      8.41          6.65            3
                                                           2003      6.65          8.03            8
                                                           2004      8.03          8.85           36
                                                           2005      8.85          9.41           17

Lehman Brothers(R) Aggregate Bond Division(d).....         1998     10.00         10.12            0
                                                           1999     10.12          9.89            3
                                                           2000      9.89         10.91           26
                                                           2001     10.91         11.61           82
                                                           2002     11.61         12.68          131
                                                           2003     12.68         13.02          152
                                                           2004     13.02         13.42          180
                                                           2005     13.42         13.57          134



FFA- 118

---------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF UNITS
                                                                 UNIT VALUE    UNIT VALUE   OUTSTANDING
                                                                AT BEGINNING     AT END   AT END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES                       YEAR   OF YEAR       OF YEAR   (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------
Loomis Sayles Small Cap Division(e)...............         2000   $ 26.26       $ 26.03            2
                                                           2001     26.03         23.51           11
                                                           2002     23.51         18.27           15
                                                           2003     18.27         24.70           15
                                                           2004     24.70         28.47           34
                                                           2005     28.47         30.16           23

Lord Abbett Bond Debenture Division(c)(g).........         1997     10.00         10.53            8
                                                           1998     10.53          9.65           37
                                                           1999      9.65         11.26           50
                                                           2000     11.26         11.05           53
                                                           2001     11.05         10.80           65
                                                           2002     10.80         10.83           80
                                                           2003     10.83         12.83           84
                                                           2004     12.83         13.78          132
                                                           2005     13.78         13.90          159

Met/AIM Small Cap Growth Division -- Class E(h)...         2002     11.26          8.54           --
                                                           2003      8.54         11.76            6
                                                           2004     11.76         12.42           11
                                                           2005     12.42         13.34            7

MetLife Mid Cap Stock Index Division(e)...........         2000     10.00         10.63           19
                                                           2001     10.63         10.41           59
                                                           2002     10.41          8.77           88
                                                           2003      8.77         11.73          142
                                                           2004     11.73         13.48          243
                                                           2005     13.48         14.99          300



                                                                        FFA- 119

---------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF UNITS
                                                                 UNIT VALUE    UNIT VALUE   OUTSTANDING
                                                                AT BEGINNING     AT END   AT END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES                       YEAR   OF YEAR       OF YEAR   (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------
MetLife Stock Index Division......................         1996   $ 20.43       $ 24.82          514
                                                           1997     24.82         32.49          799
                                                           1998     32.49         41.28          942
                                                           1999     41.28         49.39        1,245
                                                           2000     49.39         44.36        1,251
                                                           2001     44.36         38.60        1,515
                                                           2002     38.60         29.69        1,329
                                                           2003     29.69         37.71        1,368
                                                           2004     37.71         41.29        1,224
                                                           2005     41.29         42.80          908

MFS Research International Division(f)............         2001     10.00          8.74            2
                                                           2002      8.74          7.66           15
                                                           2003      7.66         10.04           24
                                                           2004     10.04         11.90           45
                                                           2005     11.90         13.77           60

MFS Total Return Division(j)......................         2004     33.30         36.38          436
                                                           2005     36.38         37.16          403

Morgan Stanley EAFE(R) Index Division(d)..........         1998     10.00         10.79            0
                                                           1999     10.79         13.35           11
                                                           2000     13.35         11.31           44
                                                           2001     11.31          8.77           68
                                                           2002      8.77          7.24           78
                                                           2003      7.24          9.87          102
                                                           2004      9.87         11.70          168
                                                           2005     11.70         13.13          169

Neuberger Berman Mid Cap Value Division(d)........         1998     10.00         10.72            0
                                                           1999     10.72         12.50           10
                                                           2000     12.50         15.88           55
                                                           2001     15.88         15.33          106
                                                           2002     15.33         13.73          102
                                                           2003     13.73         18.57          131
                                                           2004     18.57         22.60          236
                                                           2005     22.60         25.14          272



FFA- 120

---------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF UNITS
                                                                 UNIT VALUE    UNIT VALUE   OUTSTANDING
                                                                AT BEGINNING     AT END   AT END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES                       YEAR   OF YEAR       OF YEAR   (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------
Neuberger Berman Real Estate Division -- Class
  E(j)............................................         2004   $  9.99       $ 12.88           48
                                                           2005     12.88         14.48           67

Oppenheimer Capital Appreciation Division -- Class
  E(n)............................................         2005     10.02         10.93            1

Oppenheimer Global Equity Division(c).............         1997     10.00         10.87           56
                                                           1998     10.87         12.49          146
                                                           1999     12.49         15.49          178
                                                           2000     15.49         15.09          212
                                                           2001     15.09         12.55          316
                                                           2002     12.55         10.44          270
                                                           2003     10.44         13.49          295
                                                           2004     13.49         15.55          293
                                                           2005     15.55         17.91          826

PIMCO Total Return Division(f)....................         2001     10.00         10.56           14
                                                           2002     10.56         11.47           11
                                                           2003     11.47         11.87          199
                                                           2004     11.87         12.38          315
                                                           2005     12.38         12.56          301

RCM Global Technology Division(f).................         2001     10.00          7.45            5
                                                           2002      7.45          3.65            5
                                                           2003      3.65          5.70           64
                                                           2004      5.70          5.41           61
                                                           2005      5.41          5.97           45

Russell 2000(R) Index Division(d).................         1998     10.00         10.53            0
                                                           1999     10.53         12.80           30
                                                           2000     12.80         12.20           75
                                                           2001     12.20         12.19          132
                                                           2002     12.19          9.60          162
                                                           2003      9.60         13.90          158
                                                           2004     13.90         16.21          246
                                                           2005     16.21         16.78          231



                                                                        FFA- 121

---------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF UNITS
                                                                 UNIT VALUE    UNIT VALUE   OUTSTANDING
                                                                AT BEGINNING     AT END   AT END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES                       YEAR   OF YEAR       OF YEAR   (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth Division(d)........         1998   $ 10.00       $ 11.01            0
                                                           1999     11.01         13.33           16
                                                           2000     13.33         13.14           82
                                                           2001     13.14         11.72          115
                                                           2002     11.72          8.91           88
                                                           2003      8.91         11.55          123
                                                           2004     11.55         12.58          156
                                                           2005     12.58         13.28          133

T. Rowe Price Mid-Cap Growth Division(f)..........         2001     10.00          8.44           28
                                                           2002      8.44          4.68           75
                                                           2003      4.68          6.36           90
                                                           2004      6.36          7.44          171
                                                           2005      7.44          8.47          175

T. Rowe Price Small Cap Growth Division(c)........         1997     10.00         11.78          108
                                                           1998     11.78         12.08          242
                                                           1999     12.08         15.31          317
                                                           2000     15.31         13.79          425
                                                           2001     13.79         12.42          602
                                                           2002     12.42          9.02          610
                                                           2003      9.02         12.59          629
                                                           2004     12.59         13.86          549
                                                           2005     13.86         15.24          446

Western Asset Management Strategic Bond
  Opportunities Division(f).......................         2001     16.05         16.56            2
                                                           2002     16.56         17.98            6
                                                           2003     17.98         20.06           31
                                                           2004     20.06         21.18           82
                                                           2005     21.18         21.58           48

Western Asset Management U.S. Government
  Division(f).....................................         2001     14.83         15.39           19
                                                           2002     15.39         16.46           40
                                                           2003     16.46         16.58           53
                                                           2004     16.58         16.92           84
                                                           2005     16.92         17.05           65

MetLife Aggressive Allocation Division(n).........         2005      9.99         11.20            1



FFA- 122

---------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF UNITS
                                                                 UNIT VALUE    UNIT VALUE   OUTSTANDING
                                                                AT BEGINNING     AT END   AT END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES                       YEAR   OF YEAR       OF YEAR   (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------
MetLife Conservative Allocation Division(n).......         2005   $  9.99       $ 10.34            0

MetLife Conservative to Moderate Allocation
  Division(n).....................................         2005      9.99         10.57            2

MetLife Moderate Allocation Division(n)...........         2005      9.99         10.79           29

MetLife Moderate to Aggressive Allocation
  Division(n).....................................         2005      9.99         11.02            7


----------------
NOTES:


(a) INCEPTION DATE: MAY 1, 1996.



(b) THE ASSETS OF STATE STREET RESEARCH INCOME DIVISION WERE MERGED INTO THIS INVESTMENT DIVISION ON APRIL 29, 2002. ACCUMULATION UNIT VALUES PRIOR TO APRIL 29, 2002 ARE THOSE OF STATE STREET RESEARCH INCOME DIVISION.



(c) INCEPTION DATE: MARCH 3, 1997.



(d) INCEPTION DATE: NOVEMBER 9, 1998.



(e) INCEPTION DATE: JULY 5, 2000.



(f) INCEPTION DATE: MAY 1, 2001.



(g) THE ASSETS OF LOOMIS SAYLES HIGH YIELD BOND DIVISION WERE MERGED INTO THIS INVESTMENT DIVISION ON APRIL 29, 2002. ACCUMULATION UNIT VALUES PRIOR TO APRIL 29, 2002 ARE THOSE OF LOOMIS SAYLES HIGH YIELD BOND DIVISION.



(h) INCEPTION DATE: MAY 1, 2002.



(i) THE ASSETS OF JANUS GROWTH DIVISION WERE MERGED INTO JANUS AGGRESSIVE GROWTH DIVISION ON APRIL 28, 2003. ACCUMULATION UNIT VALUES PRIOR TO APRIL 28, 2003 ARE THOSE OF JANUS GROWTH DIVISION.



(j) INCEPTION DATE: MAY 1, 2004.



(k) THE ASSETS IN THIS INVESTMENT DIVISION MERGED INTO JENNISION GROWTH DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 2, 2005. THIS INVESTMENT DIVISION IS NO LONGER AVAILABLE.



(l) THE INVESTMENT DIVISION WITH THE NAME FI MID CAP OPPORTUNITIES WAS MERGED INTO THE JANUS MID CAP DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004 AND WAS RENAMED FI MID CAP OPPORTUNITIES. THE INVESTMENT DIVISION WITH THE NAME FI MID CAP OPPORTUNITIES ON APRIL 30, 2004 CEASED TO EXIST. THE ACCUMULATION UNIT VALUES HISTORY PRIOR TO MAY 1, 2004 IS THAT OF JANUS MID CAP DIVISION.



(m) THE ASSETS OF MFS(R) Investors Trust Division were merged into the Legg Mason Value Equity Division prior to the opening of business on May 1, 2006. Accumulation unit values prior to May 1, 2006 are those of MFS(R) Investors Division.



(n) INCEPTION DATE: MAY 1, 2005.



                                                                        FFA- 123

APPENDIX C


WHAT YOU NEED TO KNOW IF YOU ARE A TEXAS OPTIONAL

RETIREMENT PROGRAM PARTICIPANT

If you are a participant in the Texas Optional Retirement Program, Texas law permits us to make withdrawals on your behalf only if you die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal you ask for requires a written statement from the appropriate Texas institution of higher education verifying your vesting status and (if applicable) termination of employment. Also, we require a written statement from you that you are not transferring employment to another Texas institution of higher education. If you retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state's matching contribution will be refunded to the appropriate Texas institution. We may change these restrictions or add others without your consent to the extent necessary to maintain compliance with the law.


FFA- 124

APPENDIX D



PORTFOLIO LEGAL AND MARKETING NAMES



                                     LEGAL NAME OF
SERIES FUND/TRUST                   PORTFOLIO SERIES       MARKETING NAME
-------------------------------    ------------------    ------------------
AMERICAN FUNDS INSURANCE SERIES        Bond Fund           American Funds
                                                             Bond Fund
AMERICAN FUNDS INSURANCE SERIES       Global Small         American Funds
                                     Capitalization         Global Small
                                          Fund             Capitalization
                                                                Fund
AMERICAN FUNDS INSURANCE SERIES    Growth-Income Fund      American Funds
                                                         Growth-Income Fund
AMERICAN FUNDS INSURANCE SERIES       Growth Fund          American Funds
                                                            Growth Fund
CALVERT VARIABLE SERIES, INC.       Social Balanced        Calvert Social
                                       Portfolio         Balanced Portfolio
CALVERT VARIABLE SERIES, INC.        Social Mid Cap      Calvert Social Mid
                                    Growth Portfolio         Cap Growth
                                                             Portfolio
METROPOLITAN SERIES FUND, INC.      FI International      FI International
                                    Stock Portfolio       Stock Portfolio
                                                             (Fidelity)
METROPOLITAN SERIES FUND, INC.        FI Large Cap          FI Large Cap
                                       Portfolio             Portfolio
                                                             (Fidelity)
METROPOLITAN SERIES FUND, INC.         FI Mid Cap            FI Mid Cap
                                     Opportunities         Opportunities
                                       Portfolio             Portfolio
                                                             (Fidelity)
METROPOLITAN SERIES FUND, INC.      FI Value Leaders      FI Value Leaders
                                       Portfolio             Portfolio
                                                             (Fidelity)
VARIABLE INSURANCE PRODUCTS         Investment Grade        Fidelity VIP
                                     Bond Portfolio       Investment Grade
                                                           Bond Portfolio
VARIABLE INSURANCE PRODUCTS          Equity-Income          Fidelity VIP
                                       Portfolio           Equity-Income
                                                             Portfolio
VARIABLE INSURANCE PRODUCTS         Growth Portfolio        Fidelity VIP
                                                          Growth Portfolio
VARIABLE INSURANCE PRODUCTS           Money Market       Fidelity VIP Money
                                       Portfolio          Market Portfolio
VARIABLE INSURANCE PRODUCTS        Overseas Portfolio       Fidelity VIP
                                                         Overseas Portfolio



                                                                        FFA- 125

APPENDIX E


TABLE OF CONTENTS FOR THE STATEMENT OF

ADDITIONAL INFORMATION


                                                      PAGE
COVER PAGE.................... .....................     1
TABLE OF CONTENTS................. .................     1
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM... ...     2
SERVICES..................... ......................     2
DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE
     DEFERRED ANNUITIES AND INCOME ANNUITIES... ....     2
EARLY WITHDRAWAL CHARGE.............. ..............     3
EXPERIENCE FACTOR................. .................     3
VARIABLE INCOME PAYMENTS............. ..............     4
INVESTMENT MANAGEMENT FEES............ .............     7
ADVERTISEMENT OF THE SEPARATE ACCOUNT....... .......    11
VOTING RIGHTS................... ...................    12
ERISA....................... .......................    13
TAXES....................... .......................    14
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT... ....   F-1
FINANCIAL STATEMENTS OF METLIFE.......... ..........   F-1


[PEANUTS GANG GRAPHIC]


FFA- 126

                           REQUEST FOR A STATEMENT OF

                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[ ] Metropolitan Life Separate Account E

[ ] Metropolitan Series Fund, Inc.

[ ] Met Investors Series Trust

[ ] Calvert Social Balanced Portfolio and Calvert Social Mid Cap Growth
    Portfolio

[ ] Fidelity Variable Insurance Products Funds

[ ] American Funds Insurance Series

[ ] I have changed my address. My current address is:

                                    Name -------------------------------
-------------------------------
       (Contract Number)
                                 Address -------------------------------
-------------------------------          -------------------------------
          (Signature)                                                zip

Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893